ANNUAL REPORT AUGUST 31, 2002
JPMORGAN FUNDS

[GRAPHIC]

INCOME FUNDS

BOND FUND
BOND FUND II
ENHANCED INCOME FUND
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
INTERMEDIATE BOND FUND
SHORT TERM BOND FUND
SHORT-TERM BOND FUND II
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                                  1

Fund Commentaries
   Bond Fund                                        3

   Bond Fund II                                     5

   Enhanced Income Fund                             7

   Fleming Emerging Markets Debt Fund               9

   Global Strategic Income Fund                    11

   Intermediate Bond Fund                          13

   Short Term Bond Fund                            15

   Short-Term Bond Fund II                         17

   Strategic Income Fund                           19

   U.S. Treasury Income Fund                       21

Portfolio of Investments                           23

Financial Statements                              101

Notes to Financial Statements                     119

Financial Highlights                              168



HIGHLIGHTS

-    The U.S. economy sent mixed signals over the past year.

- During the reporting period, fixed-income activity was characterized by volatility.


             NOT FDIC INSURED   May lose value / No bank guarantee

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

                             JPMORGAN INCOME FUNDS

PRESIDENT'S LETTER                                               OCTOBER 7, 2002

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Income Funds for the period ended August 31, 2002. Inside you'll find in-depth information on our income funds along with updates from the portfolio management team.

U.S. ECONOMY SENDING MIXED SIGNALS

A year ago, the U.S. economy was looking stronger, suggesting to some that a recovery was possible. But in early September 2001, economic data weakened with declines in employment, industrial production and consumer confidence. Then came the tragic events of September 11th. The Federal Reserve Board maintained its accommodative monetary policy and by the end of 2001, the Federal Funds rate stood at 1.75%, down from 4.75% at the beginning of the 2001.

By the beginning of 2002, the U.S. economy began to show signs of strength once again. However, a number of factors combined to undermine the recovery, including corporate governance issues, accounting fraud, credit downgrades and a decline in the equity markets. Fear and doubt overcame optimism, and the reaction in the financial markets was severe and negative. While understandable, the reaction seemed to be out of proportion, given economic fundamentals. Concerned that the U.S. might slip back into recession, the Fed signaled--in August--that it might ease interest rates later in the year.

FIXED INCOME MARKETS REMAIN VOLATILE

The market for fixed-income securities throughout the period was characterized by volatility and a lack of liquidity. The Fed's easing bias led to a drop in interest rates, especially in the shorter maturities. As investors sought quality, Treasury yields rallied and prices of many investment-grade bonds declined.

By the end of August, some of the more-distressed sectors had partially regained from their losses. But as a whole, the corporate bond market did not attract much investor interest. The high-yield market enjoyed a rebound but struggled as it continued to absorb more than $100 billion in investment-grade debt that had been downgraded earlier in the year. Emerging markets debt fluctuated dramatically. A broad-based rally disintegrated on fears about Argentina and Brazil but by the end of the period, the decline had ended and emerging market bonds were once again on the upswing.

FUND FAMILY ANNOUNCEMENTS

In our ongoing efforts to keep shareholders informed, we have important news to share with you. On October 24, 2002, your Fund's Board of Trustees approved management's proposal to merge the JPMorgan Intermediate Bond Fund into the JPMorgan Bond Fund II, contingent upon the approval of shareholders and the SEC approval. Important information detailing this proposal will be sent to you in January. We encourage you to review the material carefully and, as a valued shareholder, vote on the proposal.

In these dramatic and challenging times, your portfolio managers continue to have a positive outlook for the future. They are working hard to maintain good performance and will continue to focus on preservation of principal while trying to obtain the highest possible yields in this low interest rate environment. The portfolio management team and all of us at JPMorgan Fleming Asset Management thank you for your continued investment and anticipate serving your investment needs for many years to come.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN BOND FUND
AS OF AUGUST 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Bond Fund, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity, returned 3.71% (Institutional Class Shares) during the ten-month period ended August 31, 2002 (the Fund changed its fiscal year end from October 31st to August 31st). This compares to the 4.57% return of its benchmark index, the Salomon Smith Barney Broad Investment Grade Bond Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund underperformed its benchmark during the period. A modest contribution to performance was our decision to take advantage of opportunities to trade duration. The mortgage sectors continued to perform well and, as a result, the Fund benefited from overweights in residential and collateralized mortgage-backed securities. Given continued volatility in the corporate-bond sector, our overweight position there hurt performance. We also maintained our overweight in asset-backed securities, which lagged Treasuries as spreads widened on the heels of the Treasury market rally, and as concerns regarding lower consumer-debt credit analysis increased.

Q: HOW WAS THE FUND MANAGED?

A: We actively managed duration throughout the period, often adopting a longer duration position in response to equity market volatility and a softening economic backdrop. To moderate exposure to event risk, we decreased and diversified our holdings in investment-grade corporate bonds but took advantage of price volatility to purchase issues that added value. We held a significant overweight to residential and collateralized mortgage-backed securities because we believed they would outperform during 2002, which they did until April. Accelerating mortgage prepayments and declining liquidity led us to trim these positions late in the period. As the recovery slowed in the spring, we reduced our allocation to high-yield securities because we believe these issues carry significant event and liquidity risk. We maintained a modest exposure to emerging markets debt given that sector's potential for recovery.

Q: WHAT IS THE OUTLOOK?

A: A slow economic recovery should continue into 2003. We believe the Fed will maintain a low interest rate bias, not hesitating to cut the targeted Fed Funds rate further if economic weakness persists. We plan to maintain a tactical long duration position as a hedge against lower interest rates, and will continue to actively manage our credit sector exposures. When we see opportunity, we will add to our holdings in residential mortgage-backed securities, and we plan to remain overweight in asset-backed and commercial mortgage-backed securities because of their high quality and yield advantage. We will continue to pare our high yield exposure and maintain a high-quality focus in emerging markets debt.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS


                                    1 YEAR    3 YEARS     5 YEARS   10 YEARS
   Class A Shares
     Without Sales Charge            6.48%      8.33%       6.74%      6.65%
     With Sales Charge*              1.68%      6.69%       5.77%      6.17%

   Class B Shares
     Without CDSC                    5.46%      7.98%       6.53%      6.55%
     With CDSC**                     0.62%      7.12%       6.23%      6.55%

   Institutional Shares              6.51%      8.47%       6.88%      6.82%

   Select Shares                     6.34%      8.28%       6.71%      6.64%

   Ultra Shares                      6.66%      8.59%       7.02%      6.89%

TEN-YEAR PERFORMANCE (8/31/92 TO 8/31/02)

[CHART]

              JPMORGAN BOND FUND    SALOMON SMITH BARNEY BROAD   LIPPER INTERMEDIATE INVESTMENT
          (INSTITUTIONAL SHARES)   INVESTMENT GRADE BOND INDEX           GRADE DEBT FUNDS INDEX
  8/92                $3,000,000                    $3,000,000                       $3,000,000
  9/92                $3,042,900                    $3,034,800                       $3,039,900
 10/92                $2,979,608                    $2,995,348                       $2,996,733
 11/92                $2,971,861                    $2,996,546                       $2,988,642
 12/92                $3,024,165                    $3,042,992                       $3,033,173
  1/93                $3,085,858                    $3,104,461                       $3,095,353
  2/93                $3,137,701                    $3,157,236                       $3,154,474
  3/93                $3,147,741                    $3,169,550                       $3,168,039
  4/93                $3,174,497                    $3,194,589                       $3,192,432
  5/93                $3,174,180                    $3,196,506                       $3,190,836
  6/93                $3,236,711                    $3,257,240                       $3,248,909
  7/93                $3,256,779                    $3,275,806                       $3,263,530
  8/93                $3,315,075                    $3,331,822                       $3,322,599
  9/93                $3,328,004                    $3,343,150                       $3,333,232
 10/93                $3,338,654                    $3,353,514                       $3,346,231
 11/93                $3,309,941                    $3,325,344                       $3,318,458
 12/93                $3,325,167                    $3,343,966                       $3,336,045
  1/94                $3,369,392                    $3,389,110                       $3,378,413
  2/94                $3,312,112                    $3,332,851                       $3,315,575
  3/94                $3,245,870                    $3,250,196                       $3,243,958
  4/94                $3,216,657                    $3,225,820                       $3,217,358
  5/94                $3,222,125                    $3,225,497                       $3,211,245
  6/94                $3,211,170                    $3,218,723                       $3,205,465
  7/94                $3,269,292                    $3,279,557                       $3,256,432
  8/94                $3,272,561                    $3,283,165                       $3,262,293
  9/94                $3,233,945                    $3,235,887                       $3,225,429
 10/94                $3,227,477                    $3,232,651                       $3,221,559
 11/94                $3,217,149                    $3,224,246                       $3,212,860
 12/94                $3,234,844                    $3,248,751                       $3,228,603
  1/95                $3,289,189                    $3,316,000                       $3,283,167
  2/95                $3,364,183                    $3,393,594                       $3,352,770
  3/95                $3,391,096                    $3,413,277                       $3,374,898
  4/95                $3,439,589                    $3,460,039                       $3,419,109
  5/95                $3,582,332                    $3,597,403                       $3,539,120
  6/95                $3,604,900                    $3,622,584                       $3,561,417
  7/95                $3,591,202                    $3,615,339                       $3,553,582
  8/95                $3,636,092                    $3,656,916                       $3,595,158
  9/95                $3,673,543                    $3,691,291                       $3,629,312
 10/95                $3,726,810                    $3,740,754                       $3,676,856
 11/95                $3,779,358                    $3,799,110                       $3,731,642
 12/95                $3,831,135                    $3,851,537                       $3,781,646
  1/96                $3,857,570                    $3,877,728                       $3,806,604
  2/96                $3,785,048                    $3,811,806                       $3,740,370
  3/96                $3,762,716                    $3,784,361                       $3,714,561
  4/96                $3,736,377                    $3,756,357                       $3,693,017
  5/96                $3,725,915                    $3,754,103                       $3,687,477
  6/96                $3,772,861                    $3,802,531                       $3,730,252
  7/96                $3,777,389                    $3,812,798                       $3,740,696
  8/96                $3,773,612                    $3,807,460                       $3,736,956
  9/96                $3,836,631                    $3,873,710                       $3,799,363
 10/96                $3,921,037                    $3,960,869                       $3,879,529
 11/96                $3,981,421                    $4,026,223                       $3,946,645
 12/96                $3,957,134                    $3,990,792                       $3,911,520
  1/97                $3,974,545                    $4,006,356                       $3,923,646
  2/97                $3,987,661                    $4,010,763                       $3,933,455
  3/97                $3,943,398                    $3,970,254                       $3,891,367
  4/97                $3,998,212                    $4,027,029                       $3,944,679
  5/97                $4,036,994                    $4,064,883                       $3,979,786
  6/97                $4,088,264                    $4,113,255                       $4,026,748
  7/97                $4,194,559                    $4,224,725                       $4,133,457
  8/97                $4,158,905                    $4,188,392                       $4,095,842
  9/97                $4,220,041                    $4,249,961                       $4,154,822
 10/97                $4,264,774                    $4,311,161                       $4,204,680
 11/97                $4,280,127                    $4,331,423                       $4,216,874
 12/97                $4,324,212                    $4,375,604                       $4,255,247
  1/98                $4,373,940                    $4,432,049                       $4,311,842
  2/98                $4,375,690                    $4,428,947                       $4,305,806
  3/98                $4,399,319                    $4,446,219                       $4,321,737
  4/98                $4,418,676                    $4,469,340                       $4,342,049
  5/98                $4,460,211                    $4,512,245                       $4,381,128
  6/98                $4,491,879                    $4,549,246                       $4,416,177
  7/98                $4,500,863                    $4,558,799                       $4,425,009
  8/98                $4,550,822                    $4,628,549                       $4,484,747
  9/98                $4,650,485                    $4,737,783                       $4,585,205
 10/98                $4,614,211                    $4,716,463                       $4,548,065
 11/98                $4,637,282                    $4,742,403                       $4,570,805
 12/98                $4,650,731                    $4,757,105                       $4,590,460
  1/99                $4,678,170                    $4,792,307                       $4,618,921
  2/99                $4,592,559                    $4,708,442                       $4,536,704
  3/99                $4,634,352                    $4,735,280                       $4,572,544
  4/99                $4,657,523                    $4,750,906                       $4,588,090
  5/99                $4,599,770                    $4,707,198                       $4,541,292
  6/99                $4,569,412                    $4,691,194                       $4,525,851
  7/99                $4,553,419                    $4,672,429                       $4,510,011
  8/99                $4,545,678                    $4,669,158                       $4,505,050
  9/99                $4,587,044                    $4,725,188                       $4,554,605
 10/99                $4,615,025                    $4,739,364                       $4,561,437
 11/99                $4,628,870                    $4,738,890                       $4,566,911
 12/99                $4,624,241                    $4,717,091                       $4,545,903
  1/00                $4,604,819                    $4,703,883                       $4,529,538
  2/00                $4,659,156                    $4,758,918                       $4,578,910
  3/00                $4,716,463                    $4,820,784                       $4,635,231
  4/00                $4,683,920                    $4,806,322                       $4,606,492
  5/00                $4,673,615                    $4,801,996                       $4,598,201
  6/00                $4,764,751                    $4,902,358                       $4,695,682
  7/00                $4,790,957                    $4,946,969                       $4,735,596
  8/00                $4,873,840                    $5,017,711                       $4,801,420
  9/00                $4,904,546                    $5,051,831                       $4,833,110
 10/00                $4,930,540                    $5,084,163                       $4,850,026
 11/00                $5,013,866                    $5,166,527                       $4,927,141
 12/00                $5,130,689                    $5,264,174                       $5,026,669
  1/01                $5,227,659                    $5,351,033                       $5,115,139
  2/01                $5,265,298                    $5,398,657                       $5,164,244
  3/01                $5,277,935                    $5,426,730                       $5,184,385
  4/01                $5,229,905                    $5,401,224                       $5,156,389
  5/01                $5,267,561                    $5,436,872                       $5,188,359
  6/01                $5,281,783                    $5,454,814                       $5,207,555
  7/01                $5,383,193                    $5,580,820                       $5,334,099
  8/01                $5,446,177                    $5,642,209                       $5,392,774
  9/01                $5,464,149                    $5,711,609                       $5,434,299
 10/01                $5,593,103                    $5,826,983                       $5,545,158
 11/01                $5,526,545                    $5,746,571                       $5,475,289
 12/01                $5,504,439                    $5,712,666                       $5,440,247
  1/02                $5,558,383                    $5,757,796                       $5,479,417
  2/02                $5,609,520                    $5,813,071                       $5,532,568
  3/02                $5,537,157                    $5,717,155                       $5,436,301
  4/02                $5,624,644                    $5,825,781                       $5,534,154
  5/02                $5,655,579                    $5,875,300                       $5,579,534
  6/02                $5,661,801                    $5,918,777                       $5,576,187
  7/02                $5,691,242                    $5,989,211                       $5,598,491
  8/02                $5,803,181                    $6,094,022                       $5,706,542

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of the future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Sales Charge for Class A Shares is 4.50%.

**Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, a 2% CDSC for the five year period and 0% for the ten year period.

The Fund commenced operations on 7/26/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Bond Fund, which are similar to the expenses of the Institutional Shares. The returns presented prior to 7/26/93 is based on the historical expenses of the J.P. Morgan Bond Fund.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Bond Fund, which are similar to the expenses of the Select Shares.

Returns for the Ultra Shares prior to 9/10/01 (offering date of the Ultra Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Bond Fund-Ultra, which are lower than the expenses of the Ultra Shares.

Returns for the Class A and B Shares prior to 9/10/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the J.P. Morgan Bond Fund, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Bond Fund, Salomon Smith Barney Broad Investment Grade Bond Index, and Lipper Intermediate Investment Grade Debt Funds Index from August 31, 1992 to August 31, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Salomon Smith Barney Broad Investment Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment grade bonds. The Lipper Intermediate Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

JPMORGAN BOND FUND II
AS OF AUGUST 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Bond Fund II, which seeks to provide as high a level of income as is consistent with reasonable risk, returned 4.33% (Select Class Shares) for the ten-month period ending August 31, 2002 (the Fund changed its fiscal year end from October 31st to August 31st). This compares to the 4.69% return of its benchmark index, the Lehman Aggregate Bond Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund modestly underperformed its benchmark during the reporting period. A modest contribution to performance was our decision to take advantage of opportunities to tactically trade duration. The mortgage sectors continued to perform well and, as a result, the Fund benefited from overweights in residential and collateralized mortgage-backed securities. The contribution from investment-grade corporate bonds was mixed during the period. Detracting slightly from performance was our overweight in asset-backed securities.

Q: HOW WAS THE FUND MANAGED?

A: We actively managed duration throughout the period, often adopting a longer duration position in response to equity market volatility and a softening economic backdrop. To moderate exposure to event risk, we decreased and diversified our holdings in investment-grade corporate bonds but took advantage of price volatility to purchase issues that added value. We held a significant overweight to residential and collateralized mortgage-backed securities because we believed they would outperform during 2002, which they did until April. Accelerating mortgage prepayments and declining liquidity led us to trim these positions late in the period.

Q: WHAT IS THE OUTLOOK?

A: We believe the Fed will maintain a low interest rate bias, not hesitating to cut rates further if economic weakness persists. We plan to maintain a tactical long duration position as a hedge against lower interest rates, and will continue to actively manage our credit sector exposures. When we see opportunity, we will add to our holdings in residential mortgage-backed securities, and we plan to remain overweight in asset-backed and commercial mortgage-backed securities because of their high quality and yield advantage.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
   Class A Shares
     Without Sales Charge            8.07%        8.32%      6.90%        6.81%
     With Sales Charge*              3.21%        6.67%      5.92%        6.32%

   Class B Shares
     Without CDSC                    6.96%        7.84%      6.62%        6.67%
     With CDSC**                     1.96%        6.97%      6.30%        6.67%

   Select Shares                     8.01%        8.34%      6.91%        6.82%

TEN-YEAR PERFORMANCE (8/31/92 TO 8/31/02)

[CHART]

                   JPMORGAN BOND      LEHMAN AGGREGATE    LIPPER CORPORATE DEBT
         FUND II (SELECT SHARES)            BOND INDEX      A-RATED FUNDS INDEX
  8/92                $1,000,000            $1,000,000               $1,000,000
  9/92                $1,008,800            $1,011,900               $1,012,300
 10/92                  $996,594              $998,442                 $994,585
 11/92                  $996,195              $998,641                 $994,684
 12/92                $1,009,345            $1,014,520               $1,011,793
  1/93                $1,031,147            $1,033,999               $1,033,445
  2/93                $1,051,873            $1,052,094               $1,057,731
  3/93                $1,055,449            $1,056,512               $1,061,962
  4/93                $1,065,581            $1,063,908               $1,069,290
  5/93                $1,066,540            $1,065,291               $1,069,931
  6/93                $1,087,978            $1,084,573               $1,095,609
  7/93                $1,097,334            $1,090,755               $1,104,813
  8/93                $1,122,024            $1,109,843               $1,132,101
  9/93                $1,125,615            $1,112,840               $1,135,385
 10/93                $1,130,680            $1,116,957               $1,141,743
 11/93                $1,119,260            $1,107,463               $1,125,873
 12/93                $1,124,297            $1,113,443               $1,131,952
  1/94                $1,142,286            $1,128,475               $1,150,290
  2/94                $1,120,125            $1,108,839               $1,123,143
  3/94                $1,093,242            $1,081,451               $1,090,796
  4/94                $1,083,512            $1,072,799               $1,077,925
  5/94                $1,082,537            $1,072,692               $1,074,152
  6/94                $1,080,264            $1,070,332               $1,070,500
  7/94                $1,100,141            $1,091,632               $1,090,840
  8/94                $1,100,471            $1,092,942               $1,091,167
  9/94                $1,083,964            $1,076,876               $1,073,054
 10/94                $1,083,422            $1,075,906               $1,069,405
 11/94                $1,083,964            $1,073,539               $1,067,908
 12/94                $1,081,037            $1,080,947               $1,076,345
  1/95                $1,103,306            $1,102,350               $1,095,503
  2/95                $1,122,393            $1,128,585               $1,122,015
  3/95                $1,133,168            $1,135,470               $1,130,205
  4/95                $1,147,106            $1,151,366               $1,146,367
  5/95                $1,194,826            $1,195,924               $1,197,725
  6/95                $1,199,605            $1,204,655               $1,206,228
  7/95                $1,193,127            $1,202,004               $1,200,318
  8/95                $1,211,740            $1,216,549               $1,217,002
  9/95                $1,227,856            $1,228,349               $1,230,146
 10/95                $1,245,783            $1,244,318               $1,248,721
 11/95                $1,264,345            $1,262,982               $1,269,200
 12/95                $1,281,161            $1,280,664               $1,289,634
  1/96                $1,290,513            $1,289,116               $1,295,696
  2/96                $1,269,349            $1,266,686               $1,266,413
  3/96                $1,260,337            $1,257,819               $1,256,155
  4/96                $1,254,791            $1,250,775               $1,246,483
  5/96                $1,252,031            $1,248,274               $1,243,740
  6/96                $1,268,307            $1,265,001               $1,259,287
  7/96                $1,270,717            $1,268,416               $1,261,931
  8/96                $1,267,413            $1,266,260               $1,258,398
  9/96                $1,289,086            $1,288,293               $1,282,308
 10/96                $1,315,641            $1,316,893               $1,313,724
 11/96                $1,340,506            $1,339,412               $1,340,524
 12/96                $1,322,410            $1,326,955               $1,325,376
  1/97                $1,325,716            $1,331,069               $1,327,364
  2/97                $1,327,969            $1,334,396               $1,332,010
  3/97                $1,315,221            $1,319,585               $1,313,628
  4/97                $1,334,160            $1,339,378               $1,332,150
  5/97                $1,346,568            $1,352,102               $1,344,539
  6/97                $1,363,400            $1,368,192               $1,362,691
  7/97                $1,404,302            $1,405,134               $1,406,569
  8/97                $1,384,501            $1,393,190               $1,388,706
  9/97                $1,404,300            $1,413,809               $1,412,453
 10/97                $1,423,398            $1,434,309               $1,430,674
 11/97                $1,425,960            $1,440,907               $1,437,398
 12/97                $1,438,794            $1,455,460               $1,452,634
  1/98                $1,456,491            $1,474,090               $1,469,920
  2/98                $1,454,452            $1,472,911               $1,467,422
  3/98                $1,459,397            $1,477,919               $1,472,851
  4/98                $1,466,840            $1,485,604               $1,479,626
  5/98                $1,480,922            $1,499,717               $1,495,606
  6/98                $1,493,954            $1,512,465               $1,508,917
  7/98                $1,494,999            $1,515,641               $1,509,219
  8/98                $1,517,275            $1,540,346               $1,522,651
  9/98                $1,555,359            $1,576,390               $1,556,606
 10/98                $1,543,538            $1,568,035               $1,536,993
 11/98                $1,547,088            $1,576,973               $1,553,746
 12/98                $1,553,122            $1,581,704               $1,558,718
  1/99                $1,566,323            $1,592,934               $1,571,967
  2/99                $1,537,816            $1,565,058               $1,537,069
  3/99                $1,546,428            $1,573,666               $1,547,214
  4/99                $1,550,449            $1,578,701               $1,552,320
  5/99                $1,535,409            $1,564,809               $1,534,623
  6/99                $1,529,421            $1,559,801               $1,527,104
  7/99                $1,523,150            $1,553,250               $1,520,232
  8/99                $1,521,018            $1,552,474               $1,516,127
  9/99                $1,539,270            $1,570,482               $1,530,530
 10/99                $1,543,426            $1,576,293               $1,532,826
 11/99                $1,543,272            $1,576,135               $1,533,899
 12/99                $1,536,636            $1,568,570               $1,526,997
  1/00                $1,534,024            $1,563,394               $1,523,637
  2/00                $1,549,824            $1,582,311               $1,539,788
  3/00                $1,569,042            $1,603,197               $1,560,729
  4/00                $1,550,684            $1,598,548               $1,547,931
  5/00                $1,544,481            $1,597,749               $1,541,894
  6/00                $1,574,290            $1,630,982               $1,576,278
  7/00                $1,588,144            $1,645,824               $1,589,677
  8/00                $1,608,154            $1,669,688               $1,610,819
  9/00                $1,620,055            $1,680,207               $1,619,679
 10/00                $1,627,993            $1,691,297               $1,626,481
 11/00                $1,653,715            $1,719,034               $1,650,553
 12/00                $1,691,420            $1,751,008               $1,684,390
  1/01                $1,721,358            $1,779,549               $1,715,719
  2/01                $1,734,096            $1,795,032               $1,731,161
  3/01                $1,740,686            $1,804,007               $1,737,220
  4/01                $1,721,016            $1,796,430               $1,727,318
  5/01                $1,729,449            $1,807,208               $1,738,718
  6/01                $1,735,502            $1,814,076               $1,745,673
  7/01                $1,774,204            $1,854,711               $1,785,300
  8/01                $1,790,526            $1,876,040               $1,805,474
  9/01                $1,815,952            $1,897,802               $1,812,515
 10/01                $1,853,723            $1,937,466               $1,851,665
 11/01                $1,828,327            $1,910,729               $1,829,260
 12/01                $1,818,820            $1,898,501               $1,815,541
  1/02                $1,834,644            $1,913,879               $1,828,249
  2/02                $1,849,871            $1,932,443               $1,841,778
  3/02                $1,822,493            $1,900,365               $1,812,310
  4/02                $1,854,751            $1,937,232               $1,844,388
  5/02                $1,868,662            $1,953,698               $1,858,405
  6/02                $1,879,500            $1,970,695               $1,866,396
  7/02                $1,899,611            $1,994,541               $1,877,595
  8/02                $1,934,336            $2,028,249               $1,911,955

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of the future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Sales Charge for Class A Shares is 4.50%.

**Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, a 2% CDSC for the five year period and 0% for the ten year period.

The Fund commenced operations on 1/1/97.

Returns for the Select Shares prior to 1/1/97 (offering date of the Select Shares) are calculated using performance of a predecessor account and the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

Returns for the Class A and B Shares prior to 3/2/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Bond Fund II, Lehman Aggregate Bond Index, and Lipper Corporate Debt A-Rated Funds Index from August 31, 1992 to August 31, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lipper Corporate Debt A-Rated Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

JPMORGAN ENHANCED INCOME FUND
AS OF AUGUST 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Enhanced Income Fund, which seeks to provide high current income consistent with principal preservation, returned 1.58% (Institutional Class Shares) for the nine-month period ending August 31, 2002. (The Fund's inception date was November 30, 2001.) This compares to the 1.48% return of its benchmark index, the 3-month LIBOR Index.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: One reason the Fund outperformed its benchmark was our active management of duration. We eliminated our strategic long duration position and ended the period with a neutral position relative to the benchmark. At the end of 2001, we added A-2/P-2 rated commercial paper to enhance the yield of the Fund. As the volatility in credit spreads intensified, we tactically reduced our allocation to the corporate sector in favor of AAA-rated mortgages as well as asset-backeds and high-quality agency securities, which benefited performance. We sold mortgages at a slight gain toward the end of the period.

Q: HOW WAS THE FUND MANAGED?

A: As a result of the uncertainty about interest rates, the fixed income markets were volatile, which allowed us to take advantage of market fluctuations to tactically trade duration. Negative corporate earnings reports outweighed positive ones across a broad range of industries. The turmoil in the corporate bond market led us to reduce our corporate holdings, and we replaced them with AAA-rated mortgages and asset-backed securities. During the spring, we swapped out of floating rate asset-backed securities in favor of three-year fixed-rate asset-backed securities. To increase diversification, we sold callable agencies and added sovereign and supranational issues. We also added three-year fixed and floating rate bank paper.

Q: WHAT IS THE OUTLOOK?

A: A slow economic recovery should continue into 2003. We believe the Fed will maintain a low interest rate bias, not hesitating to cut rates further if economic weakness persists. Because the markets are likely to remain volatile, we will retain a neutral-duration approach for the present. We believe we are well-positioned to continue to outperform as the direction of the economy becomes clearer and the equity markets stabilize.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                               SINCE INCEPTION
                                                                    (11/30/01)
   Institutional Shares                                               1.58%

LIFE OF FUND PERFORMANCE (11/30/01 TO 8/31/02)

[CHART]

             ENHANCED INCOME        3 MONTH    LIPPER INCOME
      (INSTITUTIONAL SHARES)    LIBOR INDEX      FUNDS INDEX
11/01             $3,000,000     $3,000,000       $3,000,000
12/01             $3,005,700     $3,005,700       $3,018,300
 1/02             $3,008,706     $3,010,509       $3,003,812
 2/02             $3,014,422     $3,014,724       $2,995,401
 3/02             $3,020,451     $3,019,547       $3,038,236
 4/02             $3,032,231     $3,024,681       $3,025,779
 5/02             $3,037,992     $3,029,520       $3,029,107
 6/02             $3,043,764     $3,034,367       $2,941,566
 7/02             $3,044,069     $3,039,222       $2,848,613
 8/02             $3,047,425     $3,044,085       $2,883,651

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of the future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 11/30/01.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Enhanced Income Fund, 3 Month LIBOR, and the Lipper Income Funds Index from November 30, 2001 to August 31, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The 3 Month LIBOR is an abbreviation for the "London Interbank Offered Rate". Similarly to the Fed Funds Rate, it represents the rate at which banks are willing to loan each other reserves. The LIBOR is an average of the rate charged on dollar-denominated deposits traded between banks in London. The benchmark presented is the total return of the 3 Month Libor for the period presented. The Lipper Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND
AS OF AUGUST 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Fleming Emerging Markets Debt Fund, which seeks to provide a high total return from a portfolio of fixed-income securities of emerging markets issuers, had a total return of 7.69% (Select Class Shares) for the one-month period ended August 31, 2002 (the Fund changed its fiscal year end from July 31st to August 31st). This compares to the 7.32% return from the Emerging Markets Bond Index Global, the Fund's benchmark.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: In terms of country selection, the portfolio management team's overweight positions in Brazil and Uruguay added to performance, as both countries recovered in August. Additionally, underweights in higher-rated Asian countries (namely, Korea, Malaysia and China) positively impacted performance, as did underweight positions in Lebanon, Nigeria and Poland. Security selection added some value, led by selections in Russia, Columbia, Mexico and Nigeria.

Q: HOW WAS THE FUND MANAGED?

A: As market conditions deteriorated, we reduced Brazil to an underweight position. However, after the announcement of the IMF package, we increased our holdings to take advantage of the likely rise of the government presidential candidate. We also added a small amount to Peru on market weakness. To fund these purchases, we took profits in Russia and reduced our positions in Colombia, Turkey, and Mexico.

Q: WHAT IS THE OUTLOOK?

A: We expect the performance of the emerging bond market to track developments in the global economy, as reflected in global equity markets and Brazil's presidential race. The coming weeks should be volatile but we believe the outlook is positive for Brazil and for the market in general.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                         SINCE
                                                                       INCEPTION
                              1 YEAR     3 YEARS       5 YEARS         (4/17/97)
   Select Shares               2.13%      12.93%         4.75%           5.90%

LIFE OF FUND PERFORMANCE (4/17/97 TO 8/31/02)

[CHART]

                 JPMORGAN FLEMING
            EMERGING MARKETS DEBT        EMERGING MARKETS     LIPPER EMERGING MARKETS
             FUND (SELECT SHARES)       BOND INDEX GLOBAL            DEBT FUNDS INDEX
 4/97                  $1,000,000              $1,000,000                  $1,000,000
 4/97                  $1,020,000              $1,000,000                  $1,000,000
 5/97                  $1,051,008              $1,033,900                  $1,041,100
 6/97                  $1,068,034              $1,056,542                  $1,073,686
 7/97                  $1,090,036              $1,100,178                  $1,119,855
 8/97                  $1,078,917              $1,094,787                  $1,116,047
 9/97                  $1,105,783              $1,125,222                  $1,151,426
10/97                    $986,026              $1,005,948                  $1,027,878
11/97                  $1,034,835              $1,048,601                  $1,067,246
12/97                  $1,053,462              $1,074,291                  $1,099,050
 1/98                  $1,051,144              $1,079,448                  $1,096,742
 2/98                  $1,080,891              $1,107,945                  $1,127,122
 3/98                  $1,107,373              $1,133,096                  $1,156,427
 4/98                  $1,108,481              $1,135,702                  $1,157,121
 5/98                  $1,072,455              $1,101,404                  $1,110,026
 6/98                  $1,033,310              $1,073,538                  $1,065,070
 7/98                  $1,045,090              $1,079,765                  $1,073,590
 8/98                    $763,229                $784,557                    $701,591
 9/98                    $808,794                $852,343                    $732,952
10/98                    $862,417                $906,807                    $778,395
11/98                    $914,162                $969,014                    $849,152
12/98                    $885,640                $950,312                    $817,478
 1/99                    $846,141                $928,645                    $793,853
 2/99                    $855,702                $937,839                    $807,428
 3/99                    $920,650              $1,000,018                    $860,718
 4/99                  $1,000,286              $1,061,519                    $922,518
 5/99                    $930,566              $1,006,744                    $872,148
 6/99                    $974,954              $1,045,403                    $907,819
 7/99                    $949,995              $1,027,945                    $894,293
 8/99                    $944,675              $1,028,665                    $893,309
 9/99                    $977,267              $1,060,965                    $915,374
10/99                  $1,019,582              $1,098,523                    $953,636
11/99                  $1,050,782              $1,127,963                    $992,259
12/99                  $1,115,615              $1,180,188                  $1,044,551
 1/00                  $1,104,459              $1,162,013                  $1,035,359
 2/00                  $1,194,803              $1,224,413                  $1,101,829
 3/00                  $1,237,816              $1,257,717                  $1,128,713
 4/00                  $1,206,376              $1,234,575                  $1,099,818
 5/00                  $1,163,429              $1,206,056                  $1,067,264
 6/00                  $1,229,744              $1,262,259                  $1,124,255
 7/00                  $1,274,015              $1,298,233                  $1,157,421
 8/00                  $1,311,853              $1,339,647                  $1,192,491
 9/00                  $1,281,681              $1,325,178                  $1,171,384
10/00                  $1,254,381              $1,298,277                  $1,142,099
11/00                  $1,232,931              $1,293,084                  $1,134,219
12/00                  $1,285,330              $1,350,239                  $1,179,928
 1/01                  $1,353,324              $1,415,320                  $1,244,588
 2/01                  $1,332,754              $1,396,496                  $1,230,399
 3/01                  $1,305,966              $1,380,856                  $1,209,975
 4/01                  $1,295,257              $1,374,227                  $1,201,989
 5/01                  $1,333,078              $1,407,346                  $1,234,803
 6/01                  $1,361,073              $1,428,879                  $1,256,536
 7/01                  $1,272,059              $1,354,863                  $1,203,636
 8/01                  $1,332,354              $1,415,561                  $1,245,642
 9/01                  $1,270,933              $1,369,272                  $1,186,101
10/01                  $1,278,685              $1,369,956                  $1,201,164
11/01                  $1,307,072              $1,352,421                  $1,239,121
12/01                  $1,346,807              $1,368,515                  $1,271,834
 1/02                  $1,379,535              $1,393,832                  $1,297,143
 2/02                  $1,436,509              $1,446,101                  $1,343,840
 3/02                  $1,444,554              $1,447,692                  $1,355,801
 4/02                  $1,455,966              $1,461,879                  $1,371,257
 5/02                  $1,438,640              $1,454,277                  $1,359,875
 6/02                  $1,344,984              $1,380,982                  $1,268,084
 7/02                  $1,263,344              $1,318,423                  $1,192,886
 8/02                  $1,360,774              $1,414,932                  $1,278,178

Source: Lipper Analytical Services. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 4/17/97.

The mountain chart illustrates comparative performance for $1,000,000 invested in the Select Shares of the JPMorgan Fleming Emerging Markets Debt Fund, Emerging Markets Bond Index Global and Lipper Emerging Markets Debt Funds Index from April 17, 1997 to August 31, 2002. The performance of the Fund does not include sales charges, but does include reinvestment of all distributions. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Emerging Markets Bond Index Global is an unmanaged index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The Lipper Emerging Markets Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Shares have a minimum investment of $1,000,000 and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

JPMORGAN GLOBAL STRATEGIC INCOME FUND
AS OF AUGUST 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Global Strategic Income Fund, which seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers, had a total return of 1.92% (Institutional Class Shares) for the ten-month period ending August 31, 2002 (the Fund changed its fiscal year end from October 31st to August 31st). This compares to the 4.69% return from the Lehman Aggregate Bond Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund underperformed its benchmark for the reporting period. Performance benefited from our holdings in mortgage-backed securities and emerging markets debt, as well as certain investment-grade corporate securities. The weaker high yield market was a significant detractor from performance during the period. Equity market volatility and a record amount of "fallen angels" (investment-grade issues that had been downgraded into the high-yield market) weighed heavily on the sector.

Q: HOW WAS THE FUND MANAGED?

A: During the fall of 2001, we reduced our international bond exposure as foreign rates began to mirror rising U.S. rates. We used the proceeds to add significantly to our mortgage positions. Despite a sharp sell-off by others during the second quarter of 2002, emerging markets debt rallied strongly over the period, especially as global monetary conditions improved. Private mortgages continued to outperform and credit sectors lagged, due mainly to the tension in the Middle East and the expectation that the Fed would not raise interest rates for the foreseeable future. Because of continued equity volatility and a lack of liquidity, the high-yield sector has shown an increased level of risk. As a result, we took advantage of a rebound in the prices of some holdings, to reduce our holdings of high-yield bonds.

Q: WHAT IS THE OUTLOOK?

A: A slow economic recovery should continue into 2003. We plan to continue to actively manage our credit sector exposures. When we see opportunity, we will add to our holdings in mortgage-backed securities. We will continue to pare our high-yield exposure and maintain a high-quality focus in emerging markets debt.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE INCEPTION
                                1 YEAR  3 YEARS       5 YEARS       (3/17/97)
   Class A Shares
     Without Sales Charge       (0.17%)   4.81%        3.60%         4.38%
     With Sales Charge*         (4.62%)   3.22%        2.65%         3.51%

   Class B Shares
     Without CDSC               (2.38%)   4.03%        3.13%         3.96%
     With CDSC**                (7.04%)   3.17%        2.83%         3.82%

   Institutional Shares          0.71%    5.37%        4.06%         4.81%

   Select Shares                 0.36%    4.99%        3.71%         4.49%

LIFE OF FUND PERFORMANCE (3/17/97 TO 8/31/02)

[CHART]

           JPMORGAN GLOBAL STRATEGIC         LEHMAN AGGREGATE            LIPPER MULTI-SECTOR
      INCOME FUND (INSTITUTIONAL SHARES)        BOND INDEX               INCOME FUNDS INDEX
 3/97              $3,000,000                   $3,000,000                     $3,000,000
 3/97              $2,967,900                   $3,000,000                     $3,000,000
 4/97              $3,018,651                   $3,045,000                     $3,026,700
 5/97              $3,069,968                   $3,073,928                     $3,076,943
 6/97              $3,114,483                   $3,110,507                     $3,120,636
 7/97              $3,200,131                   $3,194,491                     $3,192,098
 8/97              $3,179,010                   $3,167,338                     $3,172,946
 9/97              $3,242,590                   $3,214,214                     $3,237,039
10/97              $3,184,548                   $3,260,820                     $3,222,149
11/97              $3,222,444                   $3,275,820                     $3,235,360
12/97              $3,256,602                   $3,308,906                     $3,267,713
 1/98              $3,296,658                   $3,351,260                     $3,309,213
 2/98              $3,327,976                   $3,348,579                     $3,325,098
 3/98              $3,358,927                   $3,359,964                     $3,361,341
 4/98              $3,365,980                   $3,377,436                     $3,371,089
 5/98              $3,369,683                   $3,409,522                     $3,364,010
 6/98              $3,365,302                   $3,438,503                     $3,355,600
 7/98              $3,381,456                   $3,445,723                     $3,368,686
 8/98              $3,260,400                   $3,501,889                     $3,169,597
 9/98              $3,316,479                   $3,583,833                     $3,224,114
10/98              $3,276,681                   $3,564,839                     $3,199,289
11/98              $3,327,142                   $3,585,158                     $3,312,223
12/98              $3,341,116                   $3,595,914                     $3,304,605
 1/99              $3,366,508                   $3,621,445                     $3,322,120
 2/99              $3,322,744                   $3,558,069                     $3,277,603
 3/99              $3,368,597                   $3,577,639                     $3,318,573
 4/99              $3,422,495                   $3,589,087                     $3,376,980
 5/99              $3,351,307                   $3,557,503                     $3,306,401
 6/99              $3,341,253                   $3,546,119                     $3,302,764
 7/99              $3,331,564                   $3,531,226                     $3,295,168
 8/99              $3,315,239                   $3,529,460                     $3,271,443
 9/99              $3,338,446                   $3,570,402                     $3,285,183
10/99              $3,361,815                   $3,583,612                     $3,289,454
11/99              $3,392,407                   $3,583,254                     $3,311,164
12/99              $3,424,296                   $3,566,054                     $3,339,640
 1/00              $3,390,738                   $3,554,286                     $3,308,247
 2/00              $3,448,719                   $3,597,293                     $3,351,916
 3/00              $3,476,654                   $3,644,777                     $3,350,911
 4/00              $3,451,970                   $3,634,207                     $3,303,663
 5/00              $3,424,699                   $3,632,390                     $3,262,367
 6/00              $3,502,097                   $3,707,944                     $3,345,557
 7/00              $3,535,017                   $3,741,686                     $3,356,263
 8/00              $3,586,982                   $3,795,941                     $3,383,784
 9/00              $3,592,362                   $3,819,855                     $3,353,669
10/00              $3,594,518                   $3,845,066                     $3,283,242
11/00              $3,607,817                   $3,908,125                     $3,244,499
12/00              $3,696,931                   $3,980,816                     $3,327,234
 1/01              $3,804,511                   $4,045,704                     $3,442,024
 2/01              $3,810,979                   $4,080,901                     $3,449,596
 3/01              $3,786,970                   $4,101,306                     $3,390,263
 4/01              $3,761,976                   $4,084,080                     $3,361,107
 5/01              $3,793,952                   $4,108,585                     $3,390,685
 6/01              $3,776,121                   $4,124,198                     $3,359,490
 7/01              $3,796,890                   $4,216,580                     $3,392,749
 8/01              $3,850,426                   $4,265,070                     $3,437,873
 9/01              $3,722,977                   $4,314,545                     $3,331,299
10/01              $3,804,882                   $4,404,719                     $3,412,916
11/01              $3,869,565                   $4,343,934                     $3,445,680
12/01              $3,844,413                   $4,316,133                     $3,439,133
 1/02              $3,867,095                   $4,351,093                     $3,457,704
 2/02              $3,870,962                   $4,393,299                     $3,469,806
 3/02              $3,862,059                   $4,320,370                     $3,472,929
 4/02              $3,899,135                   $4,404,185                     $3,527,107
 5/02              $3,901,084                   $4,441,621                     $3,537,335
 6/02              $3,839,057                   $4,480,263                     $3,469,418
 7/02              $3,799,899                   $4,534,474                     $3,424,663
 8/02              $3,878,146                   $4,611,107                     $3,488,704

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of the future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Sales Charge for Class A Shares is 4.50%.

**Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, a 2% CDSC for the five year period and 1% CDSC for the period since inception.

The Fund commenced operations on 3/17/97.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Global Strategic Income Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Global Strategic Income Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A and B Shares prior to 9/10/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the J.P. Morgan Global Strategic Income Fund, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Global Strategic Income Fund, Lehman Aggregate Bond Index, and Lipper Multi-Sector Income Funds Index from March 17, 1997 to August 31, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lipper Multi-Sector Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

JPMORGAN INTERMEDIATE BOND FUND
AS OF AUGUST 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Intermediate Bond Fund, which seeks as high a level of income as possible as is consistent with reasonable risk, returned 4.23% (Select Class Shares) for the ten-month period ended August 31, 2002 (the Fund changed its fiscal year end from October 31st to August 31st). This compares to the 4.69% return of its benchmark index, the Lehman Aggregate Bond Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund underperformed its benchmark during the reporting period. Detracting slightly from performance was our overweight to asset-backed securities. However, a modest contribution to performance was our decision to take advantage of opportunities to tactically trade duration. The mortgage sectors continued to perform well and, as a result, the Fund benefited from overweights in mortgage-backed securities. The contribution from investment-grade corporate bonds was mixed during the period.

Q: HOW WAS THE FUND MANAGED?

A: We actively managed duration throughout the period, often adopting a longer duration position in response to equity market volatility and a softening economic backdrop. To moderate exposure to event risk, we decreased and diversified our holdings in investment-grade corporate bonds but took advantage of price volatility to purchase issues that added value. We held a significant overweight to residential and collateralized mortgage-backed securities because we believed they would outperform during 2002, which they did until April. Accelerating mortgage prepayments and declining liquidity led us to trim these positions late in the period.

Q: WHAT IS THE OUTLOOK?

A: We believe the Fed will maintain a low interest rate bias, not hesitating to cut rates further if economic weakness persists. We plan to maintain a tactical long duration position as a hedge against lower interest rates, and will continue to actively manage our credit sector exposures. When we see opportunity, we will add to our holdings in mortgage-backed securities, and we plan to remain overweight to asset-backed and commercial mortgage-backed securities because of their high quality and yield advantage.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                              1 YEAR      3 YEARS       5 YEARS       10 YEARS
   Class A Shares
     Without Sales Charge      7.77%        8.39%         6.84%          6.30%
     With Sales Charge*        2.93%        6.74%         5.86%          5.81%

   Select Shares               7.94%        8.48%         6.89%          6.33%

TEN-YEAR PERFORMANCE (8/31/92 TO 8/31/02)

[CHART]

           JPMORGAN INTERMEDIATE BOND      LEHMAN AGGREGATE       LIPPER INTERMEDIATE INVESTMENT
                 FUND (SELECT SHARES)            BOND INDEX               GRADE DEBT FUNDS INDEX
 8/92                      $1,000,000            $1,000,000                           $1,000,000
 9/92                      $1,012,200            $1,011,900                           $1,013,300
10/92                        $995,802              $998,442                             $998,911
11/92                        $988,931              $998,641                             $996,214
12/92                      $1,005,249            $1,014,520                           $1,011,058
 1/93                      $1,030,279            $1,033,999                           $1,031,784
 2/93                      $1,052,224            $1,052,094                           $1,051,491
 3/93                      $1,055,802            $1,056,512                           $1,056,013
 4/93                      $1,064,143            $1,063,908                           $1,064,144
 5/93                      $1,062,759            $1,065,291                           $1,063,612
 6/93                      $1,086,246            $1,084,573                           $1,082,970
 7/93                      $1,089,614            $1,090,755                           $1,087,843
 8/93                      $1,114,239            $1,109,843                           $1,107,533
 9/93                      $1,120,479            $1,112,840                           $1,111,077
10/93                      $1,119,694            $1,116,957                           $1,115,410
11/93                      $1,104,690            $1,107,463                           $1,106,153
12/93                      $1,110,103            $1,113,443                           $1,112,015
 1/94                      $1,124,979            $1,128,475                           $1,126,138
 2/94                      $1,095,842            $1,108,839                           $1,105,192
 3/94                      $1,067,679            $1,081,451                           $1,081,319
 4/94                      $1,055,828            $1,072,799                           $1,072,453
 5/94                      $1,053,821            $1,072,692                           $1,070,415
 6/94                      $1,053,084            $1,070,332                           $1,068,488
 7/94                      $1,069,407            $1,091,632                           $1,085,477
 8/94                      $1,071,866            $1,092,942                           $1,087,431
 9/94                      $1,057,182            $1,076,876                           $1,075,143
10/94                      $1,054,222            $1,075,906                           $1,073,853
11/94                      $1,046,947            $1,073,539                           $1,070,953
12/94                      $1,050,612            $1,080,947                           $1,076,201
 1/95                      $1,068,682            $1,102,350                           $1,094,389
 2/95                      $1,096,575            $1,128,585                           $1,117,590
 3/95                      $1,107,321            $1,135,470                           $1,124,966
 4/95                      $1,120,831            $1,151,366                           $1,139,703
 5/95                      $1,168,802            $1,195,924                           $1,179,707
 6/95                      $1,177,334            $1,204,655                           $1,187,139
 7/95                      $1,174,391            $1,202,004                           $1,184,527
 8/95                      $1,184,139            $1,216,549                           $1,198,386
 9/95                      $1,196,217            $1,228,349                           $1,209,771
10/95                      $1,208,657            $1,244,318                           $1,225,619
11/95                      $1,229,084            $1,262,982                           $1,243,881
12/95                      $1,243,710            $1,280,664                           $1,260,549
 1/96                      $1,252,664            $1,289,116                           $1,268,868
 2/96                      $1,227,110            $1,266,686                           $1,246,790
 3/96                      $1,219,502            $1,257,819                           $1,238,187
 4/96                      $1,209,746            $1,250,775                           $1,231,006
 5/96                      $1,206,722            $1,248,274                           $1,229,159
 6/96                      $1,219,392            $1,265,001                           $1,243,417
 7/96                      $1,221,343            $1,268,416                           $1,246,899
 8/96                      $1,218,534            $1,266,260                           $1,245,652
 9/96                      $1,236,568            $1,288,293                           $1,266,454
10/96                      $1,264,515            $1,316,893                           $1,293,177
11/96                      $1,285,127            $1,339,412                           $1,315,548
12/96                      $1,268,163            $1,326,955                           $1,303,840
 1/97                      $1,270,953            $1,331,069                           $1,307,882
 2/97                      $1,273,368            $1,334,396                           $1,311,152
 3/97                      $1,267,001            $1,319,585                           $1,297,122
 4/97                      $1,281,191            $1,339,378                           $1,314,893
 5/97                      $1,291,056            $1,352,102                           $1,326,595
 6/97                      $1,304,742            $1,368,192                           $1,342,249
 7/97                      $1,335,925            $1,405,134                           $1,377,819
 8/97                      $1,324,035            $1,393,190                           $1,365,281
 9/97                      $1,339,262            $1,413,809                           $1,384,941
10/97                      $1,353,458            $1,434,309                           $1,401,560
11/97                      $1,355,488            $1,440,907                           $1,405,625
12/97                      $1,368,365            $1,455,460                           $1,418,416
 1/98                      $1,386,564            $1,474,090                           $1,437,281
 2/98                      $1,382,405            $1,472,911                           $1,435,269
 3/98                      $1,385,446            $1,477,919                           $1,440,579
 4/98                      $1,392,373            $1,485,604                           $1,447,350
 5/98                      $1,402,259            $1,499,717                           $1,460,376
 6/98                      $1,410,532            $1,512,465                           $1,472,059
 7/98                      $1,411,943            $1,515,641                           $1,475,003
 8/98                      $1,431,286            $1,540,346                           $1,494,916
 9/98                      $1,464,635            $1,576,390                           $1,528,402
10/98                      $1,461,560            $1,568,035                           $1,516,022
11/98                      $1,458,052            $1,576,973                           $1,523,602
12/98                      $1,467,238            $1,581,704                           $1,530,153
 1/99                      $1,476,775            $1,592,934                           $1,539,640
 2/99                      $1,452,260            $1,565,058                           $1,512,235
 3/99                      $1,461,845            $1,573,666                           $1,524,181
 4/99                      $1,466,962            $1,578,701                           $1,529,363
 5/99                      $1,453,319            $1,564,809                           $1,513,764
 6/99                      $1,451,139            $1,559,801                           $1,508,617
 7/99                      $1,447,801            $1,553,250                           $1,503,337
 8/99                      $1,447,512            $1,552,474                           $1,501,683
 9/99                      $1,463,434            $1,570,482                           $1,518,202
10/99                      $1,466,215            $1,576,293                           $1,520,479
11/99                      $1,467,095            $1,576,135                           $1,522,304
12/99                      $1,462,547            $1,568,570                           $1,515,301
 1/00                      $1,457,135            $1,563,394                           $1,509,846
 2/00                      $1,471,269            $1,582,311                           $1,526,303
 3/00                      $1,486,424            $1,603,197                           $1,545,077
 4/00                      $1,471,113            $1,598,548                           $1,535,497
 5/00                      $1,467,288            $1,597,749                           $1,532,734
 6/00                      $1,497,661            $1,630,982                           $1,565,227
 7/00                      $1,509,792            $1,645,824                           $1,578,532
 8/00                      $1,528,514            $1,669,688                           $1,600,473
 9/00                      $1,542,270            $1,680,207                           $1,611,037
10/00                      $1,548,440            $1,691,297                           $1,616,675
11/00                      $1,576,776            $1,719,034                           $1,642,380
12/00                      $1,611,938            $1,751,008                           $1,675,556
 1/01                      $1,639,019            $1,779,549                           $1,705,046
 2/01                      $1,651,147            $1,795,032                           $1,721,415
 3/01                      $1,657,257            $1,804,007                           $1,728,128
 4/01                      $1,644,827            $1,796,430                           $1,718,796
 5/01                      $1,653,874            $1,807,208                           $1,729,453
 6/01                      $1,659,166            $1,814,076                           $1,735,852
 7/01                      $1,696,331            $1,854,711                           $1,778,033
 8/01                      $1,711,938            $1,876,040                           $1,797,591
 9/01                      $1,738,986            $1,897,802                           $1,811,433
10/01                      $1,772,897            $1,937,466                           $1,848,386
11/01                      $1,745,594            $1,910,729                           $1,825,096
12/01                      $1,738,437            $1,898,501                           $1,813,416
 1/02                      $1,754,778            $1,913,879                           $1,826,472
 2/02                      $1,772,151            $1,932,443                           $1,844,189
 3/02                      $1,746,986            $1,900,365                           $1,812,100
 4/02                      $1,776,510            $1,937,232                           $1,844,718
 5/02                      $1,790,545            $1,953,698                           $1,859,845
 6/02                      $1,800,930            $1,970,695                           $1,858,729
 7/02                      $1,818,399            $1,994,541                           $1,866,164
 8/02                      $1,846,974            $2,028,249                           $1,902,181

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of the future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Sales Charge for Class A Shares is 4.50%.

The Fund commenced operations on 1/1/97.

Returns for the Select Shares prior to 1/1/97 (offering date of the Select Shares) are calculated using performance of a predecessor account and the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

Returns for the Class A Shares prior to 2/16/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Intermediate Bond Fund, Lehman Aggregate Bond Index, and Lipper Intermediate Investment Grade Debt Funds Index from August 31,1992 to August 31, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lipper Intermediate Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

JPMORGAN SHORT TERM BOND FUND
AS OF AUGUST 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Short Term Bond Fund, which seeks to provide high total return consistent with low volatility of principal, returned 3.55% (Institutional Class Shares) for the ten-month period ended August 31, 2002 (the Fund changed its fiscal year end from October 31st to August 31st). This compares to the 3.80% return of its benchmark index, the Merrill Lynch 1-3 Year Treasury Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund underperformed its benchmark during the reporting period. One reason the Fund underperformed its all-government security benchmark was the significant rally in the Treasury market during the course of the year. Our active management of duration detracted from performance. We eliminated our strategic long duration position and ended the period with a neutral position relative to the benchmark. At the end of 2001, we added A-2/P-2 rated commercial paper to enhance the yield of the Fund. As the volatility in credit spreads intensified, we tactically reduced our allocation to the corporate sector in favor of AAA-rated mortgages and asset-backed and high-quality agency securities, which benefited performance. We sold the mortgage-backed securities at a slight gain toward the end of the period.

Q: HOW WAS THE FUND MANAGED?

A: The Federal Reserve Board maintained an accommodative monetary policy and by the end of 2001 had lowered the targeted Federal Funds rate to 1.75%. In 2002, market perceptions of Fed policy flip-flopped as investors speculated about the timing of a new cycle of Fed tightening. However, in August, the Fed signaled its willingness to ease rates further if the economy needed additional support.

As a result of the uncertainty about interest rates, the fixed income markets were volatile, which allowed us to take advantage of market fluctuations to tactically trade duration. Negative corporate earnings reports outweighed positive ones across a broad range of industries. The turmoil in the corporate bond market led us to reduce our corporate holdings, and we replaced them with AAA-rated mortgages and asset-backed securities. During the spring, we swapped out of floating rate asset-backed securities in favor of three-year fixed-rate asset-backeds. To increase diversification, we sold callable agencies and added sovereign and supranational issues. We also added three-year fixed and floating rate bank paper. Towards the end of the period, we reduced our mortgage position.

Q: WHAT IS THE OUTLOOK?

A: A slow economic recovery should continue into 2003. We believe the Fed will maintain a low interest rate bias, not hesitating to cut rates further if economic weakness persists. Because the markets are likely to remain volatile, we will retain a neutral approach for the present, which should position us to perform well once the direction of the economy becomes clearer and equities stabilize.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                               SINCE INCEPTION
                                1 YEAR   3 YEARS    5 YEARS       (7/8/93)
   Class A Shares
     Without Sales Charge        5.46%      6.51%      5.91%         5.47%
     With Sales Charge*          3.88%      5.97%      5.59%         5.30%

   Institutional Shares          6.11%      6.94%      6.26%         5.75%

   Select Shares                 5.73%      6.60%      5.96%         5.50%

LIFE OF FUND PERFORMANCE (7/8/93 TO 8/31/02)

[CHART]

            JPMORGAN SHORT TERM BOND FUND     MERRILL LYNCH 1-3 YEAR      LIPPER SHORT-TERM INVESTMENT
                   (INSTITUTIONAL SHARES)             TREASURY INDEX            GRADE DEBT FUNDS INDEX
 7/93                          $3,000,000                 $3,000,000                        $3,000,000
 7/93                          $2,995,800                 $3,000,000                        $3,000,000
 8/93                          $3,018,868                 $3,026,100                        $3,027,300
 9/93                          $3,025,207                 $3,035,784                        $3,037,290
10/93                          $3,025,207                 $3,041,855                        $3,052,477
11/93                          $3,026,115                 $3,042,768                        $3,054,003
12/93                          $3,036,404                 $3,054,026                        $3,073,854
 1/94                          $3,055,229                 $3,073,572                        $3,094,141
 2/94                          $3,041,175                 $3,053,901                        $3,076,814
 3/94                          $3,022,320                 $3,038,631                        $3,053,430
 4/94                          $3,009,022                 $3,027,996                        $3,041,522
 5/94                          $3,011,730                 $3,032,235                        $3,044,868
 6/94                          $3,021,669                 $3,041,332                        $3,047,303
 7/94                          $3,041,914                 $3,067,487                        $3,064,978
 8/94                          $3,053,473                 $3,078,224                        $3,081,222
 9/94                          $3,046,145                 $3,071,144                        $3,076,908
10/94                          $3,051,932                 $3,077,900                        $3,081,832
11/94                          $3,041,556                 $3,064,050                        $3,076,284
12/94                          $3,047,639                 $3,071,097                        $3,068,901
 1/95                          $3,082,992                 $3,113,785                        $3,100,204
 2/95                          $3,124,304                 $3,156,444                        $3,136,786
 3/95                          $3,143,987                 $3,174,120                        $3,154,039
 4/95                          $3,173,540                 $3,202,370                        $3,181,163
 5/95                          $3,232,885                 $3,258,411                        $3,239,379
 6/95                          $3,249,373                 $3,276,007                        $3,259,463
 7/95                          $3,255,872                 $3,289,438                        $3,269,893
 8/95                          $3,278,663                 $3,309,175                        $3,291,801
 9/95                          $3,298,007                 $3,325,390                        $3,307,602
10/95                          $3,320,763                 $3,353,323                        $3,338,694
11/95                          $3,350,318                 $3,382,833                        $3,366,739
12/95                          $3,376,786                 $3,408,880                        $3,389,969
 1/96                          $3,405,826                 $3,437,856                        $3,420,479
 2/96                          $3,383,007                 $3,423,417                        $3,407,823
 3/96                          $3,388,420                 $3,420,336                        $3,392,829
 4/96                          $3,390,114                 $3,423,072                        $3,395,204
 5/96                          $3,401,640                 $3,430,260                        $3,401,994
 6/96                          $3,424,772                 $3,454,958                        $3,426,488
 7/96                          $3,434,018                 $3,468,433                        $3,440,537
 8/96                          $3,447,068                 $3,480,225                        $3,452,579
 9/96                          $3,478,091                 $3,511,895                        $3,485,724
10/96                          $3,520,176                 $3,551,580                        $3,523,021
11/96                          $3,547,986                 $3,578,927                        $3,552,262
12/96                          $3,549,050                 $3,578,927                        $3,553,683
 1/97                          $3,567,150                 $3,595,748                        $3,571,807
 2/97                          $3,577,852                 $3,604,018                        $3,583,951
 3/97                          $3,578,209                 $3,602,577                        $3,580,367
 4/97                          $3,603,615                 $3,632,118                        $3,609,010
 5/97                          $3,629,200                 $3,656,816                        $3,633,190
 6/97                          $3,651,701                 $3,682,048                        $3,658,622
 7/97                          $3,689,679                 $3,722,551                        $3,700,331
 8/97                          $3,693,738                 $3,725,901                        $3,702,921
 9/97                          $3,724,396                 $3,754,218                        $3,731,804
10/97                          $3,740,038                 $3,781,999                        $3,754,568
11/97                          $3,748,266                 $3,791,076                        $3,763,954
12/97                          $3,775,254                 $3,816,855                        $3,786,538
 1/98                          $3,817,537                 $3,853,879                        $3,819,481
 2/98                          $3,821,354                 $3,857,347                        $3,824,828
 3/98                          $3,836,640                 $3,873,162                        $3,840,510
 4/98                          $3,856,206                 $3,891,366                        $3,858,560
 5/98                          $3,878,958                 $3,911,990                        $3,879,396
 6/98                          $3,894,086                 $3,932,333                        $3,896,854
 7/98                          $3,917,451                 $3,950,815                        $3,914,000
 8/98                          $3,944,873                 $4,000,595                        $3,940,615
 9/98                          $4,015,091                 $4,053,403                        $3,982,386
10/98                          $4,016,697                 $4,073,264                        $3,977,208
11/98                          $4,021,919                 $4,069,598                        $3,987,549
12/98                          $4,041,224                 $4,083,842                        $4,004,696
 1/99                          $4,063,855                 $4,098,544                        $4,024,719
 2/99                          $4,045,568                 $4,079,691                        $4,011,438
 3/99                          $4,077,123                 $4,107,840                        $4,042,727
 4/99                          $4,091,801                 $4,120,986                        $4,057,281
 5/99                          $4,077,480                 $4,118,513                        $4,052,006
 6/99                          $4,070,956                 $4,131,280                        $4,059,705
 7/99                          $4,077,062                 $4,144,500                        $4,064,171
 8/99                          $4,091,740                 $4,156,519                        $4,072,299
 9/99                          $4,122,837                 $4,183,537                        $4,099,176
10/99                          $4,138,091                 $4,194,832                        $4,108,194
11/99                          $4,158,368                 $4,202,803                        $4,121,751
12/99                          $4,170,843                 $4,208,687                        $4,130,407
 1/00                          $4,174,597                 $4,207,003                        $4,132,059
 2/00                          $4,195,470                 $4,235,190                        $4,158,918
 3/00                          $4,205,958                 $4,261,448                        $4,180,544
 4/00                          $4,226,568                 $4,272,528                        $4,181,380
 5/00                          $4,244,742                 $4,290,045                        $4,196,015
 6/00                          $4,267,239                 $4,334,662                        $4,242,591
 7/00                          $4,294,976                 $4,361,970                        $4,268,895
 8/00                          $4,313,874                 $4,394,249                        $4,300,058
 9/00                          $4,350,111                 $4,425,887                        $4,336,608
10/00                          $4,364,901                 $4,449,787                        $4,349,618
11/00                          $4,420,335                 $4,492,060                        $4,389,199
12/00                          $4,472,053                 $4,545,516                        $4,435,725
 1/01                          $4,510,066                 $4,602,335                        $4,498,712
 2/01                          $4,545,695                 $4,632,250                        $4,530,203
 3/01                          $4,577,969                 $4,670,697                        $4,562,821
 4/01                          $4,576,596                 $4,683,308                        $4,573,772
 5/01                          $4,603,140                 $4,709,535                        $4,602,129
 6/01                          $4,623,854                 $4,725,547                        $4,620,998
 7/01                          $4,681,653                 $4,778,473                        $4,677,836
 8/01                          $4,715,361                 $4,806,188                        $4,708,242
 9/01                          $4,781,376                 $4,885,491                        $4,752,970
10/01                          $4,832,058                 $4,931,903                        $4,789,093
11/01                          $4,808,381                 $4,921,053                        $4,765,626
12/01                          $4,812,228                 $4,923,021                        $4,760,861
 1/02                          $4,832,439                 $4,932,867                        $4,774,667
 2/02                          $4,852,252                 $4,956,545                        $4,788,514
 3/02                          $4,823,139                 $4,922,840                        $4,766,965
 4/02                          $4,885,839                 $4,977,976                        $4,805,101
 5/02                          $4,903,917                 $4,997,888                        $4,832,010
 6/02                          $4,931,869                 $5,039,870                        $4,837,325
 7/02                          $4,985,134                 $5,101,357                        $4,851,837
 8/02                          $5,005,224                 $5,118,701                        $4,882,403

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of the future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Sales Charge for Class A Shares is 1.50%.

The Fund commenced operations on 9/13/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Short Term Bond Fund, which are similar to the expenses of the Institutional Shares. The returns presented prior to 9/13/93 are based on the historical expenses of the J.P. Morgan Short Term Bond Fund dating back to 7/8/93.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Short Term Bond Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A Shares prior to 9/10/01 (offering date of the Class A Shares) are calculated using the historical expenses of the J.P. Morgan Short Term Bond Fund, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Short Term Bond Fund, Merrill Lynch 1-3 Year Treasury Index, and Lipper Short-Term Investment Grade Debt Funds Index from July 8, 1993 to August 31, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index which measures short-term bond performance. The Lipper Short-Term Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

JPMORGAN SHORT-TERM BOND FUND II
AS OF AUGUST 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Short Term Bond Fund II, which seeks a high level of income consistent with preservation of capital, returned 3.30% (Select Class Shares) for the ten-month period ending August 31, 2002 (the Fund changed its fiscal year end from October 31st to August 31st). This compares to the 3.96 % return of its benchmark index, the Lehman 1-3 Year U.S. Government Bond Index.

Q: WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A: One reason the Fund underperformed its all-government benchmark was the significant rally in the Treasury market during the course of the year. Our active management of duration detracted from performance. We eliminated our strategic long duration position and ended the period with a neutral position relative to the benchmark. At the end of 2001, we added A-2/P-2 rated commercial paper to enhance yield. As the volatility in credit spreads intensified, we tactically reduced our allocation to the corporate sector in favor of AAA-rated mortgages and asset-backed and high-quality agency securities, which benefited performance. We sold the mortgage-backed securities at a slight gain toward the end of the period.

Q: HOW WAS THE FUND MANAGED?

A: As a result of the uncertainty about interest rates, the fixed income markets were volatile, which allowed us to take advantage of market fluctuations to tactically trade duration. Negative corporate earnings reports outweighed positive ones across a broad range of industries. The turmoil in the corporate bond market led us to reduce our corporate holdings, and we replaced them with AAA-rated mortgages and asset-backed securities. During the spring, we swapped out of floating rate asset-backed securities in favor of three-year fixed-rate asset-backed securities. To increase diversification, we sold callable agencies and added sovereign and supranational issues. We also added three-year fixed and floating rate bank paper.

Q: WHAT IS THE OUTLOOK?

A: We believe the Fed will maintain a low interest rate bias, not hesitating to cut rates further if economic weakness persists. Because the markets are likely to remain volatile, we will retain a neutral approach toward duration for the present. We believe we are well positioned to perform well once the direction of the economy becomes clearer and the equity market stabilizes.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS


                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
   Class A Shares
     Without Sales Charge            5.47%       6.39%       5.55%       5.27%
     With Sales Charge*              3.84%       5.86%       5.24%       5.11%

   Class M Shares
     Without Sales Charge            5.18%       6.15%       5.39%       5.19%
     With Sales Charge**             3.56%       5.62%       5.08%       5.03%

   Select Shares                     5.75%       6.73%       5.89%       5.50%

TEN-YEAR PERFORMANCE (8/31/92 TO 8/31/02)

[CHART]

                  JPMORGAN SHORT-TERM     LEHMAN 1-3 YEAR U.S.      LIPPER SHORT-TERM INVESTMENT
         BOND FUND II (SELECT SHARES)         GOV'T BOND INDEX            GRADE DEBT FUNDS INDEX
 8/92                      $1,000,000               $1,000,000                        $1,000,000
 9/92                      $1,006,900               $1,009,400                        $1,006,600
10/92                      $1,002,772               $1,003,646                        $1,001,064
11/92                      $1,003,373               $1,002,141                        $1,002,465
12/92                      $1,009,193               $1,011,461                        $1,010,084
 1/93                      $1,017,872               $1,022,081                        $1,022,003
 2/93                      $1,023,267               $1,030,258                        $1,033,041
 3/93                      $1,026,950               $1,033,452                        $1,038,102
 4/93                      $1,031,469               $1,039,756                        $1,043,604
 5/93                      $1,030,953               $1,037,260                        $1,045,483
 6/93                      $1,036,417               $1,045,040                        $1,054,474
 7/93                      $1,038,905               $1,047,339                        $1,060,379
 8/93                      $1,044,515               $1,056,032                        $1,070,029
 9/93                      $1,047,857               $1,059,411                        $1,073,560
10/93                      $1,050,163               $1,061,742                        $1,078,927
11/93                      $1,052,158               $1,061,954                        $1,079,467
12/93                      $1,054,999               $1,066,202                        $1,086,483
 1/94                      $1,059,852               $1,072,919                        $1,093,654
 2/94                      $1,057,414               $1,066,374                        $1,087,530
 3/94                      $1,056,039               $1,060,936                        $1,079,265
 4/94                      $1,054,772               $1,056,904                        $1,075,055
 5/94                      $1,057,726               $1,058,278                        $1,076,238
 6/94                      $1,061,851               $1,060,924                        $1,077,099
 7/94                      $1,067,266               $1,070,472                        $1,083,346
 8/94                      $1,070,575               $1,074,005                        $1,089,088
 9/94                      $1,071,752               $1,071,534                        $1,087,563
10/94                      $1,075,075               $1,073,999                        $1,089,303
11/94                      $1,075,182               $1,069,488                        $1,087,342
12/94                      $1,080,021               $1,071,520                        $1,084,733
 1/95                      $1,089,093               $1,086,093                        $1,095,797
 2/95                      $1,099,221               $1,100,864                        $1,108,728
 3/95                      $1,105,377               $1,107,029                        $1,114,826
 4/95                      $1,111,567               $1,116,881                        $1,124,413
 5/95                      $1,124,572               $1,135,980                        $1,144,990
 6/95                      $1,130,870               $1,142,114                        $1,152,089
 7/95                      $1,136,185               $1,146,683                        $1,155,775
 8/95                      $1,141,525               $1,153,563                        $1,163,519
 9/95                      $1,146,776               $1,159,215                        $1,169,104
10/95                      $1,154,460               $1,168,837                        $1,180,094
11/95                      $1,161,964               $1,178,772                        $1,190,006
12/95                      $1,168,819               $1,187,730                        $1,198,217
 1/96                      $1,176,884               $1,197,826                        $1,209,001
 2/96                      $1,176,413               $1,193,155                        $1,204,528
 3/96                      $1,179,237               $1,192,200                        $1,199,228
 4/96                      $1,182,185               $1,193,392                        $1,200,068
 5/96                      $1,185,377               $1,196,018                        $1,202,468
 6/96                      $1,192,607               $1,204,749                        $1,211,126
 7/96                      $1,197,974               $1,209,447                        $1,216,091
 8/96                      $1,201,448               $1,213,922                        $1,220,347
 9/96                      $1,212,021               $1,224,969                        $1,232,063
10/96                      $1,224,868               $1,238,811                        $1,245,246
11/96                      $1,234,545               $1,247,978                        $1,255,581
12/96                      $1,234,545               $1,248,228                        $1,256,084
 1/97                      $1,239,360               $1,254,219                        $1,262,490
 2/97                      $1,242,582               $1,257,229                        $1,266,782
 3/97                      $1,241,836               $1,256,224                        $1,265,515
 4/97                      $1,253,261               $1,266,525                        $1,275,639
 5/97                      $1,260,280               $1,275,390                        $1,284,186
 6/97                      $1,269,732               $1,284,190                        $1,293,176
 7/97                      $1,284,080               $1,298,188                        $1,307,918
 8/97                      $1,283,052               $1,299,486                        $1,308,833
 9/97                      $1,293,445               $1,309,362                        $1,319,042
10/97                      $1,301,076               $1,319,052                        $1,327,088
11/97                      $1,302,508               $1,322,349                        $1,330,406
12/97                      $1,310,192               $1,331,209                        $1,338,389
 1/98                      $1,323,032               $1,343,856                        $1,350,032
 2/98                      $1,323,297               $1,345,065                        $1,351,923
 3/98                      $1,327,134               $1,350,176                        $1,357,465
 4/98                      $1,333,372               $1,356,657                        $1,363,846
 5/98                      $1,340,839               $1,363,847                        $1,371,210
 6/98                      $1,348,079               $1,370,803                        $1,377,381
 7/98                      $1,354,281               $1,377,246                        $1,383,441
 8/98                      $1,363,083               $1,394,048                        $1,392,849
 9/98                      $1,382,303               $1,412,868                        $1,407,613
10/98                      $1,379,676               $1,419,791                        $1,405,783
11/98                      $1,379,263               $1,418,371                        $1,409,438
12/98                      $1,383,538               $1,423,761                        $1,415,499
 1/99                      $1,390,318               $1,429,171                        $1,422,576
 2/99                      $1,385,591               $1,422,740                        $1,417,881
 3/99                      $1,395,428               $1,432,415                        $1,428,941
 4/99                      $1,399,614               $1,436,855                        $1,434,085
 5/99                      $1,398,635               $1,435,849                        $1,432,221
 6/99                      $1,400,173               $1,440,013                        $1,434,942
 7/99                      $1,403,394               $1,444,477                        $1,436,521
 8/99                      $1,405,358               $1,448,522                        $1,439,394
 9/99                      $1,415,758               $1,457,937                        $1,448,894
10/99                      $1,420,713               $1,461,874                        $1,452,081
11/99                      $1,422,844               $1,464,651                        $1,456,873
12/99                      $1,426,544               $1,465,969                        $1,459,932
 1/00                      $1,427,114               $1,465,676                        $1,460,516
 2/00                      $1,435,249               $1,475,643                        $1,470,010
 3/00                      $1,442,569               $1,484,497                        $1,477,654
 4/00                      $1,437,952               $1,488,208                        $1,477,949
 5/00                      $1,442,554               $1,493,714                        $1,483,122
 6/00                      $1,458,855               $1,509,996                        $1,499,585
 7/00                      $1,469,358               $1,519,660                        $1,508,882
 8/00                      $1,480,085               $1,531,209                        $1,519,897
 9/00                      $1,495,034               $1,543,153                        $1,532,816
10/00                      $1,499,818               $1,551,486                        $1,537,415
11/00                      $1,516,466               $1,566,535                        $1,551,405
12/00                      $1,533,905               $1,585,803                        $1,567,850
 1/01                      $1,550,471               $1,606,736                        $1,590,113
 2/01                      $1,561,635               $1,617,180                        $1,601,244
 3/01                      $1,574,128               $1,630,279                        $1,612,773
 4/01                      $1,575,702               $1,635,007                        $1,616,644
 5/01                      $1,582,477               $1,643,999                        $1,626,667
 6/01                      $1,588,016               $1,649,918                        $1,633,336
 7/01                      $1,605,325               $1,669,222                        $1,653,426
 8/01                      $1,615,921               $1,679,738                        $1,664,174
 9/01                      $1,636,928               $1,707,789                        $1,679,983
10/01                      $1,654,279               $1,724,867                        $1,692,751
11/01                      $1,647,331               $1,720,038                        $1,684,457
12/01                      $1,645,189               $1,721,070                        $1,682,772
 1/02                      $1,650,783               $1,725,200                        $1,687,652
 2/02                      $1,659,532               $1,733,826                        $1,692,547
 3/02                      $1,649,907               $1,721,343                        $1,684,930
 4/02                      $1,670,201               $1,742,171                        $1,698,410
 5/02                      $1,676,381               $1,748,965                        $1,707,921
 6/02                      $1,685,098               $1,764,531                        $1,709,799
 7/02                      $1,702,117               $1,785,882                        $1,714,929
 8/02                      $1,708,610               $1,793,204                        $1,725,733

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of the future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Sales Charge for Class A Shares is 1.50%.

**Sales Charge for Class M Shares is 1.50%.

The Fund commenced operations on 11/30/90.

Returns for the Class A Shares prior to 5/6/96 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class M Shares prior to 7/1/99 (offering date of the Class M Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class M Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Short Term Bond Fund II, Lehman 1-3 Year U.S. Gov't Bond Index, and Lipper Short-Term Investment Grade Debt Funds Index from August 31, 1992 to August 31, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman 1-3 Year U.S. Gov't Bond Index is composed of bonds covered by the U.S. Government Bond Index with maturities of one to three years. The Lipper Short-Term Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

JPMORGAN STRATEGIC INCOME FUND
AS OF AUGUST 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Strategic Income Fund, which seeks a high level of income, had a total return of 1.10% (Class A Shares, without sales charge) for the ten-month period ending August 31, 2002 (the Fund changed its fiscal year end from October 31st to August 31st). This compares to the 4.69% return from the Lehman Aggregate Bond Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund underperformed its benchmark during the period. The weakness in the high yield market was a significant detractor from performance during the period. Equity market volatility and a record amount of "fallen angels" (investment-grade issues that had been downgraded into the high-yield market) weighed heavily on the sector. Performance benefited from our holdings in private mortgages and emerging markets debt, as well as certain investment-grade corporate securities.

Q: HOW WAS THE FUND MANAGED?

A: During the fall of 2001, we reduced our international bond exposure as foreign rates began to mirror rising U.S. rates. We used the proceeds to add significantly to our private mortgage positions. Despite a sharp sell-off during the second quarter of 2002, emerging markets debt rallied strongly over the period, especially as global monetary conditions improved. Private mortgages continued to outperform and credit sectors lagged, we believe due mainly to the tension in the Middle East and the expectation that the Fed would not raise interest rates for the foreseeable future. Because of continued equity volatility and a lack of liquidity, the high-yield sector has shown an increased level of risk. As a result, we took advantage of a rebound in the prices of some credits to reduce our holdings in this area.

Q: WHAT IS THE OUTLOOK?

A: A slow economic recovery should continue into 2003. We believe the Fed will maintain a low interest rate bias, not hesitating to cut rates further if economic weakness persists. We plan to continue to actively manage our credit sector exposures. When we see opportunity, we will add to our holdings in residential mortgages. We will continue to pare our high-yield exposure and remain selective in our emerging markets debt holdings.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                   SINCE INCEPTION
                                  1 YEAR             3 YEARS          (11/30/98)
   Class A Shares
     Without Sales Charge          0.60%              3.28%             3.10%
     With Sales Charge*           (3.89%)             1.72%             1.85%

   Class B Shares
     Without CDSC                  0.19%              2.85%             2.73%
     With CDSC**                  (4.57%)             2.00%             2.09%

   Class C Shares
     Without CDSC                  0.21%              2.85%             2.73%
     With CDSC***                 (0.74%)             2.85%             2.73%

   Class M Shares
     Without Sales Charge          0.40%              3.02%             2.87%
     With Sales Charge****        (2.64%)             1.97%             2.03%

   Select Shares*****              0.60%              3.32%             3.12%

LIFE OF FUND PERFORMANCE (11/30/98 TO 8/31/02)

[CHART]

           JPMORGAN STRATEGIC INCOME      LEHMAN AGGREGATE    LIPPER MULTI-SECTOR
               FUND (CLASS A SHARES)            BOND INDEX     INCOME FUNDS INDEX
11/98                        $10,000               $10,000                $10,000
12/98                         $9,917               $10,030                 $9,977
 1/99                         $9,890               $10,101                $10,030
 2/99                         $9,874                $9,924                 $9,895
 3/99                        $10,046                $9,979                $10,019
 4/99                        $10,237               $10,011                $10,196
 5/99                        $10,074                $9,923                 $9,982
 6/99                        $10,158                $9,891                 $9,971
 7/99                        $10,174                $9,850                 $9,949
 8/99                        $10,177                $9,845                 $9,877
 9/99                        $10,254                $9,959                 $9,918
10/99                        $10,322                $9,996                 $9,931
11/99                        $10,405                $9,995                 $9,997
12/99                        $10,549                $9,947                $10,083
 1/00                        $10,500                $9,914                 $9,988
 2/00                        $10,670               $10,034                $10,120
 3/00                        $10,634               $10,166                $10,117
 4/00                        $10,550               $10,137                 $9,974
 5/00                        $10,428               $10,132                 $9,849
 6/00                        $10,625               $10,342                $10,101
 7/00                        $10,679               $10,437                $10,133
 8/00                        $10,761               $10,588                $10,216
 9/00                        $10,758               $10,655                $10,125
10/00                        $10,588               $10,725                 $9,913
11/00                        $10,451               $10,901                 $9,796
12/00                        $10,696               $11,104                $10,045
 1/01                        $11,003               $11,285                $10,392
 2/01                        $11,027               $11,383                $10,415
 3/01                        $10,958               $11,440                $10,236
 4/01                        $10,805               $11,392                $10,148
 5/01                        $10,943               $11,460                $10,237
 6/01                        $10,924               $11,504                $10,143
 7/01                        $11,008               $11,761                $10,243
 8/01                        $11,143               $11,896                $10,379
 9/01                        $10,843               $12,034                $10,058
10/01                        $11,088               $12,286                $10,304
11/01                        $11,189               $12,116                $10,403
12/01                        $11,131               $12,039                $10,383
 1/02                        $11,183               $12,136                $10,439
 2/02                        $11,225               $12,254                $10,476
 3/02                        $11,202               $12,051                $10,485
 4/02                        $11,324               $12,284                $10,649
 5/02                        $11,326               $12,389                $10,680
 6/02                        $11,093               $12,497                $10,475
 7/02                        $10,973               $12,648                $10,339
 8/02                        $11,213               $12,862                $10,533

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of the future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Sales Charge for Class A Shares is 4.50%.

**Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, a 2% CDSC for the period since inception.

***Assumes 1% CDSC for the one year period and 0% thereafter.

****Sales Charge on Class M Shares is 3.0%.

*****Total Returns for the Select Shares is based upon the performance of the Class A Shares, as all outstanding shares were redeemed effective November 5, 1999. The Fund continues to offer Select Shares for sale.

The Fund commenced operations on 11/30/98.

All Share Classes, except Class M Shares, were introduced on 11/30/98.

Returns for the Class M Shares prior to 10/28/99 (offering date of the Class M Shares) are calculated using the historical expenses of the Class B Shares, which are higher than the expenses of the Class M Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Strategic Income Fund, Lehman Aggregate Bond Index, and Lipper Multi-Sector Income Funds Index from November 30, 1998 to August 31, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lipper Multi-Sector Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 4.50% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

JPMORGAN U.S. TREASURY INCOME FUND
AS OF AUGUST 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan U.S. Treasury Income Fund is designed to provide investors with monthly dividends while still protecting the value of their investments. The Fund returned 3.80% (Class A Shares, without sales charge) for the year ended August 31, 2002 (the Fund changed its fiscal year end from October 31st to August 31st). This compares to the 4.82% return of its benchmark index, the Lehman U.S. Government Bond Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund underperformed its benchmark during the period. We were not well positioned for June's sharp decline in interest rates, which hurt performance. Also detracting was our underweight in the 2-year part of the Treasury curve. On the flip side, the portfolio benefited from the yield advantage generated by our allocation to GNMA securities earlier in the period. Another modest contribution to performance was our decision to take advantage of opportunities to tactically trade duration.

Q: HOW WAS THE FUND MANAGED?

A: When the period began, the U.S. economy was in recession. Conditions deteriorated after the events of September 11th, but by early 2002, a recovery appeared to be underway. The Federal Reserve Board maintained an accommodative monetary policy and by the end of 2001 had lowered the targeted Federal Funds rate to 1.75%. During the spring, the pace of recovery faltered as corporate governance issues, accounting fraud and credit downgrades dominated the news.

Economic data was mixed throughout the summer and while much of it supported the view of a modest recovery, weak corporate profits raised concern that the economy could drift back into recession. In 2002, market perceptions of Fed policy flip-flopped as investors speculated about the timing of a new cycle of Fed tightening. However, in August, the Fed signaled its willingness to ease rates further if the economy needed additional support.

We tactically traded duration, maintaining a long duration through much of the period and moving to neutral by August. During the final months of 2001, we increased our strategic overweight in GNMA mortgage-backed securities to their maximum allocation of 35% because of their high credit quality and yield advantage. We reduced this exposure at the beginning of 2002, taking profits on a portion of the out of index holdings. In June, we cut our GNMA holdings roughly in half because these issues lagged U.S. Treasuries in terms of price performance. Towards the end of the period, we further cut our mortgage position, putting the proceeds in five-year Treasuries.

Q: WHAT IS THE OUTLOOK?

A: We believe the Fed will maintain a low interest rate bias, not hesitating to cut rates further if economic weakness persists. Because the markets are likely to remain volatile, we will retain a neutral approach for the present. To capture the performance that comes with improving corporate balance sheets, we plan to maintain the portfolio's non-Treasury exposure to GNMA mortgage-backed securities.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                              1 YEAR        3 YEARS       5 YEARS       10 YEARS
   Class A Shares
     Without Sales Charge      8.73%         8.91%         7.32%         6.40%
     With Sales Charge*        3.86%         7.27%         6.33%         5.91%

   Class B Shares
     Without CDSC              7.78%         7.90%         6.36%         5.72%
     With CDSC**               2.78%         7.03%         6.04%         5.72%

   Select Shares               8.94%         9.03%         7.38%         6.43%

TEN-YEAR PERFORMANCE (8/31/92 TO 8/31/02)

[CHART]

            JPMORGAN U.S TREASURY INCOME     LEHMAN U.S. GOV'T    LIPPER GENERAL U.S. GOV'T
                   FUND (CLASS A SHARES)            BOND INDEX                  FUNDS INDEX
 8/92                            $10,000               $10,000                      $10,000
 9/92                            $10,162               $10,141                      $10,102
10/92                             $9,950                $9,995                       $9,969
11/92                             $9,900                $9,978                       $9,977
12/92                            $10,045               $10,146                      $10,130
 1/93                            $10,269               $10,362                      $10,298
 2/93                            $10,472               $10,569                      $10,452
 3/93                            $10,510               $10,604                      $10,490
 4/93                            $10,590               $10,685                      $10,553
 5/93                            $10,563               $10,674                      $10,560
 6/93                            $10,804               $10,911                      $10,754
 7/93                            $10,855               $10,977                      $10,813
 8/93                            $11,108               $11,222                      $10,996
 9/93                            $11,153               $11,265                      $11,008
10/93                            $11,180               $11,307                      $11,037
11/93                            $11,060               $11,183                      $10,918
12/93                            $11,084               $11,227                      $10,974
 1/94                            $11,247               $11,381                      $11,116
 2/94                            $10,984               $11,139                      $10,907
 3/94                            $10,753               $10,889                      $10,631
 4/94                            $10,649               $10,803                      $10,509
 5/94                            $10,624               $10,789                      $10,469
 6/94                            $10,587               $10,764                      $10,424
 7/94                            $10,785               $10,962                      $10,597
 8/94                            $10,782               $10,964                      $10,599
 9/94                            $10,584               $10,809                      $10,438
10/94                            $10,555               $10,802                      $10,406
11/94                            $10,525               $10,782                      $10,378
12/94                            $10,589               $10,848                      $10,451
 1/95                            $10,792               $11,050                      $10,635
 2/95                            $11,022               $11,288                      $10,872
 3/95                            $11,084               $11,359                      $10,922
 4/95                            $11,215               $11,507                      $11,056
 5/95                            $11,645               $11,971                      $11,458
 6/95                            $11,734               $12,063                      $11,527
 7/95                            $11,689               $12,019                      $11,486
 8/95                            $11,809               $12,159                      $11,621
 9/95                            $11,919               $12,276                      $11,730
10/95                            $12,094               $12,463                      $11,885
11/95                            $12,267               $12,657                      $12,052
12/95                            $12,444               $12,837                      $12,220
 1/96                            $12,515               $12,915                      $12,282
 2/96                            $12,226               $12,652                      $12,030
 3/96                            $12,102               $12,547                      $11,929
 4/96                            $12,000               $12,466                      $11,847
 5/96                            $11,953               $12,445                      $11,803
 6/96                            $12,089               $12,606                      $11,940
 7/96                            $12,129               $12,637                      $11,963
 8/96                            $12,068               $12,609                      $11,932
 9/96                            $12,261               $12,819                      $12,132
10/96                            $12,525               $13,101                      $12,395
11/96                            $12,742               $13,329                      $12,614
12/96                            $12,600               $13,193                      $12,484
 1/97                            $12,594               $13,207                      $12,510
 2/97                            $12,593               $13,226                      $12,536
 3/97                            $12,462               $13,086                      $12,388
 4/97                            $12,627               $13,274                      $12,572
 5/97                            $12,727               $13,388                      $12,676
 6/97                            $12,862               $13,538                      $12,825
 7/97                            $13,233               $13,923                      $13,179
 8/97                            $13,065               $13,785                      $13,042
 9/97                            $13,249               $13,991                      $13,242
10/97                            $13,445               $14,234                      $13,437
11/97                            $13,519               $14,306                      $13,485
12/97                            $13,653               $14,456                      $13,621
 1/98                            $13,825               $14,673                      $13,794
 2/98                            $13,764               $14,634                      $13,768
 3/98                            $13,804               $14,675                      $13,802
 4/98                            $13,830               $14,741                      $13,856
 5/98                            $13,981               $14,892                      $13,985
 6/98                            $14,143               $15,062                      $14,104
 7/98                            $14,139               $15,085                      $14,125
 8/98                            $14,522               $15,477                      $14,402
 9/98                            $14,928               $15,895                      $14,727
10/98                            $14,869               $15,841                      $14,618
11/98                            $14,833               $15,846                      $14,651
12/98                            $14,851               $15,880                      $14,690
 1/99                            $14,944               $15,973                      $14,774
 2/99                            $14,512               $15,592                      $14,455
 3/99                            $14,566               $15,653                      $14,528
 4/99                            $14,605               $15,689                      $14,566
 5/99                            $14,459               $15,551                      $14,406
 6/99                            $14,428               $15,520                      $14,331
 7/99                            $14,399               $15,497                      $14,249
 8/99                            $14,396               $15,497                      $14,211
 9/99                            $14,500               $15,622                      $14,386
10/99                            $14,513               $15,647                      $14,409
11/99                            $14,497               $15,625                      $14,396
12/99                            $14,414               $15,524                      $14,298
 1/00                            $14,427               $15,546                      $14,254
 2/00                            $14,655               $15,766                      $14,435
 3/00                            $14,907               $16,044                      $14,651
 4/00                            $14,855               $15,999                      $14,597
 5/00                            $14,865               $16,008                      $14,581
 6/00                            $15,113               $16,293                      $14,874
 7/00                            $15,251               $16,451                      $14,988
 8/00                            $15,460               $16,695                      $15,219
 9/00                            $15,497               $16,742                      $15,276
10/00                            $15,623               $16,902                      $15,398
11/00                            $15,933               $17,235                      $15,695
12/00                            $16,233               $17,578                      $15,995
 1/01                            $16,413               $17,756                      $16,172
 2/01                            $16,569               $17,958                      $16,331
 3/01                            $16,639               $18,021                      $16,372
 4/01                            $16,394               $17,837                      $16,232
 5/01                            $16,476               $17,896                      $16,309
 6/01                            $16,522               $17,979                      $16,363
 7/01                            $16,927               $18,410                      $16,744
 8/01                            $17,106               $18,638                      $16,931
 9/01                            $17,450               $18,963                      $17,170
10/01                            $17,918               $19,452                      $17,584
11/01                            $17,423               $19,016                      $17,227
12/01                            $17,200               $18,851                      $17,061
 1/02                            $17,350               $18,973                      $17,213
 2/02                            $17,515               $19,148                      $17,396
 3/02                            $17,143               $18,732                      $17,036
 4/02                            $17,526               $19,178                      $17,412
 5/02                            $17,631               $19,293                      $17,520
 6/02                            $17,828               $19,563                      $17,699
 7/02                            $18,244               $19,994                      $18,014
 8/02                            $18,598               $20,389                      $18,327

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of the future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Sales Charge for Class A Shares is 4.50%.

**Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, a 2% CDSC for the five year period and 0% for the ten year period.

The Fund commenced operations on 9/8/87.

Returns for the Class B Shares prior to 11/4/93 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Select Shares prior to 2/16/01 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Treasury Income Fund, Lehman U.S. Gov't Bond Index, and Lipper General U.S. Gov't Funds Index from August 31, 1992 to August 31, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman U.S. Gov't Bond Index is composed of the U.S. Treasury Bond Index and the Agency Bond Index and includes U.S. treasury and agency issues. The Lipper General U.S. Gov't Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 4.50% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  (UNAUDITED)

JPMORGAN BOND FUND
PORTFOLIO OF INVESTMENTS

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)


   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--69.8%
--------------------------------------------------------------------------------
                U.S. TREASURY SECURITIES--13.4%
                U.S. Treasury Notes & Bonds,
$      500       3.00%, 11/30/03 @ +                                 $       508
    10,570       3.25%, 08/15/07 +                                        10,590
     1,005       3.38%, 04/30/04 +                                         1,028
    11,530       3.50%, 11/15/06 +                                        11,758
     1,660       3.63%, 08/31/03 +                                         1,691
   135,635       4.38%, 05/15/07                                         142,834
    11,400       4.38%, 08/15/12 +                                        11,617
    38,195       4.88%, 02/15/12                                          40,447
     3,405       5.00%, 02/15/11 +                                         3,648
     3,200       5.00%, 08/15/11 +                                         3,423
     3,365       5.38%, 02/15/31 +                                         3,589
    39,635       6.13%, 08/15/29 +                                        45,556
     2,800       6.88%, 05/15/06 @ +                                       3,197
       840       8.88%, 02/15/19 +                                         1,214
    38,155       PO, 0.00%, 11/15/15 +                                    19,674
                ----------------------------------------------------------------
                Total U.S. Treasury Securities                           300,774
                (Cost $287,647)
                ----------------------------------------------------------------
                U.S. GOVERNMENT AGENCY SECURITIES--1.1%
    23,000      Federal Home Loan Mortgage Corp., 5.75%, 01/15/12 +       24,908
                Federal National Mortgage Association,
         2       7.00%, 07/15/05 +                                             2
       570       7.25%, 05/15/30 +                                           701
                ----------------------------------------------------------------
                Total U.S. Government Agency Securities                   25,611
                (Cost $24,282)
                ----------------------------------------------------------------
                FOREIGN GOVERNMENT SECURITIES--1.3%
                National Republic of Bulgaria (Bulgaria),
     1,630       FRN, 2.69%, 07/28/11                                      1,450
     1,619       Ser. A, FRN, 2.69%, 07/28/12                              1,473
     2,225      Province of Quebec (Canada), 7.50%, 09/15/29               2,769
     3,201      Republic of Colombia (Colombia), 9.75%, 04/09/11           3,120
                Republic of Peru (Peru),
     1,790       9.13%, 02/21/12                                           1,517
     2,242       FRN, 4.50%, 03/07/17                                      1,570
                Republic of Philippines (Philippines),
     1,670       8.38%, 03/12/09                                           1,693
       430       10.63%, 03/16/25                                            447
                Russian Federation (Russia),
     1,440       8.25%, 03/31/10                                           1,424
       590       10.00%, 06/26/07                                            630
       430       11.00%, 07/24/18                                            463
     2,215       SUB, 5.00%, 03/31/30                                      1,551

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)


   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                UNITED MEXICAN STATES (MEXICO),
$    1,700       7.50%, 01/14/12                                     $     1,747
       800       8.13%, 12/30/19                                             791
     1,485       9.88%, 02/01/10                                           1,706
     1,930       11.38%, 09/15/16                                          2,437
     1,720       MTN, 8.30%, 08/15/31                                      1,699
     1,700       MTN, 8.50%, 02/01/06                                      1,853
       750       Ser. B, 6.25%, 12/31/19                                     728
                 ---------------------------------------------------------------
                Total Foreign Government Securities                       29,068
                (Cost $29,313)
                 ---------------------------------------------------------------
                CORPORATE NOTES & BONDS--17.1%
                Advertising--0.0% ^
       630      Lamar Advertising Co., 8.63%, 09/15/07                       650
                Aerospace--0.1%
       720      Northrop Grumman Corp., 7.75%, 02/15/31 +                    817
     1,200      Raytheon Co., 6.55%, 03/15/10 +                            1,242
                                                                     -----------
                                                                           2,059
                Airlines--0.2%
     2,394      Continental Airlines, Inc., Ser. 2001-1, 6.70%,
                 06/15/21 +                                                2,171
     3,370      US Airways, Inc., 7.08%, 03/20/21 +                        3,422
                                                                     -----------
                                                                           5,593
                Automotive--1.1%
                DaimlerChrysler N.A. Holdings Corp.,
     1,150       7.75%, 01/18/11 +                                         1,258
       815       8.50%, 01/18/31 +                                           944
    12,920      Ford Motor Credit Co., 7.88%, 06/15/10 +                  12,945
                General Motors Acceptance Corp.,
     4,870       5.85%, 01/14/09 +                                         4,729
     2,855       6.88%, 09/15/11 +                                         2,853
     2,150       8.00%, 11/01/31 +                                         2,229
                                                                     -----------
                                                                          24,958
                Banking--2.7%
     4,275      Abbey National Capital Trust I, FRN, 8.96%, 12/31/49 +     5,183
     7,000      Bank of America Corp., 7.40%, 01/15/11 +                   8,061
     2,785      Bank One Corp., 7.88%, 08/01/10 +                          3,285
     4,985      Barclays Bank PLC (United Kingdom), FRN, #,
                 8.55%, 09/29/49 +                                         5,953
     4,625      BNP Paribas Capital Trust, FRN, #, 9.00%, 12/31/49 +       5,534
     3,395      Dresdner Funding Trust I, #, 8.15%, 06/30/31 +             3,654
     5,500      First Union National Bank, 7.80%, 08/18/10 +               6,454
     5,000      KBC Bank Fund Trust III, FRN, #, 9.86%, 11/29/49 +         5,975
     4,905      Royal Bank of Scotland Group PLC (United
                 Kingdom), FRN, 7.65%, 08/31/49 +                          5,545
     1,230      Standard Chartered Bank (United Kingdom), #,
                 8.00%, 05/30/31 +                                         1,316
     4,040      SunTrust Banks, Inc., 6.38%, 04/01/11 +                    4,427
     1,295      U.S. Bank N.A., 6.38%, 08/01/11 +                          1,411
     2,450      Wells Fargo & Co., 5.13%, 09/01/12                         2,440
                                                                     -----------
                                                                          59,238

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)


   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Broadcasting/Cable--0.2%
$      680      British Sky Broadcasting PLC (United Kingdom)
                 (Yankee), 8.20%, 07/15/09                           $       695
       860      Charter Communications Holdings LLC/Charter
                 Communications Holdings Capital Corp., 11.13%,
                 01/15/11                                                    585
     1,325      Comcast Cable Communications, Inc., 7.13%,
                 06/15/13                                                  1,211
     2,135      Cox Communications, Inc., 7.75%, 11/01/10                  2,034
                                                                     -----------
                                                                           4,525
                Business Services--0.3%
     5,165      Cendant Corp., 7.75%, 12/01/03 +                           5,165
       675      Iron Mountain, Inc., 8.63%, 04/01/13 +                       672
                                                                     -----------
                                                                           5,837
                Chemicals--0.0% ^
       695      Lyondell Chemical Co., 11.13%, 07/15/12 +                    660
                Construction--0.0% ^
                D.R. Horton, Inc.,
       150       8.50%, 04/15/12 +                                           146
       510       9.75%, 09/15/10 +                                           504
                                                                     -----------
                                                                             650
                Consumer Services--0.0% ^
       655      United Rentals, Inc., Ser. B, 10.75%, 04/15/08 +             678
                Diversified--0.4%
                General Electric Capital Corp.,
     7,385       Ser. A, MTN, 5.88%, 02/15/12 +                            7,729
     1,090       Ser. A, MTN, 6.75%, 03/15/32 +                            1,160
                                                                     -----------
                                                                           8,889
                Entertainment/Leisure--0.0% ^
                Six Flags, Inc.,
       160       8.88%, 02/01/10 +                                           138
       510       9.75%, 06/15/07 +                                           472
                                                                     -----------
                                                                             610
                Environmental Services--0.0% ^
       770      Allied Waste North America, Ser. B, 10.00%, 08/01/09         762
                Financial Services--5.7%
     2,455      CIT Group, Inc., 7.75%, 04/02/12 +                         2,627
     6,165      Citigroup, Inc., 7.25%, 10/01/10 +                         6,866
     1,765      Countrywide Home Loans, Inc., Ser. K, MTN, 5.63%,
                 05/15/07                                                  1,823
                Credit Suisse First Boston USA, Inc.,
        55       6.13%, 11/15/11 +                                            56
     2,030       6.50%, 01/15/12 +                                         2,088
     4,000       7.13%, 07/15/32 +                                         4,111
                Goldman Sachs Group, Inc.,
     3,610       5.70%, 09/01/12 +                                         3,604
     1,950       6.60%, 01/15/12 +                                         2,089

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)


   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Financial Services--Continued
$    4,840      Household Finance Corp., 8.00%, 07/15/10 +           $     5,223
                HSBC Capital Funding LP (Channel Islands),
     4,570       FRN, #, 9.55%, 12/29/49 +                                 5,523
     2,220       FRN, #, 10.18%, 12/29/49 +                                3,013
     5,320      ING Capital Funding Trust III, 8.44%, 12/31/49 +           6,106
     1,640      Lehman Brothers Holdings, Inc., 6.63%, 01/18/12 +          1,750
     4,475      McKesson Financial of Canada (Canada), #, 6.55%,
                 11/01/02 +                                                4,483
     7,240      Morgan Stanley Dean Witter & Co., 6.60%, 04/01/12 +        7,711
                Morgan Stanley Tracers (Traded Custody Receipts),
    21,200       #, 6.77%, 06/15/12 +                                     22,698
    12,590       FRN, #, 5.89%, 03/01/07 +                                13,151
     4,008       FRN, #, 7.76%, 03/01/32 +                                 4,403
     3,355      Pemex Project Funding Master Trust (Mexico), 8.50%,
                 02/15/08                                                  3,474
     1,680      Prudential Holdings LLC, #, 8.70%, 12/18/23 +              1,878
                Targeted Return Index (TRAINS),
     4,140       Ser. 2002-5, FRN, #, 5.89%, 01/25/07 +                    4,333
     8,240       Ser. 2002-10, FRN, #, 6.85%, 01/15/12 +                   8,915
     6,005      UBS Preferred Funding Trust I, FRN, 8.62%, 10/29/49 +      7,095
     2,455      Washington Mutual Bank FA, 6.88%, 06/15/11 +               2,681
                                                                     -----------
                                                                         125,701
                Food/Beverage Products--0.3%
       520      Ahold Finance USA, Inc., 6.88%, 05/01/29 +                   484
     1,300      ConAgra Foods, Inc., 6.75%, 09/15/11 +                     1,425
       690      Fleming Companies, Inc., 9.25%, 06/15/10 +                   662
     2,430      Kellogg Co., Ser. B, 6.60%, 04/01/11 +                     2,664
     1,615      Kraft Foods, Inc., 6.25%, 06/01/12 +                       1,758
                                                                     -----------
                                                                           6,993
                Health Care/Health Care Services--0.1%
     2,000      Mariner Health Group Inc., Ser. B, #, 9.50%,
                 04/01/06 (d) * +                                              0
     1,885      Tenet Healthcare Corp., 6.38%, 12/01/11 +                  1,973
                                                                     -----------
                                                                           1,973
                Hotels/Other Lodging--0.1%
       620      Mandalay Resort Group, Ser. B, 10.25%, 08/01/07 +            665
       655      MGM Mirage, Inc., 8.38%, 02/01/11 +                          673
                                                                     -----------
                                                                           1,338
                Insurance--0.5%
     2,435      AIG SunAmerica Global Financing IX, #, 6.90%,
                 03/15/32 +                                                2,644
     2,525      AXA (France), 8.60%, 12/15/30 +                            2,771
     3,330      Metlife, Inc., 6.13%, 12/01/11 +                           3,439
                Nationwide Financial Services,
       625       5.90%, 07/01/12 +                                           637
       800       6.25%, 11/15/11 +                                           832
     1,350      UnumProvident Corp., 7.38%, 06/15/32 +                     1,294
                                                                     -----------
                                                                          11,617

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Multi-Media--0.3%
$    5,885      AOL Time Warner, Inc., 7.63%, 04/15/31               $     4,797
       690      EchoStar DBS Corp., 9.38%, 02/01/09                          683
     1,750      News America Holdings, 7.75%, 12/01/45                     1,566
                                                                     -----------
                                                                           7,046
                Oil & Gas--1.0%
       770      Alberta Energy Co., LTD (Canada) (Yankee), 7.38%,
                 11/01/31                                                    876
     2,595      Amerada Hess Corp., 7.88%, 10/01/29                        3,030
     1,050      Anadarko Finance Co., Ser. B, 7.50%, 05/01/31              1,199
       675      Chesapeake Energy Corp., 8.13%, 04/01/11                     665
     1,735      Conoco Funding Co., 7.25%, 10/15/31                        1,988
     2,800      Consolidated Natural Gas Co., Ser. C, 6.25%,
                 11/01/11                                                  2,877
     1,015      Devon Financing Corp. ULC, 7.88%, 09/30/31                 1,170
                Occidental Petroleum Corp.,
     2,645       6.75%, 01/15/12                                           2,907
       210       7.65%, 02/15/06                                             236
       120      Phillips Petroleum Co., 8.75%, 05/25/10                      146
                Transocean, Inc.,
     1,930       6.63%, 04/15/11                                           2,082
     1,095       7.50%, 04/15/31                                           1,223
     2,710      Valero Energy Corp., 6.88%, 04/15/12                       2,887
                                                                     -----------
                                                                          21,286
                Packaging--0.1%
       650      Owens-Brockway Glass Container Corp., 8.88%,
                 02/15/09 +                                                  660
       620      Stone Container Corp., 9.75%, 02/01/11 +                     651
                                                                     -----------
                                                                           1,311
                Paper/Forest Products--0.3%
       730      International Paper Co., 6.75%, 09/01/11 +                   788
       700      Westvaco Corp., 8.20%, 01/15/30 +                            813
     3,800      Weyerhaeuser Co., #, 6.75%, 03/15/12 +                     4,021
                                                                     -----------
                                                                           5,622
                Pipelines--0.2%
     2,435      El Paso Corp., 7.00%, 05/15/11                             2,069
     1,955      Kinder Morgan, Inc., #, 6.50%, 09/01/12 +                  1,972
       860      TransCanada Pipelines LTD (Canada) (Yankee),
                 8.63%, 05/15/12                                           1,059
                                                                     -----------
                                                                           5,100
                Real Estate Investment Trust--0.1%
       640      Host Marriott LP, Ser. I, 9.50%, 01/15/07 +                  645
       670      Ventas Realty LP/Ventas Capital Corp., 8.75%,
                 05/01/09 +                                                  680
                                                                     -----------
                                                                           1,325
                Restaurants/Food Services--0.0% ^
       630      Yum! Brands, Inc., 8.88%, 04/15/11 +                         677

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)


   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Retailing--0.3%
$    1,100      Albertson's, Inc., 7.50%, 02/15/11 +                 $     1,268
       725      Federated Department Stores, Inc., 7.00%, 02/15/28 +         744
                Kroger Co.,
        90       6.80%, 04/01/11 +                                            97
     1,275       7.50%, 04/01/31 +                                         1,406
       105      Lowe's Companies, Inc., 6.88%, 02/15/28 +                    115
     3,560      Safeway, Inc., 6.50%, 03/01/11 +                           3,847
                                                                     -----------
                                                                           7,477
                Semi-Conductors--0.0% ^
       620      Fairchild Semiconductor International, Inc., 10.50%,
                 02/01/09 +                                                  646
                Shipping/Transportation--0.6%
                Burlington Northern Santa Fe Corp.,
        45       6.88%, 12/01/27 +                                            48
     1,155       7.08%, 05/13/29 +                                         1,270
     1,314       7.33%, 06/23/10 +                                         1,481
     3,000      CSX Corp., 6.75%, 03/15/11 +                               3,306
                Norfolk Southern Corp.,
     3,000       6.75%, 02/15/11 +                                         3,324
        95       7.80%, 05/15/27 +                                           112
     1,820      Teekay Shipping Corp. (Bahamas), 8.88%, 07/15/11           1,884
                Union Pacific Corp.,
     2,155       6.50%, 04/15/12 +                                         2,356
       705       6.63%, 02/01/29 +                                           740
                                                                     -----------
                                                                          14,521
                Steel--0.0% ^
       675      AK Steel Corp., #, 7.75%, 06/15/12 +                         672

                Telecommunications--1.4%
                AT&T Corp.,
       110       6.00%, 03/15/09                                              97
     2,375       6.50%, 03/15/29                                           1,891
                AT&T Wireless Services, Inc.,
     1,630       7.88%, 03/01/11                                           1,387
       535       8.13%, 05/01/12                                             458
       190       8.75%, 03/01/31                                             146
       235      BellSouth Capital Funding, 7.88%, 02/15/30                   265
     2,285      British Telecom PLC (United Kingdom), SUB, 8.87%,
                 12/15/30                                                  2,656
       745      Deutsche Telekom International Finance BV (The
                 Netherlands), SUB, 8.75%, 06/15/30                          795
     1,155      Nextel Communications, Inc., 9.50%, 02/01/11                 860
       935      Rogers Wireless Communications, Inc. (Canada),
                 9.63%, 05/01/11                                             636
                SBC Communications, Inc.,
     2,240       5.88%, 02/01/12                                           2,268
       920       5.88%, 08/15/12                                             930

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Telecommunications--Continued
                Sprint Capital Corp.,
$      445       5.70%, 11/15/03                                     $       409
     2,190       6.00%, 01/15/07                                           1,829
     2,355       8.75%, 03/15/32                                           1,837
     3,370      TCI Communications, Inc., 8.75%, 08/01/15                  3,187
                Verizon Global Funding Corp.,
     1,770       7.38%, 09/01/12                                           1,755
     3,640       7.75%, 12/01/30                                           3,486
     3,385      Verizon New York, Inc., Ser. A, 6.88%, 04/01/12            3,441
     2,485      Vodafone Group PLC (United Kingdom), 7.88%,
                02/15/30                                                   2,722
                Worldcom, Inc.,
         1       7.50%, 05/15/11 (d) *                                         0^^
         1       8.00%, 05/15/06 (d) *                                         0^^
                                                                     -----------
                                                                          31,055
                Utilities--1.1%
     1,015      Calpine Corp., 8.50%, 02/15/11                               533
       556      Cogentrix Energy, Inc., Ser. B, 8.75%, 10/15/08              410
     2,780      Constellation Energy Group, Inc., 7.00%, 04/01/12          2,931
       310      Dominion Resources, Inc., Ser. A, 8.13%, 06/15/10            353
         5      DTE Energy Co., 7.05%, 06/01/11                                5
     1,385      Duke Energy Corp., 6.25%, 01/15/12                         1,448
     1,535      MidAmerican Energy Holdings Co., 6.75%, 12/30/31           1,538
                National Rural Utilities Cooperative Finance Corp.,
     1,210       6.00%, 05/15/06 +                                         1,264
     2,530       Ser. C, MTN, 7.25%, 03/01/12                              2,740
     2,050      NiSource Finance Corp., 7.88%, 11/15/10 +                  2,018
                Oncor Electric Delivery Co.,
     1,000       #, 6.38%, 05/01/12                                        1,058
     1,725       #, 7.00%, 09/01/22                                        1,742
                Progress Energy, Inc.,
     3,310       6.85%, 04/15/12                                           3,515
        70       7.10%, 03/01/11                                              75
     2,495      PSEG Power LLC, 7.75%, 04/15/11                            2,457
     2,000      United Utilities PLC (United Kingdom) (Yankee),
                 6.88%, 08/15/28                                           1,951
                                                                     -----------
                                                                          24,038
                ----------------------------------------------------------------
                Total Corporate Notes & Bonds                            383,507
                (Cost $375,706)
                ----------------------------------------------------------------
                RESIDENTIAL MORTGAGE BACKED SECURITIES--26.5%
                Collateralized Mortgage Obligations--0.1%
     1,913      Federal Home Loan Mortgage Corp., Ser. 205,
                 Class IO, 7.00%, 09/01/29 +                                 276
     2,253      SACO I, Inc., Ser. 1997-2, Class 1A5, #, 7.00%,
                 08/25/36 +                                                2,326
                                                                     -----------
                                                                           2,602

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Mortgage Backed Pass-Through Securities--26.4%
                Federal Home Loan Mortgage Corp.,
$       77       Gold Pool E00425, 6.00%, 04/01/11                   $        81
        39       Gold Pool E63377, 6.00%, 03/01/11                            41
        82       Gold Pool E63827, 6.00%, 04/01/11                            85
        55       Gold Pool E63836, 6.00%, 04/01/11                            58
        88       Gold Pool E63883, 6.00%, 04/01/11                            92
       271       Gold Pool E63908, 6.00%, 04/01/11                           283
    20,500       Gold Pool, TBA, 6.00%, 09/15/17                          21,192
    48,000       Gold Pool, TBA, 6.00%, 09/15/32                          48,990
    29,270       Gold Pool W10004, 6.90%, 12/01/10 +                      32,668
                Federal National Mortgage Association,
        39       Pool 370760, 8.00%, 05/01/27                                 42
       923       Pool 390313, 8.00%, 06/01/27                                992
         1       Pool 50617, 8.00%, 08/01/22 +                                 1
    26,000       TBA, 6.00%, 09/25/17                                     26,878
   217,530       TBA, 6.00%, 09/25/32                                    221,814
    12,400       TBA, 6.50%, 09/25/32                                     12,803
   196,415       TBA, 7.00%, 09/25/32                                    204,578
                Government National Mortgage Association,
       169       Pool 447114, 8.50%, 05/15/27 +                              183
       103       Pool 780257, 7.00%, 12/15/08 +                              110
        36       Pool 780473, 9.00%, 12/15/19 +                               40
    20,697       TBA, 6.50%, 09/15/32                                     21,460
                                                                     -----------
                                                                         592,391
                ----------------------------------------------------------------
                Total Residential Mortgage Backed Securities             594,993
                (Cost $587,857)
                ----------------------------------------------------------------
                COMMERCIAL MORTGAGE BACKED SECURITIES--5.5%
       308      Bear Stearns Commercial Mortgage Securities,
                 Ser. 2001-TOP4, Class A1, 5.06%, 11/15/16 +                 319
     8,922      COMM,
                 Ser. 2000-FL3A, Class LWS, FRN, #, 3.23%,
                 11/15/12 +                                                8,873
     7,000       Ser. 2000-FL3A, Class LWT, FRN, #, 3.08%, 11/15/12 +      6,977
    10,000      Commercial Mortgage Acceptance Corp.,
                 Ser. 1998-C2, Class D, 6.93%, 09/15/30 +                 10,634
                Credit Suisse First Boston Mortgage Securities Corp.,
    17,360       Ser. 2001-CF2, Class A3, 6.24%, 02/15/34 +               18,898
    15,470       Ser. 2001-CK1, Class A3, 6.38%, 12/16/35 +               16,911
    12,430       Ser. 2001-CKN5, Class A4, 5.44%, 07/15/11 +              12,839
       386      GMAC Commercial Mortgage Securities, Inc.,
                 Ser. 1998-C2, Class A1, 6.15%, 05/15/35 +                   408
                GS Mortgage Securities Corp. II,
     4,344       Ser. 2000-GSFL, Class F, FRN, #, 3.53%, 08/15/12 +        4,315
     4,000       Ser. 2001-LIBA, Class E, #, 6.73%, 02/10/16 +             4,025
     6,950      Heller Financial Commercial Mortgage Asset Corp.,
                 Ser. 1999-PH1, Class A2, 6.85%, 05/15/31 +                7,780

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
$      750      LB Commercial Conduit Mortgage Trust,
                     Ser. 1999-C2, Class A2, 7.33%, 10/15/32 +       $       856
       990      Merrill Lynch Mortgage Investors, Inc., Ser. 1998-C2,
                 Class A2, 6.39%, 02/15/30 +                               1,083
       574      Mortgage Capital Funding, Inc., Ser. 1998-MC3,
                 Class A1, 6.00%, 11/18/31 +                                 608
                PNC Mortgage Acceptance Corp.,
    12,500       Ser. 2000-C1, Class A2, 7.61%, 02/15/10 +                14,523
    12,125       Ser. 2001-C1, Class A2, 6.36%, 03/12/34 +                13,261
                ----------------------------------------------------------------
                Total Commercial Mortgage Backed Securities              122,310
                (Cost $113,307)
                ----------------------------------------------------------------
                ASSET BACKED SECURITIES--4.0%
    10,000      Citibank Credit Card Master Trust I, Ser. 1998-9,
                 Class A, 5.30%, 01/09/06                                 10,369
     5,000      Comed Transitional Funding Trust, Ser. 1998-1,
                 Class A5, 5.44%, 03/25/07                                 5,236
    15,000      Conseco Finance Securitizations Corp., Ser. 2000-5,
                 Class A3, 7.21%, 02/01/32                                15,614
     5,000      DaimlerChrysler Auto Trust, Ser. 2002-B, Class A4,
                 3.53%, 12/06/07                                           5,033
     5,000      First USA Credit Card Master Trust, Ser. 1999-1,
                 Class C, #, 6.42%, 10/19/06                               5,222
     9,267      Green Tree Home Improvement Loan Trust,
                 Ser. 1998-E, Class HEA4, 6.62%, 11/15/29                  9,647
    15,395      Household Automotive Trust, Ser. 2001-3, Class A4,
                 4.37%, 12/17/08 +                                        15,919
     5,998      PP&L Transition Bond Co. LLC, Ser. 1999-1,
                 Class A8, 7.15%, 06/25/09                                 6,907
       120      Sears Credit Account Master Trust, Ser. 1996-3,
                 Class A, 7.00%, 07/15/08                                    125
     1,107      The Money Store Home Equity Trust, Ser. 1997-D,
                 Class AF7, 6.49%, 12/15/38                                1,152
    13,500      World Omni Auto Receivables Trust, Ser. 2002-A,
                 Class A4, 4.05%, 07/15/09                                13,863
                ----------------------------------------------------------------
                Total Asset Backed Securities                             89,087
                (Cost $86,425)
                ----------------------------------------------------------------
                PRIVATE PLACEMENTS--0.9%
                Co-op Apartments--0.9%
     4,315      180 East End Ave. Note, #, 6.88%, 01/01/29 (f) (i)         4,690
       747      200 East 57th St. Note, New York, #, 6.72%,
                 01/01/13 (f) (i)                                            828
    10,783      200 East St. Note, #, 6.50%, 01/01/14 (f) (i)             11,493
     3,167      81 Irving Place Note, #, 6.95%, 01/01/29 (f) (i)           3,449
                ----------------------------------------------------------------
                Total Private Placements                                  20,460
                (Cost $19,013)
                ----------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                WARRANTS--0.0% ^
                Foreign Government Securities--0.0% ^
                United Mexican States (Value Recovery Rights),
       750       Ser. B, FRN, 0.00%, 06/30/04 *                      $         2
       750       Ser. C, FRN, 0.00%, 06/30/05 *                                0^^
       750       Ser. D, FRN, 0.00%, 06/30/06 *                                0^^
       750       Ser. E, FRN, 0.00%, 06/30/07 *                                0^^
                ----------------------------------------------------------------
                Total Warrants                                                 2
                (Cost $0)
--------------------------------------------------------------------------------
                Total Long-Term Investments                            1,565,812
                (Cost $1,523,550)
--------------------------------------------------------------------------------
      Short-Term Investments--30.2%
--------------------------------------------------------------------------------
     Units      OPTIONS--0.0% ^
    31,200      Put Option on U.S. Treasury Note, 3.25%, 8/15/07,
                 strike price of 98.89, expiring 10/8/02                      98
    30,400      Put Option on U.S. Treasury Note, 3.25%, 8/15/07,
                 strike price of 98.95, expiring 10/8/02                     102
    25,700      Put Option on U.S. Treasury Note, 3.25%, 8/15/07,
                 strike price of 99.73, expiring 11/7/02                     292
    26,000      Put Option on U.S. Treasury Note, 3.25%, 8/15/07,
                 strike price of 99.54, expiring 12/5/02                     232
    31,800      Put Option on U.S. Treasury Note, 4.38%, 5/15/07,
                 strike price of 102.72, expiring 10/8/02                     66
                ----------------------------------------------------------------
                Total Options                                                790
                (Cost $1,580)
                ----------------------------------------------------------------
   PRINCIPAL
    AMOUNT
     (USD)
                COMMERCIAL PAPER--17.5%
   $35,700      Allied Irish Banks PLC (United Kingdom), 1.78%,
                 10/16/02 +                                               35,625
    40,000      Banque ET Caisse D'Epargne De L'Etat (Luxembourg),
                 1.76%, 09/10/02 +                                        39,980
    23,450      CXC, Inc., 1.77%, 09/03/02 +                              23,447
    32,400      Eureka Securitization, Inc., 1.77%, 09/19/02 +            32,371
    30,570      Fairway Finance Corp., 1.78%, 09/06/02 +                  30,561
    13,900      Hamburgische Landesbank (Germany), 1.79%,
                 09/03/02 +                                               13,898
     3,800      Liberty Street Fund Corp., 1.77%, 09/20/02 +               3,796
    34,100      Montauk Funding Corp., 1.78%, 09/17/02 +                  34,072
    34,000      Natexis Banques Populaires (France), 1.77%,
                 09/17/02 +                                               33,973
    37,300      Newport Funding Corp., 1.78%, 09/17/02 +                  37,267
    35,800      Nordea North America (Sweden), 1.76%, 09/25/02 +          35,755

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      SHORT-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
$   37,350      UBS Finance LLC (Delaware), 1.76%, 09/18/02 +        $    37,319
    33,300      Windmill Funding Corp., 1.77%, 10/03/02 +                 33,250
                ----------------------------------------------------------------
                Total Commercial Paper                                   391,314
                (Cost $391,321)
                ----------------------------------------------------------------
                CERTIFICATES OF DEPOSIT--1.6%
    35,000      Barclays Bank PLC (United Kingdom), 1.79%,
                 12/23/02 +                                               34,998
                (Cost $35,000)
    SHARES
                MONEY MARKET FUND--11.1%
   248,512      JPMorgan Prime Money Market Fund (a) +                   248,512
                (Cost $248,512)
--------------------------------------------------------------------------------
                Total Short-Term Investments                             675,614
                (Cost $676,413)
--------------------------------------------------------------------------------
                Total Investments--100.0%                             $2,241,426
                (Cost $2,199,963)
--------------------------------------------------------------------------------
FUTURES CONTRACTS
-----------------------------------------------------------------------------------
                                                         NOTIONAL      UNREALIZED
   NUMBER                                                VALUE AT     APPRECIATION/
    OF                                 EXPIRATION         8/31/02    (DEPRECIATION)
 CONTRACTS  DESCRIPTION                   DATE             (USD)          (USD)
-----------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
    185     Eurodollar                September, 2002    $  45,412      $  594
    361     Treasury Bonds            December, 2002        39,597         449
    185     Eurodollar                December, 2002        45,427         607
    185     Eurodollar                March, 2003           45,353       1,139
    185     Eurodollar                June, 2003            45,228       1,244
    185     Eurodollar                September, 2003       45,059       1,231
    185     Eurodollar                December, 2003        44,883       1,169
    185     Eurodollar                March, 2004           44,758       1,121
    185     Eurodollar                June, 2004            44,641         418

            SHORT FUTURES OUTSTANDING
     (2)    2 Year Treasury Notes     December, 2002          (425)         (1)
 (1,525)    5 Year Treasury Notes     December, 2002      (169,537)       (976)
   (160)    10 Year Treasury Notes    December, 2002       (17,885)       (137)

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

  OPTIONS
--------------------------------------------------------------------------------

   UNITS        CALL OPTIONS WRITTEN                                       VALUE
--------------------------------------------------------------------------------
  (50,000)      Call Option on Interest Rate Swap, expiring
                12/19/05. If exercised: JPMorgan pays
                fixed (6.43%) and receives 3 month LIBOR.
                Swap expires 12/21/15, European Style                   $(4,390)
--------------------------------------------------------------------------------
                Put Options Written
--------------------------------------------------------------------------------
  (40,000)      Put Option on FNMA, 30 Year Fixed, 6.00%,
                strike price of 99.47, expiring 10/8/02                  $  (39)
  (40,000)      Put Option on FNMA, 30 Year Fixed, 6.00%,
                strike price of 100.59, expiring 10/8/02                    (88)
  (40,000)      Put Option on FNMA, 30 Year Fixed, 6.00%,
                strike price of 100.64, expiring 10/8/02                   (113)
  (35,000)      Put Option on FNMA, 30 Year Fixed, 6.00%,
                strike price of 100.88, expiring 12/5/02                   (230)
  (35,000)      Put Option on FNMA, 30 Year Fixed, 6.00%,
                strike price of 101.26, expiring 11/7/02                   (297)
  (50,000)      Put Option on Interest Rate Swap, expiring
                12/19/05. If exercised: JPMorgan receives
                fixed (6.43%) and pays 3 month LIBOR.
                Swap expires 12/21/15, European Style                    (2,426)
                ----------------------------------------------------------------
                Total Put Options Written                               $(3,193)
                ----------------------------------------------------------------

SWAP CONTRACTS

-----------------------------------------------------------------------------------
                                                       UNDERLYING      UNREALIZED
                                         EXPIRATION     NOTIONAL      APPRECIATION/
DESCRIPTIONS                                DATE          VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------
Interest Rate Swap with Lehman
Brothers Special Financing, swap
price lock on U.S. Treasury Note,
4.38%, 08/15/12, price less 101.735,
JPM receives positive pays negative         09/16/02       $ 55,505         $ 48

Interest Rate Swap with Credit Suisse
First Boston, swap price lock on U.S.
Treasury Note, 5.00%, 02/15/11, price
less 104.03, JPM receives positive
pays negative                               09/03/02        149,500       (4,568)

Interest Rate Swap with Morgan
Stanley Capital Services, swap price
lock on U.S. Treasury Bond, 8.00%,
11/15/21, price less 130.16, JPM receives
positive pays negative                      09/03/02          9,320          581

Interest Rate Swap with Morgan
Stanley Capital Services, semi-annual
payment of 5.79% and quarterly
receipt of 3 month LIBOR                    09/03/02         11,000         (694)

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

SWAP CONTRACTS (CONTINUED)
------------------------------------------------------------------------------------
                                                       UNDERLYING      UNREALIZED
                                         EXPIRATION     NOTIONAL      APPRECIATION/
DESCRIPTIONS                                DATE          VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------
Interest Rate Swap with Goldman
Sachs Capital Markets, swap price
lock on U.S. Treasury Note, 4.875%,
02/15/12, price less 106.75, JPM
receives positive pays negative             09/13/02      $  21,500      $  (192)

Interest Rate Swap with Morgan
Stanley Capital Services, price lock on
U.S. Treasury Note, 2.25%, 07/31/04,
price less 100.133, JPM receives positive
pays negative                               09/11/02        175,000          215

Interest Rate Swap with Deutsche
Bank AG New York, semi-annual
payment of 5.34% and quarterly
receipt of 3 month LIBOR                    10/02/02         16,000          (42)

Interest Rate Swap with Deutsche
Bank AG New York, swap price lock
on U.S. Treasury Bond, 8.00%,
11/15/21, price less 135.5, JPM
receives positive pays negative             10/02/02         14,000           43

Interest Rate Swap with Merril Lynch
Capital Services, semi-annual
payment of 6.99%, and a quarterly
receipt 3 month LIBOR                       12/21/15         19,000       (1,468)

Total Return Swap with Morgan
Stanley Capital Services on TRACERS
with payment of 1-month LIBOR
plus 25 bps                                 12/05/02         27,200          333





                       See notes to financial statements.

JPMORGAN BOND FUND II
PORTFOLIO OF INVESTMENTS

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--75.3%
--------------------------------------------------------------------------------
                U.S. TREASURY SECURITIES--19.6%
                U.S. Treasury Notes & Bonds,
$   23,155       2.88%, 06/30/04 @ +                                 $    23,481
    45,505       3.25%, 08/15/07 +                                        45,590
    60,120       4.38%, 05/15/07                                          63,310
    10,275       4.38%, 08/15/12 +                                        10,470
    19,240       4.88%, 02/15/12 +                                        20,375
     6,415       5.38%, 02/15/31 +                                         6,842
     1,500       8.00%, 11/15/21 +                                         2,046
                ----------------------------------------------------------------
                Total U.S. Treasury Securities                           172,114
                (Cost $170,614)
                ----------------------------------------------------------------

                U.S. GOVERNMENT AGENCY SECURITIES--1.9%
     7,025      Federal Home Loan Mortgage Corp., 4.25%,
                 06/15/05 +                                                7,306
     7,500      Federal National Mortgage Association, 7.13%,
                 01/15/30 +                                                9,079
                ----------------------------------------------------------------
                Total U.S. Government Agency Securities                   16,385
                (Cost $15,541)
                ----------------------------------------------------------------

                FOREIGN GOVERNMENT SECURITIES--0.8%
     4,150      Province of Quebec (Canada), 7.50%, 09/15/29 +             5,165
                United Mexican States (Mexico),
       550       8.13%, 12/30/19 +                                           544
       825       11.38%, 09/15/16 +                                        1,042
       550       MTN, 8.30%, 08/15/31 +                                      543
                ----------------------------------------------------------------
                Total Foreign Government Securities                        7,294
                (Cost $6,182)
                ----------------------------------------------------------------

                CORPORATE NOTES & BONDS--17.0%
                Aerospace--0.3%
       270      Northrop Grumman Corp., 7.75%, 02/15/31 +                    306
       570      Raytheon Co., 6.55%, 03/15/10 +                              590
     1,210      United Technologies Corp., 6.10%, 05/15/12 +               1,298
                                                                     -----------
                                                                           2,194

                Automotive--1.4%
                DaimlerChrysler N.A. Holdings Corp.,
     1,160       7.75%, 01/18/11 +                                         1,269
       250       8.50%, 01/18/31 +                                           290
     6,105      Ford Motor Credit Co., 7.38%, 02/01/11 +                   5,951
                General Motors Acceptance Corp.,
     3,700       7.25%, 03/02/11 +                                         3,812
     1,065       8.00%, 11/01/31 +                                         1,104
                                                                     -----------
                                                                          12,426

                Banking--2.7%
     1,250      Abbey National Capital Trust I, FRN, 8.96%, 12/31/49 +     1,515
     3,000      Bank of America Corp., 7.40%, 01/15/11 +                   3,454
     1,475      Bank One Corp., 5.90%, 11/15/11 +                          1,560

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS --CONTINUED
--------------------------------------------------------------------------------
                Banking --Continued
$    2,175      Barclays Bank PLC (United Kingdom), FRN, #,
                 8.55%, 12/31/49 +                                   $     2,597
     2,650      First Union National Bank, 7.80%, 08/18/10 +               3,110
     2,895      Manufacturers & Traders Trust Co., 8.00%, 10/01/10 +       3,354
       925      National Australia Bank LTD (Australia) (Yankee),
                 Ser. A, 8.60%, 05/19/10 +                                 1,130
       460      National City Bank, 6.20%, 12/15/11 +                        492
     1,880      Royal Bank of Scotland Group PLC (United
                 Kingdom), FRN, 7.65%, 12/31/49 +                          2,125
       475      Standard Chartered Bank (United Kingdom), #,
                 8.00%, 05/30/31 +                                           508
     1,145      SunTrust Banks, Inc., 6.38%, 04/01/11 +                    1,255
       915      U.S. Bank N.A., 6.38%, 08/01/11 +                            997
     1,110      Wells Fargo Bank N.A., 6.45%, 02/01/11 +                   1,211
                                                                     -----------
                                                                          23,308
                Broadcasting/Cable--0.2%
       585      Comcast Cable Communications, Inc., 6.75%,
                 01/30/11 +                                                  540
     1,135      Cox Communications, Inc., 6.75%, 03/15/11 +                1,083
                                                                     -----------
                                                                           1,623
                Diversified--0.5%
                General Electric Capital Corp.,
     3,385       Ser. A, MTN, 5.88%, 02/15/12 +                            3,542
       490       Ser. A, MTN, 6.75%, 03/15/32 +                              522
                                                                     -----------
                                                                           4,064
                Financial Services--3.5%
     2,405      CIT Group, Inc., 6.50%, 02/07/06 +                         2,415
                Citigroup, Inc.,
     3,140       6.50%, 01/18/11 +                                         3,401
        25       7.25%, 10/01/10 +                                            28
     1,090      Countrywide Home Loans, Inc., Ser. K, MTN, 5.63%,
                 05/15/07                                                  1,126
                Credit Suisse First Boston USA, Inc.,
       385       6.13%, 11/15/11 +                                           389
       545       6.50%, 01/15/12 +                                           561
                Goldman Sachs Group, Inc.,
     1,310       5.70%, 09/01/12 +                                         1,308
       960       6.60%, 01/15/12 +                                         1,028
                Household Finance Corp.,
     1,220       7.00%, 05/15/12 +                                         1,242
     1,145       7.88%, 03/01/07 +                                         1,242
     2,220      ING Capital Funding Trust III, 8.44%, 09/30/49 +           2,548
       770      Lehman Brothers Holdings, Inc., 6.63%, 01/18/12 +            821
                Morgan Stanley Dean Witter & Co.,
     1,870       5.80%, 04/01/07 +                                         1,972
       560       6.60%, 04/01/12 +                                           596
       520       6.75%, 04/15/11 +                                           558
       965      Pemex Project Funding Master Trust (Mexico), 8.50%,
                 02/15/08 +                                                  999
       685      Prudential Holdings LLC, #, 8.70%, 12/18/23 +                766

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Financial Services--Continued
                Targeted Return Index (TRAINS),
$    1,704       Ser. 2002-5, FRN, #, 5.89%, 01/25/07 +              $     1,783
     3,292       Ser. 2002-10, FRN, #, 6.85%, 01/15/12 +                   3,562
     2,280      UBS Preferred Funding Trust I, FRN, 8.62%,
                 10/29/49 +                                                2,694
     1,050      Washington Mutual Bank FA, 6.88%, 06/15/11 +               1,147
                                                                     -----------
                                                                          30,186
                Food/Beverage Products--0.3%
       170      Ahold Finance USA, Inc., 6.88%, 05/01/29 +                   158
       595      ConAgra Foods, Inc., 6.75%, 09/15/11 +                       652
     1,030      Kellogg Co., Ser. B, 6.60%, 04/01/11 +                     1,130
       695      Kraft Foods, Inc., 6.25%, 06/01/12 +                         756
                                                                     -----------
                                                                           2,696
                Health Care/Health Care Services--0.1%
       800      Tenet Healthcare Corp., 6.38%, 12/01/11 +                    837

                Insurance--0.6%
     1,000      AIG SunAmerica Global Financing IX, #, 6.90%,
                 03/15/32 +                                                1,086
     1,095      AXA (France), 8.60%, 12/15/30 +                            1,202
     1,340      Metlife, Inc., 6.13%, 12/01/11 +                           1,383
                Nationwide Financial Services,
       635       5.90%, 07/01/12 +                                           647
       305       6.25%, 11/15/11 +                                           317
       545      UnumProvident Corp., 7.38%, 06/15/32 +                       523
                                                                     -----------
                                                                           5,158
                Manufacturing--0.1%
     1,110      Honeywell International, Inc., 6.13%, 11/01/11 +           1,176

                Multi-Media--0.3%
     1,335      AOL Time Warner, Inc., 7.63%, 04/15/31 +                   1,088
       445      News America Holdings, Inc., 8.25%, 08/10/18 +               440
       600      News America, Inc., 7.25%, 05/18/18 +                        545
       775      Time Warner Entertainment Co. LP, 8.38%,
                 03/15/23 +                                                  705
                                                                     -----------
                                                                           2,778
                Oil & Gas--1.1%
       300      Alberta Energy Co., LTD (Canada) (Yankee), 7.38%,
                 11/01/31 +                                                  341
       940      Amerada Hess Corp., 7.88%, 10/01/29 +                      1,098
       425      Anadarko Finance Co., Ser. B, 6.75%, 05/01/11 +              468
     1,110      Anadarko Petroleum Corp., 6.13%, 03/15/12 +                1,176
       990      Conoco Funding Co., 7.25%, 10/15/31 +                      1,135
       395      Devon Financing Corp. ULC, 7.88%, 09/30/31 +                 456
     1,185      Lasmo USA, Inc., 7.30%, 11/15/27 +                         1,363
       805      Occidental Petroleum Corp., 6.75%, 01/15/12 +                885
     1,205      Transocean, Inc., 7.50%, 04/15/31 +                        1,346

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Oil & Gas--Continued
                Valero Energy Corp.,
$    1,125       6.88%, 04/15/12 +                                   $     1,199
        35       8.38%, 06/15/05 +                                            39
                                                                     -----------
                                                                           9,506
                Paper/Forest Products--0.2%
       615      International Paper Co., 6.75%, 09/01/11 +                   664
       100      MeadWestvaco Corp., 6.85%, 04/01/12 +                        107
       140      Westvaco Corp., 8.20%, 01/15/30 +                            163
     1,100      Weyerhaeuser Co., #, 6.75%, 03/15/12 +                     1,163
                                                                     -----------
                                                                           2,097
                Pipelines--0.3%
       695      Duke Energy Field Services LLC, 7.88%, 08/16/10 +            728
       820      Kinder Morgan, Inc., #, 6.50%, 09/01/12 +                    827
     1,090      Sonat, Inc., 7.63%, 07/15/11 +                               927
       420      TransCanada Pipelines LTD (Canada) (Yankee),
                 8.63%, 05/15/12 +                                           517
                                                                     -----------
                                                                           2,999
                Retailing--0.4%
       505      Albertson's, Inc., 7.50%, 02/15/11 +                         582
       260      Federated Department Stores, Inc., 6.63%, 04/01/11 +         278
       645      Kroger Co., 6.80%, 04/01/11 +                                698
       815      Lowe's Companies, Inc., 6.88%, 02/15/28 +                    892
     1,380      Safeway, Inc., 6.50%, 03/01/11 +                           1,492
                                                                     -----------
                                                                           3,942
                Shipping/Transportation--0.7%
     1,505      Burlington Northern Santa Fe Corp., 6.75%, 07/15/11 +      1,662
       910      CSX Corp., 6.30%, 03/15/12 +                                 975
     1,010      Norfolk Southern Corp., 7.25%, 02/15/31 +                  1,134
     2,290      Union Pacific Corp., 6.65%, 01/15/11 +                     2,518
                                                                     -----------
                                                                           6,289
                Telecommunications--2.0%
       990      AT&T Corp., FRN, 7.30%, 11/15/11 +                           935
                AT&T Wireless Services, Inc.,
     1,225       7.88%, 03/01/11 +                                         1,043
       240       8.75%, 03/01/31 +                                           185
     1,010      BellSouth Capital Funding, 7.88%, 02/15/30 +               1,139
     1,405      British Telecom PLC (United Kingdom), SUB, 8.87%,
                 12/15/30 +                                                1,633
       860      Cingular Wireless, #, 6.50%, 12/15/11 +                      801
       645      Deutsche Telekom International Finance BV (The
                 Netherlands), SUB, 8.75%, 06/15/30 +                        688
       415      France Telecom (France), SUB, 8.25%, 03/01/11 +              443
     1,055      SBC Communications, Inc., 5.88%, 08/15/12 +                1,066
                Sprint Capital Corp.,
     1,660       7.63%, 01/30/11 +                                         1,394
       840       8.75%, 03/15/32 +                                           655
                TCI Communications, Inc.,
     1,132       7.13%, 02/15/28 +                                           883
       475       7.88%, 02/15/26 +                                           442

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Telecommunications--Continued
                Verizon Global Funding Corp.,
$      620       7.38%, 09/01/12 +                                   $       615
     1,340       7.75%, 12/01/30 +                                         1,283
     2,245      Verizon New York, Inc., Ser. A, 6.88%, 04/01/12 +          2,283
     1,985      Vodafone Group PLC (United Kingdom), 7.75%,
                 02/15/10 +                                                2,193
                Worldcom, Inc.,
         1       7.50%, 05/15/11 (d) + *                                       0^^
         0^^     8.00%, 05/15/06 (d) + *                                       0^^
                                                                     -----------
                                                                          17,681
                Utilities--2.3%
     7,250      CilCorp, Inc., 8.70%, 10/15/09 +                           7,273
     1,215      Consolidated Edison Co. of New York, Ser. 2002-A,
                 5.63%, 07/01/12 +                                         1,238
     1,290      Constellation Energy Group, Inc., 7.00%, 04/01/12 +        1,360
     1,730      Dominion Resources, Inc., Ser. A, 8.13%, 06/15/10 +        1,969
       620      MidAmerican Energy Holdings Co., 6.75%, 12/30/31 +           621
                National Rural Utilities Cooperative Finance Corp.,
       500       6.00%, 05/15/06 +                                           522
     1,335       Ser. C, MTN, 7.25%, 03/01/12 +                            1,446
       765      NiSource Finance Corp., 7.88%, 11/15/10 +                    753
       725      Oncor Electric Delivery Co., #, 6.38%, 05/01/12 +            767
       765      Pacificorp., 7.70%, 11/15/31 +                               909
     1,460      Progress Energy, Inc., 6.85%, 04/15/12 +                   1,551
       885      PSEG Power LLC, 7.75%, 04/15/11 +                            872
       680      TXU Corp., Ser. J, 6.38%, 06/15/06 +                         663
                                                                     -----------
                                                                          19,944
                ----------------------------------------------------------------
                Total Corporate Notes & Bonds                            148,904
                (Cost $144,393)
                ----------------------------------------------------------------
                RESIDENTIAL MORTGAGE BACKED SECURITIES--24.6%
                Collateralized Mortgage Obligations--2.1%
       790      Federal Home Loan Mortgage Corp., Ser. 205,
                 Class IO, 7.00%, 09/01/29 +                                 114
     7,700      Federal National Mortgage Association, Ser.
                 2001-31, Class TC, 6.00%, 01/25/26 +                      7,967
    10,363      Norwest Asset Securities Corp., Ser. 1998-24,
                 Class A2, 6.75%, 10/25/28 +                              10,501
                                                                     -----------
                                                                          18,582
                Mortgage Backed Pass-Through Securities--22.5%
                Federal Home Loan Mortgage Corp.,
     6,750       Gold Pool, TBA, 6.00%, 09/15/17                           6,978
     1,500       Gold Pool, TBA, 6.00%, 09/15/32                           1,531
                Federal National Mortgage Association,
         2       Pool 490445, 6.00%, 03/01/29 +                                2
         3       Pool 503599, 6.50%, 06/01/29 +                                3
         2       Pool 523193, 7.50%, 11/01/29 +                                2
       376       Pool 568065, 6.50%, 06/01/31 +                              389
    11,000       TBA, 6.00%, 09/25/17                                     11,371
    76,695       TBA, 6.00%, 09/25/32                                     78,206
    17,074       TBA, 6.50%, 09/25/32                                     17,629
    46,275       TBA, 7.00%, 09/25/32                                     48,199

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Mortgage Backed Pass-Through Securities--Continued
$   31,500      Government National Mortgage Association, TBA,
                 6.50%, 09/15/32                                     $    32,662
                                                                     -----------
                                                                         196,972
                ----------------------------------------------------------------
                Total Residential Mortgage Backed Securities             215,554
                (Cost $214,116)
                ----------------------------------------------------------------

                COMMERCIAL MORTGAGE BACKED SECURITIES--3.3%
     4,520      Bear Stearns Commercial Mortgage Securities,
                 Ser. 2001-TOP2, Class A2, 6.48%, 02/15/35 +               4,986
                Credit Suisse First Boston Mortgage Securities Corp.,
    10,660       Ser. 2001-CF2, Class A4, 6.51%, 02/15/34 +               11,739
     5,000       Ser. 2002-CKN2, Class A3, 6.13%, 04/15/37 +               5,372
     4,400      LB-UBS Commercial Mortgage Trust, Ser. 2001-C2,
                 Class A2, 6.65%, 11/15/27 +                               4,894
     1,795      Morgan Stanley Dean Witter Capital I,
                 Ser. 2002-TOP7, Class A2, 5.98%, 01/15/39 +               1,924
                ----------------------------------------------------------------
                Total Commercial Mortgage Backed Securities               28,915
                (Cost $26,504)
                ----------------------------------------------------------------

                ASSET BACKED SECURITIES--8.1%
     5,920      AmeriCredit Automobile Receivables Trust,
                 Ser. 2001-B, Class A4, 5.37%, 06/12/08 +                  6,210
    11,250      Citibank Credit Card Issuance Trust, Ser. 2000-A3,
                 Class A3, 6.88%, 11/16/09 +                              12,688
    13,000      Discover Card Master Trust I, Ser. 2001-5, Class A,
                 5.30%, 11/16/06 +                                        13,570
                Ford Credit Auto Owner Trust,
     6,705       Ser. 2001-C, Class A4, 4.83%, 02/15/05 +                  6,837
     3,890       Ser. 2001-C, Class A5, 5.25%, 09/15/05 +                  4,067
                MBNA Master Credit Card Trust USA,
     9,900       Ser. 1999-M, Class B, 6.80%, 04/16/07 +                  10,646
     9,980       Ser. 2001-A1, Class A1, 5.75%, 10/15/08 +                10,778
     6,131      Residential Funding Mortgage Securities II,
                 Ser. 2000-HI1, Class AI4, 7.79%, 01/25/14 +               6,169
                ----------------------------------------------------------------
                Total Asset Backed Securities                             70,965
                (Cost $66,732)
--------------------------------------------------------------------------------
                Total Long-Term Investments                              660,131
                (Cost $644,082)
--------------------------------------------------------------------------------
      Short-Term Investments--24.7%
--------------------------------------------------------------------------------

                COMMERCIAL PAPER--15.9%
    13,900      Allied Irish Banks PLC (United Kingdom), 1.78%,
                 10/16/02 +                                               13,871
    14,000      Banque ET Caisse D'Epargne De L'Etat
                 (Luxembourg), 1.76%, 09/10/02 +                          13,994

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      SHORT-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
$   13,900      Blue Ridge Asset Funding Corp., 1.77%, 09/19/02 +    $    13,888
    13,900      CXC, Inc., 1.77%, 09/03/02 +                              13,898
    13,900      Hamburgische Landesbank (Germany), 1.79%,
                 09/03/02 +                                               13,898
    13,900      Montauk Funding Corp., 1.78%, 09/17/02 +                  13,888
    13,900      Natexis Banques Populaires (France), 1.77%,
                 09/17/02 +                                               13,889
    13,900      Nordea North America (Sweden), 1.76%, 09/25/02 +          13,882
    13,900      UBS Finance LLC (Delaware), 1.76%, 09/18/02 +             13,888
    13,900      Windmill Funding Corp., 1.77%, 10/03/02 +                 13,879
                ----------------------------------------------------------------
                Total Commercial Paper                                   138,975
                (Cost $138,976)
                ----------------------------------------------------------------
    SHARES

                MONEY MARKET FUND--8.8%
    77,173      JPMorgan Prime Money Market Fund (a) +                    77,173
                (Cost $77,173)
--------------------------------------------------------------------------------
                Total Short-Term Investments                             216,148
                (Cost $216,149)
--------------------------------------------------------------------------------
                Total Investments--100.0%                              $876,279
                (Cost $860,231)
--------------------------------------------------------------------------------

FUTURES CONTRACTS
-----------------------------------------------------------------------------------
                                                         NOTIONAL      UNREALIZED
  NUMBER                                                 VALUE AT     APPRECIATION/
    OF                                 EXPIRATION         8/31/02    (DEPRECIATION)
 CONTRACTS  DESCRIPTION                   DATE             (USD)          (USD)
-----------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
    568     2 Year Treasury Notes     December, 2002    $120,815         $ 297
    287     Treasury Bonds            December, 2002      31,480           357

            SHORT FUTURES OUTSTANDING
   (843)    5 Year Treasury Notes     December, 2002     (93,718)         (528)
   (320)    10 Year Treasury Notes    December, 2002     (35,770)         (249)

                       See notes to financial statements.

JPMORGAN ENHANCED INCOME FUND
PORTFOLIO OF INVESTMENTS

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--69.5%
--------------------------------------------------------------------------------
                U.S. TREASURY SECURITIES--10.9%
                U.S. Treasury Notes & Bonds,
   $17,800       3.00%, 11/30/03 @                                      $ 18,067
     3,500       3.25%, 05/31/04                                           3,573
    10,700       4.38%, 05/15/07                                          11,268
                ----------------------------------------------------------------
                Total U.S. Treasury Securities                            32,908
                (Cost $32,545)
                ----------------------------------------------------------------

                U.S. GOVERNMENT AGENCY SECURITIES--3.7%
                Federal Home Loan Mortgage Corp.,
     4,100       3.88%, 06/27/05                                           4,146
     2,600       4.50%, 07/23/07                                           2,663
                Federal National Mortgage Association,
     2,500       3.40%, 11/15/04                                           2,506
     2,000       FRN, 1.64%, 06/09/03                                      2,000
                ----------------------------------------------------------------
                Total U.S. Government Agency Securities                   11,315
                (Cost $11,194)
                ----------------------------------------------------------------

                CORPORATE NOTES & BONDS--15.1%
                Structured Notes--1.9%
     4,300      Restructured Asset Securities with Enhanced
                 Returns (RACERS), Ser. 2002-23, Class C, FRN, #,
                 3.28%, 09/03/02                                           4,300
     1,600      Special Purpose Accounts Receivable Cooperative
                 Corp. (SPARCS), Ser. 2002-6, FRN, #, 2.66%,
                 05/23/04                                                  1,586
                                                                     -----------
                                                                           5,886
                Banking--6.0%
                Bank of America Corp.,
     1,300       5.25%, 02/01/07                                           1,374
     3,000       MTN, FRN, 2.03%, 08/26/05                                 3,000
     1,000       Ser. F, MTN, FRN, 2.27%, 12/23/04                         1,000
     1,000      Bank One N.A., FRN, 1.97%, 09/17/03                          999
     3,000      Bayerische Landesbank Girozentrale (Yankee),               3,136
                 5.00%, 07/20/04
     1,500      National City Bank, FRN, 1.77%, 11/14/03                   1,497
     2,600      Northern Rock PLC (United Kingdom), MTN, FRN, #,
                 1.98%, 03/18/04                                           2,599
                Wells Fargo Bank, N.A.,
     1,300       5.13%, 02/15/07                                           1,367
     3,000       7.20%, 05/01/03                                           3,099
                                                                     -----------
                                                                          18,071
                Diversified--1.4%
                General Electric Capital Corp.,
     2,000       Ser. A, MTN, 6.81%, 11/03/03                              2,101
     2,000       Ser. A, MTN, 7.50%, 06/05/03                              2,077
                                                                     -----------
                                                                           4,178

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Financial Services--5.4%
                American Express Credit Corp.,
   $ 2,550       Ser. B, MTN, FRN, 1.82%, 10/10/03                   $     2,549
     1,000       Ser. B, MTN, FRN, 1.84%, 12/17/03                         1,000
                CIT Group, Inc.,
     1,820       5.63%, 05/17/04                                           1,839
       300       7.13%, 10/15/04                                             309
       400       MTN, FRN, 2.31%, 04/07/03                                   399
     1,100       MTN, FRN, 3.32%, 03/01/04                                 1,100
     1,500      Citigroup, Inc., FRN, 1.90%, 05/30/03                      1,499
     2,700      Deutsche Bank Financial, Inc., MTN, FRN, 1.81%,
                 02/25/04                                                  2,699
       700      Merrill Lynch and Co., Inc., Ser. B, MTN, FRN, 2.08%,
                 03/08/04                                                    698
                Monumental Global Funding II,
     1,000       #, 5.20%, 01/30/07                                          985
       400       FRN, #, 2.12%, 09/26/03                                     400
       640      Nationwide Building Society (United Kingdom), MTN,
                 FRN, #, 1.78%, 02/14/03 +                                   640
       800      Nationwide Life Global Funding I, FRN, #, 1.99%,
                 02/15/05                                                    799
     1,300      Salomon Smith Barney Holdings, Inc., Ser. H, MTN,
                 FRN, 2.08%, 04/28/03                                      1,302
                                                                     -----------
                                                                          16,218
                Paper/Forest Products--0.2%
       700      Weyerhaeuser Co., FRN, #, 3.01%, 09/15/03                    700

                Utilities--0.2%
       700      Mississippi Power Co., Ser. D, FRN, 1.99%,
                 03/12/04                                                    700
                ----------------------------------------------------------------
                Total Corporate Notes & Bonds                             45,753
                (Cost $45,580)
                ----------------------------------------------------------------
                RESIDENTIAL MORTGAGE BACKED SECURITIES--21.9%

                Collateralized Mortgage Obligations--20.6%
     4,859      Bank of America Mortgage Securities, Ser. 2001-5,
                 Class A3, 6.75%, 05/25/31                                 4,925
     3,678      Citicorp Mortgage Securities, Inc., Ser. 1999-1,
                 Class A1, 6.50%, 03/25/29                                 3,735
       144      Countrywide Home Loans, Inc., Ser. 1998-18,
                 Class 1A12, 6.50%, 11/25/28                                 145
                Federal Home Loan Mortgage Corp.,
       912       Ser. 1769, Class A, 6.50%, 05/15/08                         926
       303       Ser. 1934, Class J, 6.95%, 06/17/24                         305
       972       Ser. 2004, Class C, 6.50%, 12/15/23                         980
     1,751       Ser. 2263, Class A, 7.00%, 11/15/24                       1,769
     1,849       Ser. 2265, Class A, 7.00%, 06/15/25                       1,858

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS --CONTINUED
--------------------------------------------------------------------------------
                Collateralized Mortgage Obligations--Continued
                Federal National Mortgage Association,
    $  611       Ser. 1996-57, Class D, 7.00%, 10/25/24              $       615
     4,610       Ser. 1998-58, Class PT, 5.57%, 11/18/22                   4,658
     1,050       Ser. 1999-59, Class A, 7.00%, 04/25/26                    1,069
     1,951       Ser. 2000-38, Class D, 7.00%, 01/25/25                    1,960
     2,064       Ser. 2002-36, Class FS, 2.31%, 06/25/32                   2,071
     3,141       Ser. 2002-36, Class FT, 2.31%, 06/25/32                   3,151
     2,050       Ser. 2002-W4, Class A1, 4.50%, 05/25/42                   2,059
     3,511       Ser. 2002-W6, Class 1A1, 3.09%, 12/25/28                  3,515
       915      GE Capital Mortgage Services, Inc., Ser. 1998-20,
                 Class A1, 6.50%, 11/25/28                                   928
                Government National Mortgage Association,
     4,023       Ser. 2001-39, Class AD, 6.38%, 12/20/27                   4,131
     1,656       Ser. 2002-21, Class FD, FRN, 2.28%, 03/16/32              1,656
     2,144       Ser. 2002-24, Class FA, FRN, 2.28%, 04/16/32              2,147
     3,225       Ser. 2002-27, Class FA, 2.28%, 05/16/32                   3,234
       658      GSR Mortgage Loan Trust, Ser. 2002-1, Class A2A,
                 FRN, 3.29%, 03/25/32                                        656
                Norwest Asset Securities Corp.,
       852       Ser. 1996-7, Class A3, 7.50%, 11/25/11                      863
     1,190       Ser. 1999-4, Class A1, 6.50%, 03/26/29                    1,217
       491       Ser. 1999-9, Class A2, 6.50%, 04/25/29                      497
     3,390      PNC Mortgage Securities Corp., Ser. 1998-11,
                 Class 1A7, 6.50%, 11/25/28                                3,479
     1,419      Residential Asset Securitization Trust, Ser. 2001-A1,
                 Class 1A2, 5.82%, 08/25/25                                1,436
                Residential Funding Mortgage Securities I,
       106       Ser. 1998-S24, Class A1, 6.50%, 10/25/28                    106
     2,460       Ser. 1999-S7, Class A7, 6.50%, 03/25/29                   2,511
     2,623       Ser. 1999-S9, Class A1, 6.75%, 04/25/29                   2,689
     1,774      Structured Asset Securities Corp., Ser. 2001-13,
                 Class 1A8, FRN, 2.36%, 11/25/31                           1,780
     1,500      Wells Fargo Mortgage Backed Securities Trust,
                 Ser. 2001-15, Class 2A2, 6.75%, 07/25/31                  1,527
                                                                     -----------
                                                                          62,598

                Mortgage Backed Pass-Through Securities--1.3%
                Federal National Mortgage Association,
     2,000       TBA, 6.00%, 09/25/32                                      2,039
     2,000       TBA, 7.00%, 09/25/32                                      2,084
                                                                     -----------
                                                                           4,123
                ----------------------------------------------------------------
                Total Residential Mortgage Backed Securities              66,721
                (Cost $66,858)
                ----------------------------------------------------------------

                COMMERCIAL MORTGAGE BACKED SECURITIES--0.7%
     2,000      Calwest Industrial Trust, Ser. 2002-CALW,
                 Class AFL, FRN, #, 2.16%, 02/15/12                        2,000
                (Cost $2,000)

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                ASSET BACKED SECURITIES--17.2%
                American Express Credit Account Master Trust,
   $ 1,000       Ser. 2001-1, Class A, FRN, 1.92%, 09/15/08          $     1,002
     1,550       Ser. 2002-1, Class A, FRN, 1.89%, 09/15/09                1,548
     1,000       Ser. 2002-2, Class A, FRN, 1.89%, 11/16/09                1,000
     1,190      American Express Master Trust, Ser. 2002-1,
                 Class A, FRN, 1.85%, 12/15/05                             1,202
                AmeriCredit Automobile Receivables Trust,
     2,300       Ser. 2002-A, Class A3, FRN, 2.00%, 10/12/06               2,302
     3,600       Ser. 2002-C, Class A3, FRN, 1.99%, 04/12/07               3,574
     1,700      Capital One Master Trust, Ser. 2000-5, Class A, FRN,
                 1.88%, 8/15/06                                            1,701
     2,250      Carco Auto Loan Master Trust, Ser. 2001-A, Class A,
                 FRN, 1.85%, 11/15/06                                      2,250
       650      Citibank Credit Card Issuance Trust, Ser. 2002-A2,
                 Class A2, FRN, 1.78%, 02/15/07                              650
       940      Countrywide Asset-Backed Certificates, Ser. 2002-1,
                 Class A, FRN, 2.09%, 09/25/32                               938
     4,159      Countrywide Home Equity Loan Trust, Ser. 2002-D,
                 Class A, FRN, 2.02%, 08/15/28                             4,148
     3,430      Discover Card Master Trust I, Ser. 2000-5, Class A,
                 FRN, 1.96%, 11/15/07                                      3,439
     1,371      EQCC Trust, Ser. 2002-1, Class 2A, FRN,
                 2.11%, 11/25/31                                           1,371
                First USA Credit Card Master Trust,
     1,000       Ser. 1996-8, Class A, FRN, 1.90%, 09/10/06                1,001
     1,100       Ser. 2001-2, Class A, FRN, 1.88%, 11/20/06                1,101
     1,800      Ford Credit Auto Owner Trust, Ser. 2002-A,
                 Class A3B, FRN, 1.90%, 01/15/06                           1,801
     1,694      Household Home Equity Loan Trust, Ser. 2002-2,
                 Class A, FRN, 2.10%, 04/20/32                             1,692
     3,500      MBNA Master Credit Card Trust USA, Ser. 1998-G,
                 Class A, FRN, 1.91%, 02/17/09                             3,501
                Option One Mortgage Loan Trust,
     1,879       Ser. 2002-1, Class A, FRN, 2.10%, 02/25/32                1,879
       660       Ser. 2002-2, Class A, FRN, 2.08%, 06/25/32                  660
       684       Ser. 2002-3, Class A2, FRN, 2.08%, 08/25/32                 684
     3,970      Residential Asset Securities Corp., Ser. 2002-1,
                 Class AIIB, FRN, 2.06%, 07/25/32                          3,958
     2,300      Sears Credit Account Master Trust, Ser. 2002-1,
                 Class A, FRN, 1.88%, 02/18/09                             2,295
     2,174      SLM Student Loan Trust, Ser. 2002-1, Class A1,
                 FRN, 1.88%, 10/25/10                                      2,174
     2,200      Standard Credit Card Master Trust, Ser. 1993-2,
                 Class A, 5.95%, 10/07/04                                  2,280
     1,400      Superior Wholesale inventory Financing Trust,
                 Ser. 2001-C7, Class A, FRN, 1.86%, 06/15/06               1,401

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
$ 2,600         WFS Financial Owner Trust, Ser. 2001-C, Class A3,
                 FRN, 2.02%, 03/20/06                                $     2,597
                ----------------------------------------------------------------
                Total Asset Backed Securities                             52,149
                (Cost $52,202)
--------------------------------------------------------------------------------
                Total Long-Term Investments                              210,846
                (Cost $210,379)
--------------------------------------------------------------------------------
      Short-Term Investments--30.5%
--------------------------------------------------------------------------------

                COMMERCIAL PAPER--10.6%
       850      AOL Time Warner, Inc., 2.32%, 10/01/02 +                     848
     3,000      Banque Generale du Luxembourg SA (Luxembourg),
                 1.98%, 11/01/02 +                                         2,991
     3,000      Bavaria Universal Funding Co., 2.25%, 09/19/02 +           2,997
                Burlington Northern Santa Fe Corp.,
       705       1.90%, 09/10/02                                             704
       555       1.90%, 09/13/02                                             555
                Conoco, Inc.
       375       1.92%, 09/26/02 +                                           374
       530       2.00%, 09/04/02 +                                           530
     3,000      DaimlerChrysler N.A. Holding Corp., 2.01%, 09/26/02 +      2,997
     2,500      Elsevier Finance SA (France), 1.95%, 09/05/02 +            2,499
       500      Ford Motor Credit Co., 1.90%, 09/30/02 +                     499
                General Mills, Inc.,
     1,100       1.92%, 09/06/02 +                                         1,100
       480       1.95%, 09/20/02 +                                           479
     1,300       2.04%, 09/17/02 +                                         1,299
     2,500      General Motors Acceptance Corp., 1.98%, 09/04/02           2,499
     3,750      Greyhawk Funding LLC, 2.13%, 10/02/02 +                    3,745
     2,200      Kingdom of Norway (Norway), 1.87%, 12/05/02 +              2,190
     3,000      Province of Quebec (Canada), 1.97%, 11/19/02 +             2,989
       250      Reed Elsevier Group PLC (United Kingdom), 2.15%,
                 09/16/02 +                                                  250
     1,100      Safeco Life Insurance Co., 1.94%, 09/04/02 +               1,100
     1,500      Sears Roebuck Acceptance Corp., 2.06%, 09/24/02 +          1,498
                ----------------------------------------------------------------
                Total Commercial Paper                                    32,143
                (Cost $32,138)
                ----------------------------------------------------------------

                CERTIFICATES OF DEPOSIT--6.0%
     2,000      Bank of Scotland (United Kingdom) (Yankee), 2.62%,
                 04/04/03 +                                                2,010
     4,000      Credit Agricole Indosuez SA (France) (Yankee),
                 2.72%, 04/15/03 +                                         4,023
     3,000      Dresdner Bank AG (Yankee), 2.55%, 05/12/03 +               3,015
     2,500      Landesbank-Baden-Wurttemberg (Yankee), Floating
                 Rate, 1.82%, 12/20/02                                     2,499
     2,900      Nordea Bank Finland PLC (Yankee), Floating Rate,
                 1.73%, 11/25/02                                           2,895

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      SHORT-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
   $ 1,000      Royal Bank of Scotland Group PLC (United Kingdom)
                 (Yankee), 2.81%, 04/09/03 +                         $     1,006
     1,600      SunTrust Banks, Inc., Floating Rate, 1.82%,
                 05/23/03                                                  1,604
     1,000      Washington Mutual Bank FA, Floating Rate, 2.06%,
                 11/18/02                                                  1,001
                ----------------------------------------------------------------
                Total Certificates of Deposit                             18,053
                (Cost $17,992)
                ----------------------------------------------------------------

    SHARES

                MONEY MARKET FUND--13.9%
    42,016      JPMorgan Prime Money Market Fund (a) +                    42,016
                (Cost $42,016)
--------------------------------------------------------------------------------
                Total Short-Term Investments                              92,212
                (Cost $92,146)
--------------------------------------------------------------------------------
                Total Investments--100.0%                               $303,058
                (Cost $302,525)
--------------------------------------------------------------------------------


FUTURES CONTRACTS
-----------------------------------------------------------------------------------
                                                           NOTIONAL    UNREALIZED
  NUMBER                                                   VALUE AT   APPRECIATION/
    OF                                     EXPIRATION       8/31/02  (DEPRECIATION)
 CONTRACTS  DESCRIPTION                       DATE           (USD)        (USD)
-----------------------------------------------------------------------------------
            SHORT FUTURES OUTSTANDING
    (75)    2 Year Treasury Notes       December, 2002    $(15,953)       $ (29)
   (192)    5 Year Treasury Notes       December, 2002     (21,345)        (122)

                       See notes to financial statements.

  JPMORGAN FLEMING EMERGING
     MARKETS DEBT FUND
  PORTFOLIO OF INVESTMENTS

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--96.6%
--------------------------------------------------------------------------------
                U.S. TREASURY SECURITIES--6.3%
                U.S. Treasury Notes & Bonds,
$    2,500       2.25%, 07/31/04 +                                   $     2,507
        50       6.13%, 08/15/29 @                                            57
                ----------------------------------------------------------------
                Total U.S. Treasury Securities                             2,564
                (Cost $2,558)
                ----------------------------------------------------------------

                FOREIGN GOVERNMENT SECURITIES--85.4%
                Argentina--0.9%
                Republic of Argentina,
       514       Ser. 2008, 7.00%, 12/19/08 (d) *                            118
       748       Ser. 2031, 12.00%, 06/19/31 (d) *                           142
       255       Ser. L-GL, FRN, 2.94%, 03/31/23 (d) *                       124
                                                                     -----------
                                                                             384
                Brazil--16.0%
                Banco Nacional de Desenvolvimento Economico e Social,
       300       11.25%, 09/20/05                                            225
       300       FRN, 17.75%, 06/16/08                                       203
                Federal Republic of Brazil,
       825       #, 8.00%, 04/15/14                                          510
     1,182       8.00%, 04/15/14                                             731
       510       8.88%, 04/15/24                                             245
       315       9.63%, 07/15/05                                             246
       320       10.13%, 05/15/27                                            171
       515       11.00%, 01/11/12                                            316
     1,152       11.00%, 08/17/40                                            646
       250       11.25%, 07/26/07                                            174
       250       11.50%, 03/12/08                                            173
       580       11.63%, 04/15/04                                            539
       205       12.25%, 03/06/30                                            119
        34       14.50%, 10/15/09                                             26
       460       FRN, 3.06%, 04/15/24                                        269
     1,124       FRN, 3.13%, 04/15/09                                        686
       315       FRN, 3.13%, 04/15/12                                        155
       221       FRN, 3.18%, 04/15/06                                        173
       330       FRN, 6.00%, 04/15/24                                        199
       215       Ser. L, 8.00%, 04/15/14                                     133
     1,135       Ser. RG, FRN, 3.13%, 04/15/12                               559
                                                                     -----------
                                                                           6,498
                Bulgaria--3.2%
                National Republic of Bulgaria,
       485       #, 2.69%, 07/28/11                                          432
       260       #, 8.25%, 01/15/15                                          267
       667       Ser. A, FRN, 2.69%, 07/28/12                                607
                                                                     -----------
                                                                           1,306

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Colombia--4.3%
                Republic of Colombia,
$       70       7.63%, 02/15/07                                     $        57
        70       9.75%, 04/23/09                                              60
       591       9.75%, 04/09/11                                             576
       235       10.00%, 01/23/12                                            200
       950       MTN, 11.75%, 02/25/20                                       840
                                                                     -----------
                                                                           1,733
                Costa Rica--1.3%
                Republic of Costa Rica,
       350       #, 8.11%, 02/01/12                                          352
       165       10.00%, 08/01/20                                            186
                                                                     -----------
                                                                             538
                Dominican Republic--0.3%
       130      Dominican Republic, 9.50%, 09/27/06                          136
                Ecuador--2.7%
                Republic of Ecuador,
       254       12.00%, 11/15/12                                            146
       275       SUB, #, 6.00%, 08/15/30                                     114
     1,962       SUB, 6.00%, 08/15/30                                        824
                                                                     -----------
                                                                           1,084
                El Salvador--0.7%
       285      Republic of El Salvador, #, 8.25%, 04/10/32                  271

                Lebanon--0.8%
       350      Republic of Lebanon, Ser. E, MTN, 9.88%, 04/24/06            312

                Malaysia--1.1%
       400      Petroliam Nasional BHD, #, 7.75%, 08/15/15                   448

                Mexico--14.7%
       260      Bancomext Trust Division, #, 11.25%, 05/30/06                303
       160      Pemex Master Trust, MTN, #, 7.88%, 02/01/09                  165
       250      Pemex Project Funding Master Trust, 9.13%, 10/13/10          272
                United Mexican States,
       690       7.50%, 01/14/12                                             709
     1,125       8.13%, 12/30/19                                           1,111
       740       8.38%, 01/14/11                                             792
       245       8.63%, 03/12/08                                             269
       300       9.88%, 02/01/10                                             345
       790       11.38%, 09/15/16                                            997
       270       11.50%, 05/15/26                                            348
       500       MTN, 8.30%, 08/15/31                                        494
       150       Ser. XW, 10.38%, 02/17/09                                   176
                                                                     -----------
                                                                           5,981
                Nigeria--0.4%
       250      Central Bank of Nigeria, Ser. WW, SUB, 6.25%, 11/15/20       148
                Pakistan--0.5%
       188      Islamic Republic of Pakistan, #, 10.00%, 12/13/05            193

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Panama--1.6%
                Republic of Panama,
$      175       8.88%, 09/30/27                                     $       165
       309       FRN, 2.75%, 07/17/16                                        213
       338       FRN, 5.00%, 07/17/14                                        277
                                                                     -----------
                                                                             655
                Peru--3.8%
                Republic of Peru,
       436       #, 9.13%, 02/21/12                                          370
       340       9.13%, 02/21/12                                             288
       395       FRN, 4.00%, 03/07/17                                        250
       911       FRN, 4.50%, 03/07/17                                        638
                                                                     -----------
                                                                           1,546
                Philippines--4.0%
                Republic of Philippines,
       645       8.88%, 04/15/08                                             675
       570       9.88%, 01/15/19                                             564
       225       10.63%, 03/16/25                                            234
       170       Ser. B, FRN, 6.50%, 12/01/17                                160
                                                                     -----------
                                                                           1,633
                Poland--0.9%
       343      Republic of Poland, SUB, 6.00%, 10/27/14                     345

                Russia--16.1%
                Russian Federation,
       444       #, 8.25%, 03/31/10                                          439
       100       #, 10.00%, 06/26/07                                         107
     1,155       10.00%, 06/26/07                                          1,232
       900       11.00%, 07/24/18                                            969
        50       12.75%, 06/24/28                                             60
     3,548       SUB, #, 5.00%, 03/31/30                                   2,482
     1,810       SUB, 5.00%, 03/31/30                                      1,266
                                                                     -----------
                                                                           6,555
                South Africa--1.4%
       480      Republic of South Africa, 9.13%, 05/19/09                    551

                Trinidad/Tobago--0.7%
       250      Republic of Trinidad & Tobago, #, 9.75%, 07/01/20            290

                Tunisia--0.3%
       125      Banque Centrale de Tunisie, 7.38%, 04/25/12                  125

                Turkey--3.4%
                Republic of Turkey,
       360       9.88%, 03/19/08                                             338
       180       11.38%, 11/27/06                                            179
       535       11.75%, 06/15/10                                            494
       195       11.88%, 01/15/30                                            170
       210       12.38%, 06/15/09                                            200
                                                                     -----------
                                                                           1,381

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                Ukraine--1.3%
$      498      Republic of Ukraine, 11.00%, 03/15/07                $       515
                Uruguay--1.1%
                Republic of Uruguay,
       480       7.63%, 01/20/12                                             252
       380       7.88%, 07/15/27                                             179
                                                                     -----------
                                                                             431
                Venezuela--3.9%
                Republic of Venezuela,
       570       9.25%, 09/15/27                                             395
       357       Ser. A, FRN, 2.69%, 03/31/07                                286
       119       Ser. B, FRN, 2.69%, 03/31/07                                 95
       786       Ser. DL, FRN, 2.87%, 12/18/07                               621
       250       Ser. W-A, 6.75%, 03/31/20                                   200
                                                                     -----------
                                                                           1,597
                ----------------------------------------------------------------
                Total Foreign Government Securities                       34,656
                (Cost $33,795)
                ----------------------------------------------------------------

                CORPORATE NOTES & BONDS--4.9%
                Argentina--0.1%
       250      Cablevision SA (Yankee), 13.75%, 05/01/09 (d) *               33

                Brazil--0.8%
       250      Globo Comunicacoes e Participacoes SA,
                 10.63%, 12/05/08                                             60
       550      Trikem SA, #, 10.63%, 07/24/07                               248
                                                                     -----------
                                                                             308

                Mexico--2.4%
       200      BBVA Bancomer Capital Trust I, #, 10.50%,
                 02/16/11                                                    216
       210      Grupo Transportacion Ferroviaria Mexicana SA de CV
                 (Yankee), SUB, 11.75%, 06/15/09                             200
       100      Petroleos Mexicanos (Yankee), 9.25%, 03/30/18                105
       120      Sanluis Corp. SA de CV, 8.88%, 03/18/08 (d) *                 34
       400      Telefonos de Mexico SA de CV, 8.25%, 01/26/06                416
                                                                     -----------
                                                                             971

                Russia--0.8%
       320      Mobile Telesystems Finance SA,
                 10.95%, 12/21/04                                            316

                South Korea--0.8%
       290      Woori Financial Group, SUB, 12.75%, 03/01/10                 341
                ----------------------------------------------------------------
                Total Corporate Notes & Bonds                              1,969
                (Cost $2,497)
                ----------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS--CONTINUED
--------------------------------------------------------------------------------
                WARRANTS--0.0% ^
                Mexico--0.0% ^
                United Mexican States (Value Recovery Rights),
       250       Ser. A, FRN, 0.00%, 06/30/03 *                      $         1
       250       Ser. B, FRN, 0.00%, 06/30/04 *                                0^^
       250       Ser. C, FRN, 0.00%, 06/30/05 *                                0^^
       250       Ser. D, FRN, 0.00%, 06/30/06 *                                0^^
       250       Ser. E, FRN, 0.00%, 06/30/07 *                                0^^
                                                                     -----------
                                                                               1
                Nigeria--0.0%
         2      Central Bank of Nigeria, FRN, 0.00%,
                 11/15/20 *                                                    0

                Singapore--0.0%
         0^^    Asia Pulp & Paper Co. LTD, ADR, expires 3/15/05, # *           0

                Venezuela--0.0%
         1      Republic of Venezuela (Oil Obligation), FRN,
                 0.00%, 04/15/20 *                                             0
                ----------------------------------------------------------------
                Total Warrants                                                 1
                (Cost $0)
--------------------------------------------------------------------------------
                Total Long-Term Investments                               39,190
                (Cost $38,850)
--------------------------------------------------------------------------------

      Short-Term Investment--3.4%
--------------------------------------------------------------------------------

                MONEY MARKET FUND--3.4%
     1,378      JPMorgan Prime Money Market Fund (a) +                     1,378
                (Cost $1,378)
--------------------------------------------------------------------------------
                Total Investments--100.0%                            $    40,568
                (Cost $40,228)
--------------------------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

SUMMARY OF INVESTMENTS BY INDUSTRY, AUGUST 31, 2002
--------------------------------------------------------------------------------

INDUSTRY                                              % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Foreign Government Securities                                          85.4%
U.S. Treasury Securities                                                6.3%
Money Market Fund                                                       3.4%
Banking                                                                 1.3%
Telecommunications                                                      1.2%
Financial Services                                                      0.8%
Chemicals                                                               0.6%
Transportation                                                          0.5%
Other (below 0.5%)                                                      0.5%
--------------------------------------------------------------------------------
Total                                                                 100.0%
--------------------------------------------------------------------------------

FUTURES CONTRACTS
--------------------------------------------------------------------------------
                                                           NOTIONAL    UNREALIZED
  NUMBER                                                   VALUE AT   APPRECIATION/
    OF                                     EXPIRATION       8/31/02  (DEPRECIATION)
 CONTRACTS  DESCRIPTION                       DATE           (USD)        (USD)
----------------------------------------------------------------------------------

            LONG FUTURES OUTSTANDING
     12     10 Year Treasury Notes     December, 2002        $1,341          $7




                       See notes to financial statements.

JPMORGAN GLOBAL STRATEGIC INCOME FUND
PORTFOLIO OF INVESTMENTS

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT~     ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 80.9%
--------------------------------------------------------------------------------
                U.S. TREASURY SECURITIES -- 0.8%
                U.S. Treasury Notes & Bonds,
$      100       3.25%, 12/31/03 @ +                                 $       102
        75       3.25%, 05/31/04 @ +                                          77
       310       4.88%, 02/15/12 +                                           328
       150       5.38%, 02/15/31 +                                           160
       585       5.50%, 08/15/28 @ +                                         616
       100       6.63%, 05/15/07 @ +                                         115
                ----------------------------------------------------------------
                Total U.S. Treasury Securities                             1,398
                (Cost $1,312)
                ----------------------------------------------------------------
                FOREIGN GOVERNMENT SECURITIES -- 20.2%
        50      Bangko Sentral ng Philipinas (Philippines) (Yankee),
                 Ser. A, 8.60%, 06/15/27                                      41
                Federal Republic of Brazil (Brazil),
       974       8.00%, 04/15/14                                             603
       380       8.88%, 04/15/24 +                                           182
       885       11.00%, 08/17/40 +                                          496
       155       11.25%, 07/26/07 +                                          108
       239       FRN, 3.13%, 04/15/09 +                                      146
                Federal Republic of Germany (Germany),
EUR  1,090       Ser. 00, 5.25%, 01/04/11                                  1,123
EUR  1,100       Ser. 00, 5.50%, 01/04/31                                  1,158
EUR  1,520       Ser. 01, 4.25%, 03/14/03                                  1,497
EUR    470       Ser. 98, 5.25%, 01/04/08                                    486
EUR  1,610       Ser. 130, 3.25%, 02/17/04                                 1,577
EUR    550       Ser. 135, 5.00%, 05/20/05                                   557
EUR    500       Ser. 136, 5.00%, 08/19/05                                   507
EUR    990       Ser. 139, 4.00%, 02/16/07                                   971
       155      Government of Barbados (Barbados), #, 8.75%,
                 06/15/10 +                                                  180
                Government of Canada (Canada),
CAD    330       5.50%, 06/01/10                                             219
CAD    140       7.00%, 12/01/06                                              99
CAD    180       Ser. VW17, 8.00%, 06/01/27                                  153
                Government of France (France),
EUR    580       5.00%, 04/25/12                                             584
EUR    590       5.50%, 04/25/07                                             613
EUR    140       5.75%, 10/25/32                                             152
                Malaysia Government International Bond (Malaysia),
       460       7.50%, 07/15/11                                             519
       480       8.75%, 06/01/09                                             579
                National Republic of Bulgaria (Bulgaria),
       743       #, 8.25%, 01/15/15 +                                        764
       679       FRN, 2.69%, 07/28/11 +                                      604
       395       Ser. A, FRN, 2.69%, 07/28/12 +                              360
       285       Ser. A, FRN, 2.69%, 07/28/24 +                              257
EUR  1,600      Netherlands Government Bond (The Netherlands),
                 5.75%, 09/15/02                                           1,571

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT~     ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                Republic of Colombia (Colombia),
$      410       7.63%, 02/15/07 +                                   $       336
       100       8.63%, 04/01/08 +                                            83
       470       9.75%, 04/23/09 +                                           400
       703       9.75%, 04/09/11 +                                           685
       265       10.00%, 01/23/12 +                                          226
       160       MTN, 11.75%, 02/25/20 +                                     142
                Republic of Costa Rica (Costa Rica),
       175       #, 8.11%, 02/01/12 +                                        176
       290       #, 10.00%, 08/01/20 +                                       329
       410       9.00%, 03/01/11 +                                           439
        75       10.00%, 08/01/20 +                                           84
       290      Republic of El Salvador (El Salvador), #, 8.25%,
                 04/10/32                                                    276
        45      Republic of Korea (South Korea), 8.88%, 04/15/08              55
                Republic of Panama (Panama),
       255       8.25%, 04/22/08                                             249
       370       9.63%, 02/08/11                                             364
       155       10.75%, 05/15/20                                            155
       515       FRN, 2.75%, 07/17/16                                        356
                Republic of Peru (Peru),
       431       #, 9.13%, 02/21/12                                          365
     1,300       FRN, 4.00%, 03/07/17                                        822
       312       FRN, 4.50%, 03/07/17                                        218
                Republic of Philippines (Philippines),
       355       8.38%, 03/12/09                                             360
       585       8.88%, 04/15/08                                             612
       500       9.88%, 01/15/19                                             495
       285       10.63%, 03/16/25                                            296
       130       Ser. B, FRN, 6.50%, 12/01/17                                122
       951      Republic of Poland (Poland), SUB, 6.00%, 10/27/14            956
                Republic of South Africa (South Africa),
       580       8.50%, 06/23/17                                             612
       275       9.13%, 05/19/09                                             316
       820      Republic of Trinidad & Tobago (Trinidad & Tobago),
                 #, 9.75%, 07/01/20                                          951
                Republic of Turkey (Turkey),
       185       9.88%, 03/19/08                                             174
       280       11.38%, 11/27/06                                            279
       390       11.75%, 06/15/10                                            360
       410       11.88%, 01/15/30                                            357
       220       12.00%, 12/15/08                                            225
        25       12.38%, 06/15/09                                             24
       320      Republic of Uruguay (Uruguay), 7.63%, 01/20/12               168
                Russian Federation (Russia),
        57       8.25%, 03/31/10                                              56
        85       8.75%, 07/24/05                                              89
       415       10.00%, 06/26/07                                            443
       340       12.75%, 06/24/28                                            409
     1,930       SUB, 5.00%, 03/31/30                                      1,351

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT~     ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                State of Qatar (Qatar),
$       90       #, 9.75%, 06/15/30                                  $       111
       200       9.75%, 06/15/30                                             246
                U.K. Treasury Gilt (United Kingdom),
   GBP 240       5.75%, 12/07/09                                             397
   GBP 370       6.50%, 12/07/03                                             591
   GBP 170       8.50%, 12/07/05                                             296
                United Mexican States (Mexico),
        85       7.50%, 01/14/12                                              87
       620       8.13%, 12/30/19                                             613
       105       9.88%, 02/01/10                                             121
       185       11.38%, 09/15/16                                            234
       200       11.50%, 05/15/26                                            257
       180       MTN, 8.30%, 08/15/31                                        178
       200       Ser. XW, 10.38%, 02/17/09                                   234
                ----------------------------------------------------------------
                Total Foreign Government Securities                       33,886
                (Cost $32,516)
                ----------------------------------------------------------------

                CORPORATE NOTES & BONDS -- 28.2%
                ADVERTISING -- 0.3%
       450      Lamar Advertising Co., 8.63%, 09/15/07                       465
                AEROSPACE -- 0.5%
       300      BE Aerospace, Inc., Ser. B, 8.88%, 05/01/11 +                266
       500      L-3 Communications Corp., #, 7.63%, 06/15/12                 515
                                                                           ------
                                                                             781

                AIRLINES -- 0.7%
       670      Northwest Airlines Corp., Ser. 2000-1, 8.07%,
                 10/01/19 +                                                  716
       491      US Airways, Inc., 7.08%, 03/20/21 +                          498
                                                                           ------
                                                                           1,214

                AUTOMOTIVE -- 1.4%
                Ford Motor Credit Co.,
       575       7.38%, 10/28/09 +                                           567
       500       7.88%, 06/15/10 +                                           501
     1,100      General Motors Acceptance Corp., 6.88%, 09/15/11 +         1,098
       225      Metaldyne Corp., #, 11.00%, 06/15/12                         197
                                                                           ------
                                                                           2,363

                BANKING -- 0.5%
       250      First Union National Bank, 7.80%, 08/18/10 +                 293
                Korea Development Bank (South Korea),
       325       7.13%, 04/22/04 +                                           348
       110       7.38%, 09/17/04                                             119
                                                                           ------
                                                                             760

                BROADCASTING/CABLE -- 0.7%
       280      British Sky Broadcasting PLC (United Kingdom)
                 (Yankee), 6.88%, 02/23/09                                   272

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT~     ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                BROADCASTING/CABLE -- CONTINUED
                Charter Communications Holdings LLC/Charter
                 Communications Holdings Capital Corp.,
$      250       10.00%, 04/01/09                                    $       174
       100       11.13%, 01/15/11                                             68
       400       SUB, 0.00%, 04/01/11                                        192
       500      Mediacom LLC/Mediacom Capital Corp., 9.50%,
                 01/15/13                                                    400
                                                                           ------
                                                                           1,106

                BUSINESS SERVICES -- 0.3%
       500      Iron Mountain, Inc., 8.63%, 04/01/13                         498

                CHEMICALS -- 1.1%
       300      Avecia Group PLC (United Kingdom), 11.00%,
                 07/01/09 +                                                  286
       200      Equistar Chemicals LP/Equistar Funding Corp.,
                 10.13%, 09/01/08 +                                          183
       200      Hercules, Inc., 11.13%, 11/15/07 +                           215
       300      Huntsman ICI Chemicals LLC, 10.13%, 07/01/09 +               262
       250      Lyondell Chemical Co., 10.88%, 05/01/09 +                    218
       200      Noveon, Inc., Ser. B, 11.00%, 02/28/11 +                     214
       500      Scotts Co., 8.63%, 01/15/09 +                                512
                                                                           ------
                                                                           1,890

                CONSTRUCTION -- 0.8%
       750      D.R. Horton, Inc., 9.38%, 03/15/11 +                         727
                Standard-Pacific Corp.,
       300       8.50%, 04/01/09 +                                           291
       265       9.50%, 09/15/10 +                                           260
                                                                           ------
                                                                           1,278

                CONSUMER PRODUCTS -- 0.3%
       500      Playtex Products, Inc., 9.38%, 06/01/11 +                    534

                CONSUMER SERVICES -- 0.7%
       550      Quebecor Media, Inc. (Canada), 11.13%, 07/15/11              448
       250      Service Corp. International, 6.00%, 12/15/05                 215
       500      United Rentals, Inc., Ser. B, 8.80%, 08/15/08 +              464
                                                                           ------
                                                                           1,127

                ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.5%
       450      Flextronics International LTD (Singapore) (Yankee),
                 9.88%, 07/01/10                                             459
       400      Ucar Finance, Inc., 10.25%, 02/15/12                         396
                                                                           ------
                                                                             855

                ENTERTAINMENT/LEISURE -- 0.4%
       700      Six Flags, Inc., SUB, 0.00%, 04/01/08 +                      606

                ENVIRONMENTAL SERVICES -- 0.3%
       500      Allied Waste North America, Ser. B, 10.00%,
                 08/01/09                                                    495

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT~     ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                FINANCIAL SERVICES -- 5.0%
$      300      Capital One Financial Corp., 8.75%, 02/01/07 +       $       260
       750      Destination Film Funding Corp., #, 6.25%,
                 10/15/03 + (i)                                              638
       325      Erac USA Finance Co., MTN, #, 9.13%, 12/15/04 +              365
       250      H&E Equipment Services LLC/H&E Finance Corp., #,
                 11.13%, 06/15/12                                            218
       500      ING Capital Funding Trust III, 8.44%, 12/31/49 +             574
       750      Morgan Stanley Dean Witter & Co., 6.75%,
                 04/15/11 +                                                  804
                Morgan Stanley Tracers (Traded Custody Receipts),
     1,500       #, 6.77%, 06/15/12 +                                      1,605
     2,010       FRN, #, 5.89%, 03/01/07 +                                 2,098
       240       FRN, #, 7.76%, 03/01/32 +                                   264
       400      Nexstar Finance LLC/Nexstar Finance, Inc., 12.00%,
                 04/01/08                                                    416
                PEMEX Project Funding Master Trust (Mexico),
       120       #, 8.00%, 11/15/11                                          120
       175       8.50%, 02/15/08                                             181
       120       9.13%, 10/13/10                                             129
       500      UBS Preferred Funding Trust I, FRN, 8.62%,
                 10/29/49 +                                                  591
       300      Yell Finance BV (The Netherlands), 10.75%,
                 08/01/11                                                    300
                                                                           ------
                                                                           8,563

                FOOD/BEVERAGE PRODUCTS -- 0.8%
       500      Del Monte Corp., Ser. B, 9.25%, 05/15/11 +                   505
                Fleming Companies, Inc.,
       300       9.25%, 06/15/10 +                                           288
       200       Ser. D, 10.63%, 07/31/07 +                                  178
       350      Smithfield Foods, Inc., 7.63%, 02/15/08 +                    320
                                                                           ------
                                                                           1,291

                HEALTH CARE/HEALTH CARE SERVICES -- 0.9%
       550      Alliance Imaging, Inc., 10.38%, 04/15/11 +                   583
       500      Fresenius Medical Care Capital Trust IV, 7.88%,
                 06/15/11 +                                                  415
       700      Mariner Health Group Inc., Ser. B, #, 9.50%,
                 04/01/06 (d) +                                                0
       500      Triad Hospitals, Inc., Ser. B, 8.75%, 05/01/09 +             520
                                                                           ------
                                                                           1,518

                HOTELS/OTHER LODGING -- 1.2%
       200      Ameristar Casinos, Inc., 10.75%, 02/15/09 +                  216
       500      Extended Stay America, Inc., 9.88%, 06/15/11 +               490
       100      Mandalay Resort Group, Ser. B, 10.25%, 08/01/07 +            107
                MGM Mirage, Inc.,
       300       8.38%, 02/01/11 +                                           308
       380       9.75%, 06/01/07 +                                           409
       450      Station Casinos, Inc., 9.88%, 07/01/10 +                     482
                                                                           ------
                                                                           2,012

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT~     ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                MANUFACTURING -- 0.3%
$      200      Sun World International, Ser. B, 11.25%, 04/15/04 +  $       146
       300      Terex Corp., Ser B, 10.38%, 04/01/11                         309
                                                                           ------
                                                                             455

                MULTI-MEDIA -- 2.1%
       400      American Media Operation, Inc., Ser. B, 10.25%,
                 05/01/09                                                    414
       300      CSC Holdings, Inc., 10.50%, 05/15/16                         228
       500      EchoStar DBS Corp., 9.38%, 02/01/09                          495
       500      Entravision Communications Corp.,
                 8.13%, 03/15/09                                             497
     1,000      Insight Communications Inc., SUB, 0.00%,
                 02/15/11                                                    325
       250      Lin Holdings Corp., SUB, 0.00%, 03/01/08                     240
       250      Nextmedia Operating, Inc., 10.75%, 07/01/11                  241
                Paxson Communications Corp., SUB, 0.00%,
                 01/15/09                                                    141
       500      Primedia, Inc., 8.88%, 05/15/11                              388
       500      Radio One, Inc., Ser. B, 8.88%, 07/01/11                     512
                                                                           ------
                                                                           3,481

                OIL & GAS -- 2.1%
       500      Chesapeake Energy Corp., 8.13%, 04/01/11                     492
       140      Compagnie Generale de Geophysique SA (France),
                 10.63%, 11/15/07                                            130
       200      Frontier Oil Corp., 11.75%, 11/15/09                         203
       250      Key Energy Services, Inc., Ser. C, 8.38%, 03/01/08           255
       500      Lasmo USA, Inc., 7.50%, 06/30/06 +                           562
       300      Newpark Resources, Inc., Ser. B, 8.63%, 12/15/07             281
       165      Petroleos Mexicanos (Mexico), 8.85%, 09/15/07                179
                Petroliam Nasional BHD (Malaysia),
       210       #, 7.75%, 08/15/15                                          236
        35       7.75%, 08/15/15                                              39
       400      Plains Exploration & Production Co., #, 8.75%,
                 07/01/12                                                    400
       200      Pogo Producing Co., Ser. B, 8.25%, 04/15/11                  205
       500      Westport Resources Corp., 8.25%, 11/01/11                    509
                                                                           ------
                                                                           3,491

                PACKAGING -- 1.3%
       400      Owens-Brockway Glass Container Corp., 8.88%,
                 02/15/09 +                                                  406
       500      Packaging Corp. of America, 9.63%, 04/01/09                  541
       750      Riverwood International Corp., 10.63%, 08/01/07              777
       500      Stone Container Corp., 9.75%, 02/01/11                       525
                                                                           ------
                                                                           2,249

                PAPER/FOREST PRODUCTS -- 0.9%
       450      Caraustar Industries, Inc., 9.88%, 04/01/11                  452
       500      Georgia-Pacific Corp., 9.50%, 12/01/11                       470
       500      Tembec Industries, Inc. (Canada), 8.50%, 02/01/11            503
                                                                           ------
                                                                           1,425

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT~     ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                PIPELINES -- 0.3%
$       85      El Paso Corp., 7.00%, 05/15/11 +                     $        72
       300      El Paso Energy Partners LP/El Paso Energy Partners
                 Finance Corp., Ser. B, 8.50%, 06/01/11                      296
       125      Sonat, Inc., 7.63%, 07/15/11 +                               106
                                                                           ------
                                                                             474

                PRINTING & PUBLISHING -- 0.2%
       400      Von Hoffmann Press, Inc., #, 10.25%, 03/15/09                392

                REAL ESTATE INVESTMENT TRUST -- 0.7%
       180      Host Marriott LP, Ser. G, 9.25%, 10/01/07                    181
       300      Meristar Hospitality Corp., 9.13%, 01/15/11                  282
       200      MeriStar Hospitality Operating Partnership
                 LP/MeriStar Hospitality Finance Corp., 10.50%,
                 06/15/09                                                    200
       500      Ventas Realty LP/Ventas Capital Corp., 9.00%,
                 05/01/12 +                                                  510
                                                                           ------
                                                                           1,173

                RESTAURANTS/FOOD SERVICES -- 0.3%
       450      Yum! Brands, Inc., 8.88%, 04/15/11                           484

                RETAILING -- 0.2%
       350      Buffets, Inc., #, 11.25%, 07/15/10                           350

                SEMI-CONDUCTORS -- 0.0%
        50      Fairchild Semiconductor International, Inc., 10.38%,
                 10/01/07                                                     52

                SHIPPING/TRANSPORTATION -- 0.7%
       800      Teekay Shipping Corp. (Bahamas), 8.88%, 07/15/11             828
       300      Union Pacific Corp., 6.65%, 01/15/11 +                       330
                                                                           ------
                                                                           1,158

                STEEL -- 0.3%
       300      AK Steel Corp., #, 7.75%, 06/15/12                           298
       150      Oregon Steel Mills, Inc., #, 10.00%, 07/15/09                155
                                                                           ------
                                                                             453

                TELECOMMUNICATIONS -- 1.8%
       150      AT&T Wireless Services, Inc., 7.88%, 03/01/11 +              128
       950      Crown Castle International Corp., SUB, 0.00%,
                 05/15/11                                                    409
       255      Deutsche Telekom International Finance BV
                 (The Netherlands), SUB, 8.50%, 06/15/10 +                   276
       280      Insight Midwest LP/Insight Capital, Inc., 10.50%,
                 11/01/10                                                    249
        75      Koninklijke KPN NV (The Netherlands), 8.00%,
                 10/01/10 +                                                   80
       500      Nextel Communications, Inc., 9.38%, 11/15/09                 381
       400      Rogers Wireless Communications, Inc. (Canada),
                 9.63%, 05/01/11                                             272
       600      Sprint Capital Corp., 6.90%, 05/01/19 +                      425
       500      TCI Communications, Inc., 8.75%, 08/01/15 +                  472

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT~     ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                TELECOMMUNICATIONS -- CONTINUED
$      350      Time Warner Telecom, Inc., 9.75%, 07/15/08           $       152
       200      TSI Telecommunication Services, Inc., Ser. B,
                 12.75%, 02/01/09                                            175
                                                                           ------
                                                                           3,019

                TRANSPORTATION -- 0.2%
       225      CP Ships LTD (Canada), #, 10.38%, 07/15/12                   228
       155      Grupo Transportacion Ferroviaria Mexicana SA de CV
                 (Mexico) (Yankee), SUB, 11.75%, 06/15/09                    148
                                                                           ------
                                                                             376

                UTILITIES -- 0.4%
       200      AES Corp., 8.88%, 02/15/11                                   104
       300      Calpine Corp., 7.88%, 04/01/08                               159
       400      Westar Energy, Inc., #, 7.88%, 05/01/07                      384
                                                                           ------
                                                                             647

                ----------------------------------------------------------------
                Total Corporate Notes & Bonds                             47,035
                (Cost $49,764)
                ----------------------------------------------------------------

                RESIDENTIAL MORTGAGE BACKED SECURITIES -- 16.3%
                COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
     6,560      Credit Suisse First Boston Mortgage Securities
                 Corp., IO, Ser. 1997-2X, #, 1.02%, 06/25/20 +               200
       251      DLJ Mortgage Acceptance Corp., Ser. 1997-D,
                 Class CTFS, #, 9.05%, 07/28/27                              251
                                                                           ------
                                                                             451

                MORTGAGE BACKED PASS-THROUGH SECURITIES -- 16.0%
                Federal National Mortgage Association,
     5,000       TBA, 6.00%, 09/25/32                                      5,098
    12,000       TBA, 6.50%, 09/25/32                                     12,391
     9,000       TBA, 7.00%, 09/25/32                                      9,374
                                                                           ------
                                                                          26,863

                ----------------------------------------------------------------
                Total Residential Mortgage Backed Securities              27,314
                (Cost $27,213)
                ----------------------------------------------------------------

                COMMERCIAL MORTGAGE BACKED SECURITIES -- 6.3%
       500      COMM, Ser. 2000-FL1A, Class H, FRN, #, 3.06%,
                 12/16/11                                                    500
                Credit Suisse First Boston Mortgage Securities Corp.,
     1,155       Ser. 1999-C1, Class A2, 7.29%, 09/15/41 +                 1,321
       300       Ser. 2001-CK1, Class A3, 6.38%, 12/16/35 +                  328
     1,097      First Union Commercial Mortgage Trust, Ser.
                 1999-C1, Class A, 5.73%, 10/15/35 +                       1,161
     1,200      Heller Financial Commercial Mortgage Asset Corp.,
                 Ser. 1999-PH1, Class A2, 6.85%, 05/15/31                  1,343
                Morgan Stanley Capital I,
     1,000       Ser. 1997-XL1 G, #, 7.70%, 10/03/30                         955
       300       Ser. 2000-HG, Class E, #, 8.20%, 12/03/05                   327
     1,330      Morgan Stanley Dean Witter Capital I, Ser. 2002-HQ,
                 Class A2, 6.09%, 04/15/34                                 1,442
     1,440      Nomura Asset Securities Corp., Ser. 1998-D6,
                 Class A1B, 6.59%, 03/15/30                                1,589

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT~     ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
$    1,500      PNC Mortgage Acceptance Corp., Ser. 2001-C1,
                 Class A2, 6.36%, 03/12/34                             $   1,642
                ----------------------------------------------------------------
                Total Commercial Mortgage Backed Securities               10,608
                (Cost $9,767)
                ----------------------------------------------------------------
                ASSET BACKED SECURITY -- 0.0%
        47      Home MAC Mortgage Securities Corp., Ser. 1985-1,
                 11.38%, 08/01/15 (i)                                         46
                (Cost $49)
                PRIVATE PLACEMENTS -- 9.1%
                CO-OP APARTMENTS -- 5.6%
     2,708      127-129-131 West 96th St. Note, #, 6.85%,
                 12/01/18 (f) (i) +                                        2,908
     1,019      14-16 East 17th St. (1st Mortgage Agreement on
                 Cooperative Building in Brooklyn, New York), #,
                 7.00%, 01/01/21 (i) +                                     1,022
     1,433      270 5th Ave. (1st Mortgage Agreement on
                 Cooperative Building in Brooklyn, New York), #,
                 6.93%, 08/01/18 (f) (i) +                                 1,547
       569      3512 Oxford Ave. (1st Mortgage Agreement on
                 Cooperative Building in Riverdale, New York), #,
                 8.45%, 04/01/17 (f) (i) +                                   664
       529      42 155th Street, #, 7.00%, 01/01/14 (f) (i) +                585
       768      421 West 57TH Street Owners Co., #, 8.98%,
                 05/01/22 (f) (i)                                            923
       451      482 East 9th St., Kensington Gardens Corp., (1st
                 Mortgage Agreement on Cooperative Building in
                 New York City), #, 6.85%, 11/01/18 (f) (i) +                478
       570      Greystone Tenants, #, 8.50%, 06/01/17 (f) (i) +              660
       464      Our House Mercer, #, 7.49%, 01/01/23 (f) (i) +               525
                                                                           ------
                                                                           9,312

                CONVENTIONAL MULTI-FAMILY -- 3.5%
     1,478      PC Bel Clare Estates, #, 6.81%, 08/01/18 (f) (i)           1,610
     1,255      PC Northstar Terrace, #, 6.63%, 10/01/18 (f) (i)           1,333
     1,574      PC Shangri La MHC Co., #, 6.40%, 10/01/08 (f) (i)          1,704
     1,229      Three Lakes Estate, #, 6.06%, 10/01/13 (f) (i)             1,263
                                                                           ------
                                                                           5,910

                ----------------------------------------------------------------
                Total Private Placements                                  15,222
                (Cost $14,057)
                ----------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                WARRANTS -- 0.0% ^
                FOREIGN GOVERNMENT SECURITIES -- 0.0% ^
         1      Republic of Venezuela (Oil Obligation) (Venezuela),
                 FRN, 0.00%, 04/15/20 *                                     $  0^^
                United Mexican States (Value Recovery Rights),
     2,732       Ser. A, FRN, 0.00%, 06/30/03 *                                7
       231       Ser. B, FRN, 0.00%, 06/30/04 *                                0^^
       231       Ser. C, FRN, 0.00%, 06/30/05 *                                0^^
       231       Ser. D, FRN, 0.00%, 06/30/06 *                                0^^
                ----------------------------------------------------------------
                Total Warrants                                                 7
                (Cost $33)
                ----------------------------------------------------------------
                Total Long-Term Investments                              135,516
                (Cost $134,711)
--------------------------------------------------------------------------------

      SHORT-TERM INVESTMENTS -- 19.1%
--------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT~
                U.S. TREASURY SECURITY -- 0.0%
     $  20      U.S. Treasury Bill, 1.52%, 02/06/03 @                         20
                (Cost $20)
                FOREIGN GOVERNMENT SECURITY -- 0.4%
EUR    750      Republic of France Treasury Bill (France), 9.26%,
                 01/23/03                                                    726
                (Cost $750)

    SHARES
                MONEY MARKET FUND -- 18.7%
    31,250      JPMorgan Prime Money Market Fund (a) +                    31,250
                (Cost $31,250)
--------------------------------------------------------------------------------
                Total Short-Term Investments                              31,996
                (Cost $32,020)

--------------------------------------------------------------------------------
                Total Investments -- 100.0%                             $167,512
                (Cost $166,731)
--------------------------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

SUMMARY OF INVESTMENTS BY COUNTRY, AUGUST 31, 2002
--------------------------------------------------------------------------------
COUNTRY                                             % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
United States                                                   76.0%
Germany                                                          4.7%
Mexico                                                           1.5%
Russia                                                           1.4%
France                                                           1.3%
The Netherlands                                                  1.3%
Bulgaria                                                         1.2%
Philippines                                                      1.2%
Canada                                                           1.1%
United Kingdom                                                   1.1%
Colombia                                                         1.1%
Brazil                                                           0.9%
Malaysia                                                         0.8%
Peru                                                             0.8%
Turkey                                                           0.8%
Panama                                                           0.7%
Costa Rica                                                       0.6%
Poland                                                           0.6%
South Africa                                                     0.6%
Trinidad/Tobago                                                  0.6%
Bahamas                                                          0.5%
Other (below 0.5%)                                               1.2%
--------------------------------------------------------------------------------
Total                                                          100.0%
--------------------------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

FUTURES CONTRACTS
--------------------------------------------------------------------------------

                                                         NOTIONAL   UNREALIZED
  NUMBER                                                 VALUE AT  APPRECIATION/
    OF                                   EXPIRATION       8/31/02 (DEPRECIATION)
 CONTRACTS   DESCRIPTION                    DATE           (USD)       (USD)
--------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
     10      Euro-Bobl                  December, 2002  $  1,058         $3
      2      Euro-Bund                  December, 2002       216          1
     73      Treasury Bonds             December, 2002     8,007         85
     34      5 Year Treasury Notes      December, 2002     3,780         19
      1      10 Year Treasury Notes     December, 2002       112          1
             SHORT FUTURES OUTSTANDING
    (25)     5 Year Treasury Notes      December, 2002    (2,779)       (16)
   (214)     10 Year Treasury Notes     December, 2002   (23,921)      (181)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

                                                                  NET UNREALIZED
                                        SETTLEMENT        VALUE    APPRECIATION/
                        SETTLEMENT         VALUE       AT 8/31/02 (DEPRECIATION)
     CONTRACTS TO BUY      DATE            (USD)          (USD)        (USD)
--------------------------------------------------------------------------------
            370 EUR       9/24/02          $362           $362            $--^^

                                                                  NET UNREALIZED
                                        SETTLEMENT        VALUE    APPRECIATION/
                        SETTLEMENT         VALUE       AT 8/31/02 (DEPRECIATION)
     CONTRACTS TO SELL     DATE            (USD)          (USD)        (USD)
--------------------------------------------------------------------------------
            712 CAD       9/24/02          $  456        $  456         $(--)^^
         12,417 EUR       9/24/02          12,148        12,168          (20)
            811 GBP       9/24/02           1,241         1,253          (12)
                                          -------       -------         ----
                                          $13,845       $13,877         $(32)
                                          -------       -------         ----

                       See notes to financial statements.

JPMORGAN INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 74.4%
--------------------------------------------------------------------------------
                U.S. TREASURY SECURITIES -- 21.5%
                U.S. Treasury Notes & Bonds,
$    8,530       2.88%, 06/30/04 +                                     $   8,650
    35,420       3.25%, 08/15/07 +                                        35,486
    64,275       4.38%, 05/15/07 @ +                                      67,687
     8,345       4.38%, 08/15/12 +                                         8,504
    26,865       4.88%, 02/15/12                                          28,449
     1,750       5.38%, 02/15/31 +                                         1,866
       750       6.00%, 08/15/04 @ +                                         806
                ----------------------------------------------------------------
                Total U.S. Treasury Securities                           151,448
                (Cost $149,556)
                ----------------------------------------------------------------

                U.S. GOVERNMENT AGENCY SECURITIES -- 1.9%
     5,720      Federal Home Loan Mortgage Corp., 4.25%,
                 06/15/05 +                                                5,949
     6,090      Federal National Mortgage Association, 7.13%,
                 01/15/30 +                                                7,372
                ----------------------------------------------------------------
                Total U.S. Government Agency Securities                   13,321
                (Cost $12,636)
                ----------------------------------------------------------------

                FOREIGN GOVERNMENT SECURITIES -- 0.6%
     2,100      Province of Quebec (Canada), 7.50%, 09/15/29 +             2,614
                United Mexican States (Mexico),
       450       8.13%, 12/30/19 +                                           445
       675       11.38%, 09/15/16 +                                          853
       450       MTN, 8.30%, 08/15/31 +                                      444
                ----------------------------------------------------------------
                Total Foreign Government Securities                        4,356
                (Cost $3,771)
                ----------------------------------------------------------------

                CORPORATE NOTES & BONDS -- 17.1%
                AEROSPACE -- 0.2%
       190      Northrop Grumman Corp., 7.75%, 02/15/31 +                    216
       430      Raytheon Co., 6.55%, 03/15/10 +                              445
       900      United Technologies Corp., 6.10%, 05/15/12 +                 965
                                                                          -------
                                                                           1,626

                AUTOMOTIVE -- 1.3%
                DaimlerChrysler N.A. Holdings Corp.,
       530       7.75%, 01/18/11 +                                           580
       165       8.50%, 01/18/31 +                                           191
     4,645      Ford Motor Credit Co., 7.38%, 02/01/11 +                   4,529
                General Motors Acceptance Corp.,
       625       6.88%, 09/15/11 +                                           624
       765       8.00%, 11/01/31 +                                           793
     2,070      General Motors Corp., 7.20%, 01/15/11 +                    2,116
                                                                          -------
                                                                           8,833

                BANKING -- 2.5%
       675      Abbey National Capital Trust I, FRN, 8.96%,
                 12/31/49 +                                                  818
     1,920      Bank of America Corp., 7.40%, 01/15/11 +                   2,211
     2,240      Bank One N.A., 5.50%, 03/26/07 +                           2,392

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                BANKING -- CONTINUED
$    1,625      Barclays Bank PLC (United Kingdom), FRN, #,
                 8.55%, 12/31/49 +                                     $   1,941
     1,980      First Union National Bank, 7.80%, 08/18/10 +               2,323
     1,925      Manufacturers & Traders Trust Co., 8.00%, 10/01/10 +       2,230
       700      National Australia Bank LTD (Australia) (Yankee),
                 Ser. A, 8.60%, 05/19/10 +                                   855
       475      National City Bank, 6.20%, 12/15/11 +                        508
     1,270      Royal Bank of Scotland Group PLC (United
                 Kingdom), FRN, 7.65%, 12/31/49 +                          1,436
       320      Standard Chartered Bank (United Kingdom), #,
                 8.00%, 05/30/31 +                                           342
       765      SunTrust Banks, Inc., 6.38%, 04/01/11 +                      838
       690      U.S. Bank N.A., 6.38%, 08/01/11 +                            752
     1,000      Wells Fargo & Co., 5.13%, 09/01/12                           996
                                                                          -------
                                                                          17,642

                BROADCASTING/CABLE -- 0.1%
       855      Cox Communications, Inc., 6.75%, 03/15/11 +                  815

                CONSUMER PRODUCTS -- 0.1%
       700      Procter & Gamble Co., 4.75%, 06/15/07 +                      732

                DIVERSIFIED -- 0.5%
                General Electric Capital Corp.,
     2,635       Ser. A, MTN, 5.88%, 02/15/12 +                            2,757
       475       Ser. A, MTN, 6.75%, 03/15/32 +                              506
                                                                          -------
                                                                           3,263

                FINANCIAL SERVICES -- 4.9%
     1,590      CIT Group, Inc., 6.50%, 02/07/06 +                         1,597
                Citigroup, Inc.,
     1,960       6.50%, 01/18/11 +                                         2,123
       375       7.25%, 10/01/10 +                                           418
       910      Countrywide Home Loans, Inc., Ser. K, MTN,
                 5.63%, 05/15/07                                             940
                Credit Suisse First Boston USA, Inc.,
       345       6.13%, 11/15/11 +                                           349
        30       6.50%, 01/15/12 +                                            31
     4,555      FleetBoston Financial Corp., 7.25%, 09/15/05 +             4,963
                Goldman Sachs Group, Inc.,
     1,165       5.70%, 09/01/12 +                                         1,163
       655       6.60%, 01/15/12 +                                           702
                Household Finance Corp.,
     1,535       6.75%, 05/15/11 +                                         1,536
       410       7.00%, 05/15/12 +                                           418
     1,560      ING Capital Funding Trust III, 8.44%, 12/31/49 +           1,791
       630      Lehman Brothers Holdings, Inc., 6.63%, 01/18/12 +            672
                Morgan Stanley Dean Witter & Co.,
       550       5.80%, 04/01/07 +                                           580
       395       6.60%, 04/01/12 +                                           421
     1,445       6.75%, 04/15/11 +                                         1,550

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                FINANCIAL SERVICES -- CONTINUED
$      785      Pemex Project Funding Master Trust (Mexico),
                 8.50%, 02/15/08 +                                     $     813
       535      Prudential Holdings LLC, #, 8.70%, 12/18/23 +                598
                Targeted Return Index (TRAINS),
     1,172       Ser. 2002-5, FRN, #, 5.89%, 01/25/07 +                    1,227
     9,713       Ser. 2002-10, FRN, #, 6.85%, 01/15/12 +                  10,508
     1,700      UBS Preferred Funding Trust I, FRN, 8.62%,
                 10/29/49 +                                                2,009
       785      Washington Mutual Bank FA, 6.88%, 06/15/11 +                 857
                                                                          -------
                                                                          35,266

                FOOD/BEVERAGE PRODUCTS -- 0.3%
       115      Ahold Finance USA, Inc., 6.88%, 05/01/29 +                   107
       220      ConAgra Foods, Inc., 6.75%, 09/15/11 +                       241
       785      Kellogg Co., Ser. B, 6.60%, 04/01/11 +                       861
       530      Kraft Foods, Inc., 6.25%, 06/01/12 +                         577
                                                                          -------
                                                                           1,786

                HEALTH CARE/HEALTH CARE SERVICES -- 0.1%
       605      Tenet Healthcare Corp., 6.38%, 12/01/11 +                    633

                INSURANCE -- 0.6%
       815      AIG SunAmerica Global Financing IX, #, 6.90%,
                 03/15/32 +                                                  885
       875      AXA (France), 8.60%, 12/15/30 +                              960
     1,010      Metlife, Inc., 6.13%, 12/01/11 +                           1,043
                Nationwide Financial Services,
       495       5.90%, 07/01/12 +                                           504
       205       6.25%, 11/15/11 +                                           213
       420      UnumProvident Corp., 7.38%, 06/15/32 +                       403
                                                                          -------
                                                                           4,008

                MANUFACTURING -- 0.1%
       755      Honeywell International, Inc., 6.13%, 11/01/11 +             800

                MULTI-MEDIA -- 0.3%
       715      AOL Time Warner, Inc., 7.63%, 04/15/31 +                     583
       340      News America Holdings, Inc., 8.25%, 08/10/18 +               336
       460      News America, Inc., 7.25%, 05/18/18 +                        417
       615      Time Warner Entertainment Co. LP, 8.38%,
                 03/15/23 +                                                  560
                                                                          -------
                                                                           1,896

                OIL & GAS -- 1.0%
       205      Alberta Energy Co., LTD (Canada) (Yankee),
                 7.38%,  11/01/31 +                                          233
       685      Amerada Hess Corp., 7.88%, 10/01/29 +                        800
       310      Anadarko Finance Co., Ser. B, 6.75%, 05/01/11 +              341
       750      Anadarko Petroleum Corp., 6.13%, 03/15/12 +                  795
       750      Conoco Funding Co., 7.25%, 10/15/31 +                        860
       295      Devon Financing Corp. ULC, 7.88%, 09/30/31 +                 340
       800      Lasmo USA, Inc., 7.30%, 11/15/27 +                           921
       545      Occidental Petroleum Corp., 6.75%, 01/15/12 +                599
       930      Transocean, Inc., 7.50%, 04/15/31 +                        1,039

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                OIL & GAS -- CONTINUED
$      845      Valero Energy Corp., 6.88%, 04/15/12 +                 $     900
                                                                          -------
                                                                           6,828

                PAPER/FOREST PRODUCTS -- 0.2%
       465      International Paper Co., 6.75%, 09/01/11 +                   502
        95      MeadWestvaco Corp., 6.85%, 04/01/12 +                        102
        95      Westvaco Corp., 8.20%, 01/15/30 +                            110
       805      Weyerhaeuser Co., #, 6.75%, 03/15/12 +                       851
                                                                          -------
                                                                           1,565

                PIPELINES -- 0.3%
       665      Kinder Morgan, Inc., #, 6.50%, 09/01/12 +                    671
       890      Sonat, Inc., 7.63%, 07/15/11 +                               756
       285      TransCanada Pipelines LTD (Canada) (Yankee),
                 8.63%, 05/15/12 +                                           351
                                                                          -------
                                                                           1,778

                RETAILING -- 0.4%
       380      Albertson's, Inc., 7.50%, 02/15/11 +                         438
       205      Federated Department Stores, Inc., 6.63%, 04/01/11 +         220
       490      Kroger Co., 6.80%, 04/01/11 +                                530
       520      Lowe's Companies, Inc., 6.88%, 02/15/28 +                    569
     1,130      Safeway, Inc., 6.50%, 03/01/11 +                           1,221
                                                                          -------
                                                                           2,978

                SHIPPING/TRANSPORTATION -- 0.6%
     1,185      Burlington Northern Santa Fe Corp., 6.75%,
                 07/15/11 +                                                1,309
       680      CSX Corp., 6.30%, 03/15/12 +                                 728
       790      Norfolk Southern Corp., 6.75%, 02/15/11 +                    876
     1,435      Union Pacific Corp., 6.65%, 01/15/11 +                     1,577
                                                                          -------
                                                                           4,490

                TELECOMMUNICATIONS -- 2.2%
       485      AT&T Corp., FRN, 7.30%, 11/15/11 +                           458
                AT&T Wireless Services, Inc.,
       945       7.88%, 03/01/11 +                                           804
       180       8.75%, 03/01/31 +                                           139
       985      BellSouth Capital Funding, 7.75%, 02/15/10 +               1,101
     1,060      British Telecom PLC (United Kingdom), SUB, 8.87%,
                 12/15/30 +                                                1,232
       680      Cingular Wireless, #, 6.50%, 12/15/11 +                      633
       635      Deutsche Telekom International Finance BV (The
                 Netherlands), SUB, 8.50%, 06/15/10 +                        688
     2,000      SBC Communications, Inc., 6.25%, 03/15/11 +                2,084
                Sprint Capital Corp.,
     1,340       8.38%, 03/15/12 +                                         1,149
       605       8.75%, 03/15/32 +                                           472
                TCI Communications, Inc.,
       720       7.13%, 02/15/28 +                                           562
       415       7.88%, 02/15/26 +                                           386

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                TELECOMMUNICATIONS -- CONTINUED
$      395      Telefonica Europe BV (The Netherlands), 7.75%,
                 09/15/10 +                                            $     417
                Verizon Global Funding Corp.,
       520       7.38%, 09/01/12 +                                           516
       910       7.75%, 12/01/30 +                                           871
     1,990      Verizon New York, Inc., Ser. A, 6.88%, 04/01/12 +          2,023
     1,465      Vodafone Group PLC (United Kingdom), 7.75%,
                 02/15/10 +                                                1,618
                Worldcom, Inc.,
         1       7.50%, 05/15/11 (d) *                                         0^^
         0^^     8.00%, 05/15/06 (d) *                                         0^^
                                                                          -------
                                                                          15,153

                UTILITIES -- 1.4%
       935      Consolidated Edison Co. of New York, Ser. 2002-A,
                 5.63%, 07/01/12 +                                           953
       950      Constellation Energy Group, Inc., 7.00%, 04/01/12 +        1,002
     1,270      Dominion Resources, Inc., Ser. A, 8.13%, 06/15/10 +        1,445
       460      Duke Energy Corp., 6.25%, 01/15/12 +                         481
       435      MidAmerican Energy Holdings Co., 6.75%, 12/30/31 +           436
                National Rural Utilities Cooperative Finance Corp.,
       345       6.00%, 05/15/06 +                                           360
       500       6.13%, 05/15/05 +                                           529
       640       Ser. C, MTN, 7.25%, 03/01/12 +                              693
       515      NiSource Finance Corp., 7.88%, 11/15/10 +                    507
       560      Oncor Electric Delivery Co., #, 6.38%, 05/01/12 +            592
       520      Pacificorp., 7.70%, 11/15/31 +                               618
                Progress Energy, Inc.,
       595       6.85%, 04/15/12 +                                           632
       500       7.10%, 03/01/11 +                                           539
       650      PSEG Power LLC, 7.75%, 04/15/11 +                            640
       510      TXU Corp., Ser. J, 6.38%, 06/15/06 +                         498
                                                                          -------
                                                                           9,925
                ----------------------------------------------------------------
                Total Corporate Notes & Bonds                            120,017
                (Cost $115,764)
                ----------------------------------------------------------------
                RESIDENTIAL MORTGAGE BACKED SECURITIES -- 24.8%
                COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.5%
                Federal Home Loan Mortgage Corp.,
       547       Ser. 205, Class IO, 7.00%, 09/01/29 +                        79
     5,225       Ser. 2155, Class PC, 6.00%, 11/15/17 +                    5,421
     4,200      Federal National Mortgage Association,
                 Ser. 1999-17, Class PC, 6.00%, 12/25/22 +                 4,376
     7,424      Norwest Asset Securities Corp., Ser. 1998-24,
                 Class A2, 6.75%, 10/25/28 +                               7,523
                                                                          -------
                                                                          17,399

                MORTGAGE BACKED PASS-THROUGH SECURITIES -- 22.3%
                Federal Home Loan Mortgage Corp.,
     2,950       Gold Pool, TBA, 6.00%, 09/15/17                           3,050
    21,510       Gold Pool, TBA, 6.00%, 09/15/32                          21,954

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                MORTGAGE BACKED PASS-THROUGH SECURITIES -- CONTINUED
                Federal National Mortgage Association,
$      602       Pool 442508, 6.00%, 09/01/13 +                        $     627
     1,014       Pool 504076, 6.50%, 06/01/29 +                            1,049
         1       Pool 529276, 7.50%, 07/01/30 +                                2
     1,280       Pool 535811, 6.50%, 04/01/31 +                            1,325
       722       Pool 547200, 7.50%, 08/01/15 +                              769
    10,000       TBA, 6.00%, 09/25/17                                     10,338
    38,730       TBA, 6.00%, 09/25/32                                     39,492
     7,255       TBA, 6.50%, 09/25/32                                      7,475
    42,250       TBA, 7.00%, 09/25/32                                     44,005
    25,720      Government National Mortgage Association, TBA,
                 6.50%, 09/15/32                                          26,669
                                                                          -------
                                                                         156,755

                ----------------------------------------------------------------
                Total Residential Mortgage Backed Securities             174,154
                (Cost $172,786)
                ----------------------------------------------------------------

                COMMERCIAL MORTGAGE BACKED SECURITIES -- 3.9%
     3,000      Bear Stearns Commercial Mortgage Securities,
                 Ser. 2001-TOP2, Class A2, 6.48%, 02/15/35 +               3,309
                Credit Suisse First Boston Mortgage Securities Corp.,
     3,055       Ser. 2001-CF2, Class A4, 6.51%, 02/15/34 +                3,364
     3,335       Ser. 2002-CKN2, Class A3, 6.13%, 04/15/37 +               3,583
     2,950      LB-UBS Commercial Mortgage Trust, Ser. 2001-C2,
                 Class A2, 6.65%, 11/15/27 +                               3,281
    13,290      Morgan Stanley Dean Witter Capital I,
                 Ser. 2001-TOP3, Class A4, 6.39%, 07/15/33 +              14,157
                ----------------------------------------------------------------
                Total Commercial Mortgage Backed Securities               27,694
                (Cost $25,755)
                ----------------------------------------------------------------

                ASSET BACKED SECURITIES -- 4.6%
     3,985      AmeriCredit Automobile Receivables Trust,
                 Ser. 2001-B, Class A4, 5.37%, 06/12/08 +                  4,181
    10,000      Discover Card Master Trust I, Ser. 2001-5, Class A,
                 5.30%, 11/16/06 +                                        10,438
                Ford Credit Auto Owner Trust,
     4,440       Ser. 2001-C, Class A4, 4.83%, 02/15/05 +                  4,527
     2,575       Ser. 2001-C, Class A5, 5.25%, 09/15/05 +                  2,692
     2,810      Honda Auto Receivables Owner Trust, Ser. 2001-1,
                 Class A4, 5.56%, 06/19/06 +                               2,924
     7,590      Standard Credit Card Master Trust, Ser. 1993-2,
                 Class A, 5.95%, 10/07/04 +                                7,865
                ----------------------------------------------------------------
                Total Asset Backed Securities                             32,627
                (Cost $31,496)

--------------------------------------------------------------------------------
                Total Long-Term Investments                              523,617
                (Cost $511,764)
--------------------------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      SHORT-TERM INVESTMENTS -- 25.6%
--------------------------------------------------------------------------------
                COMMERCIAL PAPER -- 13.8%
$   10,800      Allied Irish Banks PLC (United Kingdom), 1.78%,
                 10/16/02 +                                            $  10,777
    10,800      Banque ET Caisse D'Epargne De L'Etat
                 (Luxembourg), 1.76%, 09/10/02 +                          10,795
    10,800      Blue Ridge Asset Funding Corp., 1.77%, 09/19/02 +         10,790
    10,750      CXC, Inc., 1.77%, 09/03/02 +                              10,749
    10,800      Montauk Funding Corp., 1.78%, 09/17/02 +                  10,791
    10,800      Natexis Banques Populaires (France), 1.77%,
                 09/17/02 +                                               10,791
    10,800      Nordea North America (Sweden), 1.76%, 09/25/02 +          10,786
    10,800      UBS Finance LLC (Delaware), 1.76%, 09/18/02 +             10,791
    10,750      Windmill Funding Corp., 1.77%, 10/03/02 +                 10,734
                ----------------------------------------------------------------
                Total Commercial Paper                                    97,004
                (Cost $97,005)
                ----------------------------------------------------------------
    SHARES
                MONEY MARKET FUND -- 11.8%
    83,063      JPMorgan Prime Money Market Fund (a) +                    83,063
                (Cost $83,063)
--------------------------------------------------------------------------------
                Total Short-Term Investments                             180,067
                (Cost $180,068)

--------------------------------------------------------------------------------
                Total Investments -- 100.0%                             $703,684
                (Cost $691,832)
--------------------------------------------------------------------------------

FUTURES CONTRACTS
--------------------------------------------------------------------------------
                                                         NOTIONAL   UNREALIZED
  NUMBER                                                 VALUE AT  APPRECIATION/
    OF                                   EXPIRATION       8/31/02 (DEPRECIATION)
 CONTRACTS   DESCRIPTION                    DATE           (USD)       (USD)
--------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
    306      Treasury Bonds             December, 2002   $33,564       $381
    485      2 Year Treasury Notes      December, 2002   103,161        253
             SHORT FUTURES OUTSTANDING
   (571)     5 Year Treasury Notes      December, 2002   (63,479)      (365)
   (343)     10 Year Treasury Notes     December, 2002   (38,341)      (293)

                       See notes to financial statements.

JPMORGAN SHORT TERM BOND FUND
PORTFOLIO OF INVESTMENTS

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 74.4%
--------------------------------------------------------------------------------
                U.S. TREASURY SECURITIES -- 3.9%
                U.S. Treasury Notes & Bonds,
$    2,015       3.25%, 08/15/07 +                                     $   2,019
     3,850       3.50%, 11/15/06 +                                         3,926
     1,000       4.25%, 03/31/03 @, +                                      1,015
    20,810       4.38%, 05/15/07 +                                        21,914
                ----------------------------------------------------------------
                Total U.S. Treasury Securities                            28,874
                (Cost $28,238)
                ----------------------------------------------------------------

                U.S. GOVERNMENT AGENCY SECURITIES -- 7.4%
    22,000      European Investment Bank, 4.00%, 08/30/05                 22,828
                Federal Home Loan Mortgage Corp.,
    13,800       3.88%, 06/27/05 +                                        13,955
     9,250       4.50%, 07/23/07 +                                         9,473
     6,350      Federal National Mortgage Association, 3.40%,
                 11/15/04 +                                                6,366
     2,700      Inter-American Development Bank, 3.88%, 09/27/04           2,769
                ----------------------------------------------------------------
                Total U.S. Government Agency Securities                   55,391
                (Cost $54,042)
                ----------------------------------------------------------------

                FOREIGN GOVERNMENT SECURITY -- 1.9%
    13,850      Republic of Italy (Italy), 4.63%, 06/15/05                14,441
                (Cost $13,794)

                CORPORATE NOTES & BONDS -- 18.8%
                ASSET BACKED SECURITIES -- 2.8%
    14,800      Restructured Asset Securities with Enhanced
                 Returns (RACERS), Ser. 2002-23, Class C, FRN, #,
                 3.28%, 09/03/02                                          14,800
     5,800      Special Purpose Accounts Receivable Cooperative
                Corp. (SPARCS), Ser. 2002-6, FRN, #, 2.66%,
                 05/23/04                                                  5,751
                                                                          -------
                                                                          20,551

                AUTOMOTIVE -- 1.2%
     1,800      Ford Motor Credit Co., 6.88%, 02/01/06                     1,792
     7,000      General Motors Acceptance Corp., MTN, 6.38%,
                 01/30/04                                                  7,166
                                                                          -------
                                                                           8,958

                BANKING -- 2.2%
     1,250      Bank One N.A., FRN, 1.96%, 04/24/03                        1,249
     1,000      Mellon Financial Corp., 6.88%, 03/01/03                    1,023
    10,500      Northern Rock PLC (United Kingdom), MTN, FRN, #,
                 1.98%, 03/18/04                                          10,495
     3,500      Wells Fargo & Co., 7.25%, 08/24/05                         3,892
                                                                          -------
                                                                          16,659

                FINANCIAL SERVICES -- 5.9%
                CIT Group, Inc.,
     2,260       5.63%, 05/17/04                                           2,283

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                FINANCIAL SERVICES -- CONTINUED
$      550       7.13%, 10/15/04                                       $     567
     6,350       MTN, FRN, 3.32%, 03/01/04                                 6,350
     9,200      Credit Suisse First Boston USA, Inc., FRN, #, 2.28%,
                 05/15/03                                                  9,198
     4,600      International Lease Finance Corp., 4.75%,
                 06/02/03                                                  4,666
     8,300      Principal Life Global Funding I, #, 5.13%, 06/28/07        8,626
    11,500      Protective Life U.S. Funding Trust, #, 5.50%,
                 05/14/04                                                 12,031
                                                                          -------
                                                                          43,721

                INSURANCE -- 0.5%
     3,800      Metropolitan Life Global Funding I, #, 4.75%,
                 06/20/07                                                  3,842

                PAPER/FOREST PRODUCTS -- 0.4%
     3,200      Weyerhaeuser Co., FRN, #, 3.01%, 09/15/03                  3,200

                PHARMACEUTICALS -- 1.3%
     9,150      Abbott Laboratories, 5.13%, 07/01/04                       9,536

                RETAILING -- 2.3%
    17,200      Wal-Mart Stores, Inc., 4.38%, 08/01/03                    17,535

                UTILITIES -- 2.2%
     4,500      Commonwealth Edison Co., FRN, #, 2.36%,
                 09/30/02                                                  4,500

     5,600      Dominion Resources, Inc., Ser. F, FRN, 2.54%,
                 09/16/02                                                  5,599

     5,800      National Rural Utilities Cooperative Finance Corp.,
                 5.25%, 07/15/04                                           5,989
                                                                          -------
                                                                          16,088

                ----------------------------------------------------------------
                Total Corporate Notes & Bonds                            140,090
                (Cost $137,787)
                ----------------------------------------------------------------


                RESIDENTIAL MORTGAGE BACKED SECURITIES -- 13.7%
                COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.7%
     2,867      Bank of America Mortgage Securities, Ser. 2001-9,
                 Class 1A7, FRN, 2.66%, 09/25/31
                 Countrywide Home Loans, Inc.,                             2,871
     1,011       Ser. 1998-18, Class 1A12, 6.50%, 11/25/28                 1,017
     9,235       Ser. 2002-7, Class 3A2, FRN, 5.41%, 05/19/32 +            9,467
     6,056       Credit Suisse First Boston Mortgage Securities
                 Corp., Ser. 2001-26, Class 3A2, FRN, 2.46%, 11/25/31 +    6,078
                Federal Home Loan Mortgage Corp.,
     1,431       Ser. 1564, Class G, 6.25%, 05/15/07                       1,445
    10,386       Ser. 1565, Class P, 6.00%, 08/15/08 +                    10,957
       453       Ser. 2061, Class VJ, 6.50%, 03/20/03                        453

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                COLLATERALIZED MORTGAGE OBLIGATIONS -- CONTINUED
$    3,187       Ser. 2142, Class CJ, 6.00%, 11/15/08                  $   3,243
                Federal National Mortgage Association,
       789       Ser. 1998-30, Class C, 6.50%, 11/20/04                      821
     1,064       Ser. 1998-63, Class PB, 5.50%, 05/25/14                   1,066
    12,052       Ser. 2002-W6, Class 1A1, 3.09%, 12/25/28 +               12,064
     6,442      GE Capital Mortgage Services, Inc., Ser. 1998-20,
                 Class A1, 6.50%, 10/25/28                                 6,537
                Government National Mortgage Association,
     9,481       Ser. 2002-24, Class FA, FRN, 2.28%, 04/16/32              9,496
    13,061       Ser. 2002-27, Class FA, FRN, 2.28%, 05/16/32             13,098
     2,748      Norwest Asset Securities Corp., Ser. 1999-9,
                 Class A2, 6.50%, 04/25/29                                 2,784
     5,336      Residential Accredit Loans, Inc., Ser. 2001-QS11,
                 Class A5, FRN, 2.36%, 08/25/31 +                          5,331
                Residential Funding Mortgage Securities I,
       743       Ser. 1998-S24, Class A1, 6.50%, 10/25/28                    747
     1,786       Ser. 2001-S23, Class 1A7, FRN, 2.61%, 10/25/31 +          1,788
     6,633       Ser. 2001-S26, Class A4, FRN, 2.71%, 11/25/31 +           6,629
                Washington Mutual,
     1,354       Ser. 2001-AR4, Class A1, 2.78%, 12/25/31 +                1,354
       964       Ser. 2001-S11, Class A7, FRN, 2.69%, 12/25/31 +             959
     4,000      Wells Fargo Mortgage Backed Securities Trust,
                 Ser. 2001-15, Class 2A2, 6.75%, 07/25/31 +                4,071
                ----------------------------------------------------------------
                Total Residential Mortgage Backed Securities             102,276
                (Cost $101,859)
                ----------------------------------------------------------------

                COMMERCIAL MORTGAGE BACKED SECURITIES -- 5.9%
                COMM,
     3,000       Ser. 2000-FL1A, Class H, FRN, #, 3.06%, 12/16/11          2,999
     2,315       Ser. 2000-FL3A, Class KWT, FRN, #, 2.93%,
                 11/15/12                                                  2,305
     6,579       Ser. 2001-FL4A, Class KPP, FRN, #, 3.37%,
                 04/15/13                                                  6,573
     7,180      Credit Suisse First Boston Mortgage Securities
                 Corp., Ser. 1997-C1, Class A1B, 7.15%, 06/20/29           7,629
     4,380      LB Commercial Conduit Mortgage Trust,
                 Ser.1998-C1, Class A2, 6.40%, 02/18/30                    4,709
                Lehman Large Loan,
     3,811       Ser. 1997-LL1, Class A1, 6.79%, 10/12/34                  3,964
     2,300       Ser. 1997-LL1, Class A2, 6.84%, 09/12/06                  2,454
     3,000      Mall of America Capital Co. LLC, Ser. 2000-1,
                 Class A, FRN, #, 2.08%, 03/12/10                          2,993
     6,758      Morgan Stanley Capital I, Ser. 1998-XL1, Class A1,
                 6.22%, 06/03/30                                           7,138
     3,122      Mortgage Capital Funding, Inc., Ser. 1998-MC3,
                 Class A1, 6.00%, 11/18/31                                 3,308
                ----------------------------------------------------------------
                Total Commercial Mortgage Backed Securities               44,072
                (Cost $42,042)
                ----------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                ASSET BACKED SECURITIES -- 22.8%
$    6,000      American Express Credit Account Master Trust,
                 Ser. 2001-1, Class A, FRN, 1.92%, 09/15/08            $   6,013
     4,900      American Express Master Trust, Ser. 2002-1,
                 Class A, FRN, 1.85%, 12/15/05                             4,951
                AmeriCredit Automobile Receivables Trust,
     3,207       Ser. 1999-A, Class A4, 5.88%, 12/12/05                    3,243
     3,600       Ser. 2001-D, Class A4, 4.41%, 11/12/08                    3,717
     7,200       Ser. 2002-A, Class A3, FRN, 2.00%, 10/12/06               7,207
     5,590      Associates Automobile Receivables Trust,
                 Ser. 2000-2, Class A3, 6.82%, 02/15/05                    5,697
    11,400      Bank One Issuance Trust, Ser. 2002-A2, Class A2,
                 4.16%, 01/15/08                                          11,771
     2,000      Carco Auto Loan Master Trust, Ser. 1999-4, Class A,
                 6.43%, 11/15/04                                           2,016
    15,150      Citibank Credit Card Issuance Trust, Ser. 2002-A2,
                 Class A2, FRN, 1.78%, 02/15/07                           15,146
     1,125      Citibank Credit Card Master Trust I, Ser. 1997-6,
                 Class A, PO, 0.00%, 08/15/06                              1,070
                Comed Transitional Funding Trust,
     4,844       Ser. 1998-1, Class A4, 5.39%, 06/25/05                    4,908
     2,750       Ser. 1998-1, Class A5, 5.44%, 03/25/07                    2,880
     1,950      Connecticut RRB Special Purpose Trust CL&P,
                 Ser. 2001-1, Class A1, 4.87%, 03/30/05                    1,967
     3,016      Conseco Finance, Ser. 2000-B, Class AF2, 7.34%,
                 02/15/19                                                  3,035
                Daimler Chrysler Auto Trust,
     3,919       Ser. 2000-C, Class A3, 6.82%, 09/06/04                    3,980
     7,186       Ser. 2000-D, Class A3, 6.66%, 01/08/05                    7,343
                Discover Card Master Trust I,
     6,520       Ser. 2000-5, Class A, FRN, 1.96%, 11/15/07                6,536
     4,750       Ser. 2002-1, Class A, FRN, 1.87%, 07/15/07                4,749
                EQCC Home Equity Loan Trust,
       284       Ser. 1997-3, Class A8, 6.41%, 12/15/04                      294
     6,046       Ser. 2002-1, Class 2A, FRN, 2.11%, 11/25/31               6,046
                Ford Credit Auto Owner Trust,
     2,300       Ser. 2001-C, Class A4, 4.83%, 02/15/05                    2,345
     1,200       Ser. 2002-C, Class A4, 3.79%, 09/15/06                    1,222
     2,446      IMC Home Equity Loan Trust, Ser. 1997-7, Class A5,
                 6.76%, 10/20/20                                           2,462
     7,000      MBNA Master Credit Card Trust USA, Ser. 1998-D,
                 Class C, #, 6.30%, 12/15/05                               7,209
                Onyx Acceptance Grantor Trust,
     4,100       Ser. 2001-B, Class A4, 5.49%, 11/15/07                    4,310
     5,000       Ser. 2001-C, Class A4, 5.23%, 08/15/08                    5,227
                Option One Mortgage Loan Trust,
     6,656       Ser. 2001-4, Class A, FRN, 2.11%, 01/25/32                6,660
     4,697       Ser. 2002-1, Class A, FRN, 2.10%, 02/25/32                4,698
     3,500      Peco Energy Transition Trust, Ser. 1999-A,
                 Class A4, 5.80%, 03/01/07                                 3,694

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
$    4,795      PP&L Transition Bond Co. LLC, Ser. 1991-1,
                 Class A3, 6.60%, 03/25/05                             $   4,862
     6,481      Premier Auto Trust, Ser. 1999-2, Class A4, 5.59%,
                 02/09/04                                                  6,540
     1,302      Providian Home Equity Loan Trust, Ser. 1999-1,             1,297
                 Class A, FRN, 2.13%, 06/25/25
     4,983      Sears Credit Account Master Trust, Ser. 1996-3,
                 Class A, 7.00%, 07/15/08                                  5,208
     7,400      WFS Financial Owner Trust, Ser. 2002-2, Class A4,
                 FRN, 4.50%, 02/20/10                                      7,669
     4,567      World Omni Auto Receivables Trust, Ser. 2001-A,
                 Class A3, 5.30%, 02/20/05                                 4,647
                ----------------------------------------------------------------
                Total Asset Backed Securities                            170,619
                (Cost $168,283)
--------------------------------------------------------------------------------
                Total Long-Term Investments                              555,763
                (Cost $546,045)
--------------------------------------------------------------------------------
      SHORT-TERM INVESTMENTS -- 25.6%
--------------------------------------------------------------------------------
     UNITS
                OPTIONS -- 0.0% ^
    11,230      Put Option on U.S. Treasury Note, 3.25%, 8/15/07,
                 strike price of 99.73, expiring 11/7/02                     128
    11,370      Put Option on U.S. Treasury Note, 3.25%, 8/15/07,
                 strike price of 99.54, expiring 12/5/02                     101
                ----------------------------------------------------------------
                Total Options                                                229
                (Cost $304)
                ----------------------------------------------------------------
   PRINCIPAL
    AMOUNT
     (USD)
                U.S. TREASURY SECURITY -- 0.1%
$    1,000      U.S. Treasury Bill, 1.87%, 11/14/02 @ +                      997
                (Cost $996)
                COMMERCIAL PAPER -- 7.2%
     7,500      DaimlerChrysler N.A. Holding Corp., 2.01%, 09/26/02 +      7,489
                General Mills, Inc.,
     4,150       1.92%, 09/06/02 +                                         4,149
     2,950       2.04%, 09/17/02 +                                         2,947
    15,000      Greyhawk Funding LLC, 2.13%, 10/02/02 +                   14,976
     7,600      Kingdom of Norway (Norway), 1.87%, 12/05/02 +              7,566
     7,000      Phillips Petroleum Co., 1.93%, 09/06/02 +                  6,998
                Reed Elsevier Group PLC (United Kingdom),
     1,890       2.15%, 09/12/02 +                                         1,889
       625       2.15%, 09/19/02 +                                           624
     3,050      Safeco Life Insurance Co., 1.94%, 09/04/02 +               3,049
     3,750      Sears Roebuck Acceptance Corp., 2.06%, 09/24/02 +          3,745
                ----------------------------------------------------------------
                Total Commercial Paper                                    53,432
                (Cost $53,427)
                ----------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      SHORT-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                CERTIFICATES OF DEPOSIT -- 2.4%
$   11,400      Nordea Bank Finland PLC (Yankee), Floating Rate,
                 1.73%, 11/25/02                                       $  11,381
     6,280      Washington Mutual Bank FA, Floating Rate, 2.07%,
                 11/14/02                                                  6,284
                ----------------------------------------------------------------
                Total Certificates of Deposit                             17,665
                (Cost $17,660)
                ----------------------------------------------------------------
    SHARES
                MONEY MARKET FUND -- 15.9%
   118,477      JPMorgan Prime Money Market Fund (a) +                   118,477
                (Cost $118,477)
--------------------------------------------------------------------------------
                Total Short-Term Investments                             190,800
                (Cost $190,864)

--------------------------------------------------------------------------------
                Total Investments -- 100.0%                             $746,563
                (Cost $736,909)
--------------------------------------------------------------------------------

FUTURES CONTRACTS
--------------------------------------------------------------------------------
                                                        NOTIONAL    UNREALIZED
  NUMBER                                                VALUE AT   APPRECIATION/
    OF                                   EXPIRATION      8/31/02  (DEPRECIATION)
 CONTRACTS   DESCRIPTION                    DATE          (USD)        (USD)
--------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
  1,145      2 Year Treasury Notes      December, 2002   $243,545      $597
    164      5 Year Treasury Notes      December, 2002     18,232        15

OPTIONS
--------------------------------------------------------------------------------
   UNITS        PUT OPTIONS WRITTEN                                        VALUE
--------------------------------------------------------------------------------
  (15,300)      Put Option on FNMA, 30 Year Fixed, 6.00%,
                strike price of 101.26, expiring 11/7/02                   (130)
  (15,300)      Put Option on FNMA, 30 Year Fixed, 6.00%,
                strike price of 101.88, expiring 12/5/02                   (100)
                ----------------------------------------------------------------
                Total Put Options Written                                 $(230)
                ----------------------------------------------------------------

                       See notes to financial statements.

JPMORGAN SHORT-TERM BOND FUND II
PORTFOLIO OF INVESTMENTS

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 80.0%
--------------------------------------------------------------------------------
                U.S. TREASURY SECURITIES -- 19.5%
                U.S. Treasury Notes & Bonds,
$    1,400       2.88%, 06/30/04                                     $     1,420
    46,515       3.00%, 02/29/04 +                                        47,256
    20,405       3.25%, 05/31/04                                          20,830
    87,450       3.38%, 04/30/04                                          89,427
     9,800       3.50%, 11/15/06                                           9,994
    40,800       4.38%, 05/15/07                                          42,966
     6,000       6.25%, 02/15/03 @ +                                       6,121
    37,100       6.75%, 05/15/05                                          41,291
                ----------------------------------------------------------------
                Total U.S. Treasury Securities                           259,305
                (Cost $254,775)
                ----------------------------------------------------------------

                U.S. GOVERNMENT AGENCY SECURITIES -- 10.6%
    33,100      European Investment Bank, 4.00%, 08/30/05                 34,344
     9,500      Federal Farm Credit Bank, FRN, 1.73%, 12/17/02 +           9,500
                Federal Home Loan Bank,
    15,000       Ser. 279, FRN, 1.72%, 06/17/03 +                         15,001
    13,800       Ser. 303, 3.75%, 04/15/04 +                              14,129
     7,000       Ser. DT02, 2.45%, 12/17/02 +                              7,014
                Federal Home Loan Mortgage Corp.,
    21,800       3.88%, 06/27/05 +                                        22,044
    15,150       4.50%, 07/23/07 +                                        15,516
       800       7.00%, 07/15/05 +                                           891
     5,150       7.38%, 05/15/03 +                                         5,352
    11,200      Federal National Mortgage Association, 3.40%,
                 11/15/04 +                                               11,228
     3,900      Inter-American Development Bank, 3.88%, 09/27/04           4,000
     1,400      Student Loan Marketing Association, MTN, 3.38%,
                 07/15/04 +                                                1,427
                ----------------------------------------------------------------
                Total U.S. Government Agency Securities                  140,446
                (Cost $137,777)
                ----------------------------------------------------------------

                FOREIGN GOVERNMENT SECURITY -- 1.2%
    15,500      Republic of Italy (Italy), MTN, 4.63%, 06/15/05           16,161
                (Cost $15,445)

                CORPORATE NOTES & BONDS -- 17.0%
                ASSET BACKED SECURITIES -- 2.5%
    24,200      Restructured Asset Securities with Enhanced
                 Returns (RACERS), Ser. 2002-23, Class C, FRN, #,
                 3.28%, 09/03/02                                          24,200
     9,400      Special Purpose Accounts Receivable Cooperative
                 Corp. (SPARCS), Ser. 2002-6, FRN, #, 2.66%,
                 05/23/04                                                  9,320
                                                                     -----------
                                                                          33,520

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                AUTOMOTIVE -- 0.5%
$    2,050      Ford Motor Credit Co.,
                 7.25%, 01/15/03                                     $     2,056
     5,000       MTN, FRN, 2.24%, 01/26/04                                 4,774
                                                                     -----------
                                                                           6,830

                BANKING -- 6.1%
       250      Bank of America N.A., FRN, 1.95%, 06/03/04                   249
    11,000      Bank of Nova Scotia (Canada), MTN, 1.83%,
                 02/26/03                                                 11,002
     2,150      Bank One N.A., FRN, 1.96%, 04/24/03                        2,149
    32,100      KFW International Finance, Inc., 4.25%, 04/18/05          33,288
    15,800      Northern Rock PLC (United Kingdom), MTN, FRN, #,
                 1.98%, 03/18/04                                          15,794
    15,400      Wells Fargo & Co., 7.25%, 08/24/05                        17,122
                                                                     -----------
                                                                          79,604

                DIVERSIFIED -- 0.2%
     2,250      General Electric Capital Corp., Ser. A, MTN, 6.75%,
                 09/11/03                                                  2,348

                FINANCIAL SERVICES -- 4.6%
                CIT Group, Inc.,
     6,755       5.63%, 05/17/04                                           6,825
     2,300       7.13%, 10/15/04                                           2,372
       700       7.50%, 11/14/03                                             721
     6,100       MTN, FRN, 3.32%, 03/01/04                                 6,100
    10,100      Citigroup, Inc., 4.13%, 06/30/05                          10,293
       250      FleetBoston Corp., 8.38%, 12/15/02                           254
     8,000      Heller Financial, Inc., 7.88%, 05/15/03                    8,313
     2,100      International Lease Finance Corp., MTN, 4.75%,
                 06/02/03                                                  2,130
     5,000      Premium Asset Trust, Ser. 1998-1, FRN, #, 2.09%,
                 06/11/03                                                  4,994
    12,900      Principal Life Global Funding I, #, 5.13%, 06/28/07       13,406
     5,000      Protective Life U.S. Funding Trust, #, 5.50%,
                 05/14/04                                                  5,231
                                                                     -----------
                                                                          60,639

                INSURANCE -- 0.6%
                American General Finance Corp.,
     2,250       5.90%, 01/15/03                                           2,275
       100       Ser. F, MTN, FRN, 2.23%, 06/11/03                           100
     5,900      Metropolitan Life Global Funding I, #, 4.75%,
                 06/20/07                                                  5,965
                                                                     -----------
                                                                           8,340

                MACHINERY & ENGINEERING EQUIPMENT -- 0.1%
     1,700      Caterpillar Financial Services Corp., Ser. F, MTN,
                 6.50%, 10/15/02                                           1,708

                OIL & GAS -- 0.1%
     1,500      Texaco Capital, Inc., 8.50%, 02/15/03                      1,536

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                PAPER/FOREST PRODUCTS -- 0.4%
$    5,200      Weyerhaeuser Co., FRN, #, 3.01%, 09/15/03            $     5,200

                PHARMACEUTICALS -- 0.5%
     6,270      Abbott Laboratories, 5.13%, 07/01/04                       6,534

                RETAILING -- 0.8%
     1,500      Target Corp., 6.40%, 02/15/03                              1,524
     9,000      Wal-Mart Stores, Inc., 4.38%, 08/01/03                     9,175
                                                                     -----------
                                                                          10,699

                TELECOMMUNICATIONS -- 0.1%
     1,800      BellSouth Telecommunications, Inc., 6.50%,
                 06/15/05                                                  1,908

                UTILITIES -- 0.5%
     1,500      Hydro-Quebec (Canada) (Yankee), 7.38%, 02/01/03            1,530
     5,300      National Rural Utilities Cooperative Finance Corp.,
                 5.25%, 07/15/04                                           5,473
                                                                     -----------
                                                                           7,003
                ----------------------------------------------------------------
                Total Corporate Notes & Bonds                            225,869
                (Cost $222,252)
                ----------------------------------------------------------------

                RESIDENTIAL MORTGAGE BACKED SECURITIES -- 7.8%
                COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.7%
     2,239      Bank of America Mortgage Securities, Ser. 2001-9,
                 Class 1A7, FRN, 2.69%, 09/25/31                           2,243
     1,564      Countrywide Home Loans, Inc., Ser. 1998-18,
                 Class 1A12, 6.50%, 11/25/28                               1,574
     7,212      Credit Suisse First Boston Mortgage Securities
                 Corp., Ser. 2001-26, Class 3A2, FRN, 2.46%, 11/25/31      7,239
                Federal National Mortgage Association,
     4,361       Ser. 1996-57, Class D, 7.00%, 10/25/24                    4,395
    19,075       Ser. 2002-W6, Class 1A1, 3.09%, 12/25/28                 19,093
       252      Fifth Third Mortgage Loan Trust, Ser. 2000-FTB1,
                 Class A2, 6.50%, 10/18/30                                   253
     9,855      GE Capital Mortgage Services, Inc., Ser. 1998-20,
                 Class A1, 6.50%, 11/25/28                                10,000
    13,933      Government National Mortgage Association,
                 Ser. 2002-24, Class FA, FRN, 2.28%, 04/16/32             13,954
     4,673      GSR Mortgage Loan Trust, Ser. 2002-1, Class A2A,
                 FRN, 3.29%, 03/25/32                                      4,660
                Norwest Asset Securities Corp.,
     6,973       Ser. 1999-4, Class A1, 6.50%, 03/26/29                    7,130
     4,458       Ser. 1999-9, Class A2, 6.50%, 04/25/29                    4,516
     5,336      Residential Accredit Loans, Inc., Ser. 2001-QS11,
                 Class A5, FRN, 2.36%, 08/25/31                            5,331
                Residential Funding Mortgage Securities I,
     1,149       Ser. 1998-S24, Class A1, 6.50%, 10/25/28                  1,156
     1,979       Ser. 2001-S23, Class 1A7, FRN, 2.61%, 10/25/31            1,981
     8,441       Ser. 2001-S26, Class A4, FRN, 2.71%, 11/25/31             8,436

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                COLLATERALIZED MORTGAGE OBLIGATIONS -- CONTINUED
                Washington Mutual,
$    1,994       Ser. 2001-AR4, Class A1, 2.78%, 12/25/31            $     1,995
       964       Ser. 2001-S11, Class A7, FRN, 2.69%, 12/25/31               959
     7,000      Wells Fargo Mortgage Backed Securities Trust,
                 Ser. 2001-15, Class 2A2, 6.75%, 07/25/31                  7,125
                                                                     -----------
                                                                         102,040

                MORTGAGE BACKED PASS-THROUGH SECURITIES -- 0.1%
     1,545      Federal National Mortgage Association, TBA, 6.00%,
                 09/25/17                                                  1,597
                Government National Mortgage Association,
       123       Pool 526096, 8.50%, 09/15/30                                133
       233       Pool 531310, 8.50%, 08/15/30                                252
                                                                     -----------
                                                                           1,982
                ----------------------------------------------------------------
                Total Residential Mortgage Backed Securities             104,022
                (Cost $104,114)
                ----------------------------------------------------------------

                ASSET BACKED SECURITIES -- 23.9%
                American Express Credit Account Master Trust,
     1,000       Ser. 1999-1, Class A, 5.60%, 11/15/06                     1,048
     8,350       Ser. 2001-1, Class A, FRN, 1.92%, 09/15/08                8,368
                American Express Master Trust,
     1,900       Ser. 1998-1, Class A, 5.90%, 04/15/04                     1,948
     4,600       Ser. 2002-1, Class A, FRN, 1.85%, 12/15/05                4,647
                AmeriCredit Automobile Receivables Trust,
    10,215       Ser. 2001-D, Class A4, 4.41%, 11/12/08                   10,547
    11,500       Ser. 2002-A, Class A3, FRN, 2.00%, 10/12/06              11,511
     8,696      Associates Automobile Receivables Trust,
                 Ser. 2000-2, Class A3, 6.82%, 02/15/05                    8,861
    22,000      Bank One Issuance Trust, Ser. 2002-A2, Class A2,
                 4.16%, 01/15/08                                          22,716
    10,200      Capital Auto Receivables Asset Trust, Ser. 2002-2,
                 Class A3, 3.82%, 07/15/05                                10,415
    15,750      Capital One Master Trust, Ser. 2000-5, Class A, FRN,
                 1.88%, 08/15/06                                          15,755
     2,000      Carco Auto Loan Master Trust, Ser. 1999-4, Class A,
                 6.43%, 11/15/04                                           2,016
    12,750      Citibank Credit Card Issuance Trust, Ser. 2002-A2,
                 Class A2, FRN, 1.78%, 02/15/07                           12,746
     5,000      Citibank Credit Card Master Trust I, Ser. 1999-1,
                 5.50%, 02/15/06                                           5,213
     5,651      Comed Transitional Funding Trust, Ser. 1998-1,
                 Class A4, 5.39%, 06/25/05                                 5,725
       780      Connecticut RRB Special Purpose Trust CL&P,
                 Ser. 2001-1, Class A1, 4.87%, 03/30/05                      787
    19,014      Countrywide Home Equity Loan Trust, Ser. 2002-D,
                 Class A, FRN, 2.02%, 08/15/28                            18,965

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                Daimler Chrysler Auto Trust,
$      270       Ser. 2000-C, Class A4, 6.85%, 11/06/05              $       287
    15,000       Ser. 2001-A, Class A3, 5.16%, 01/06/05                   15,384
     2,100      Dayton Hudson Credit Card Master Trust,
                 Ser. 1997-1, Class A, 6.25%, 08/25/05                     2,111
                Discover Card Master Trust I,
     2,430       Ser. 1998-6, Class A, 5.85%, 01/17/06                     2,506
     7,550       Ser. 2002-1, Class A, FRN, 1.85%, 07/15/07                7,549
     8,465      EQCC Trust, Ser. 2002-1, Class 2A, FRN,
                 2.11%, 11/25/31                                           8,465
                First USA Credit Card Master Trust,
     2,207       Ser. 1998-9, Class A, 5.28%, 09/18/06                     2,290
    10,000       Ser. 2001-2, Class A, FRN, 1.88%, 11/20/06               10,006
                Ford Credit Auto Owner Trust,
     4,591       Ser. 1999-D, Class A5, 6.52%, 09/15/03                    4,634
       400       Ser. 2001-C, Class A4, 4.83%, 02/15/05                      408
     2,200       Ser. 2001-C, Class A5, 5.25%, 09/15/05                    2,300
     5,000       Ser. 2001-D, Class A3, 4.31%, 06/15/05                    5,103
     8,000       Ser. 2002-C, Class A4, 3.79%, 09/15/06                    8,148
                Household Automotive Trust,
       200       Ser. 2000-3, Class A4, 7.16%, 05/17/07                      212
    25,500       Ser. 2002-1, Class A4, 4.39%, 05/18/09                   26,216
    10,000      MBNA Master Credit Card Trust USA, Ser. 1998-G,
                 Class A, FRN, 1.91%, 02/17/09                            10,003
     2,919      MMCA Automobile Trust, Ser. 2000-2, Class A3,
                 6.78%, 10/15/04                                           2,970
     1,500      Nationsbank Credit Card Master Trust, Ser. 1993-2,
                 Class A, 6.00%, 12/15/05                                  1,568
                Onyx Acceptance Grantor Trust,
     1,200       Ser. 2001-B, Class A4, 5.49%, 11/15/07                    1,262
     7,500       Ser. 2002-B, Class A4, 4.71%, 03/15/09                    7,815
                Option One Mortgage Loan Trust,
     8,058       Ser. 2001-4, Class A, FRN, 2.11%, 01/25/32                8,063
     5,985       Ser. 2002-05, Class A2, FRN, 2.06%, 10/25/32              5,938
     7,515       Ser. 2002-1, Class A, FRN, 2.10%, 02/25/32                7,517
       450      PP&L Transition Bond Co. LLC, Ser. 1999-1, Class A4,
                 6.72%, 12/26/05                                             469
     4,089      Premier Auto Trust, Ser. 1999-2, Class A4, 5.59%,
                 02/09/04                                                  4,126
        13      Residential Asset Securities Corp., Ser. 1999-KS2,
                 Class AI4, 6.80%, 10/25/23                                   13
     5,284      Sears Credit Account Master Trust, Ser. 1998-2,
                 Class A, 5.25%, 10/16/08                                  5,459
     1,700      Standard Credit Card Master Trust, Ser. 1993-2,
                 Class A, 5.95%, 10/07/04                                  1,762
       259      The Money Store Home Equity Trust, Ser. 1996-B,
                 Class A8, 7.91%, 05/15/24, 7.91%, 5/15/24                   268
     2,000      Travelers Bank Credit Card Master Trust, Ser. 1998-1,
                 Class A, 6.00%, 01/15/05                                  2,033

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT
     (USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
$    3,000      Wells Fargo Auto Trust, Ser. 2001-A, Class A3,
                 4.68%, 02/15/05                                       $   3,051
                WFS Financial Owner Trust,
     4,954       Ser. 2001-C, Class A2, 3.97%, 06/20/04                    4,968
    11,900       Ser. 2002-2, Class A4, FRN, 4.50%, 02/20/10              12,332
                ----------------------------------------------------------------
                Total Asset Backed Securities                            316,504
                (Cost $312,613)
--------------------------------------------------------------------------------
                Total Long-Term Investments                            1,062,307
                (Cost $1,046,976)
--------------------------------------------------------------------------------

      SHORT-TERM INVESTMENTS -- 20.0%
--------------------------------------------------------------------------------
                U.S. TREASURY SECURITY -- 0.1%
     1,800      U.S. Treasury Bill, 1.87%, 11/14/02 +                      1,794
                (Cost $1,793)

                COMMERCIAL PAPER -- 5.1%
    13,200      DaimlerChrysler N.A. Holding Corp., 2.01%,
                 09/26/02 +                                               13,181
                General Mills, Inc.,
     7,240       1.92%, 09/06/02 +                                         7,237
     5,400       2.04%, 09/17/02 +                                         5,395
    11,800      Kingdom of Norway (Norway), 1.87%, 12/05/02 +             11,748
    13,000      Phillips Petroleum Co., 1.93%, 09/06/02 +                 12,996
     4,600      Reed Elsevier Group PLC (United Kingdom), 2.15%,
                 09/19/02 +                                                4,595
     5,303      Safeco Life Insurance Co., 1.94%, 09/04/02 +               5,302
     6,650      Sears Roebuck Acceptance Corp., 2.06%, 09/24/02 +          6,641
                ----------------------------------------------------------------
                Total Commercial Paper                                    67,095
                (Cost $67,091)
                ----------------------------------------------------------------

                CERTIFICATES OF DEPOSIT -- 2.1%
    17,200      Nordea Bank Finland PLC (Yankee), Floating Rate,
                 1.73%, 11/25/02                                          17,171
    10,100      Washington Mutual Bank FA, Floating Rate, 2.07%,
                 11/14/02                                                 10,107
                ----------------------------------------------------------------
                Total Certificates of Deposit                             27,278
                (Cost $27,275)
                ----------------------------------------------------------------
    SHARES
                MONEY MARKET FUND -- 12.7%
                ----------------------------------------------------------------
   168,486      JPMorgan Prime Money Market Fund (a) +                   168,486
                (Cost $168,486)
--------------------------------------------------------------------------------
                Total Short-Term Investments                             264,653
                (Cost $264,645)
--------------------------------------------------------------------------------
                Total Investments -- 100.0%                            $1,326,960
                (Cost $1,311,621)
--------------------------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

FUTURES CONTRACTS
--------------------------------------------------------------------------------
                                                       NOTIONAL     UNREALIZED
  NUMBER                                                 VALUE     APPRECIATION/
    OF                                   EXPIRATION   AT 8/31/02  (DEPRECIATION)
 CONTRACTS   DESCRIPTION                    DATE         (USD)         (USD)
--------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
  1,270      2 Year Treasury Notes    December, 2002    $270,133       $663
    346      5 Year Treasury Notes    December, 2002      38,465         31

                       See notes to financial statements.

JPMORGAN STRATEGIC INCOME FUND
PORTFOLIO OF INVESTMENTS

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 90.7%
--------------------------------------------------------------------------------
                U.S. TREASURY SECURITIES -- 6.0%
                U.S. Treasury Notes & Bonds,
$       20       2.88%, 06/30/04 +                                   $        20
       495       3.25%, 08/15/07 +                                           496
       270       4.38%, 05/15/07                                             284
        85       4.38%, 08/15/12 +                                            87
        25       4.63%, 02/28/03 @ +                                          25
        50       4.75%, 01/31/03 @                                            51
       185       4.88%, 02/15/12                                             196
        60       5.38%, 02/15/31 +                                            64
                ----------------------------------------------------------------
                Total U.S. Treasury Securities                             1,223
                (Cost $1,210)
                ----------------------------------------------------------------

                U.S. GOVERNMENT AGENCY SECURITIES -- 3.2%
        75      Federal Home Loan Mortgage Corp., 4.25%, 06/15/05 +           78
        80      Federal National Mortgage Association, 7.13%,
                 01/15/30 +                                                   97
       200      Inter-American Development Bank, 7.38%, 01/15/10             240
       200      International Bank for Reconstruction &
                 Development, 7.00%, 01/27/05                                221
                ----------------------------------------------------------------
                Total U.S. Government Agency Securities                      636
                (Cost $569)
                ----------------------------------------------------------------

                FOREIGN GOVERNMENT SECURITIES -- 26.6%
                Federal Republic of Brazil (Brazil),
       209       8.00%, 04/15/14 +                                           130
        20       11.00%, 08/17/40 +                                           11
        60       11.50%, 03/12/08 +                                           41
        53       FRN, 3.13%, 04/15/09 +                                       32
                Federal Republic of Germany (Germany),
EUR    500       Ser. 136, 5.00%, 08/19/05                                   508
EUR    250       Ser. 137, 5.00%, 02/17/06                                   254
       100      Malaysia Government International Bond (Malaysia),
                 7.50%, 07/15/11                                             113
                National Republic of Bulgaria (Bulgaria),
        73       FRN, 2.69%, 07/28/11 +                                       65
       133       Ser. A, FRN, 2.69%, 07/28/12 +                              121
       100       Ser. A, FRN, 2.69%, 07/28/24 +                               90
EUR    500       Netherlands Government Bond (The Netherlands),
                 5.50%, 07/15/10                                             522
       100      Province of Ontario (Canada), 7.00%, 08/04/05                111
                Province of Quebec (Canada),
       100       6.13%, 01/22/11                                             109
        30       7.50%, 09/15/29                                              37
       250      Republic of Chile (Chile), 5.63%, 07/23/07 +                 256
                Republic of Colombia (Colombia),
       135       9.75%, 04/23/09 +                                           115
       135       11.75%, 02/25/20 +                                          119
       250      Republic of Costa Rica (Costa Rica), #, 8.11%,
                 02/01/12 +                                                  251

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
$       25      Republic of Egypt (Egypt), 8.75%, 07/11/11              $     25
       100      Republic of El Salvador (El Salvador), #, 8.25%,
                 04/10/32                                                     95
       150      Republic of Korea (South Korea), 8.88%, 04/15/08             184
                Republic of Panama (Panama),
        90       9.63%, 02/08/11                                              89
       100       10.75%, 05/15/20                                            100
                Republic of Peru (Peru),
       143       #, 9.13%, 02/21/12                                          121
        30       9.13%, 02/21/12                                              25
       135       FRN, 4.00%, 03/07/17                                         85
        79       FRN, 4.50%, 03/07/17                                         55
                Republic of Philippines (Philippines),
        30       8.38%, 03/12/09                                              30
        80       9.88%, 03/16/10                                              86
       145       9.88%, 01/15/19                                             144
         5       10.63%, 03/16/25                                              5
       100      Republic of South Africa (South Africa) (Yankee),
                 8.50%, 06/23/17                                             105
                Republic of Turkey (Turkey),
       195       11.88%, 01/15/30                                            170
        91       12.38%, 06/15/09                                             86
       200      Republic of Uruguay (Uruguay), 7.63%, 01/20/12               105
                Russian Federation (Russia),
        69       8.25%, 03/31/10                                              68
       140       8.75%, 07/24/05                                             147
       100       10.00%, 06/26/07                                            107
         5       11.00%, 07/24/18                                              5
       187       SUB, 5.00%, 03/31/30                                        131
       100      State of Qatar (Qatar), 9.50%, 05/21/09                      123
                United Mexican States (Mexico),
        50       8.13%, 12/30/19                                              49
        35       8.38%, 01/14/11                                              37
        35       9.88%, 01/15/07                                              40
        80       9.88%, 02/01/10                                              92
        35       11.38%, 09/15/16                                             44
       100       MTN, 8.30%, 08/15/31                                         99
        40       MTN, 8.50%, 02/01/06                                         44
                ----------------------------------------------------------------
                Total Foreign Government Securities                        5,381
                (Cost $5,201)
                ----------------------------------------------------------------

                CORPORATE NOTES & Bonds -- 40.8%
                ADVERTISING -- 0.2%
        50      Advanstar Communications, Inc., Ser. B, 12.00%,
                 02/15/11                                                     34

                AEROSPACE -- 1.1%
       100      BE Aerospace, Inc., Ser. B, 8.00%, 03/01/08                   87
       100      L-3 Communications Corp., #, 7.63%, 06/15/12                 103
         5      Northrop Grumman Corp., 7.75%, 02/15/31                        6

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                AEROSPACE -- CONTINUED
$       10      Raytheon Co., 6.55%, 03/15/10                        $        10
        10      United Technologies Corp., 6.10%, 05/15/12                    11
                                                                     -----------
                                                                             217
                AUTOMOTIVE -- 0.9%
                DaimlerChrysler N.A. Holdings Corp.,
        10       7.75%, 01/18/11                                              11
         5       8.50%, 01/18/31                                               6
        65      Ford Motor Credit Co., 7.38%, 02/01/11                        63
                General Motors Acceptance Corp.,
        15       6.88%, 09/15/11                                              15
        10       8.00%, 11/01/31                                              10
        30      General Motors Corp., 7.20%, 01/15/11                         31
        50      Metaldyne Corp., #, 11.00%, 06/15/12                          44
                                                                     -----------
                                                                             180

                BANKING -- 2.4%
        15      Abbey National Capital Trust I, FRN, 8.96%,
                 12/31/49                                                     18
        30      Bank of America Corp., 7.40%, 01/15/11                        35
        35      Bank One N.A., 5.50%, 03/26/07                                38
       250      Banque Centrale de Tunisie (Tunisia), 7.38%,
                 04/25/12                                                    249
        25      Barclays Bank PLC (United Kingdom), FRN, #,
                 8.55%, 12/31/49                                              30
        25      First Union National Bank, 7.80%, 08/18/10                    29
        10      National Australia Bank LTD (Australia) (Yankee),
                 Ser. A, 8.60%, 05/19/10                                      12
         5      National City Bank, 6.20%, 12/15/11                            5
        25      Royal Bank of Scotland Group PLC (United
                 Kingdom), FRN, 7.65%, 12/31/49                               28
        15      SunTrust Banks, Inc., 6.38%, 04/01/11                         16
        10      U.S. Bank N.A., 6.38%, 08/01/11                               11
        10      Wells Fargo & Co., 5.13%, 09/01/12                            10
                                                                     -----------
                                                                             481

                BROADCASTING/CABLE -- 1.8%
       120      British Sky Broadcasting PLC (United Kingdom)
                 (Yankee), 6.88%, 02/23/09                                   116
                Charter Communications Holdings LLC/Charter
                Communications Holdings Capital Corp.,
       100       10.00%, 04/01/09                                             70
       120       10.00%, 05/15/11                                             83
        10      Cox Communications, Inc., 6.75%, 03/15/11                     10
       100      Mediacom LLC/Mediacom Capital Corp., 9.50%,
                 01/15/13                                                     80
                                                                     -----------
                                                                             359

                BUSINESS SERVICES -- 0.5%
       100      Iron Mountain, Inc., 8.63%, 04/01/13                         100

                CHEMICALS -- 2.5%
       100      Avecia Group PLC (United Kingdom), 11.00%,
                 07/01/09                                                     96

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                CHEMICALS -- CONTINUED
$      100      Hercules, Inc., 11.13%, 11/15/07                     $       106
       100      Huntsman ICI Chemicals LLC, 10.13%, 07/01/09                  88
                Lyondell Chemical Co.,
       100       10.88%, 05/01/09                                             87
        10       Ser A, 9.63%, 05/01/07                                       10
        25      Noveon, Inc., Ser. B, 11.00%, 02/28/11                        27
       100      Scotts Co., 8.63%, 01/15/09                                  102
                                                                     -----------
                                                                             516

                CONSTRUCTION -- 1.0%
       100      D.R. Horton, Inc., 9.38%, 03/15/11                            97
       100      Standard-Pacific Corp., 9.50%, 09/15/10                       98
                                                                     -----------
                                                                             195

                CONSUMER PRODUCTS -- 0.5%
       315      Drypers Corp., Ser. B, 10.25%, 06/15/07                        3
       100      Playtex Products, Inc., 9.38%, 06/01/11                      107
                                                                     -----------
                                                                             110

                CONSUMER SERVICES -- 0.8%
       100      Quebecor Media, Inc. (Canada), 11.13%, 07/15/11               82
       100      Service Corp. International, 6.00%, 12/15/05                  86
                                                                     -----------
                                                                             168

                DIVERSIFIED -- 0.5%
       100      General Electric Capital Corp., Ser. A, MTN, 6.50%,
                 12/10/07                                                    111

                ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.2%
        50      Flextronics International LTD (Singapore) (Yankee),
                 9.88%, 07/01/10                                              51

                ENTERTAINMENT/LEISURE -- 1.0%
       100      Argosy Gaming Co., 10.75%, 06/01/09                          108
       100      Six Flags, Inc., 9.50%, 02/01/09                              90
                                                                     -----------
                                                                             198

                ENVIRONMENTAL SERVICES -- 0.9%
       175      Allied Waste North America, Ser. B, 10.00%,
                 08/01/09                                                    173

                FINANCIAL SERVICES -- 3.8%
                CIT Group, Inc.,
       150       5.63%, 05/17/04                                             152
        15       7.75%, 04/02/12                                              16
        35      Citigroup, Inc., 6.50%, 01/18/11                              38
        10      Countrywide Home Loans, Inc., Ser. K, MTN, 5.63%,
                 05/15/07                                                     10
                Credit Suisse First Boston USA, Inc.,
         5       6.13%, 11/15/11                                               5
         5       6.50%, 01/15/12                                               5
       155      FleetBoston Financial Corp., 7.25%, 09/15/05                 168
                Goldman Sachs Group, Inc.,
        15       5.70%, 09/01/12                                              15
        10       6.60%, 01/15/12                                              11

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                FINANCIAL SERVICES -- CONTINUED
$       50      H&E Equipment Services LLC/H&E Finance Corp., #,
                 11.13%, 06/15/12                                    $        44
        25      Household Finance Corp., 6.75%, 05/15/11                      25
        20      ING Capital Funding Trust III, 8.44%, 12/31/49                23
        10      Lehman Brothers Holdings, Inc., 6.63%, 01/18/12               11
                Morgan Stanley Dean Witter & Co.,
        25       5.80%, 04/01/07                                              26
         5       6.75%, 04/15/11                                               5
         5      Prudential Holdings LLC, #, 8.70%, 12/18/23                    6
                Targeted Return Index (TRAINS),
        18       Ser. 2002-5, FRN, #, 5.89%, 01/25/07                         19
        36       Ser. 2002-10, FRN, #, 6.85%, 01/15/12                        39
        25      UBS Preferred Funding Trust I, FRN, 8.62%,
                 10/29/49                                                     30
        15      Washington Mutual Bank FA, 6.88%, 06/15/11                    16
       100      Yell Finance BV (The Netherlands), 10.75%,
                 08/01/11                                                    100
                                                                     -----------
                                                                             764

                FOOD/BEVERAGE PRODUCTS -- 1.0%
         5      ConAgra Foods, Inc., 6.75%, 09/15/11                           5
       100      Del Monte Corp., Ser. B, 9.25%, 05/15/11                     102
       100      Fleming Companies, Inc., Ser. D, 10.63%, 07/31/07             89
        10      Kellogg Co., Ser. B, 6.60%, 04/01/11                          11
         5      Kraft Foods, Inc., 6.25%, 06/01/12                             5
                                                                     -----------
                                                                             212

                HEALTH CARE/HEALTH CARE SERVICES -- 0.5%
       100      Fresenius Medical Care Capital Trust II, 7.88%,
                 02/01/08                                                     83
        10      Tenet Healthcare Corp., 6.38%, 12/01/11                       10
        15      Triad Hospitals, Inc., Ser. B, 11.00%, 05/15/09               17
                                                                     -----------
                                                                             110

                HOTELS/OTHER LODGING -- 2.3%
       100      Ameristar Casinos, Inc., 10.75%, 02/15/09                    107
       100      Extended Stay America, Inc., 9.88%, 06/15/11                  98
        50      Mandalay Resort Group, Ser. B, 10.25%, 08/01/07               54
        90      MGM Mirage, Inc., 9.75%, 06/01/07                             97
       100      Station Casinos, Inc., 9.88%, 07/01/10                       107
                                                                     -----------
                                                                             463

                INSURANCE -- 0.3%
        10      AIG SunAmerica Global Financing IX, #, 6.90%,
                 03/15/32                                                     11
        15      AXA (France), 8.60%, 12/15/30                                 17
        15      Metlife, Inc., 6.13%, 12/01/11                                15
                Nationwide Financial Services,
         5       5.90%, 07/01/12                                               5
         5       6.25%, 11/15/11                                               5
         5      UnumProvident Corp., 7.38%, 06/15/32                           5
                                                                     -----------
                                                                              58

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                MANUFACTURING -- 0.6%
$       15      Honeywell International, Inc., 6.13%, 11/01/11       $        16
       100      Terex Corp., Ser B, 10.38%, 04/01/11                         103
                                                                     -----------
                                                                             119

                MULTI-MEDIA -- 1.0%
        30      AOL Time Warner, Inc., 7.63%, 04/15/31                        24
       100      Emmis Communications Corp., Ser B, 8.13%,
                 03/15/09                                                     99
       100      Primedia, Inc., Ser. B, 8.50%, 02/01/06                       79
                                                                     -----------
                                                                             202

                OIL & GAS -- 2.8%
         5      Alberta Energy Co., LTD (Canada) (Yankee), 7.38%,
                 11/01/31                                                      6
        10      Amerada Hess Corp., 7.88%, 10/01/29                           12
        10      Anadarko Finance Co., Ser. B, 6.75%, 05/01/11                 11
        15      Anadarko Petroleum Corp., 6.13%, 03/15/12                     16
       100      Chesapeake Energy Corp., 8.13%, 04/01/11                      99
        10      Conoco Funding Co., 7.25%, 10/15/31                           11
        15      Lasmo USA, Inc., 7.30%, 11/15/27                              17
       150      Newpark Resources, Inc., Ser. B, 8.63%, 12/15/07             140
        15      Occidental Petroleum Corp., 6.75%, 01/15/12                   16
       100      Petroliam Nasional BHD (Malaysia), #, 7.75%,
                 08/15/15                                                    112
       100      Plains Exploration & Production Co., #, 8.75%,
                 07/01/12                                                    100
        15      Transocean, Inc., 7.50%, 04/15/31                             17
        15      Valero Energy Corp., 6.88%, 04/15/12                          16
                                                                     -----------
                                                                             573

                PACKAGING -- 2.1%
       110      Kappa Beheer BV (The Netherlands) (Yankee),
                 10.63%, 07/15/09                                            111
       100      Owens-Brockway Glass Container Corp., 8.88%,
                 02/15/09                                                    102
       100      Riverwood International Corp., 10.63%, 08/01/07              104
       100      Stone Container Corp., 9.75%, 02/01/11                       105
                                                                     -----------
                                                                             422

                PAPER/FOREST PRODUCTS -- 1.2%
       150      Georgia-Pacific Corp., 9.50%, 12/01/11                       142
         5      International Paper Co., 6.75%, 09/01/11                       5
         5      MeadWestvaco Corp., 6.85%, 04/01/12                            5
        75      Tembec Industries, Inc. (Canada), 8.50%,
                 02/01/11                                                     75
        15      Weyerhaeuser Co., #, 6.75%, 03/15/12                          16
                                                                     -----------
                                                                             243

                PIPELINES -- 0.1%
        10      Kinder Morgan, Inc., #, 6.50%, 09/01/12                       10
        10      Sonat, Inc., 7.63%, 07/15/11                                   9
         5      TransCanada Pipelines LTD (Canada) (Yankee),
                 8.63%, 05/15/12                                               6
                                                                     -----------
                                                                              25

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT TRUST -- 2.0%
$      100      FelCor Lodging LP, 9.50%, 09/15/08                   $       101
       100      Host Marriott LP, Ser. G, 9.25%, 10/01/07                    101
       100      MeriStar Hospitality Operating Partnership
                 LP/MeriStar Hospitality Finance Corp., 10.50%,
                 06/15/09                                                    100
       100      Ventas Realty LP/Ventas Capital Corp., 9.00%,
                 05/01/12                                                    101
                                                                     -----------
                                                                             403

                RESTAURANTS/FOOD SERVICES -- 0.8%
        60      NE Restaurant Co., Inc., 10.75%, 07/15/08                     52
       100      Yum! Brands, Inc., 8.88%, 04/15/11                           107
                                                                     -----------
                                                                             159

                RETAILING -- 1.1%
         5      Albertson's, Inc., 7.50%, 02/15/11                             6
        21      All Star Gas Corp., 11.00%, 06/30/03 (d), (i)                  7
       100      Buffets, Inc., #, 11.25%, 07/15/10                           101
         5      Federated Department Stores, Inc., 6.63%, 04/01/11             5
       100      Great Atlantic & Pacific Tea Co., 9.13%, 12/15/11             85
         5      Kroger Co., 6.80%, 04/01/11                                    5
        15      Safeway, Inc., 6.50%, 03/01/11                                16
                                                                     -----------
                                                                             225

                SEMI-CONDUCTORS -- 0.4%
       100      Amkor Technology, Inc., 10.50%, 05/01/09                      52
        25      Fairchild Semiconductor International, Inc., 10.50%,
                 02/01/09                                                     26
                                                                     -----------
                                                                              78

                SHIPPING/TRANSPORTATION -- 0.9%
        15      Burlington Northern Santa Fe Corp., 6.75%,
                 07/15/11                                                     17
        10      CSX Corp., 6.30%, 03/15/12                                    11
        15      Norfolk Southern Corp., 6.75%, 02/15/11                       17
       100      Teekay Shipping Corp. (Bahamas), 8.88%, 07/15/11             103
        30      Union Pacific Corp., 6.65%, 01/15/11                          32
                                                                     -----------
                                                                             180

                STEEL -- 0.3%
        50      Oregon Steel Mills, Inc., #, 10.00%, 07/15/09                 52

                TELECOMMUNICATIONS -- 3.4%
        10      AT&T Corp., FRN, 7.30%, 11/15/11                               9
        15      AT&T Wireless Services, Inc., 7.88%, 03/01/11                 13
        25      BellSouth Capital Funding, 7.75%, 02/15/10                    28
        15      British Telecom PLC (United Kingdom), SUB, 8.87%,
                 12/15/30                                                     17
        10      Cingular Wireless, #, 6.50%, 12/15/11                          9
       100      Crown Castle International Corp., 10.75%, 08/01/11            66
        10      Deutsche Telekom International Finance BV (The
                 Netherlands), SUB, 8.50%, 06/15/10                           11
       175      EchoStar Broadband Corp., 10.38%, 10/01/07                   180

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                TELECOMMUNICATIONS -- CONTINUED
$        5      France Telecom (France), SUB, 9.00%, 03/01/31        $         5
        40      Insight Midwest LP/Insight Capital, Inc., 9.75%,
                 10/01/09                                                     34
        85      Nextel Communications, Inc., 9.38%, 11/15/09                  65
        10      SBC Communications, Inc., 5.88%, 08/15/12                     10
                Sprint Capital Corp.,
        20       8.38%, 03/15/12                                              17
         5       8.75%, 03/15/32                                               4
        15      TCI Communications, Inc., 7.88%, 02/15/26                     14
       100      Time Warner Telecom, Inc., 9.75%, 07/15/08                    44
       100      TSI Telecommunication Services, Inc., Ser. B,
                 12.75%, 02/01/09                                             88
         5      Verizon Global Funding Corp., 7.38%, 09/01/12                  5
        15      Verizon New Jersey, Inc., 5.88%, 01/17/12                     14
        25      Verizon New York, Inc., Ser. A, 6.88%, 04/01/12               25
        20      Vodafone Group PLC (United Kingdom), 7.75%,
                 02/15/10                                                     22
                Worldcom, Inc.,
         1       7.50%, 05/15/11 (d) *                                         0^^
         1       8.00%, 05/15/06 (d) *                                         0^^
                                                                     -----------
                                                                             680

                TRANSPORTATION -- 0.4%
        75      CP Ships LTD (Canada), #, 10.38%, 07/15/12                    76

                UTILITIES -- 1.5%
                Calpine Corp.,
        85       7.75%, 04/15/09                                              43
       175       8.50%, 02/15/11                                              91
        15      Consolidated Edison Co. of New York, Ser. 2002-A,
                 5.63%, 07/01/12                                              15
        15      Constellation Energy Group, Inc., 7.00%, 04/01/12             16
        20      Dominion Resources, Inc., Ser. A, 8.13%, 06/15/10             23
         5      MidAmerican Energy Holdings Co., 6.75%, 12/30/31               5
                National Rural Utilities Cooperative Finance Corp.,
        10       6.00%, 05/15/06                                              10
        50       7.38%, 02/10/03                                              51
         5      Oncor Electric Delivery Co., #, 6.38%, 05/01/12                5
        10      Pacificorp., 7.70%, 11/15/31                                  12
                Progress Energy, Inc.,
         5       6.85%, 04/15/12                                               5
        10       7.10%, 03/01/11                                              11
        15      PSEG Power LLC, 7.75%, 04/15/11                               15
        10      TXU Corp., Ser. J, 6.38%, 06/15/06                            10
                                                                     -----------
                                                                             312
                ----------------------------------------------------------------
                Total Corporate Notes & Bonds                              8,249
                (Cost $8,940)
                ----------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                RESIDENTIAL MORTGAGE BACKED SECURITIES -- 10.6%
                MORTGAGE BACKED PASS-THROUGH SECURITIES -- 10.6%
                Federal Home Loan Mortgage Corp.,
$      498       Gold Pool C66183, 6.00%, 04/01/32 +                 $       509
       198       Gold Pool E89420, 6.00%, 05/01/17 +                         204
                Federal National Mortgage Association,
       103       Pool 252872, 6.50%, 11/01/29                                106
        25       Pool 252977, 7.00%, 01/01/15                                 26
        10       Pool 313720, 7.50%, 09/01/12                                 10
       29        Pool 481582, 6.50%, 02/01/29                                 30
        53       Pool 484753, 6.50%, 03/01/29                                 55
       140       Pool 489198, 6.50%, 08/01/29                                145
        31       Pool 503097, 6.50%, 06/01/29                                 32
        63       Pool 503599, 6.50%, 06/01/29                                 65
        84       Pool 535811, 6.50%, 04/01/31                                 87
       227       Pool 624090, 6.00%, 01/01/32                                232
       178       Pool 638067, 6.50%, 04/01/32                                185
                Government National Mortgage Association,
       188       Pool 472622, 6.50%, 05/15/28                                196
        31       Pool 472800, 6.50%, 05/15/29                                 32
        45       Pool 492730, 6.50%, 05/15/29                                 46
       175       TBA, 6.50%, 09/15/32                                        181
                ----------------------------------------------------------------
                Total Residential Mortgage Backed Securities               2,141
                (Cost $2,060)
                ----------------------------------------------------------------

                COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.5%
       140      Credit Suisse First Boston Mortgage Securities
                 Corp., Ser. 2001-CF2, Class A4, 6.51%, 02/15/34 +
                LB-UBS Commercial Mortgage Trust,                            153
        60       Ser. 2001-C2, Class A2, 6.65%, 11/15/27 +                    67
        75       Ser. 2002-C1, Class A4, 6.46%, 03/15/31 +                    83
                ----------------------------------------------------------------
                Total Commercial Mortgage Backed Securities                  303
                (Cost $277)
                ----------------------------------------------------------------

                ASSET BACKED SECURITIES -- 2.0%
        25      American Express Credit Account Master Trust,
                 Ser. 1997-1, Class A, 6.40%, 04/15/05                        25
        75      AmeriCredit Automobile Receivables Trust,
                 Ser. 2001-B, Class A4, 5.37%, 06/12/08                       79
       190      Discover Card Master Trust I, Ser. 2001-5, Class A,
                 5.30%, 11/16/06                                             198
        55      Ford Credit Auto Owner Trust, Ser. 2001-C, Class A5,
                 5.25%, 09/15/05                                              58
        55      Honda Auto Receivables Owner Trust, Ser. 2001-1,
                 Class A4, 5.56%, 06/19/06                                    57
                ----------------------------------------------------------------
                Total Asset Backed Securities                                417
                (Cost $401)
                ----------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
                WARRANTS -- 0.0%
                TELECOMMUNICATIONS -- 0.0%
         0^^    Startec Global Communications Corp., 0.00%, 05/15/08           0^^
                (Cost $0)
--------------------------------------------------------------------------------
                Total Long-Term Investments                              $18,350
                (Cost $18,658)
--------------------------------------------------------------------------------

      SHORT-TERM INVESTMENT -- 9.1%
--------------------------------------------------------------------------------
                MONEY MARKET FUND -- 9.3%
     1,890      JPMorgan Prime Money Market Fund (a) +                     1,890
                (Cost $1,890)
--------------------------------------------------------------------------------
                Total Investments -- 100.0%                               $20,240
                (Cost $20,548)
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, AUGUST 31, 2002

--------------------------------------------------------------------------------

COUNTRY                                               % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
United States                                                     67.7%
Germany                                                            3.7%
The Netherlands                                                    3.6%
Canada                                                             2.4%
Russia                                                             2.2%
Mexico                                                             2.0%
United Kingdom                                                     1.5%
Peru                                                               1.4%
Bulgaria                                                           1.3%
Philippines                                                        1.3%
Chile                                                              1.2%
Costa Rica                                                         1.2%
Tunisia                                                            1.2%
Turkey                                                             1.2%
Colombia                                                           1.1%
Malaysia                                                           1.1%
Brazil                                                             1.0%
Panama                                                             0.9%
South Korea                                                        0.9%
Qatar                                                              0.6%
Bahamas                                                            0.5%
El Salvador                                                        0.5%
South Africa                                                       0.5%
Uruguay                                                            0.5%
Other (below 0.5%)                                                 0.5%
--------------------------------------------------------------------------------
Total                                                            100.0%
--------------------------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

FUTURES CONTRACTS

--------------------------------------------------------------------------------
                                                        NOTIONAL    UNREALIZED
  NUMBER                                                VALUE AT   APPRECIATION/
    OF                                     EXPIRATION   8/31/2002 (DEPRECIATION)
 CONTRACTS  DESCRIPTION                       DATE        (USD)        (USD)
--------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
      4      Treasury Bonds             December, 2002  $ 439           $ 5
      5      2 Year Treasury Notes      December, 2002  1,064             3
      1      10 Year Treasury Notes     December, 2002    112             1
             SHORT FUTURES OUTSTANDING
     (3)     5 Year Treasury Notes      December, 2002   (334)           (2)
     (1)     10 Year Treasury Notes     December, 2002   (112)           (1)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

--------------------------------------------------------------------------------
                                                                  NET UNREALIZED
                                      SETTLEMENT        VALUE      APPRECIATION
                      SETTLEMENT         VALUE       AT 8/31/02   (DEPRECIATION)
CONTRACTS TO SELL        DATE            (USD)          (USD)          (USD)
--------------------------------------------------------------------------------
1,310 EUR               9/30/02         $1,281        $1,283           $(2)

                       See notes to financial statements.

JPMORGAN U.S. TREASURY INCOME FUND
PORTFOLIO OF INVESTMENTS

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

   PRINCIPAL
    AMOUNT      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 80.9%
--------------------------------------------------------------------------------
                U.S. TREASURY SECURITIES -- 80.8%
                U.S. Treasury Notes & Bonds,
$    3,080       3.00%, 11/30/03 +                                   $     3,126
     8,000       3.00%, 01/31/04 +                                         8,125
     8,895       3.25%, 08/15/07 +                                         8,912
     1,600       3.50%, 11/15/06 +                                         1,632
     4,725       4.38%, 05/15/07 +                                         4,976
     1,680       4.38%, 08/15/12                                           1,712
     9,865       5.00%, 02/15/11                                          10,568
    18,000       5.75%, 11/15/05 +                                        19,732
     2,000       5.75%, 08/15/10                                           2,246
    12,220       6.00%, 08/15/04 +                                        13,128
     6,250       6.13%, 08/15/29                                           7,184
     2,500       6.38%, 08/15/27                                           2,936
     8,000       8.00%, 11/15/21                                          10,910
     5,700       8.13%, 08/15/19 @                                         7,766
     8,600       8.50%, 02/15/20                                          12,129
                ----------------------------------------------------------------
                Total U.S. Treasury Securities                           115,082
                (Cost $108,620)
                ----------------------------------------------------------------
                RESIDENTIAL MORTGAGE BACKED SECURITIES -- 0.1%
                COLLATERALIZED MORTGAGE OBLIGATION -- 0.1%
       183      Government National Mortgage Association, Ser. 1999-8,
                 Class A, 6.25%, 06/16/25                                    186

                MORTGAGE BACKED PASS-THROUGH SECURITY -- 0.0%
         1      Federal Home Loan Mortgage Corp., Gold Pool E00766,
                 7.00%, 12/01/14                                               1
                ----------------------------------------------------------------
                Total Residential Mortgage Backed Securities                 187
                (Cost $178)
--------------------------------------------------------------------------------
                Total Long-Term Investments                              115,269
                (Cost $108,798)
--------------------------------------------------------------------------------

      SHORT-TERM INVESTMENT -- 19.1%
--------------------------------------------------------------------------------
    SHARES
                MONEY MARKET FUND -- 19.1%
    27,218      JPMorgan 100% U.S. Treasury Securities Money
                 Market Fund (a)                                          27,218
                (Cost $27,218)
--------------------------------------------------------------------------------
                Total Investments -- 100.0%                              $142,487
                (Cost $136,016)
--------------------------------------------------------------------------------

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS)

FUTURES CONTRACTS

--------------------------------------------------------------------------------
                                                         NOTIONAL   UNREALIZED
  NUMBER                                                 VALUE AT  APPRECIATION/
    OF                                     EXPIRATION     8/31/02 (DEPRECIATION)
 CONTRACTS   DESCRIPTION                      DATE         (USD)       (USD)
--------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
     10      Eurodollar                 September, 2002  $ 2,455       $ 25
     23      2 Year Treasury Notes      December, 2002     4,892         12
    140      10 Year Treasury Notes     December, 2002    15,649         75
     10      Eurodollar                 December, 2002     2,456          7
     10      Eurodollar                 March, 2003        2,452         50
     10      Eurodollar                 June, 2003         2,445         56
     10      Eurodollar                 September, 2003    2,436         57
     10      Eurodollar                 December, 2003     2,426         56
     10      Eurodollar                 March, 2004        2,419         54
     10      Eurodollar                 June, 2004         2,413         33
             SHORT FUTURES OUTSTANDING
    (68)     Treasury Bonds             December, 2002    (7,459)       (72)
    (15)     5 Year Treasury Notes      December, 2002    (1,668)       (10)

                       See notes to financial statements.

JPMORGAN FUNDS
PORTFOLIO OF INVESTMENTS (CONTINUED)

Abbreviations:
*   -- Non-income producing security.
#   -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
~   -- Denominated in United States Dollars unless otherwise noted.
^^  -- Amount rounds to less than one thousand.
^   -- Amount rounds to less than 0.1%.
+   -- All or a portion of this security is segregated for TBA, when issued delayed delivery securities or swaps.
@   -- Security is fully or partially segregated with custodian as collateral for futures or with brokers as intitial margin for futures contracts.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
(d) -- Defaulted Security.
(f) -- Fair Valued Investment. The following are approximately the market value and percentage of the investments that are fair valued (Amounts in thousands):

       FUND                                MARKET VALUE       PERCENTAGE
       ----                                ------------       ----------
       JPMorgan Bond Fund                      $20,460            0.91%
       JPMorgan Global Strategic
         Income Fund                           $15,222            9.09%

(i)   -- Security is considered illiquid and may be difficult to sell.
CAD   -- Canadian Dollar.
DN    -- Discount Note. The rate shown is the effective yield at the date of purchase.
EUR   -- Euro.
FRN   -- Floating Rate Note. The maturity date is the actual maturity date;
         the rate shown is the rate in effect as of August 31, 2002.
GBP   -- Great Britain Pound.
IO    -- Interest Only.
LIBOR -- London Interbank Offered Rate.
MTN   -- Medium Term Note.
PO    -- Principal Only.
Ser.  -- Series.
SUB   -- Step-up Bond. The maturity date shown is the actual maturity date;
         the rate shown is the rate in effect as of August 31, 2002.
TBA   -- To be announced.
USD   -- United States Dollar.

                       See notes to financial statements.

JPMORGAN FUNDS
STATEMENT OF ASSETS & LIABILITIES

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                         BOND        BOND
                                                                         FUND       FUND II
---------------------------------------------------------------------------------------------
 ASSETS:
   Investment securities, at value                                    $2,241,426  $  876,279
   Cash                                                                        7           2
   Foreign currency, at value                                                  8          --
   Receivables:
    Investment securities sold                                           261,124     152,623
    Fund shares sold                                                       1,277         259
    Interest and dividends                                                10,816       5,020
    Unrealized appreciation on open swap contracts                         1,220          --
    Expense reimbursements                                                     3          --
---------------------------------------------------------------------------------------------
 Total Assets                                                          2,515,881   1,034,183
---------------------------------------------------------------------------------------------
 LIABILITIES:
   Payables:
    Dividends                                                              1,576       1,858
    Investment securities purchased                                      813,782     327,153
    Fund shares redeemed                                                  14,785         359
    Variation margin                                                         230         109
    Outstanding options written, at fair value                             7,583          --
    Unrealized depreciation on open swap contracts                         6,964          --
   Accrued liabilities:
    Investment advisory fees                                                 430         178
    Administration fees                                                       90          89
    Shareholder servicing fees                                               123          57
    Distribution fees                                                          1           8
    Custodian fees                                                            49          25
    Trustees' fees-- deferred compensation plan                                2         116
    Other                                                                     34          64
---------------------------------------------------------------------------------------------
 Total Liabilities                                                       845,649     330,016
---------------------------------------------------------------------------------------------
 NET ASSETS:
   Paid in capital                                                     1,629,897     684,537
   Accumulated undistributed (overdistributed) net investment income          66         358
   Accumulated net realized gain (loss) on investments, futures,
    foreign exchange transactions, options and swaps                      (1,118)      3,347
   Net unrealized appreciation (depreciation) of investments, futures,
    foreign exchange translations, options and swaps                      41,387      15,925
---------------------------------------------------------------------------------------------
 Total Net Assets                                                     $1,670,232  $  704,167
---------------------------------------------------------------------------------------------
 Shares of beneficial interest outstanding
  ($0.001 par value; unlimited number of shares authorized):
   Class A Shares                                                             73         708
   Class B Shares                                                            137         329
   Institutional Shares                                                   74,396          --
   Select Shares                                                          31,025      16,007
   Ultra Shares                                                           60,619          --
 Net Asset Value:
   Class A Shares (and redemption price)                              $    10.07  $    41.39
   Class B Shares *                                                   $    10.05  $    41.30
   Institutional Shares (and redemption price)                        $    10.04  $       --
   Select Shares (and redemption price)                               $    10.04  $    41.32
   Ultra Shares (and redemption price)                                $    10.05  $       --
 Class A Maximum Public Offering Price Per Share
   (net asset value per share/95.5%)                                  $    10.54  $    43.34
---------------------------------------------------------------------------------------------
 Cost of investments                                                  $2,199,963  $  860,231
---------------------------------------------------------------------------------------------
 Cost of foreign currency                                             $        7  $       --
---------------------------------------------------------------------------------------------
 Premiums received from options written                               $    6,392  $       --
=============================================================================================

*    Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                      FLEMING
                                                                        ENHANCED     EMERGING
                                                                         INCOME    MARKETS DEBT
                                                                          FUND         FUND
-----------------------------------------------------------------------------------------------
 ASSETS:
   Investment securities, at value                                      $303,058       $40,568
   Cash                                                                       89            --
   Foreign currency, at value                                                 --            15
   Receivables:
    Investment securities sold                                               116            --
    Fund shares sold                                                          --           130
    Interest and dividends                                                 1,219           887
    Variation margin                                                          --             2
-----------------------------------------------------------------------------------------------
 Total Assets                                                            304,482        41,602
-----------------------------------------------------------------------------------------------
 LIABILITIES:
   Payables:
    Dividends                                                                139            18
    Investment securities purchased                                        4,094            --
    Fund shares redeemed                                                      --             7
    Variation Margin                                                          32            --
   Accrued liabilities:
    Investment advisory fees                                                  11            20
    Administration fees                                                       --             5
    Shareholder servicing fees                                                --             8
    Custodian fees                                                            23            16
    Other                                                                     89            56
-----------------------------------------------------------------------------------------------
 Total Liabilities                                                         4,388           130
-----------------------------------------------------------------------------------------------
 NET ASSETS:
   Paid in capital                                                       300,791        46,835
   Accumulated undistributed (overdistributed)
    net investment income                                                      2           378
   Accumulated net realized gain (loss) on investments, futures
    and foreign exchange transactions                                     (1,081)       (6,048)
   Net unrealized appreciation (depreciation) of investments,
    futures and foreign exchange translations                                382           307
-----------------------------------------------------------------------------------------------
 Total Net Assets                                                       $300,094       $41,472
-----------------------------------------------------------------------------------------------
 Shares of beneficial interest outstanding
 ($0.001 par value; unlimited number of shares authorized):
   Institutional Shares                                                   30,079            --
   Select Shares                                                              --         5,507
 Net Asset Value:
   Institutional Shares (and redemption price)                          $   9.98       $    --
   Select Shares (and redemption price)                                 $     --       $  7.53
-----------------------------------------------------------------------------------------------
 Cost of investments                                                    $302,525       $40,228
-----------------------------------------------------------------------------------------------
 Cost of foreign currency                                               $     --       $    55
===============================================================================================

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                 GLOBAL
                                                                                STRATEGIC
                                                                                 INCOME
                                                                                  FUND
-----------------------------------------------------------------------------------------
 ASSETS:
   Investment securities, at value                                              $167,512
   Cash                                                                              722
   Foreign currency, at value                                                         62
   Receivables:
    Investment securities sold                                                        56
    Fund shares sold                                                                 110
    Interest and dividends                                                         1,954
    Variation margin                                                                   2
    Expense reimbursements                                                             2
-----------------------------------------------------------------------------------------
 Total Assets                                                                    170,420
-----------------------------------------------------------------------------------------
 LIABILITIES:
   Payables:
    Dividends                                                                        517
    Investment securities purchased                                               26,746
    Fund shares redeemed                                                           3,038
    Unrealized depreciation on forward foreign currency exchange contracts            32
   Accrued liabilities:
    Investment advisory fees                                                          30
    Administration fees                                                               16
    Shareholder servicing fees                                                        10
    Custodian fees                                                                    48
    Other                                                                             46
-----------------------------------------------------------------------------------------
 Total Liabilities                                                                30,483
-----------------------------------------------------------------------------------------
 NET ASSETS:
   Paid in capital                                                               173,379
   Accumulated undistributed (overdistributed) net investment income                (501)
   Accumulated net realized gain (loss) on investments, futures and
    foreign exchange transactions                                                (33,607)
   Net unrealized appreciation (depreciation) of investments, futures
    and foreign exchange translations                                                666
-----------------------------------------------------------------------------------------
 Total Net Assets                                                               $139,937
-----------------------------------------------------------------------------------------
 Shares of beneficial interest outstanding
 ($0.001 par value; unlimited number of shares authorized):
   Class A Shares                                                                      8
   Class B Shares                                                                     26
   Institutional Shares                                                           15,546
   Select Shares                                                                     599
 Net Asset Value:
   Class A Shares (and redemption price)                                        $   8.64
   Class B Shares *                                                             $   8.59
   Institutional Shares (and redemption price)                                  $   8.65
   Select Shares (and redemption price)                                         $   8.65
 Class A Maximum Public Offering Price Per Share
   (net asset value per share/95.5%)                                            $   9.05
-----------------------------------------------------------------------------------------
 Cost of investments                                                            $166,731
-----------------------------------------------------------------------------------------
 Cost of foreign currency                                                       $     61
=========================================================================================

*    Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                      INTERMEDIATE   SHORT TERM
                                                                          BOND          BOND
                                                                          FUND          FUND
-----------------------------------------------------------------------------------------------
 ASSETS:
   Investment securities, at value                                      $703,684      $746,563
   Cash                                                                        2           199
   Receivables:
    Investment securities sold                                           123,939        17,743
    Fund shares sold                                                         150           950
    Interest and dividends                                                 4,083         2,919
-----------------------------------------------------------------------------------------------
 Total Assets                                                            831,858       768,374
-----------------------------------------------------------------------------------------------
 LIABILITIES:
   Payables:
    Dividends                                                              1,461           468
    Investment securities purchased                                      255,492        17,636
    Fund shares redeemed                                                      51           119
    Variation margin                                                          58             7
    Outstanding options written, at fair value                                --           230
   Accrued liabilities:
    Investment advisory fees                                                 144           160
    Administration fees                                                       72            17
    Shareholder servicing fees                                               120            27
    Distribution fees                                                         --             2
    Custodian fees                                                            34            20
    Trustees' fees-- deferred compensation plan                               89             1
    Other                                                                     82            70
-----------------------------------------------------------------------------------------------
 Total Liabilities                                                       257,603        18,757
-----------------------------------------------------------------------------------------------
 NET ASSETS:
   Paid in capital                                                       547,327       731,447
   Accumulated undistributed (overdistributed)
    net investment income                                                     92         1,275
   Accumulated net realized gain (loss) on investments, futures
    and options                                                           15,008         6,555
   Net unrealized appreciation (depreciation) of investments,
    futures and options                                                   11,828        10,340
-----------------------------------------------------------------------------------------------
 Total Net Assets                                                       $574,255      $749,617
-----------------------------------------------------------------------------------------------
 Shares of beneficial interest outstanding
 ($0.001 par value; unlimited number of shares authorized):
   Class A Shares                                                            479           977
   Institutional Shares                                                       --        61,501
   Select Shares                                                          53,738        12,140
 Net Asset Value:
   Class A Shares (and redemption price)                                $  10.59      $  10.03
   Institutional Shares (and redemption price)                          $     --      $  10.05
   Select Shares (and redemption price)                                 $  10.59      $  10.04
 Class A Maximum Public Offering Price Per Share
   (net asset value per share/95.5% and 98.5%)                          $  11.09      $  10.18
-----------------------------------------------------------------------------------------------
 Cost of investments                                                    $691,832      $736,909
-----------------------------------------------------------------------------------------------
 Premiums received from options written                                 $     --      $    304
=============================================================================================

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                       SHORT-TERM     STRATEGIC
                                                                          BOND         INCOME
                                                                         FUND II        FUND
-----------------------------------------------------------------------------------------------
 ASSETS:
   Investment securities, at value                                    $1,326,960       $20,240
   Cash                                                                    1,025           --^
   Foreign currency, at value                                                 --            52
   Receivables:
    Investment securities sold                                            28,304           550
    Fund shares sold                                                      11,527            90
    Interest and dividends                                                 7,394           302
    Variation margin                                                           2             1
    Expense reimbursements                                                    --            51
-----------------------------------------------------------------------------------------------
 Total Assets                                                          1,375,212        21,286
-----------------------------------------------------------------------------------------------
 LIABILITIES:
   Payables:
    Dividends                                                              3,265            73
    Investment securities purchased                                       29,712           217
    Fund shares redeemed                                                     121            99
    Unrealized loss on forward foreign currency
      exchange contracts                                                      --             2
   Accrued liabilities:
    Investment advisory fees                                                 279            --
    Administration fees                                                      134            --
    Shareholder servicing fees                                               286            --^
    Distribution fees                                                        335            10
    Custodian fees                                                            38            46
    Trustees' fees-- deferred compensation plan                               27             1
    Other                                                                    145            36
-----------------------------------------------------------------------------------------------
 Total Liabilities                                                        34,342           484
-----------------------------------------------------------------------------------------------
 NET ASSETS:
   Paid in capital                                                     1,326,084        23,756
   Accumulated undistributed (overdistributed)
    net investment income                                                 (3,290)          (72)
   Accumulated net realized gain (loss) on investments,
    futures, foreign exchange transactions and options                     2,043        (2,578)
   Net unrealized appreciation (depreciation) of investments,
    futures and foreign exchange translations                             16,033          (304)
-----------------------------------------------------------------------------------------------
 Total Net Assets                                                     $1,340,870       $20,802
-----------------------------------------------------------------------------------------------
 Shares of beneficial interest outstanding
 ($0.001 par value; unlimited number of shares authorized):
   Class A Shares                                                          6,818           296
   Class B Shares                                                             --           853
   Class C Shares                                                             --           297
   Class M Shares                                                        109,087           989
   Select Shares                                                          13,915            --
 Net Asset Value:
   Class A Shares (and redemption price)                              $    10.33       $  8.55
   Class B Shares *                                                   $       --       $  8.56
   Class C Shares *                                                   $       --       $  8.56
   Class M Shares (and redemption price)                              $    10.33       $  8.54
   Select Shares (and redemption price)                               $    10.35       $    --
 Class A Maximum Public Offering Price Per Share
    (net asset value per share/98.5% and 95.5%)                       $    10.49       $  8.95
 Class M Maximum Public Offering Price Per Share
    (net asset value per share/98.5% and 97.0%)                       $    10.49       $  8.80
-----------------------------------------------------------------------------------------------
 Cost of investments                                                  $1,311,621       $20,548
-----------------------------------------------------------------------------------------------
 Cost of foreign currency                                             $       --       $    52
===============================================================================================

*    Redemption price may be reduced by contingent deferred sales charge.
^    Amount rounds to less than one thousand.

                       See notes to financial statements.

AS OF AUGUST 31, 2002
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                 U.S.
                                                                               TREASURY
                                                                                INCOME
                                                                                 FUND
----------------------------------------------------------------------------------------
 ASSETS:
   Investment securities, at value                                             $142,487
   Receivables:
    Fund shares sold                                                                227
    Interest and dividends                                                          796
    Expense reimbursements                                                           --
----------------------------------------------------------------------------------------
 Total Assets                                                                   143,510
----------------------------------------------------------------------------------------
 LIABILITIES:
   Payables:
    Dividends                                                                        60
    Fund shares redeemed                                                            647
    Variation Margin                                                                  8
   Accrued liabilities:
    Investment advisory fees                                                         22
    Administration fees                                                              14
    Shareholder servicing fees                                                       16
    Distribution fees                                                                13
    Custodian fees                                                                   20
    Trustees' fees-- deferred compensation plan                                      38
    Other                                                                            51
----------------------------------------------------------------------------------------
 Total Liabilities                                                                  889
----------------------------------------------------------------------------------------
 NET ASSETS:
   Paid in capital                                                              141,750
   Accumulated undistributed (overdistributed) net investment income                 41
   Accumulated net realized gain (loss) on investments,
   futures and options                                                           (5,984)
   Net unrealized appreciation (depreciation) of
   investments and futures                                                        6,814
----------------------------------------------------------------------------------------
 Total Net Assets                                                              $142,621
----------------------------------------------------------------------------------------
 Shares of beneficial interest outstanding
 ($0.001 par value; unlimited number of shares authorized):
   Class A Shares                                                                 3,753
   Class B Shares                                                                 1,820
   Select Shares                                                                  6,487
 Net Asset Value:
   Class A Shares (and redemption price)                                       $  11.83
   Class B Shares *                                                            $  11.81
   Select Shares (and redemption price)                                        $  11.83
 Class A Maximum Public Offering Price Per Share
   (net asset value per share/95.5%)                                           $  12.39
----------------------------------------------------------------------------------------
 Cost of investments                                                           $136,016
=======================================================================================

*    Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

JPMORGAN FUNDS
STATEMENT OF OPERATIONS FOR THE PERIODS INDICATED

(AMOUNTS IN THOUSANDS)

                                                                     BOND FUND                  BOND FUND II
                                                             -------------------------    ------------------------
                                                                11/1/01         YEAR       11/1/01        YEAR
                                                                THROUGH        ENDED       THROUGH        ENDED
                                                              8/31/02(a)      10/31/01    8/31/02(a)     10/31/01
------------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME:
     Interest                                                   $61,211       $ 12,899      $25,861       $40,930
     Dividend income from affiliated investments *                5,161          2,097        1,925           223
     Allocated investment income from portfolio                      --         53,077           --            --
     Allocated expenses from portfolio                               --         (2,870)          --            --
------------------------------------------------------------------------------------------------------------------
  Total investment income                                        66,372         65,203       27,786        41,153
------------------------------------------------------------------------------------------------------------------
  EXPENSES:
     Investment advisory fees                                     4,315            806        1,781         2,013
     Administration fees                                          2,158            598          891         1,006
     Shareholder servicing fees                                   1,584          1,095        1,484         1,677
     Distribution fees                                                4            --^          159            93
     Custodian fees                                                 235             40          125           104
     Organization expenses                                           --             --            2            10
     Printing and postage                                            74             18           31            16
     Professional fees                                               58             24           47            29
     Registration expenses                                           24             32            7            34
     Transfer agent fees                                             98             48           67           101
     Trustees' fees                                                  14             10            6           101
     Fund services fees                                              --             11           --            --
     Other                                                           10             64           24            21
------------------------------------------------------------------------------------------------------------------
  Total expenses                                                  8,574          2,746        4,624         5,205
------------------------------------------------------------------------------------------------------------------
     Less amounts waived                                          1,466            270          924           816
     Less earnings credits                                           19             --            4             1
     Less expense reimbursements                                     31              1           --            78
------------------------------------------------------------------------------------------------------------------
       Net expenses                                               7,058          2,475        3,696         4,310
------------------------------------------------------------------------------------------------------------------
  Net investment income                                          59,314         62,728       24,090        36,843
------------------------------------------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                  937         11,919       17,255        24,285
       Futures                                                    3,353          2,674        2,085        (2,447)
       Foreign exchange contracts                                  (149)         1,561           --           (13)
       Written Options                                              168            760         (255)          308
       Swaps                                                     (1,610)         4,004           --            --
       Investments allocated from portfolio                          --         28,941           --            --
     Change in net unrealized appreciation/depreciation of:
       Investments                                               (2,800)        14,900      (14,603)       29,777
       Futures                                                    6,490            368          (57)          231
       Foreign currency translations                                 (1)             2           --            --
       Written Options                                             (866)          (325)         147          (147)
       Swaps                                                     (5,720)           (24)          --            --
       Investments allocated from portfolio                          --         16,583           --            --
------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments,
       futures, foreign exchange transactions,
       options and swaps                                           (198)        81,363        4,572        51,994
------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations      $59,116       $144,091      $28,662       $88,837
------------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of investment advisory,
    administration and shareholder servicing fees :             $   399         $   95      $   159        $   13
=================================================================================================================

^    Amount rounds to less than one thousand.
(a)  The fund changed its fiscal year end from October 31 to August 31.

                       See notes to financial statements.

(AMOUNTS IN THOUSANDS)

                                                                       ENHANCED           FLEMING EMERGING
                                                                        INCOME              MARKETS DEBT
                                                                         FUND                   FUND
                                                                      ----------     -------------------------
                                                                      11/30/01**        8/1/02        8/1/01
                                                                        THROUGH         THROUGH       THROUGH
                                                                        8/31/02       8/31/02(a)      7/31/02
---------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME:
     Interest                                                            $2,961         $  345          $3,490
     Dividend income from affiliated investments *                          380              2              20
     Foreign taxes withheld                                                  --            --^              (7)
     Allocated investment income from portfolio                              --             --             470
     Allocated expenses from portfolio                                       --             --             (39)
---------------------------------------------------------------------------------------------------------------
  Total investment income                                                 3,341            347           3,934
---------------------------------------------------------------------------------------------------------------
  EXPENSES:
     Investment advisory fees                                               321             22             229
     Administration fees                                                    192              5              50
     Shareholder servicing fees                                             128              8              92
     Custodian fees                                                          61              4              80
     Organization expenses                                                   --             --               1
     Printing and postage                                                    25             --              13
     Professional fees                                                       49              1              26
     Registration expenses                                                   68             --               9
     Transfer agent fees                                                     19              1              18
     Trustees' fees                                                           1            --^               1
     Other                                                                    8            --^               6
---------------------------------------------------------------------------------------------------------------
  Total expenses                                                            872             41             525
---------------------------------------------------------------------------------------------------------------
     Less amounts waived                                                    610              2              91
     Less earnings credits                                                    6             --               3
     Less expense reimbursements                                             --             --              12
---------------------------------------------------------------------------------------------------------------
       Net expenses                                                         256             39             419
---------------------------------------------------------------------------------------------------------------
  Net investment income                                                   3,085            308           3,515
---------------------------------------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                           52           (255)         (2,831)
       Futures                                                           (1,132)           143               9
       Investments allocated from portfolio                                  --             --             142
     Change in net unrealized appreciation/depreciation of:
       Investments                                                          533          2,593          (2,519)
       Futures                                                             (151)           (92)             99
       Foreign currency translations                                         --              2             (42)
       Investments allocated from portfolio                                  --             --           1,149
---------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments,
      futures and foreign exchange transactions                            (698)         2,391          (3,993)
---------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations               $2,387         $2,699          $ (478)
---------------------------------------------------------------------------------------------------------------
*    Includes reimbursements of investment advisory,
     administration and shareholder servicing fees :                     $    33         $  --^           $   2
===============================================================================================================

**   Commencement of operations.
^    Amount rounds to less than one thousand.
(a)  The fund changed its fiscal year end from July 31 to August 31.

                       See notes to financial statements.

(AMOUNTS IN THOUSANDS)

                                                                      GLOBAL STRATEGIC INCOME FUND
                                                                      ------------------------------
                                                                        11/1/01              YEAR
                                                                        THROUGH              ENDED
                                                                      8/31/02(a)           10/31/01
-----------------------------------------------------------------------------------------------------
  INVESTMENT INCOME:
     Interest                                                           $ 8,155              $ 1,669
     Dividend                                                                --                   10
     Dividend income from affiliated investments *                          321                    1
     Foreign taxes withheld                                                  (2)                  --
     Allocated investment income from portfolio                              --               11,314
     Allocated expenses from portfolio                                       --                 (850)
-----------------------------------------------------------------------------------------------------
  Total investment income                                                 8,474               12,144
-----------------------------------------------------------------------------------------------------
  EXPENSES:
     Investment advisory fees                                               538                   94
     Administration fees                                                    179                   65
     Shareholder servicing fees                                             125                  161
     Distribution fees                                                        1                  --^
     Custodian fees                                                         236                   53
     Organization expenses                                                   --                    6
     Printing and postage                                                     4                    8
     Professional fees                                                       43                   14
     Registration expenses                                                   17                   26
     Transfer agent fees                                                     59                   24
     Trustees' fees                                                           1                    2
     Fund services fees                                                      --                    2
     Other                                                                   11                   13
-----------------------------------------------------------------------------------------------------
  Total expenses                                                          1,214                  468
-----------------------------------------------------------------------------------------------------
     Less amounts waived                                                    384                   46
     Less earnings credits                                                   15                   --
     Less expense reimbursements                                             25                  232
-----------------------------------------------------------------------------------------------------
       Net expenses                                                         790                  190
-----------------------------------------------------------------------------------------------------
  Net investment income                                                   7,684               11,954
-----------------------------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                       (8,394)                (119)
       Futures                                                             (972)                (180)
       Foreign exchange contracts                                          (144)                 344
       Investments allocated from portfolio                                  --               (5,368)
     Change in net unrealized appreciation/depreciation of:
       Investments                                                        3,602               (2,074)
       Futures                                                              811                 (899)
       Foreign currency translations                                         48                  (75)
       Investments allocated form portfolio                                  --                5,330
-----------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments,
       futures and foreign exchange transactions                         (5,049)              (3,041)
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations              $ 2,635              $ 8,913
-----------------------------------------------------------------------------------------------------
*    Includes reimbursements of investment advisory, administration
     and shareholder servicing fees :                                    $   29               $  --^
=====================================================================================================

^    Amount rounds to less than one thousand.
(a)  The fund changed its fiscal year end from October 31 to August 31.

                       See notes to financial statements.

(AMOUNTS IN THOUSANDS)

                                                                    INTERMEDIATE BOND             SHORT TERM BOND
                                                                          FUND                         FUND
                                                               ------------------------     -----------------------------
                                                                  11/1/01         YEAR        11/1/01          YEAR
                                                                  THROUGH         ENDED       THROUGH          ENDED
                                                                8/31/02(a)      10/31/01     8/31/02(a)       10/31/01
-------------------------------------------------------------------------------------------------------------------------
     INVESTMENT INCOME:
        Interest                                                   $18,637        $27,013      $21,034       $ 4,250
        Dividend income from affiliated investments *                1,216             27        1,523           200
        Allocated investment income from portfolio                      --             --           --        24,907
        Allocated expenses from portfolio **                            --             --           --        (1,234)
-------------------------------------------------------------------------------------------------------------------------
     Total investment income                                        19,853         27,040       22,557        28,123
-------------------------------------------------------------------------------------------------------------------------
     EXPENSES:
        Investment advisory fees                                     1,302          1,343        1,474           241
        Administration fees                                            651            671          884           244
        Shareholder servicing fees                                   1,085          1,119          720           520
        Distribution fees                                               11              5           15           --^
        Custodian fees                                                  96            149          109            54
        Organization expenses                                            1              6           --            --
        Printing and postage                                             9              3           23            10
        Professional fees                                               44             27           39            20
        Registration expenses                                            8             10           18            29
        Transfer agent fees                                             32             33           61            40
        Trustees' fees                                                   4             63            6             5
        Fund services fees                                              --             --           --             6
        Other                                                           11             12            2            22
-------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                  3,254          3,441        3,351         1,191
-------------------------------------------------------------------------------------------------------------------------
        Less amounts waived                                             19              9        1,314           242
        Less earnings credits                                            4             17            8            --
        Less expense reimbursements                                     --             55           12           637
-------------------------------------------------------------------------------------------------------------------------
          Net expenses                                               3,231          3,360        2,017           312
-------------------------------------------------------------------------------------------------------------------------
     Net investment income                                          16,622         23,680       20,540        27,811
-------------------------------------------------------------------------------------------------------------------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS:
        Net realized gain (loss) on transactions from:
          Investments                                               12,997         14,010        3,414           841
          Futures                                                    2,526           (202)       9,718           854
          Foreign exchange contracts                                    --             (8)          --            --
          Written Options                                             (171)           208         (536)           --
          Investments allocated from portfolio                          --             --           --         5,345
        Change in net unrealized appreciation/depreciation of:
          Investments                                               (9,343)        23,684       (3,706)        3,820
          Futures                                                      204           (228)      (4,657)        5,269
          Written Options                                               99            (99)          74            --
          Investments allocated from portfolio                          --             --           --         8,902
-------------------------------------------------------------------------------------------------------------------------
        Net realized and unrealized gain (loss) on
          investments, futures, foreign exchange
          transactions and options                                   6,312         37,365        4,307        25,031
-------------------------------------------------------------------------------------------------------------------------
        Net increase (decrease) in net assets from operations      $22,934        $61,045      $24,847       $52,842
-------------------------------------------------------------------------------------------------------------------------
*    Includes reimbursements of investment advisory,
        administration and shareholder servicing fees :            $   101         $   --^     $   124       $    31
-------------------------------------------------------------------------------------------------------------------------
**   Including reimbursements from portfolio.                      $    --         $   --      $   --        $    23
=========================================================================================================================

^    Amount rounds to less than one thousand.
(a)  The fund changed its fiscal year end from October 31 to August 31.

                       See notes to financial statements.

(AMOUNTS IN THOUSANDS)

                                                               SHORT-TERM BOND                STRATEGIC INCOME
                                                                   FUND II                          FUND
                                                           --------------------------     -------------------------
                                                                11/1/01         YEAR        11/1/01        YEAR
                                                                THROUGH         ENDED       THROUGH        ENDED
                                                              8/31/02(a)      10/31/01     8/31/02(a)     10/31/01
-------------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME:
     Interest                                                   $28,639        $13,707       $1,250        $2,114
     Dividend income from affiliated investments *                2,547            381           28             3
     Foreign taxes withheld                                          --             --           (1)           --
-------------------------------------------------------------------------------------------------------------------
  Total investment income                                        31,186         14,088        1,277         2,117
-------------------------------------------------------------------------------------------------------------------
  EXPENSES:
     Investment advisory fees                                     2,284            776           91           130
     Administration fees                                          1,371            466           27            39
     Shareholder servicing fees                                   2,284            776           49            72
     Distribution fees                                            2,769            822          107           150
     Custodian fees                                                 114            145          194            77
     Printing and postage                                            63             14            2             3
     Professional fees                                               49             23           26            40
     Registration expenses                                           50             71           43            53
     Transfer agent fees                                             43            103           73           101
     Trustees' fees                                                   9             21            1             1
     Other                                                           34             18            5            13
-------------------------------------------------------------------------------------------------------------------
  Total expenses                                                  9,070          3,235          618           679
-------------------------------------------------------------------------------------------------------------------
     Less amounts waived                                            581            501          166           219
     Less earnings credits                                           11             16          --^             3
     Less expense reimbursements                                     --             14          167            53
-------------------------------------------------------------------------------------------------------------------
       Net expenses                                               8,478          2,704          285           404
-------------------------------------------------------------------------------------------------------------------
  Net investment income                                          22,708         11,384          992         1,713
-------------------------------------------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                1,153          4,991         (910)       (1,637)
       Futures                                                    9,271          1,562           17            (5)
       Foreign exchange contracts                                    --             --         (110)          (29)
       Written Options                                               --             --           (4)            4
     Change in net unrealized appreciation/depreciation of:
       Investments                                                7,784          6,544          159         1,151
       Futures                                                   (6,065)         6,759           44           (38)
       Foreign currency translations                                 --             --           (4)           15
       Written Options                                               --             --            2            (2)
-------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments,
       futures, foreign exchange transactions and options        12,143         19,856         (806)         (541)
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations      $34,851        $31,240       $  186        $1,172
-------------------------------------------------------------------------------------------------------------------
*    Includes reimbursements of investment advisory,
       administration and shareholder servicing fees :          $   217        $    23       $    3        $   --^
===================================================================================================================

^    Amount rounds to less than one thousand.
(a)  The fund changed its fiscal year end from October 31 to August 31.

                       See notes to financial statements.

(AMOUNTS IN THOUSANDS)

                                                                       U.S. TREASURY INCOME FUND
                                                                       -----------------------------
                                                                       11/1/01              YEAR
                                                                       THROUGH              ENDED
                                                                     8/31/02(a)          10/31/01(b)
----------------------------------------------------------------------------------------------------
  INVESTMENT INCOME:
     Interest                                                           $4,982              $ 5,462
     Dividend income from affiliated investments *                         198                   30
----------------------------------------------------------------------------------------------------
  Total investment income                                                5,180                5,492
----------------------------------------------------------------------------------------------------
  EXPENSES:
     Investment advisory fees                                              336                  305
     Administration fees                                                   168                  152
     Shareholder servicing fees                                            280                  254
     Distribution fees                                                     209                  232
     Custodian fees                                                         69                   85
     Printing and postage                                                   10                   10
     Professional fees                                                      45                   14
     Registration expenses                                                  30                   47
     Transfer agent fees                                                   127                  173
     Trustees' fees                                                          1                   26
     Other                                                                  10                    2
----------------------------------------------------------------------------------------------------
  Total expenses                                                         1,285                1,300
----------------------------------------------------------------------------------------------------
     Less amounts waived                                                   422                  449
     Less earnings credits                                                   1                    2
     Less expense reimbursements                                            --                   23
----------------------------------------------------------------------------------------------------
       Net expenses                                                        862                  826
----------------------------------------------------------------------------------------------------
  Net investment income                                                  4,318                4,666
----------------------------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
       Investments                                                       1,462                1,361
       Futures                                                             (71)               1,734
       Written Options                                                     (47)                  58
     Change in net unrealized appreciation/depreciation of:
       Investments                                                        (460)               5,871
       Futures                                                            (250)                 515
       Written Options                                                      27                  (27)
----------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments,
       futures and options                                                 661                9,512
----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations              $4,979              $14,178
----------------------------------------------------------------------------------------------------
*    Includes reimbursements of investment advisory, administration
       and shareholder servicing fees :                                 $   17              $     2
====================================================================================================

(a)  The fund changed its fiscal year end from October 31 to August 31.
(b)  Certain amounts have been reclassified, see Note 3.K.

                          See notes to financial statements.

JPMORGAN FUNDS

STATEMENT OF CHANGES IN NET ASSETS FOR THE PERIODS INDICATED

(AMOUNTS IN THOUSANDS)

                                                                     BOND FUND                         BOND FUND II
                                                         --------------------------------     ------------------------------------
                                                          11/1/01      YEAR        YEAR       11/1/01        YEAR       YEAR
                                                          THROUGH      ENDED      ENDED       THROUGH       ENDED        ENDED
                                                         8/31/02*    10/31/01    10/31/00     8/31/02*     10/31/01     10/31/00
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

  Net investment income                                 $  59,314    $  62,728    $ 59,611    $  24,090    $  36,843    $  37,286
  Net realized gain (loss) from investments,
   futures, foreign exchange transactions,
   options and swaps                                        2,699       49,859     (16,527)      19,085       22,133      (20,988)

  Change in net unrealized appreciation/depreciation
   from investments, futures, foreign currency
   translations, options and swaps                         (2,897)      31,504      16,694      (14,513)      29,861       14,888
----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations       59,116      144,091      59,778       28,662       88,837       31,186
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income                                   (58,906)     (63,045)    (59,835)     (24,089)     (36,858)     (37,308)

  Net realized gain on investment transactions            (12,048)          --          --           --           --           --
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                    (70,954)     (63,045)    (59,835)     (24,089)     (36,858)     (37,308)
----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS    (247,093)     940,706    (133,862)     (54,412)     114,658      (26,309)
----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets               (258,931)   1,021,752    (133,919)     (49,839)     166,637      (32,431)

NET ASSETS:

  Beginning of period                                   1,929,163      907,411    1,041,330     754,006      587,369      619,800
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                        $1,670,232   $1,929,163     $907,411   $ 704,167    $ 754,006    $ 587,369
----------------------------------------------------------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME                                $      66    $   1,157    $    787    $     358    $     346    $      65
----------------------------------------------------------------------------------------------------------------------------------

*    The fund changed its fiscal year end from October 31 to August 31.

                          See notes to financial statements.

(AMOUNTS IN THOUSANDS)

                                                                               ENHANCED
                                                                                INCOME       FLEMING EMERGING MARKETS DEBT
                                                                                 FUND                    FUND
                                                                               ---------   ------------------------------------
                                                                               11/30/01*   8/1/02       YEAR        YEAR
                                                                                THROUGH    THROUGH      ENDED       ENDED
                                                                                8/31/02   8/31/02^     7/31/02     7/31/01
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

  Net investment income                                                         $ 3,085      $  308     $ 3,515     $ 2,616
  Net realized gain (loss) from investments and futures                          (1,080)       (112)     (2,680)       (498)

  Change in net unrealized appreciation/depreciation
   from investments, futures and foreign currency translations                      382       2,503      (1,313)     (3,000)
-------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                              2,387       2,699        (478)       (882)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income                                                          (3,084)       (311)     (3,512)     (2,610)
-------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                           300,791       3,883       3,713      18,807
-------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                      300,094       6,271        (277)     15,315

NET ASSETS:

  Beginning of period                                                                --      35,201      35,478      20,163
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                                $300,094     $41,472     $35,201     $35,478
-------------------------------------------------------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME                                                       $      2     $   378     $   381     $   376
-------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
^    The fund changed its fiscal year end from July 31 to August 31.

                          See notes to financial statements.

(AMOUNTS IN THOUSANDS)

                                                                                     GLOBAL STRATEGIC INCOME FUND
                                                                                    -------------------------------
                                                                                     11/1/01     YEAR       YEAR
                                                                                     THROUGH     ENDED      ENDED
                                                                                    8/31/02*   10/31/01   10/31/00
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

  Net investment income                                                             $ 7,684   $ 11,954   $ 11,813
  Net realized gain (loss) from investments,
   futures and foreign exchange transactions                                         (9,510)    (5,323)    (2,626)

  Change in net unrealized appreciation/depreciation
   from investments, futures and foreign currency translations                        4,461      2,282      1,429
-------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                                  2,635      8,913     10,616
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income                                                              (7,217)   (15,047)   (11,789)

  Return of capital                                                                    (378)        --         --
-------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                               (7,595)        --         --
-------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                (3,090)    (9,333)   (18,458)
-------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                           (8,050)   (15,467)   (19,631)

NET ASSETS:

  Beginning of period                                                               147,987    163,454    183,085
-------------------------------------------------------------------------------------------------------------------
  End of period                                                                    $139,937   $147,987   $163,454
-------------------------------------------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME                                                           $   (501)  $   (609)  $  4,412
-------------------------------------------------------------------------------------------------------------------

*    The fund changed its fiscal year end from October 31 to August 31.

                          See notes to financial statements.

(AMOUNTS IN THOUSANDS)

                                                                       INTERMEDIATE BOND FUND            SHORT TERM BOND FUND
                                                                   -----------------------------    -------------------------------
                                                                    11/1/01     YEAR      YEAR       11/1/01     YEAR       YEAR
                                                                    THROUGH     ENDED     ENDED      THROUGH     ENDED      ENDED
                                                                   8/31/02*   10/31/01  10/31/00    8/31/02*   10/31/01   10/31/00
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

  Net investment income                                            $ 16,622   $ 23,680   $ 21,878  $ 20,540   $ 27,811   $ 23,284
  Net realized gain (loss) on investments,
   futures, foreign exchange transactions and options                15,352     14,008     (7,915)   12,596      7,040     (4,665)

  Change in net unrealized appreciation/depreciation
   from investments, futures and options                             (9,040)    23,357      7,215    (8,289)    17,991      1,619
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                 22,934     61,045     21,178    24,847     52,842     20,238
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income                                             (16,638)   (23,705)   (21,904)  (20,463)   (27,772)   (23,295)

  Net realized gain on investment transactions                           --         --         --    (2,732)        --         --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                              (16,638)   (23,705)   (21,904)  (23,195)   (27,772)   (23,295)
-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                63,837     79,717     11,348   (17,879)   325,357     64,207
-----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                           70,133    117,057     10,622   (16,227)   350,427     61,150

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
  Beginning of period                                               504,122    387,065    376,443   765,844    415,417    354,267
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $574,255   $504,122   $387,065  $749,617   $765,844   $415,417
-----------------------------------------------------------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME                                           $     92   $     11   $   (587) $  1,275   $    795   $    593
-----------------------------------------------------------------------------------------------------------------------------------

*    The fund changed its fiscal year end from October 31 to August 31.

                          See notes to financial statements.

(AMOUNTS IN THOUSANDS)

                                                                        SHORT-TERM BOND FUND II           STRATEGIC INCOME FUND
                                                                    --------------------------------  ------------------------------
                                                                     11/1/01     YEAR      YEAR       11/1/01     YEAR       YEAR
                                                                     THROUGH     ENDED     ENDED      THROUGH     ENDED      ENDED
                                                                    8/31/02*   10/31/01  10/31/00    8/31/02*   10/31/01   10/31/00
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

  Net investment income                                            $  22,708   $ 11,384    $ 2,918    $  992    $ 1,713    $ 1,882
  Net realized gain (loss) from investments,
   futures, foreign exchange transactions and options                 10,424      6,553       (573)   (1,007)    (1,667)        58

  Change in net unrealized appreciation/depreciation from
   investments, futures, foreign currency translations and options     1,719     13,303        297       201      1,126     (1,494)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                  34,851     31,240      2,642       186      1,172        446
-----------------------------------------------------------------------------------------------------------------------------------
  Net equalization credits/(debits)                                    2,690      2,626         40       (21)        (9)        23

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income                                              (25,314)   (13,960)    (2,924)     (867)    (1,649)    (2,002)
  Return of capital                                                       --         --         --       (57)       (50)       (25)

  Net realized gain on investment transactions                       (10,428)        --         --        --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                               (35,742)   (13,960)    (2,924)     (924)    (1,699)    (2,027)
-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                454,301    812,112         48    (1,406)    (4,002)     4,313
-----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                           456,100    832,018       (194)   (2,165)    (4,538)     2,755

NET ASSETS:

  Beginning of period                                                884,770     52,752     52,946    22,967     27,505     24,750
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $1,340,870   $884,770    $52,752   $20,802    $22,967    $27,505
-----------------------------------------------------------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME                                          $   (3,290)  $ (2,003)   $   (13)  $   (72)   $   (94)   $ (144)
-----------------------------------------------------------------------------------------------------------------------------------

*    The fund changed its fiscal year end from October 31 to August 31.

                          See notes to financial statements.

(AMOUNTS IN THOUSANDS)

                                                                                        U.S. TREASURY INCOME FUND
                                                                                     ------------------------------
                                                                                      11/1/01     YEAR       YEAR
                                                                                      THROUGH     ENDED      ENDED
                                                                                     8/31/02^  10/31/01(b) 10/31/00
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

  Net investment income                                                             $  4,318   $  4,666   $  4,680
  Net realized gain (loss) from investments, futures and options                       1,344      3,153     (1,859)

  Change in net unrealized appreciation/depreciation
   from investments, futures and options                                                (683)     6,359      2,362
--------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                                   4,979     14,178      5,183
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income                                                               (4,320)    (4,660)    (4,675)
-------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                    234     75,480    (28,706)
--------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                               893     84,998    (28,198)

NET ASSETS:

  Beginning of period                                                                141,728     56,730     84,928
-------------------------------------------------------------------------------------------------------------------
  End of period                                                                     $142,621   $141,728   $ 56,730
--------------------------------------------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME                                                            $     41   $      1   $   (567)
-------------------------------------------------------------------------------------------------------------------

^    The fund changed its fiscal year end from October 31 to August 31.
(b)  Certain amounts have been reclassified, see Note 3.K.

                          See notes to financial statements.

JPMORGAN FUNDS

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

Mutual Fund Group ("MFG"), J.P. Morgan Institutional Funds ("JPMIF"), Mutual Fund Select Group ("MFSG"), J.P. Morgan Series Trust ("JPMST) and J.P. Morgan Funds ("JPMF") (the "Trusts") were organized on May 11, 1987, November 4, 1992, October 1, 1996, August 15, 1996 and November 4, 1992, respectively, as Massachusetts business trusts and are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies.

The following are ten separate portfolios of the Trusts (collectively, the "Funds").

   FUND                                           CLASSES OFFERED
---------------------------------------------------------------------------------------------------
   JPMorgan Bond Fund ("BF")                      Class A, Class B, Institutional, Select and Ultra
   JPMorgan Bond Fund II ("BFII")                 Class A, Class B and Select
   JPMorgan Enhanced Income Fund ("EIF")          Institutional
   JPMorgan Fleming Emerging Markets
   Debt Fund ("EMDF")                             Select
   JPMorgan Global Strategic Income
   Fund ("GSIF")                                  Class A, Class B, Institutional and Select
   JPMorgan Intermediate Bond Fund ("IBF")        Class A and Select
   JPMorgan Short Term Bond Fund ("STBF")         Class A, Institutional and Select
   JPMorgan Short-Term Bond Fund II ("STBFII")    Class A, Class M and Select
   JPMorgan Strategic Income Fund ("SIF")         Class A, Class B, Class C, Class M and Select
   JPMorgan U.S. Treasury Income Fund ("USTI")    Class A, Class B and Select

In 2002, BF, BFII, EIF, GSIF, IBF, STBF, STBFII, SIF, and USTI changed their fiscal year end from October 31 to August 31 and EMDF changed its fiscal year end from July 31 to August 31.

EIF commenced operations on November 30, 2001.

During the fiscal year ended August 31, 2002, BF and STBFII received a contribution of securities ("In-kind contributions") into the funds in exchange for shares of the Ultra Share Class and Select Share Class, respectively. The effective dates of the contributions were on March 26, 2002 and August 7, 2002, respectively, and the securities were transferred at market value, which resulted in no unrealized gain or loss.

STBFII, SIF and USTI are separate series of MFG. BFII and IBF are separate series of MFSG. BF, GSIF and STBF are separate series of JPMIF. EIF is a separate series of JPMST. EMDF is a separate series of JPMF.

Class A and Class M shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class ("Class I"), Ultra Class and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. REORGANIZATIONS

On February 16, 2001, USTI acquired all the net assets of Chase Vista U.S. Government Securities Fund ("CVUSGSF") and Chase U.S. Government Securities Fund ("CUSGSF"), and IBF acquired all the net assets of Chase Intermediate Term Bond Fund ("CITBF"). On March 2, 2001, BFII acquired all the net assets of Chase Vista Bond Fund ("CVBF") and Chase Income Fund ("CIF"), and STBFII acquired all the net assets of Chase Vista Select Short-Term Bond Fund ("CVSSTBF") and Chase Short-Intermediate Term U.S. Government Securities Fund ("CSITUSGSF"). USTI, IBF, BFII and STBFII are hereafter collectively referred to as the "Acquiring Funds". CVUSGSF, CUSGSF, CITBF, CVBF, CIF, CVSSTBF and CSITUGSF are hereafter collectively referred to as the "Target Funds". These reorganizations were pursuant to Reorganization Plans approved by the Target Funds shareholders on January 26, 2001. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under each Reorganization Plan, shareholders of the Target Funds received shares in the Acquiring Funds with a value equal to their holdings in the Target Funds. Holders of Class A Shares and Investor Class Shares in the Target Funds received Class A Shares in the Acquired Funds, holders of Class B Shares in the Target Funds received Class B Shares in the Acquired Funds and holders of Institutional Class Shares and Premier Class Shares in the Target Funds received Institutional Class Shares in the Acquired Funds.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation immediately before and after the reorganization on February 16, 2001 (amounts in thousands, except per share amounts):


                                         BEFORE                           AFTER
                                      REORGANIZATION                 REORGANIZATION
------------------------------------------------------------------------------------
                               USTI        CUSGSF       CVUSGSF           USTI
------------------------------------------------------------------------------------
   Class A
      Shares                   3,596                        259            3,832
      Net Assets             $39,915                    $ 2,585          $42,536
      Net Asset Value,
        per share            $ 11.10                    $ 10.00          $ 11.10
   Class B
      Shares                   1,397                                       1,397
      Net Assets             $15,483                                     $15,483
      Net Asset Value,
        per share            $ 11.08                                     $ 11.08
   Institutional Class
      Shares                                              4,192            4,175
      Net Assets                                        $41,799          $46,349
      Net Asset Value,
        per share                                        $ 9.97          $ 11.10
   Premier Shares
      Shares                                   338
      Net Assets                            $4,550
      Net Asset Value,
        per share                           $13.47
   Investor Shares
      Shares                                     3
      Net Assets                             $  36
      Net Asset Value,
        per share                           $13.47
   Net Unrealized
      Appreciation           $ 1,034        $  161      $ 1,159          $ 2,354

                                               BEFORE                     AFTER
                                           REORGANIZATION            REORGANIZATION
-----------------------------------------------------------------------------------
                                       IBF              CITBF              IBF
-----------------------------------------------------------------------------------
   Class A
     Shares                                                                  207
     Net Assets                                                          $ 2,079
     Net Asset Value,
       per share                                                         $ 10.03
   Institutional Class
     Shares                           39,916                              44,406
     Net Assets                     $400,394                            $445,446
     Net Asset Value,
       per share                     $ 10.03                             $ 10.03
   Premier Shares
     Shares                                              3,563
     Net Assets                                        $45,052
     Net Asset Value,
       per share                                       $ 12.64
   Investor Shares
     Shares                                                164
     Net Assets                                        $ 2,079
     Net Asset Value,
       per share                                       $ 12.64
   Net Unrealized
     Appreciation                    $ 6,411           $ 1,253           $ 7,664

The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation immediately before and after the reorganization on March 2, 2001 (amounts in thousands, except per share amounts):

                                                 BEFORE                       AFTER
                                             REORGANIZATION              REORGANIZATION
---------------------------------------------------------------------------------------
                                      BFII          CVBF         CIF          BFII
---------------------------------------------------------------------------------------
   Class A
     Shares                                         3,210                           872
     Net Assets                                   $33,725                      $ 34,496
     Net Asset Value,
       per share                                  $ 10.51                       $ 39.55
   Class B
     Shares                                           431                           115
     Net Assets                                   $ 4,552                       $ 4,552
     Net Asset Value,
       per share                                  $ 10.55                       $ 39.55
   Institutional Class
     Shares                           15,089        2,000                        16,807
     Net Assets                     $596,783      $20,997                      $664,724
     Net Asset Value,
       per share                     $ 39.55      $ 10.50                       $ 39.55
   Premier Shares
     Shares                                                      2,390
     Net Assets                                                $46,944
     Net Asset Value,
       per share                                               $ 19.65
   Investor Shares
     Shares                                                         39
     Net Assets                                                 $  771
     Net Asset Value,
       per share                                               $ 19.67
   Net Unrealized
     Appreciation                   $ 15,370      $ 1,252      $ 1,389         $ 18,011


                                          BEFORE                         AFTER
                                       REORGANIZATION                REORGANIZATION
----------------------------------------------------------------------------------
                              STBFII      CVSSTBF     CSITUSGSF         STBFII
----------------------------------------------------------------------------------
   Class A
     Shares                    1,726                                      1,751
     Net Assets              $17,437                                    $17,689
     Net Asset Value,
       per share             $ 10.10                                    $ 10.10
   Institutional Class
     Shares                    1,655        2,548                         6,287
     Net Assets              $16,743      $27,012                       $63,622
     Net Asset Value,
       per share             $ 10.12      $ 10.60                       $ 10.12
   Class M
     Shares                    7,996                                      7,996
     Net Assets              $80,764                                    $80,764
     Net Asset Value,
       per share             $ 10.10                                    $ 10.10
   Premier Shares
     Shares                                              1,582
     Net Assets                                        $19,867
     Net Asset Value,
       per share                                       $ 12.56
   Investor Shares
     Shares                                                 20
     Net Assets                                        $   252
     Net Asset Value,
       per share                                       $ 12.56
   Net Unrealized
     Appreciation            $ 1,407      $   479      $   471          $ 2,357

Prior to September 10, 2001, BF, STBF and GSIF utilized a Master Feeder Fund Structure where all the Funds sought to achieve their investment objectives by investing all of their investable assets in the U.S. Fixed Income Portfolio, Short Term Bond Portfolio and the Global Strategic Income Portfolio, respectively. BF, STBF and GSIF now invest directly in portfolio securities.

Prior to the open of business on September 10, 2001, the J.P. Morgan Institutional Bond Fund, J.P. Morgan Institutional Short Term Bond Fund, and J.P. Morgan Institutional Global Strategic Income Fund (collectively, the "Acquiring Funds") acquired all the net assets of J.P. Morgan Bond Fund, J.P. Morgan Institutional Bond Fund-Ultra, J.P. Morgan Short Term Bond Fund, and J.P. Morgan Global Strategic Income Fund (collectively, the "Target Funds"), as shown in the tables below, pursuant to Reorganization Plans approved by the

Target Funds' shareholders on July 3, 2001 and July 25, 2001. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under each Reorganization Plan, shareholders of the Target Funds received shares in the Acquiring Funds with a value equal to their holdings in the Target Funds.

In conjunction with the merger of the Chase and J.P. Morgan mutual fund complexes on September 10, 2001, Institutional Shares for BFII, IBF, STBFII, SIF and USTI were renamed Select Shares.

The following is a summary of Shares Outstanding, Beneficial Interest Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the Reorganizations (amounts in thousands, except per share amounts):

                                                                         JPMORGAN
                                                                 BOND FUND REORGANIZATION
---------------------------------------------------------------------------------------------------------------------
                                   BENEFICIAL                                            NET ASSET         NET
                                     INTEREST          SHARES                              VALUE        UNREALIZED
                                   OUTSTANDING       OUTSTANDING        NET ASSETS       PER SHARE     APPRECIATION
---------------------------------------------------------------------------------------------------------------------
   Target Funds
   J.P. Morgan Bond Fund              28,828                          $  299,497           $10.39         $ 4,708
   J.P. Morgan Institutional
     Bond Fund - Ultra                55,296                          $  555,990           $10.05         $ 8,326
   Acquiring Fund
   J.P. Morgan Institutional
     Bond Fund                                         101,149        $1,000,493           $ 9.89         $16,329
   After Reorganization
   JPMorgan Bond Fund                                                                                     $29,363
     Ultra Class                                        56,210        $  555,990           $ 9.89
     Select Class                                       30,279        $  299,497           $ 9.89
     Institutional Class                               101,149        $1,000,493           $ 9.89

                                                                        JPMORGAN
                                                         SHORT TERM BOND FUND REORGANIZATION
---------------------------------------------------------------------------------------------------------------------
                                   BENEFICIAL                                              NET ASSET        NET
                                     INTEREST          SHARES                                VALUE       UNREALIZED
                                   OUTSTANDING       OUTSTANDING        NET ASSETS         PER SHARE    APPRECIATION
---------------------------------------------------------------------------------------------------------------------
   Target Funds
   J.P. Morgan Short Term
     Bond Fund                         5,382                            $ 53,000            $9.85          $  753
   Acquiring Fund
   J.P. Morgan Institutional
     Short Term Bond Fund             58,275                            $575,178            $9.87          $8,789
   After Reorganization
   JPMorgan
     Short Term Bond Fund                                                                                  $9,542
     Select Class                                        5,372          $ 53,000            $9.87
     Institutional Class                                58,275          $575,178            $9.87

                                                                         JPMORGAN
                                                        GLOBAL STRATEGIC INCOME FUND REORGANIZATION
---------------------------------------------------------------------------------------------------------------------
                                   BENEFICIAL                                            NET ASSET     NET UNREALIZED
                                     INTEREST          SHARES                              VALUE         APPRECIATION
                                   OUTSTANDING       OUTSTANDING        NET ASSETS       PER SHARE     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
   Target Funds
   J.P. Morgan Global
     Strategic Income Fund               602                             $ 5,459            $9.07              $  9
   Acquiring Fund
   J.P. Morgan Institutional
     Global Strategic
     Income Fund                      15,786                            $144,187            $9.13            $(747)
   After Reorganization
   JPMorgan Global Strategic
     Income Fund                                                                                             $(738)
     Select Class                                          598           $ 5,459            $9.13
     Institutional Class                                15,786          $144,187            $9.13

Below is the Statement of Operations for The U.S. Fixed Income Portfolio ("Master Portfolio") for the period November 1, 2000 through September 9, 2001.

   (Amounts in Thousands)
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income                                                            $ 82,503
  Dividend income                                                                 724
  Dividend income from affiliated investments*                                 13,804
--------------------------------------------------------------------------------------
    Total investment income                                                    97,031
--------------------------------------------------------------------------------------
EXPENSES:
  Advisory fee                                                                  4,413
  Custodian fees and expenses                                                     389
  Professional fees and expenses                                                   39
  Administrative services fees                                                    344
  Printing expenses                                                                17
  Fund services fees                                                               21
  Trustees' fees and expenses                                                      16
  Administration fee                                                                7
  Other                                                                             4
--------------------------------------------------------------------------------------
    Total expenses                                                              5,250
--------------------------------------------------------------------------------------
      Net investment income                                                    91,781
======================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on transactions from:
    Investments                                                                48,710
    Futures                                                                     2,443
    Foreign currency contracts                                                 (1,719)
    Options                                                                       269
--------------------------------------------------------------------------------------
  Net realized gain                                                            49,703
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation of:
    Investments                                                                29,297
    Futures                                                                       794
    Foreign currency contracts                                                   (626)
    Options                                                                       939
======================================================================================
  Net change in unrealized appreciation/depreciation                           30,404
======================================================================================
      Net increase in net assets resulting from operations                   $171,888
======================================================================================
* Including reimbursements of Investment Advisory and Administration Fees    $    435
======================================================================================

The allocated income and expenses of the Master Portfolio attributable to the J.P. Morgan Institutional Bond Fund was 54.7% and 54.7% of the Master's income and expenses, respectively, 29.5% and 29.5%, respectively, to J.P. Morgan Institutional Bond Fund - Ultra and 15.8% and 15.9%, respectively, to J.P. Morgan Bond Fund for the period of November 1, 2000 through September 9, 2001.

Below is a summary of the fund level expenses for the J.P. Morgan Institutional Bond Fund-Ultra for the period November 1, 2000 through September 9, 2001.

(Amounts in Thousands)
------------------------------------------------------------------------
  Financial and fund accounting services fee                       $ 30
  Transfer agent fees                                                16
  Shareholder servicing fees                                        216
  Registration fees                                                  19
  Printing expenses                                                   7
  Professional fees                                                  11
  Amortization of organization expenses                               1
  Administrative services fees                                      101
  Fund services fees                                                  6
  Trustees' fees and expenses                                         4
  Administration fee                                                  4
  Other                                                              17
------------------------------------------------------------------------
    Total fund expenses                                            $432
------------------------------------------------------------------------
  Less expense Reimbursements                                       426
------------------------------------------------------------------------
    Net fund expenses                                                 6
------------------------------------------------------------------------

Below is a summary of the fund level expenses for the J.P. Morgan Bond Fund for the period November 1, 2000 through September 9, 2001.

(Amounts in Thousands)
------------------------------------------------------------------------
  Financial and fund accounting services fee                       $ 30
  Transfer agent fees                                                41
  Shareholder servicing fees                                        581
  Registration fees                                                  20
  Printing expenses                                                  15
  Professional fees                                                  10
  Administrative services fees                                       54
  Fund services fees                                                  3
  Trustees' fees and expenses                                         2
  Administration fee                                                  2
  Other                                                              18
------------------------------------------------------------------------
    Total fund expenses                                            $776
------------------------------------------------------------------------

Below is the Statement of Operations for The Short Term Bond Portfolio ("Master Portfolio") for the period November 1, 2000 through September 9, 2001.

(Amounts in Thousands)
---------------------------------------------------------------------------------
  INVESTMENT INCOME:
    Interest income                                                      $25,291
    Dividend income                                                          111
    Dividend income from affiliated investments *                          1,858
---------------------------------------------------------------------------------
      Total investment income                                             27,260
---------------------------------------------------------------------------------
  EXPENSES:
    Advisory fee                                                           1,126
    Custodian fees and expenses                                               91
    Professional fees and expenses                                            26
    Administrative services fees                                             105
    Printing expenses                                                         14
    Fund services fees                                                         6
    Trustees' fees and expenses                                                4
    Administration fee                                                         2
    Other                                                                      2
---------------------------------------------------------------------------------
      Total expenses                                                       1,376
---------------------------------------------------------------------------------
    Less expense reimbursements                                               25
---------------------------------------------------------------------------------
      Net expenses                                                         1,351
---------------------------------------------------------------------------------
        Net investment income                                             25,909
=================================================================================
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on transactions from:
      Investments                                                          2,588
      Futures                                                              3,163
---------------------------------------------------------------------------------
    Net realized gain                                                      5,751
---------------------------------------------------------------------------------
    Change in net unrealized appreciation/depreciation of:
      Investments                                                          9,131
      Futures                                                                536
=================================================================================
    Net change in unrealized appreciation/depreciation                     9,667
=================================================================================
      Net increase in net assets resulting from operations               $41,327
=================================================================================
* Including reimbursement of Investment Advisory and Administration Fees $    60
=================================================================================

The allocated income and expenses of the Master Portfolio attributable to the J.P. Morgan Institutional Short Term Bond Fund was 91.4% and 91.4% of the Master's income and expenses, respectively, and 8.6% and 8.6%, respectively, to J.P. Morgan Short Term Bond Fund for the period of November 1, 2000 through September 9, 2001.

Below is a summary of the fund level expenses for the J.P. Morgan Short Term Bond Fund for the period November 1, 2000 through September 9, 2001.


(Amounts in Thousands)
--------------------------------------------------------------------------------
  Financial and fund accounting services fee                               $ 30
  Transfer agent fees                                                        23
  Shareholder servicing fees                                                 97
  Registration fees                                                          17
  Printing expenses                                                          12
  Professional fees                                                           9
  Administrative services fees                                                9
  Fund services fees                                                          1
  Trustees' fees and expenses                                                --^
  Administration fee                                                         --^
  Other                                                                       6
--------------------------------------------------------------------------------
    Total fund expenses                                                     204
--------------------------------------------------------------------------------
  Less expense reimbursements                                                88
================================================================================
    Net fund expenses                                                      $116
================================================================================

^ Amount rounds to less than one thousand.

Below is the Statement of Operations for The Global Strategic Income Portfolio ("Master Portfolio") for the period from November 1, 2000 through September 9, 2001.

(Amounts in Thousands)
---------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income                                                        $10,901
  Dividend income (Net of foreign withholding tax of $1)                      56
  Dividend income from affiliated investments *                              815
---------------------------------------------------------------------------------
    Total investment income                                               11,772
---------------------------------------------------------------------------------
EXPENSES:
  Advisory fee                                                               652
  Custodian fees and expenses                                                141
  Professional fees and expenses                                              39
  Administrative services fees                                                34
  Printing expenses                                                           10
  Amortization of organization expenses                                        4
  Fund services fees                                                           2
  Trustees' fees and expenses                                                  2
  Administration fee                                                           1
  Other                                                                       --
---------------------------------------------------------------------------------
    Total expenses                                                           885
---------------------------------------------------------------------------------
      Net investment income                                               10,887
=================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on transactions from:
    Investments                                                           (3,778)
    Futures                                                                 (944)
    Foreign currency contracts                                              (836)
---------------------------------------------------------------------------------
  Net realized loss                                                       (5,558)
---------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation of:
    Investments                                                            5,451
    Futures                                                                  (77)
    Foreign currency contracts                                               272
=================================================================================
  Net change in unrealized appreciation/depreciation                       5,646
=================================================================================
      Net increase in net assets resulting from operations               $10,975
=================================================================================
* Including reimbursement of Investment Advisory and Administration Fees    $ 22
=================================================================================

The allocated income and expenses of the Master Portfolio attributable to the J.P. Morgan Institutional Global Strategic Income Fund was 96.1% and 96.1% of the Master's income and expenses, respectively, and 3.9% and 3.9%, respectively, to J.P. Morgan Global Strategic Income Fund for the period of November 1, 2000 through September 9, 2001.

Below is a summary of the fund level expenses for the J.P. Morgan Global Strategic Income Fund for the period November 1, 2000 through September 9, 2001:

(Amounts in Thousands)
-----------------------------------------------------------
  Financial and fund accounting services fee          $ 43
  Transfer agent fees                                   20
  Shareholder servicing fees                            14
  Registration fees                                     12
  Printing expenses                                     10
  Professional fees                                     11
  Amortization of organization expenses                  6
  Administrative services fees                           1
  Fund services fees                                    --^
  Trustees' fees and expenses                           --^
  Administration fee                                    --^
  Other                                                  5
-----------------------------------------------------------
    Total fund expenses                               $122
-----------------------------------------------------------
  Less expense reimbursements                          101
-----------------------------------------------------------
    Net fund expenses                                 $ 21
-----------------------------------------------------------

^ Amount rounds to less than one thousand.

Prior to the open of business on September 10, 2001, EMDF had utilized the Master Feeder Fund Structure whereby the Fund sought to achieve its investment objective by investing all of its investable assets in the Emerging Markets Debt Portfolio ("Master Portfolio"). As of September 10, 2001, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Master Portfolio, and the existing shares were renamed Select Class Shares. Below is the Statement of Operations for the Master Portfolio for the period August 1, 2001 through September 9, 2001:

(Amounts in Thousands)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                          $463
  Dividend income from affiliated investments *                                        7
-----------------------------------------------------------------------------------------
    Total investment income                                                          470
-----------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee                                                             28
  Administrative services fees                                                         1
  Custodian fees                                                                       4
  Professional fees                                                                    5
  Organization expenses                                                              --^
  Other                                                                                1
-----------------------------------------------------------------------------------------
    Total expenses                                                                    39
-----------------------------------------------------------------------------------------
      Net investment income                                                          431
=========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on transactions from:
    Investments                                                                       41
    Futures                                                                          101
  Change in net unrealized appreciation/depreciation of:
    Investments                                                                    1,233
    Futures                                                                          (84)
=========================================================================================
  Net realized and unrealized gain on investments and futures                      1,291
=========================================================================================
    Net increase in net assets resulting from operations                          $1,722
=========================================================================================
 * Includes reimbursement of Investment advisory and administration service fees     $--^
=========================================================================================

^ Amount rounds to less than one thousand.

The Master Portfolio allocated substantially all of its income and expenses to J.P. Morgan Emerging Markets Debt Fund from August 1, 2001 through September 9, 2001.

3. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Fixed income securities, (other than convertible bonds), with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. Valuations may be based upon current market prices of securities which are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. REPURCHASE AGREEMENTS -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

C. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

The Funds invest in exchange-traded interest rate futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner, allowing the Funds to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subject the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subject the Funds to unlimited risk of loss.

The Funds enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of August 31, 2002, the Funds had outstanding futures contracts as listed on the Funds' Portfolio of Investments.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     1.Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

     2.Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of August 31, 2002, GSIF and SIF had outstanding forward foreign currency exchange contracts as listed on the respective Portfolio of Investments.

F. WRITTEN OPTIONS -- When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

The Funds write options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of August 31, 2002, BF and STBF had written options contracts outstanding as listed on the respective Portfolio of Investments.

Transactions in options written during the period ended August 31, 2002, were as follows (amounts in thousands):

                                                BF                               BFII                               IBF
------------------------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF          PREMIUMS        NUMBER OF          PREMIUMS        NUMBER OF          PREMIUMS
                                  CONTRACTS          RECEIVED        CONTRACTS          RECEIVED        CONTRACTS          RECEIVED
------------------------------------------------------------------------------------------------------------------------------------
Options outstanding at
    October 31, 2001                 (200,001)       $  5,955            --^              $ 108             --^              $ 72
Options written                    (1,041,000)          9,131            --                  --             --                 --
Options terminated in closing
    purchase transactions             951,001          (8,694)            --^              (108)            --^               (72)
Options exercised                           --             --            --                  --             --                 --
                                   ----------        --------        --------           --------        --------           --------
Options outstanding at
    August 31, 2002                  (290,000)         $6,392            --               $  --             --               $ --
                                   ==========        ========        ========           ========        ========           ========


                                               STBF                               SIF                               USTI
------------------------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF          PREMIUMS        NUMBER OF          PREMIUMS        NUMBER OF          PREMIUMS
                                   CONTRACTS          RECEIVED        CONTRACTS          RECEIVED        CONTRACTS          RECEIVED
------------------------------------------------------------------------------------------------------------------------------------
Options outstanding at
    October 31, 2001                    --              $ --              --^                $ 2             --^              $ 20
Options written                      (30,600)            304              --                  --             --                 --
Options terminated in closing
    purchase transactions               --                --              --^                 --             --^               (20)
Options exercised                       --                --              --                  (2)            --                 --
                                   ----------         --------         --------           --------        --------          --------
Options outstanding at
    August 31, 2002                  (30,600)           $304              --                 $--             --               $ --
                                   ==========         ========         ========           ========        ========          ========

^Amount rounds to less than one thousand.

G. SWAPS -- The Funds may engage in swap transactions, specifically interest rate, currency, fixed income, index and total return swaps in order to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of August 31, 2002, BF had outstanding swap agreements as listed on the Portfolio of Investments.

H. COMMITMENTS -- The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized losses on the underlying securities purchased and any unrealized gains on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

I. DOLLAR ROLLS -- The Funds may enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds' policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. BF, BFII, GSIF, IBF, STBF and STBFII had TBA Dollar Rolls outstanding as of August 31, 2002, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities.

J. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. The following is the market value and percentage of restricted and illiquid securities (amounts in thousands).

              MARKET       % OF TOTAL
   FUND        VALUE      MARKET VALUE
----------------------------------------
   BF         $20,460         0.91%

   GSIF        15,906         9.50%

   SIF              7         0.03%

K. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

Purchases of To Be Announced (TBA), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is each Fund's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2000, USTI adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to November 1, 2000, USTI did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of USTI, but resulted in a $764 (amount in thousands) reduction in cost of securities and a corresponding $764 (amount in thousands) increase in net unrealized appreciation (depreciation), based on securities held by USTI on November 1, 2000.

The effect of this change for the year ended October 31, 2001 was to decrease net investment income by $621 (amount in thousands), increase unrealized appreciation by $493 (amounts in thousands) and increase realized gains by $128 (amount in thousands). The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in accounting principle.

RECLASSIFICATION OF FINANCIAL INFORMATION

Certain amounts in the Statement of Operations and Statement of Changes in Net Assets for the year ended October 31, 2001 have been reclassified from those previously reported relating to the adoption of premium amortization discussed above. Net investment income and net realized gains from transactions on investments were increased by $758 (amount in thousands) and $365 (amount in thousands), respectively, and change in net unrealized appreciation of investments was decreased by $1,123 (amount in thousands). This reclassification has no affect on Net increase in net assets from operations.

L. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

M. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

N. FOREIGN TAXES -- Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

O. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

                                                      ACCUMULATED                        ACCUMULATED
                                                     UNDISTRIBUTED/                      NET REALIZED
                             PAID-IN               (OVERDISTRIBUTED)                     GAIN (LOSS)
                             CAPITAL              NET INVESTMENT INCOME                 ON INVESTMENTS
------------------------------------------------------------------------------------------------------
   BF                            $-                     $(1,499)                             $1,499
   BFII                           -                           11                               (11)
   EIF                            -                            1                                (1)
   GSIF                           -                        (359)                                359
   IBF                          (1)                           97                               (96)
   STBF                           -                          403                              (403)
   STBFII                     2,690                      (1,371)                            (1,319)
   SIF                         (21)                         (82)                                103
   USTI                           -                           42                               (42)

The reclassifications for BF relate primarily to the character for tax purposes of current year swap payments, foreign currency gains and losses and paydowns. The reclassifications for BFII, EIF and USTI relate primarily to the character for tax purposes of current year paydowns. The reclassifications for GSIF relate primarily to the character for tax purposes of current year foreign currency gains and losses. The reclassifications for IBF relate primarily to the character for tax purposes of current year paydowns and non-deductible organization costs. The reclassifications for STBF relate primarily to the character for tax purposes of current year dividends and paydowns. The reclassifications for STBFII relate primarily to the character for tax purposes of current year dividends, equalization, and paydowns. The reclassifications for SIF relate primarily to the character for tax purposes of current year paydowns, foreign currency gains and losses and equalization.

The tax character of distributions paid during the period ended August 31, 2002 were as follows (amounts in thousands):

                   ORDINARY       LONG-TERM          RETURN OF        TOTAL
                    INCOME      CAPITAL GAIN          CAPITAL     DISTRIBUTIONS
--------------------------------------------------------------------------------
   BF               $58,906        $12,048            $ --           $70,954
   BFII              24,089             --              --            24,089
   EIF                3,084             --              --             3,084
   EMDF                 311             --              --               311
   GSIF               7,217             --             378             7,595
   IBF               16,638             --              --            16,638
   STBF              20,457          2,738              --            23,195
   STBFII            30,242          5,500              --            35,742
   SIF                  867             --              57               924
   USTI               4,320             --              --             4,320

At August 31, 2002, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

                                                          BF               BFII            EIF
------------------------------------------------------------------------------------------------
   Current distributable ordinary income               $ 8,263           $ 2,338         $   141
      Plus/Less: cumulative timing differences          (1,577)           (1,980)           (139)
                                                       -------           -------         -------
   Undistributed ordinary income or
      overdistribution of ordinary income              $ 6,686            $  358         $     2
                                                       =======           =======         =======
   Current distributable long-term capital
      gain or tax basis capital loss carryover              --             3,658          (1,180)
   Plus/Less: cumulative timing differences                 --                --              --
                                                       -------           -------         -------
   Undistributed long-term gains/
      accumulated capital loss                              --             3,658          (1,180)
                                                       =======           =======         =======
   Unrealized appreciation (depreciation)              $33,649           $15,614         $   481
                                                       =======           =======         =======

                                                         EMDF              GSIF            IBF
------------------------------------------------------------------------------------------------
   Current distributable ordinary income               $   415           $    --         $14,796
      Plus/Less: cumulative timing differences             (38)             (532)         (1,535)
                                                       -------           -------         -------
   Undistributed ordinary income or
      overdistribution of ordinary income              $   377           $  (532)        $13,261
                                                       =======           =======         =======
   Current distributable long-term capital
      gain or tax basis capital loss carryover          (5,975)          (33,611)          1,893
   Plus/Less: cumulative timing differences                 --                --              --
                                                       -------           -------         -------
   Undistributed long-term gains/
      accumulated capital loss                          (5,975)          (33,611)          1,893
                                                       =======           =======         =======
   Unrealized appreciation (depreciation)              $   235           $   701         $11,774
                                                       =======           =======         =======

                                                         STBF            STBFII            SIF
--------------------------------------------------------------------------------------------------
   Current distributable ordinary income                $3,505          $   174             $ --
      Plus/Less: cumulative timing differences            (470)          (3,289)             (75)
                                                        ------          -------          -------
   Undistributed ordinary income or
      overdistribution of ordinary income               $3,035          $(3,115)         $   (75)
                                                        ======          =======          =======
   Current distributable long-term capital
      gain or tax basis capital loss carryover           5,410            2,563           (2,569)
   Plus/Less: cumulative timing differences                 --               --               --
                                                        ------          -------          -------
   Undistributed long-term gains/
      accumulated capital loss                           5,410            2,563           (2,569)
                                                        ======          =======          =======
   Unrealized appreciation (depreciation)               $9,725          $15,339          $  (312)
                                                        ======          =======          =======

                                                                   USTI
-------------------------------------------------------------------------
   Current distributable ordinary income                        $   136
      Plus/Less: cumulative timing differences                      (95)
                                                                -------
   Undistributed ordinary income or
      overdistribution of ordinary income                       $    41
                                                                =======
   Current distributable long-term capital
      gain or tax basis capital loss carryover                   (5,616)
   Plus/Less: cumulative timing differences                          --
                                                                -------
   Undistributed long-term gains/
      accumulated capital loss                                   (5,616)
                                                                =======
   Unrealized appreciation (depreciation)                       $ 6,445
                                                                =======

For BF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales, straddle loss deferrals, mark to market of futures, and options. For BFII, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales, straddle loss deferrals, and the mark to market of futures. For EIF and IBF, the differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales and the mark to market of futures. For EMDF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales, mark to market of futures, and allocation of tax basis on "Master/Feeder" takedown. For GSIF and SIF, the differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales, straddle loss deferrals, the mark to market of futures, and forward foreign currency contracts. For STBF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to the mark to market of futures and options. For STBFII, the differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to the mark to market of futures. For USTI, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales and the mark to market of futures. For BF, BFII, EIF, IBF, STBF, STBFII, and USTI the cumulative timing difference account primarily consists of deferred compensation and dividends payable. For EMDF, GSIF, and SIF the cumulative timing difference account primarily consists of deferred compensation, interest write off for book not tax purposes and dividends payable.

P. ORGANIZATION COSTS -- Organization and initial registration costs incurred (prior to June 30, 1998) in connection with establishing IBF, GSIF and BFII have been deferred and are being amortized on a straight-line basis over a sixty month period beginning with the commencement of operations of each Fund.

Q. EQUALIZATION -- In 1999, STBFII and SIF adopted the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Trust shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Trust shares.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, J. P. Morgan Fleming Asset Management (USA), Inc. ("JPMFAM") and J.P. Morgan Investment Management, Inc. ("JPMIM" and, together with JPMFAM, the "Advisers") act as the investment advisers to the Funds. JPMFAM, a direct wholly owned subsidiary of JPMorgan Chase Bank ("JPMCB") and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"), is the adviser for BFII, IBF, SIF, STBFII and USTI. JPMIM, a wholly owned subsidiary of JPMorgan, is the adviser for BF, EIF, EMDF, GSIF and STBF. The Advisers supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                      INVESTMENT
    FUND              ADVISORY FEE (%)
--------------------------------------
    BF                     0.30
    BFII                   0.30
    EIF                    0.25
    EMDF                   0.70
    GSIF                   0.45
    IBF                    0.30
    STBF                   0.25
    STBFII                 0.25
    SIF                    0.50
    USTI                   0.30

The Advisers waived fees as outlined in Note 4.F. below.

State Street Research & Management Company ("SSR"), a registered investment adviser, was the investment sub-adviser to SIF pursuant to an Investment Sub-Advisory Agreement between SSR and JPMFAM through May 14, 2001. Under the prior arrangement, JPMFAM made the day-to-day investment decisions for SIF except that SSR made the day-to-day investment decisions for the portion of SIF that was allocated to lower-rated high yield securities of U.S. issuers. SSR is a wholly-owned subsidiary of the Metropolitan Life Insurance Company, and was entitled to receive a fee, payable by JPMFAM from its advisory fee, at an annual rate equal to 0.35% of the Fund's average daily net assets. Effective May 15, 2001, JPMFAM terminated the sub-advisory agreement with SSR.

Prior to February 22, 2001, The Chase Manhattan Bank ("Chase"), also a direct wholly-owned subsidiary of JPMorgan, acted as investment adviser to BFII, IBF, STBFII, SIF and USTI.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Funds in an amount sufficient to offset any duplicate investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

Prior to September 10, 2001, Chase served as the administrator for BFII, IBF, STBFII, SIF and USTI and was paid a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. Also, prior to September 10, 2001, Morgan Guaranty Trust Company of New York ("Morgan") served as the administrator for BF, EMDF, GSIF and STBF and was paid a fee equal to the respective Fund's allocable share of an annual complex-wide charge equal to 0.09% of the first $7 billion of aggregate average daily net assets and 0.04% of the aggregate average daily net assets in excess of $7 billion less the complex-wide fees paid to Funds Distributor, Inc. ("FDI"). Effective September 10, 2001, in connection with the elimination of the Funds paying directly sub-administration fees (0.05% annualized for BFII, IBF, STBFII, SIF and USTI) and co-administration fees (allocable share of $425,000 plus FDI's out of pocket expenses, annualized for BF, EMDF, GSIF and STBF) the Trustees approved a new combined administration agreement. Under the terms of the agreement, the Administrator will bear all sub-administration/co-administration expenses of the funds and be paid pursuant to the Administration Agreement mentioned above.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

Prior to May 1, 2001, FDI served as co-administrator for BF, EMDF, GSIF and
STBF.

Prior to September 10, 2001, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group served as sub-administrator to BFII, IBF, STBFII, SIF and USTI.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                                                     INSTITUTIONAL      SELECT      ULTRA
   FUND         CLASS A           CLASS B           CLASS C          CLASS M             CLASS           CLASS      CLASS
---------------------------------------------------------------------------------------------------------------------------
   BF             0.75              1.50               n/a              n/a              0.49             0.69       0.40
   BFII           0.75              1.50               n/a              n/a               n/a             0.60        n/a
   EIF             n/a               n/a               n/a              n/a             0.20^              n/a        n/a
   EMDF            n/a               n/a               n/a              n/a               n/a             1.25        n/a
   GSIF           1.25              1.75               n/a              n/a              0.65             1.00        n/a
   IBF            0.90               n/a               n/a              n/a               n/a             0.75        n/a
   STBF           0.75               n/a               n/a              n/a              0.30             0.60        n/a
   STBFII         0.75               n/a               n/a             1.00               n/a             0.50        n/a
   SIF            1.25              1.75              1.75             1.45               n/a             1.00        n/a
   USTI           0.75              1.64               n/a              n/a               n/a             0.55        n/a

^The limitation percentage increases to 0.25% from 0.20% effective January 1, 2003 and will expire on December 31, 2004.

The contractual expense limitation agreements were in effect beginning August 1, 2001 for EMDF and September 10, 2001 for BFII, IBF, STBFII, SIF and USTI, for both entire fiscal periods for BF, GSIF and STBF and since the commencement of operations for EIF. The expense limitation percentages in the table above are due to expire as follows:

                                                                             INSTITUTIONAL         SELECT         ULTRA
   FUND             CLASS A          CLASS B       CLASS C      CLASS M          CLASS              CLASS         CLASS
---------------------------------------------------------------------------------------------------------------------------
   BF              12/31/03         12/31/03           n/a          n/a         12/31/04          12/31/04       12/31/04
   BFII            12/31/03         12/31/03           n/a          n/a              n/a          12/31/03            n/a
   EIF                  n/a              n/a           n/a          n/a         12/31/04               n/a            n/a
   EMDF                 n/a              n/a           n/a          n/a              n/a          12/31/04            n/a
   GSIF            12/31/03         12/31/03           n/a          n/a         12/31/04          12/31/04            n/a
   IBF             12/31/03              n/a           n/a          n/a              n/a          12/31/03            n/a
   STBF            12/31/03              n/a           n/a          n/a         12/31/04          12/31/04            n/a
   STBFII          12/31/03              n/a           n/a     12/31/03              n/a          12/31/03            n/a
   SIF             12/31/03         12/31/03      12/31/03     12/31/03              n/a          12/31/03            n/a
   USTI            12/31/03         12/31/03           n/a          n/a              n/a          12/31/03            n/a

The Administrator waived fees and reimbursed expenses as outlined in Note 4.F. below.

C. DISTRIBUTION FEES -- Pursuant to a Distribution Agreement, JPMFD serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, C and M Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

   FUND             CLASS A          CLASS B           CLASS C           CLASS M
--------------------------------------------------------------------------------
   BF                0.25              0.75               n/a               n/a
   BFII              0.25              0.75               n/a               n/a
   GSIF              0.25              0.75               n/a               n/a
   IBF               0.25               n/a               n/a               n/a
   STBF              0.25               n/a               n/a               n/a
   STBFII            0.25               n/a               n/a              0.35
   SIF               0.25              0.75              0.75              0.50
   USTI              0.25              0.75               n/a               n/a

In addition, JPMFD receives any contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares.

The Distributor waived fees and reimbursed expenses as outlined in Note 4.F. below.

Prior to April 11, 2001, FDI acted as JPMIF's Distributor and JPMFD acted as MFG and MFSG's Distributor.

D. SHAREHOLDER SERVICING FEES -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMCB under which JPMCB provides account administration and personal account maintenance services to the shareholders. JPMCB may obtain the services of one or more shareholder servicing agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                                             INSTITUTIONAL    SELECT          ULTRA
   FUND       CLASS A         CLASS B         CLASS C           CLASS M           CLASS        CLASS           CLASS
---------------------------------------------------------------------------------------------------------------------
   BF           0.25            0.25             n/a               n/a            0.10         0.25            0.05
   BFII         0.25            0.25             n/a               n/a             n/a         0.25             n/a
   EIF           n/a             n/a             n/a               n/a            0.10          n/a             n/a
   EMDF          n/a             n/a             n/a               n/a             n/a         0.25             n/a
   GSIF         0.25            0.25             n/a               n/a            0.10         0.25             n/a
   IBF          0.25             n/a             n/a               n/a             n/a         0.25             n/a
   STBF         0.25             n/a             n/a               n/a            0.10         0.25             n/a
   STBFII       0.25             n/a             n/a              0.25             n/a         0.25             n/a
   SIF          0.25            0.25            0.25              0.30             n/a         0.25             n/a
   USTI         0.25            0.25             n/a               n/a             n/a         0.25             n/a

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and JPMF, JPMIF and JPMST are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of BF, EIF, EMDF, GSIF and STBF available to customers of investment advisers and other financial intermediaries who are Schwab's clients. BF, EIF, EMDF, GSIF and STBF are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMF, JPMIF, JPMST and JPMCB is terminated, BF, EIF, EMDF, GSIF and STBF would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

The Shareholder Servicing Agent waived fees as outlined in Note 4.F. below.

E. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Effective September 10, 2001, JPMCB began providing portfolio accounting and custody services for BF, EMDF, GSIF, and STBF. The amounts paid to JPMCB by BF, EMDF, GSIF and STBF for custody and accounting fees were $40, $35, $53 and $54 (amounts in thousands), respectively, and are included in custodian fees as presented on the Statement of Operations for the period ended in 2001.

F. WAIVERS AND REIMBURSEMENTS -- For the periods ended August 31, 2002 and October 31, 2001 (except EMDF which was July 31, 2002), the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands):

                                                 CONTRACTUAL WAIVERS
   PERIOD           -------------------------------------------------------------------------------
   ENDED            INVESTMENT                        SHAREHOLDER                                       CONTRACTUAL
   AUGUST 31, 2002   ADVISORY   ADMINISTRATION         SERVICING      DISTRIBUTION            TOTAL    REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------------
   BF                  $ --           $1,158              $308               $--           $1,466              $ 31
   BFII                  --              121               709                94              924                --
   EIF                  290              192               128                --              610                --
   EMDF                   2               --                --                --                2                --
   GSIF                 264               87                33                --              384                25
   IBF                   --               --                 8                11               19                --
   STBF                  68              740               506                --            1,314                12
   STBFII                --              259               256                66              581                --
   SIF                   91               27                40                 8              166               167
   USTI                 163               39               130                90              422                --

                                                          VOLUNTARY WAIVERS
   PERIOD             -----------------------------------------------------------------------------------------
   ENDED              INVESTMENT                                 SHAREHOLDER
   OCTOBER 31, 2001    ADVISORY            ADMINISTRATION         SERVICING     DISTRIBUTION          TOTAL
---------------------------------------------------------------------------------------------------------------
   BFII                 $ --                    $160               $416              $44               $620
   IBF                    --                      --                  4                3                  7
   STBFII                 86                      91                168               24                369
   SIF                   110                      33                 26               16                185
   USTI                  156                       6                 92               90                344

                                                       CONTRACTUAL WAIVERS
   PERIOD               ---------------------------------------------------------------------------   CONTRACTUAL       VOLUNTARY
   ENDED                INVESTMENT                          SHAREHOLDER                               ADMINISTRATOR     DISTRIBUTOR
   OCTOBER 31, 2001      ADVISORY     ADMINISTRATION        SERVICING       DISTRIBUTION     TOTAL             REIMBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
   BF                      $ --             $215               $ 55              $--          $270         $  1              $--
   BFII                      --               48                128               20           196           --               78
   EMDF*                     79               12                 --               --            91           12               --
   GSIF                      21               21                  4               --            46          232               --
   IBF                       --               --                  1                1             2            2               53
   STBF                      48              106                 88               --           242          637               --
   STBFII                    --               44                 80                8           132           --               14
   SIF                       20                6                  5                3            34           --               53
   USTI                      56                7                 24               18           105           --               23

* FOR THE YEAR ENDED JULY 31, 2002.

G. OTHER-- Certain officers of the Trusts are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

For the period ended August 31, 2002, BF, BFII, EIF, GSIF, IBF, STBF, STBFII and USTI incurred approximately (in thousands) $5, $41, $10, $1, $1, $43, $4 and $--+, respectively as brokerage commissions with affiliated broker/dealers.

+ AMOUNT ROUNDS TO LESS THAN ONE THOUSAND.

5. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the period ended August 31, 2002 are as follows (amounts in thousands):

                           SHAREHOLDER
                            SERVICING       DISTRIBUTION       TRANSFER AGENT
------------------------------------------------------------------------------
   BF
      Class A                   $  1             $  1                $12
      Class B                      1                3                 20
      Institutional              720               --                 21
      Select                     629               --                 36
      Ultra                      233               --                  9
------------------------------------------------------------------------------
                              $1,584             $  4                $98
------------------------------------------------------------------------------
   BFII
      Class A                 $   94            $  95                $43
      Class B                     21               64                  6
      Select                   1,369               --                 18
------------------------------------------------------------------------------
                              $1,484           $  159                $67
------------------------------------------------------------------------------
   EIF
      Institutional           $  128             $ --                $19
------------------------------------------------------------------------------
   EMDF
      Select                    $  8             $ --                $ 1
------------------------------------------------------------------------------
   GSIF
      Class A                  $ --^            $ --^                $ 8
      Class B                    --^                1                 17
      Institutional              116               --                 20
      Select                       9               --                 14
------------------------------------------------------------------------------
                              $  125             $  1                $59
------------------------------------------------------------------------------
   IBF
      Class A                 $   11            $  11                $15
      Select                   1,074               --                 17
------------------------------------------------------------------------------
                              $1,085            $  11                $32
------------------------------------------------------------------------------
   STBF
      Class A                  $  15            $  15                $ 4
      Institutional              502               --                 26
      Select                     203               --                 31
------------------------------------------------------------------------------
                              $  720            $  15                $61
------------------------------------------------------------------------------
   STBFII
      Class A                 $  110           $  110                $29
      Class M                  1,899            2,659                --^
      Select                     275               --                 14
------------------------------------------------------------------------------
                              $2,284           $2,769                $43
------------------------------------------------------------------------------

   ^Amount rounds to less than one thousand.

                             SHAREHOLDER
                             SERVICING       DISTRIBUTION      TRANSFER AGENT
-----------------------------------------------------------------------------
   SIF
      Class A                   $  6             $  6               $ 12
      Class B                     16               48                 32
      Class C                      5               15                 10
      Class M                     22               38                  8
      Select                      --               --                 11
------------------------------------------------------------------------------
                                $ 49             $107               $ 73
------------------------------------------------------------------------------
   USTI
      Class A                   $ 90             $ 90               $ 81
      Class B                     40              119                 36
      Select                     150               --                 10
------------------------------------------------------------------------------
                                $280             $209               $127
------------------------------------------------------------------------------

6. CLASS SPECIFIC DISTRIBUTIONS
The Funds' class specific distributions from net investment income and realized gain on investment transactions for the period ended August 31, 2002 are as follows (amounts in thousands):

                                        NET
                                 INVESTMENT INCOME        REALIZED GAIN
-----------------------------------------------------------------------------
   BF
      Class A                        $     9                  $     1
      Class B                             12                       --^
      Institutional                   29,582                    6,409
      Select                           9,856                    1,892
      Ultra                           19,447                    3,746
-----------------------------------------------------------------------------
                                     $58,906                  $12,048
-----------------------------------------------------------------------------
   BFII
      Class A                        $ 1,509                    $  --
      Class B                            264                       --
      Select                          22,316                       --
-----------------------------------------------------------------------------
                                     $24,089                    $  --
-----------------------------------------------------------------------------
   EIF
      Institutional                  $ 3,084                    $  --
-----------------------------------------------------------------------------
   EMDF
      Select                          $  311                    $  --
-----------------------------------------------------------------------------

      ^Amount rounds to less than one thousand.


                                     NET
                              INVESTMENT INCOME     REALIZED GAIN
-----------------------------------------------------------------
   GSIF
      Class A                        $     1            $    --
      Class B                              4                 --
      Institutional                    7,372                 --
      Select                             218                 --
-----------------------------------------------------------------
                                     $ 7,595            $    --
-----------------------------------------------------------------
   IBF
      Class A                        $   155            $    --
      Select                          16,483                 --
-----------------------------------------------------------------
                                     $16,638            $    --
-----------------------------------------------------------------
   STBF
      Class A                        $   176            $    10
      Institutional                   17,687              2,460
      Select                           2,600                262
-----------------------------------------------------------------
                                     $20,463            $ 2,732
-----------------------------------------------------------------
   STBFII
      Class A                        $ 1,317            $   561
      Class M                         20,500              8,423
      Select                           3,497              1,444
-----------------------------------------------------------------
                                     $25,314            $10,428
-----------------------------------------------------------------
   SIF
      Class A                         $  120            $    --
      Class B                            312                 --
      Class C                            101                 --
      Class M                            391                 --
      Select                              --                 --
-----------------------------------------------------------------
                                      $  924            $    --
-----------------------------------------------------------------
   USTI
      Class A                        $ 1,387            $    --
      Class B                            476                 --
      Select                           2,457                 --
-----------------------------------------------------------------
                                     $ 4,320               $ --
-----------------------------------------------------------------

7. INVESTMENT TRANSACTIONS

For the period ended August 31, 2002, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):



                PURCHASES                     SALES                   PURCHASES                   SALES
             (EXCLUDING U.S.           (EXCLUDING U.S.                  OF U.S.                   OF U.S.
               GOVERNMENT)               GOVERNMENT)                  GOVERNMENT                GOVERNMENT
-----------------------------------------------------------------------------------------------------------
   BF          $  477,273                  $707,679                   $8,975,176                $8,943,301
   BFII           222,290                   274,142                    3,259,842                 3,286,169
   EIF            248,437                    67,717                      111,351                    71,372
   EMDF                --                        --                        6,114                     4,272
   GSIF            31,708                    43,190                      208,436                   196,258
   IBF            157,593                   178,334                    2,384,043                 2,358,851
   STBF           558,294                   536,939                      791,910                   761,953
   STBFII       1,085,456                   750,045                    1,245,631                   990,815
   SIF              4,729                     5,498                       31,772                    33,133
   USTI                --                        --                      294,878                   344,134

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2002 are as follows (amounts in thousands):

                                                GROSS                    GROSS            NET UNREALIZED
                                           UNREALIZED               UNREALIZED              APPRECIATION
             AGGREGATE COST              APPRECIATION             DEPRECIATION            (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
   BF            $2,200,185                   $51,391                $(10,150)                   $41,241
   BFII             860,241                    16,393                    (355)                    16,038
   EIF              302,577                       825                    (344)                       481
   EMDF              40,293                     3,352                  (3,077)                       275
   GSIF             166,804                     5,345                  (4,637)                       708
   IBF              691,910                    13,470                  (1,696)                    11,774
   STBF             736,909                    10,051                    (397)                     9,654
   STBFII         1,311,621                    16,192                    (853)                    15,339
   SIF               20,548                       759                  (1,067)                     (308)
   USTI             136,042                     6,445                       --                     6,445

At August 31, 2002, the following Funds have capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders (amounts in thousands).

                                                 EXPIRATION
                             AMOUNT                  DATE
--------------------------------------------------------------
   EIF                     $ (1,180)           August 31, 2010

   EMDF                      (2,857)           August 31, 2004
                                 (9)           August 31, 2008
                               (524)           August 31, 2009
                             (2,585)           August 31, 2010
                           --------
                             (5,975)

   GSIF                      (4,211)           August 31, 2005
                             (6,462)           August 31, 2006
                             (5,022)           August 31, 2007
                             (9,069)           August 31, 2008
                               (447)           August 31, 2009
                             (8,400)           August 31, 2010
                           --------
                            (33,611)*

   SIF                       (1,652)           August 31, 2009
                               (917)           August 31, 2010
                           --------
                             (2,569)

   USTI                      (3,832)           August 31, 2007
                             (1,784)           August 31, 2008
                           --------
                             (5,616)

* The above capital loss carryover includes $1,008 (amount in thousands) of losses acquired from J.P. Morgan Global Strategic Income Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

During the year ended August 31, 2002 BFII, IBF, STBF and USTI utilized capital loss carryforwards of $13,414, $25, $362 and $1,106 respectively (amounts in thousands).

9. BANK BORROWINGS

Pursuant to a Line of Credit Agreement dated April 18, 2002, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $400 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 17, 2003.

Prior to April 18, 2002, BFII, IBF, STBFII, SIF and USTI could borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets would be repaid before the Fund could make additional investments. The Funds had entered into an agreement, which enabled them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $350 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds would also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This Agreement expired on April 18, 2002.

Also, prior to April 18, 2002, BF, EIF, EMDF, GSIF and STBF could borrow money for temporary or emergency purposes, such as funding shareholder redemptions. The Funds, along with certain other funds managed by JPMIM, entered into a $150 million bank line of credit agreement with JPMCB, as administrative agent and Commerzbank AG as co-administrative agent. Borrowings under the agreement would bear interest at approximate market rates. A commitment fee was charged at an annual rate of 0.085% on the unused portion of the committed amount. This Agreement was terminated on April 18, 2002.

The Funds had no borrowings outstanding at August 31, 2002, nor at anytime during the period then ended (excluding EMDF). During the period ended August 31, 2002, EMDF had borrowed against the Line of Credit Agreement. The details of the borrowing were as follows (amounts in thousands):

                              AVERAGE                  AVERAGE
   FUND                 AMOUNT OUTSTANDING*         INTEREST RATE
------------------------------------------------------------------
   EMDF                         $77                     2.34%

* The average amount outstanding was calculated based on the daily balances during the period from August 1, 2002, through August 31, 2002.

10. CONCENTRATIONS

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

As to illiquid investments, a Fund is subject to the risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

11. SUBSEQUENT EVENT NOTE

On October 24, 2002, the Board of Trustees approved management's proposal to merge the JPMorgan Intermediate Bond Fund into the JPMorgan Bond Fund II, contingent upon shareholder approval and regulatory review. If approved, the merger is expected to occur on or about March 31, 2003.

12. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

BOND FUND


                                                        CLASS A SHARES      CLASS B SHARES   INSTITUTIONAL SHARES    SELECT SHARES
                                                        --------------      --------------   --------------------    -------------
                                                       AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT     SHARES    AMOUNT    SHARES
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                          PERIOD ENDED AUGUST 31, 2002+
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                           $1,239      126     $1,577      160   $161,877    16,434    $96,862    9,809
 Shares issued in reinvestment of distributions             9        1          9        1     20,198     2,056     10,484    1,065
 Shares redeemed                                         (602)     (61)      (298)     (30)  (441,909)  (44,903)  (109,981) (11,124)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding      $646       66     $1,288      131  $(259,834)  (26,413)   $(2,635)    (250)
====================================================================================================================================
                                                                          YEAR ENDED OCTOBER 31, 2001*
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                              $70        7        $63        6   $388,434    39,773    $32,570    3,295
 Shares issued in connection with Fund
   Reorganization (Note 2)                                 --       --         --       --         --        --    299,497   30,279
 Shares issued in reinvestment of distributions            --^      --^        --^      --^    30,849     3,149      1,920      192
 Shares redeemed                                           (1)      --^        --       --   (375,266)  (38,384)   (24,697)  (2,491)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding       $69        7        $63        6    $44,017     4,538   $309,290   31,275
====================================================================================================================================
                                                                          YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                                                 $221,331    23,747
 Shares issued in reinvestment of distributions                                                31,001     3,323
 Shares redeemed                                                                             (386,194)  (41,433)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                                         $(133,862)  (14,363)
====================================================================================================================================

+ The Fund changed its fiscal year end from October 31 to August 31.

* For Class A Shares, Class B Shares and Select Shares, from commencement of operations on September 10, 2001.

^ Amount rounds to less than one thousand.

                                                                           ULTRA SHARES
                                                                      ----------------------------
                                                                         AMOUNT    SHARES
--------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED AUGUST 31, 2002+
--------------------------------------------------------------------------------------------------
 Shares sold                                                          $ 280,395    28,380
 In-kind contributions                                                      559        57
 Shares issued in reinvestment of distributions                          16,681     1,694
 Shares redeemed                                                       (284,193)  (28,843)
--------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                   $  13,442     1,288
==================================================================================================
                                                                   YEAR ENDED OCTOBER 31, 2001*
--------------------------------------------------------------------------------------------------
 Shares sold                                                           $ 49,357     4,944
 Shares issued in connection with Fund Reorganization (Note 2)          555,990    56,210
 Shares issued in reinvestment of distributions                           3,120       312
 Shares redeemed                                                        (21,200)   (2,135)
--------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                   $ 587,267    59,331
==================================================================================================

* For Ultra Shares, from commencement of operations on September 10, 2001.

+ The Fund changed its fiscal year end from October 31 to August 31.

BOND FUND II


                                                                  CLASS A SHARES      CLASS B SHARES       SELECT SHARES
                                                                  --------------      --------------       -------------
                                                                 AMOUNT    SHARES    AMOUNT    SHARES     AMOUNT   SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                          PERIOD ENDED AUGUST 31, 2002+
----------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                     $ 13,295      330    $ 7,545       188    $  46,695   1,154
 Shares issued in reinvestment of distributions                     1,102       27        216         5        1,949      48
 Shares redeemed                                                  (47,915)  (1,193)    (2,397)      (59)     (74,902) (1,858)
----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding              $(33,518)    (836)   $ 5,364       134    $ (26,258)   (656)
============================================================================================================================
                                                                           YEAR ENDED OCTOBER 31, 2001*
----------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                     $ 75,231    1,898    $ 4,481       113    $  69,494   1,837
 Shares issued in connection with Fund Reorganization (Note 2)     34,496      872      4,552       115       67,941   1,718
 Shares issued in reinvestment of distributions                       987       25        141         3        2,446      61
 Shares redeemed                                                  (49,101)  (1,251)    (1,419)      (36)     (94,591) (2,402)
----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding              $ 61,613    1,544    $ 7,755       195    $  45,290   1,214
============================================================================================================================
                                                                          YEAR ENDED OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                                                               $  78,452   2,079
 Shares issued in reinvestment of distributions                                                                   88       2
 Shares redeemed                                                                                            (104,849) (2,779)
----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                                                        $ (26,309)   (698)
============================================================================================================================

* For Class A and B Shares, from commencement of operations on March 2, 2001.

+ The Fund changed its fiscal year end from October 31 to August 31.

ENHANCED INCOME FUND


                                                                        INSTITUTIONAL SHARES
                                                                      --------------------------
                                                                         AMOUNT    SHARES
-------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED AUGUST 31, 2002*
-------------------------------------------------------------------------------------------------
 Shares sold                                                           $354,974   35,496
 Shares issued in reinvestment of distributions                           2,447      245
 Shares redeemed                                                        (56,630)  (5,662)
-------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                    $300,791   30,079
=================================================================================================

* From commencement of operations on November 30, 2001.

FLEMING EMERGING MARKETS DEBT FUND


                                                                          SELECT SHARES
                                                                   ------------------------------
                                                                         AMOUNT    SHARES
-------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED AUGUST 31, 2002+
-------------------------------------------------------------------------------------------------
 Shares sold                                                             $5,845      790
 Shares issued in reinvestment of distributions                             285       39
 Shares redeemed                                                         (2,247)    (313)
-------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                      $3,883      516
=================================================================================================
                                                                     YEAR ENDED JULY 31, 2002
-------------------------------------------------------------------------------------------------
 Shares sold                                                            $14,395    1,783
 Shares issued in reinvestment of distributions                           3,207      408
 Shares redeemed                                                        (13,889)  (1,738)
-------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                      $3,713      453
=================================================================================================
                                                                     YEAR ENDED JULY 31, 2001
-------------------------------------------------------------------------------------------------
 Shares sold                                                            $33,672    3,978
 Shares issued in reinvestment of distributions                           2,207      285
 Shares redeemed                                                        (17,072)  (2,025)
-------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                     $18,807    2,238
=================================================================================================

+ The Fund changed its fiscal year end from July 31 to August 31.

GLOBAL STRATEGIC INCOME FUND


                                                             CLASS A SHARES  CLASS B SHARES   INSTITUTIONAL SHARES   SELECT SHARES
                                                             --------------  ---------------  ---------------------  -------------
                                                             AMOUNT  SHARES  AMOUNT   SHARES    AMOUNT     SHARES    AMOUNT SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  PERIOD ENDED AUGUST 31, 2002+
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $64      7    $240      28    $32,337     3,644      $1,885   215-
Shares issued in reinvestment of distributions                    1    --^       4     --^      2,299       260         199    23
Shares redeemed                                                  (1)   --^     (29)     (3)   (38,770)   (4,384)     (1,319) (148)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding              $64      7    $215      25    $(4,134)     (480)       $765    90
=================================================================================================================================
                                                                                  YEAR ENDED OCTOBER 31, 2001*
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $10      1     $10       1    $64,428     6,949        $122    14
Shares issued in connection with Fund Reorganization (Note 2)    --     --      --      --         --        --       5,459   598
Shares issued in reinvestment of distributions                   --^    --^     --^     --^     7,184       779          45     5
Shares redeemed                                                  --     --      --      --    (85,638)   (9,291)       (953) (108)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding              $10      1     $10       1   $(14,026)   (1,563)     $4,673   509
=================================================================================================================================
                                                                                   YEAR ENDED OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                  $ 45,747     4,896
Shares issued in reinvestment of distributions                                                  6,677       717
Shares redeemed                                                                               (70,882)   (7,600)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding                                           $(18,458)   (1,987)
==================================================================================================================================

* For Class A Shares, Class B Shares and Select Shares, from commencement of operations on September 10, 2001.

^ Amount rounds to less than one thousand.

+ The Fund changed its fiscal year end from October 31 to August 31.

INTERMEDIATE BOND FUND


                                                                          CLASS A SHARES       SELECT SHARES
                                                                        ----------------     ----------------
                                                                         AMOUNT    SHARES    AMOUNT    SHARES
-------------------------------------------------------------------------------------------------------------
                                                                             PERIOD ENDED AUGUST 31, 2002+
-------------------------------------------------------------------------------------------------------------
 Shares sold                                                             $2,855      278   $111,318   10,739
 Shares issued in reinvestment of distributions                             116       11      1,693      164
 Shares redeemed                                                         (1,981)    (190)   (50,164)  (4,864)
-------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                        $990       99    $62,847    6,039
-------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31, 2001*
-------------------------------------------------------------------------------------------------------------
 Shares sold                                                             $2,835      278    $97,328    9,781
 Shares issued in connection with Fund Reorganization (Note 2)            2,079      207     45,052    4,490
 Shares issued in reinvestment of distributions                              76        8      1,922      189
 Shares redeemed                                                         (1,148)    (113)   (68,427)  (6,811)
-------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                      $3,842       380   $75,875     7,649
-------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------
 Shares sold                                                                                $67,885    7,112
 Shares issued in reinvestment of distributions                                                  38        4
 Shares redeemed                                                                            (56,575)  (5,925)
-------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                                         $11,348     1,191
=============================================================================================================

* For Class A Shares, from commencement of operations on February 16, 2001.

+ The Fund changed its fiscal year end from October 31 to August 31.

SHORT TERM BOND FUND


                                                                          CLASS A SHARES   INSTITUTIONAL SHARES    SELECT SHARES
                                                                          ---------------  -------------------   ------------------
                                                                         AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT     SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       PERIOD ENDED AUGUST 31, 2002+
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                            $10,168    1,026   $351,240   35,453    $81,057     8,200
 Shares issued in reinvestment of distributions                              93        9     14,610    1,472      2,554       257
 Shares redeemed                                                         (2,821)    (285)  (445,356) (44,923)   (29,424)   (2,968)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                      $7,440      750   $(79,506)  (7,998)   $54,187     5,489
====================================================================================================================================
                                                                                       YEAR ENDED OCTOBER 31, 2001*
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                             $2,334      236   $497,579   50,690    $14,443     1,451
 Shares issued in connection with Fund Reorganization (Note 2)               --       --         --       --     53,000     5,372
 Shares issued in reinvestment of distributions                               3        1     13,274    1,361        306        31
 Shares redeemed                                                           (100)     (10)  (253,463) (25,913)    (2,019)     (203)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                      $2,237      227   $257,390   26,138    $65,730     6,651
====================================================================================================================================
                                                                                        YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                                               $277,955   28,944
 Shares issued in reinvestment of distributions                                              19,252    2,007
 Shares redeemed                                                                           (233,000) (24,209)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                                         $64,207    6,742
=============================================================================================================

+ The Fund changed its fiscal year end from October 31 to August 31.

* For Class A Shares and Select Shares, from commencement of operations on September 10, 2001.

SHORT-TERM BOND FUND II


                                                                    CLASS A SHARES      CLASS M SHARES       SELECT SHARES
                                                                  -----------------    ----------------    ------------------
                                                                   AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT     SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                 PERIOD ENDED AUGUST 31, 2002+
------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                      $65,617    6,448   $600,270   61,291    $48,766     4,784
 In-kind contributions                                                 --       --         --       --     10,711     1,032
 Shares issued in reinvestment of distributions                     1,495      147        365       36      1,894       186
 Shares redeemed                                                  (48,876)  (4,813)  (165,849) (18,653)   (60,092)   (5,889)
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding               $18,236    1,782   $434,786   42,674     $1,279       113
====================================================================================================================================
                                                                                  YEAR ENDED OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                      $74,289    7,303   $688,863   67,836   $127,882    12,484
 Shares issued in connection with Fund Reorganization (Note 2)        252       25         --       --     46,879     4,632
 Shares issued in reinvestment of distributions                       706       69        488       48      1,156       114
 Shares redeemed                                                  (43,358)  (4,291)   (27,828)  (2,732)   (57,217)   (5,567)
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding               $31,889    3,106   $661,523   65,152   $118,700    11,663
====================================================================================================================================
                                                                                  YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                      $29,307    2,974    $10,476    1,062     $7,722       782
 Shares issued in reinvestment of distributions                       699       71         13        1      1,119       113
 Shares redeemed                                                  (33,074)  (3,356)    (1,075)    (109)   (15,139)   (1,532)
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding               $(3,068)    (311)    $9,414      954    $(6,298)     (637)
==============================================================================================================================

+ The Fund changed its fiscal year end from October 31 to August 31.

STRATEGIC INCOME FUND

                                                     CLASS A SHARES      CLASS B SHARES      CLASS C SHARES      CLASS M SHARES
                                                    -----------------    ---------------     --------------      ----------------
                                                    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT     SHARES    AMOUNT    SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                              PERIOD ENDED AUGUST 31, 2002+
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                        $1,289      148     $1,190      138       $697        82        $24        3
 Shares issued in reinvestment of distributions         64        7        117       13         42         5         --       --
 Shares redeemed                                    (1,021)    (118)    (1,522)    (177)      (843)      (98)    (1,443)    (165)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding   $332       37      $(215)     (26)     $(104)      (11)   $(1,419)    (162)
=================================================================================================================================
                                                                               YEAR ENDED OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                        $2,115      236     $1,911      214     $1,161       129    $   890       98
 Shares issued in reinvestment of distributions         77        9        158       18         50         6         --       --
 Shares redeemed                                    (2,049)    (231)    (1,557)    (173)      (795)      (88)    (5,963)    (663)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding  $ 143       14       $512       59       $416        47    $(5,073)    (565)
=================================================================================================================================
                                                                               YEAR ENDED OCTOBER 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                        $2,137      220     $4,011      424     $1,541       152     $6,704      712
 Shares issued in reinvestment of distributions        110       12        214       23        110        12          4      --^
 Shares redeemed                                    (3,029)    (312)    (1,675)    (181)    (2,632)     (266)    (2,145)    (226)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding  $(782)     (80)    $2,550      266      $(981)     (102)    $4,563      486
=================================================================================================================================

+ The Fund changed its fiscal year end from October 31 to August 31.

^ Amount rounds to less than one thousand.


                                                                          SELECT SHARES#
                                                                   -----------------------------------
                                                                         AMOUNT    SHARES
------------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED AUGUST 31, 2002+
------------------------------------------------------------------------------------------------------
 Shares sold                                                                $--       --
 Shares issued in reinvestment of distributions                              --       --
 Shares redeemed                                                             --       --
------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                         $--       --
======================================================================================================
                                                                    YEAR ENDED OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------
 Shares sold                                                                $--       --
 Shares issued in reinvestment of distributions                              --       --
 Shares redeemed                                                             --       --
------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                         $--       --
======================================================================================================
                                                                    YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------
 Shares sold                                                                $--       --
 Shares issued in reinvestment of distributions                              --       --
 Shares redeemed                                                         (1,037)    (108)
------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                     $(1,037)    (108)
======================================================================================================

# All outstanding Select Shares were redeemed effective November 5, 1999. The
  Fund continues to offer Select Shares for sale.

+ The Fund changed its fiscal year end from October 31 to August 31.

U.S. TREASURY INCOME FUND


                                                                      CLASS A SHARES      CLASS B SHARES       SELECT SHARES
                                                                     ----------------    ----------------    -------------------
                                                                     AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT     SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   PERIOD ENDED AUGUST 31, 2002+
--------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                        $19,741    1,730     $6,217      543     $9,580       841
 Shares issued in reinvestment of distributions                       1,112      100        344       30      2,307       203
 Shares redeemed                                                    (22,721)  (1,997)    (5,382)    (474)   (10,964)     (960)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                 $(1,868)    (167)    $1,179       99       $923        84
================================================================================================================================
                                                                                   YEAR ENDED OCTOBER 31, 2001*
--------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                        $87,754    7,897     $7,273      649    $26,007     2,335
 Shares issued in connection with Fund Reorganization (Note 2)        2,621      236         --       --     46,349     4,175
 Shares issued in reinvestment of distributions                       1,630      146        471       42      1,844       164
 Shares redeemed                                                    (90,916)  (8,193)    (4,516)    (407)    (3,037)     (271)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                  $1,089       86     $3,228      284    $71,163     6,403
================================================================================================================================
                                                                                    YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                        $25,235    2,345     $3,446      325
 Shares issued in reinvestment of distributions                       2,756      260        535       51
 Shares redeemed                                                    (55,647)  (5,218)    (5,031)    (452)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                $(27,656)  (2,613)   $(1,050)     (76)
================================================================================================================================

* For Select Shares, from commencement of operations on February 16, 2001.

+ The Fund changed its fiscal year end from October 31 to August 31.

JPMORGAN FUNDS
FINANCIAL HIGHLIGHTS

                                                                          BOND FUND^^
---------------------------------------------------------------------------------------------------------------------------------
                                    CLASS A              CLASS B                               INSTITUTIONAL
                               -----------------   -----------------------------    --------------------------------------------
                               11/1/01   9/10/01*  11/1/01    9/10/01*   11/1/01              YEAR ENDED
                               THROUGH   THROUGH   THROUGH    THROUGH    THROUGH    --------------------------------------------
                               8/31/02   10/31/01  8/31/02   10/31/01    8/31/02   10/31/01 10/31/00  10/31/99 10/31/98 10/31/97
                               -------   -------   -------   --------    -------    ------- --------  -------- -------- --------
Per share operating
  performance:
Net asset value, beginning of
  period                        $10.08     $ 9.89    $10.08     $ 9.89     $10.08     $ 9.43    $9.41   $10.10   $10.01  $ 9.84
                               -------    -------   -------   --------    -------    ------- --------  -------- -------- ------
Income from investment
  operations:
  Net investment income (loss)    0.31       0.06^     0.24       0.06^      0.34       0.58^    0.60     0.57     0.64    0.65
  Net gains or losses on
   securities (both realized
   and unrealized)                0.05       0.20      0.03       0.19       0.02       0.65     0.02    (0.57)    0.15    0.18
                               -------    -------   -------   --------    -------    ------- --------  -------- -------- ------
   Total from investment
   operations                     0.36       0.26      0.27       0.25       0.36       1.23     0.62    --        0.79    0.83
                               -------    -------   -------   --------    -------    ------- --------  -------- -------- ------
Less distributions:
  Dividends from net investment
   income                         0.31       0.07      0.24       0.06       0.34       0.58     0.60     0.57     0.63    0.64
  Distributions from capital
   gains                          0.06        --       0.06         --       0.06         --      --(a)   0.12     0.07    0.02
                               -------    -------   -------   --------    -------    ------- --------  -------- -------- ------
   Total distributions            0.37       0.07      0.30       0.06       0.40       0.58     0.60     0.69     0.70    0.66
                               -------    -------   -------   --------    -------    ------- --------  -------- -------- ------
Net asset value, end of period  $10.07     $10.08    $10.05     $10.08     $10.04     $10.08    $9.43    $9.41   $10.10  $10.01
                               =======    =======   =======   ========    =======    ======= ========  ======== ======== ======
Total Return (1)                  3.72%(b)   2.63%(b)  2.83%(b)   2.53%(b)   3.71%(b)  13.46%    6.83%    0.03%    8.18%   8.78%

Ratios/supplemental data:
  Net assets, end of period
  (millions)                       $1        $ --+      $1        $ --+      $747     $1,016     $907   $1,041    $1,001   $912
Ratios to average net assets: #
  Net expenses                   0.75%      0.75%     1.50%      1.48%      0.49%      0.49%    0.49%    0.50%     0.49%    0.50%
  Net investment income (loss)   3.59%      3.93%     2.80%      4.07%      4.14%      5.98%    6.37%    5.92%     6.32%    6.59%
  Expenses without waivers,
   reimbursements  and earnings
   credits                       5.64%     10.75%     6.02%     11.25%      0.58%      0.51%    0.49%    0.51%     0.50%    0.50%
  Net investment income (loss)
   without waivers,
   reimbursements and earnings
   credits                       (1.30%)   (6.07%)    (1.72%)    (5.70%)     4.05%      5.96%    6.37%    5.91%     6.31%    6.59%
Portfolio turnover rate ~          572%(b)   423%(b)    572%(b)    423%(b)    572%(b)    423%     531%     465%      115%      93%
------------------------------------------------------------------------------------------------------------------------------------

  ^^ The fund changed its fiscal year from October 31 to August 31.

  *  Commencement of offering of class of shares.

  ^  Calculated based upon average shares outstanding.

 (a) Amount is less than $0.005.

 (1) Total return figures do not include the effect of any front-end or deferred sales load.

 (b) Not annualized.

  +  Amounts round to less than one million.

  #  Short periods have been annualized.

  ~ Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

See notes to financial statements.

                                                                             BOND FUND^^
--------------------------------------------------------------------------------------------------------------------------------
                                                SELECT@                                               ULTRA@
                            ------------------------------------------------------  --------------------------------------------
                            11/1/01                YEAR ENDED                       11/1/01      YEAR ENDED            1/15/97**
                            THROUGH  ---------------------------------------------  THROUGH -------------------------- THROUGH
                            8/31/02  10/31/01 10/31/00 10/31/99  10/31/98 10/31/97 8/31/02  10/31/01 10/31/00 10/31/99 10/31/98
                            -------  -------- -------- --------  -------- ------- --------- -------- -------- -------- ---------
Per share operating
   performance:
Net asset value,
   beginning of period      $10.08     $ 9.43   $9.41   $10.09    $ 9.93   $9.82  $10.09     $ 9.47   $9.46   $10.02   $ 9.88
                            ------   -------- -------  -------   ------- ------- -------   -------- -------- -------- ---------
Income from investment
   operations:
  Net investment income
   (loss)                     0.32       0.52^   0.58     0.55      0.62    0.63    0.34       0.54^   0.64     0.60     0.53
  Net gains or losses on
   securities (both
   realized and unrealized)   0.02       0.70    0.02    (0.57)     0.16    0.17    0.02       0.72   (0.02)   (0.57)    0.16
                            ------   -------- -------  -------   ------- ------- -------   -------- -------  -------  -------
   Total from investment
     operations               0.34       1.22    0.60    (0.02)     0.78    0.80    0.36       1.26    0.62     0.03     0.69
                            ------   -------- -------  -------   -------  ------  ------   -------- -------  ------- --------
Less distributions:
  Dividends from net
    investment income         0.32       0.57    0.58     0.56      0.62    0.62    0.34       0.62    0.61     0.59     0.55
  Distributions from
    capital gains             0.06         --      --     0.10        --    0.07    0.06       0.02      --       --       --
                            ------   -------- -------  -------   -------  ------  ------    -------  ------   ------   ------
   Total distributions        0.38       0.57    0.58     0.66      0.62    0.69    0.40       0.64    0.61     0.59     0.55
                            ------   -------- -------  -------   -------  ------  ------    -------  ------   ------   ------
Net asset value, end of
   period                   $10.04     $10.08   $9.43   $ 9.41    $10.09   $9.93  $10.05     $10.09   $9.47    $9.46   $10.02
                           =======   ======== =======   ======   =======  ======  ======    =======  ======    =====   ======
Total Return                  3.57%(b)  13.32%   6.61%   (0.23%)    8.06%   8.58%   3.80%(b)  13.63%   6.92%    0.28%    7.17%(b)
Ratios/supplemental data:
  Net assets, end of period
   (millions)                 $312       $315    $240     $235      $216    $169    $609       $598    $466     $299     $128
Ratios to average net
  assets: #
  Net expenses                0.66%      0.69%   0.69%    0.69%     0.66%   0.68%   0.40%      0.37%   0.35%    0.36%    0.37%
  Net investment income
   (loss)                     3.95%      5.77%   6.19%    5.72%     6.14%   6.41%   4.20%      6.08%   6.49%    6.08%    6.28%
  Expenses without waivers,
   reimbursements and
   earnings credits           0.74%      0.70%   0.69%    0.69%     0.66%   0.68%   0.53%      0.47%   0.42%    0.49%    0.60%
  Net investment income
   (loss) without waivers,
   reimbursements and
   earnings credits           3.87%      5.76%    6.19%    5.72%     6.14%   6.41%   4.07%      5.98%   6.42%    5.95%    6.05%
Portfolio turnover rate ~      572%(b)    423%     531%     465%      115%     93%    572%(b)    423%    531%     465%     115%(b)
--------------------------------------------------------------------------------------------------------------------------------

  ^^ The fund changed its fiscal year from October 31 to August 31.
  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization in Note 2. Prior periods have been restated to reflect the split

 ** Commencement of offering of class of shares.

  ^ Calculated based upon average shares outstanding.

 (b) Not annualized.

  # Short periods have been annualized.

  ~ Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S.
    Fixed Income Portfolio, in which the Fund invested all of its investable assets.

See notes to financial statements.


                                                                          BOND FUND II^^
-------------------------------------------------------------------------------------------------------------------------------
                                 CLASS A               CLASS B                                   SELECT
                              -------------------   ------------------   ------------------------------------------------------
                              11/1/01    3/2/01**   11/1/01    3/2/01**  11/1/01            YEAR ENDED                  1/1/97*
                              THROUGH    THROUGH    THROUGH   THROUGH    THROUGH   -----------------------------------  THROUGH
                              8/31/02    10/31/01   8/31/02   10/31/01   8/31/02   10/31/01 10/31/00 10/31/99 10/31/98  10/31/97
                              -------    --------   -------   --------   -------   -------- -------- -------- --------  --------
Per share operating
  performance:
Net asset value, beginning
  of period                   $41.01     $39.55     $40.96     $39.55    $40.97     $38.02  $38.38   $41.29   $41.01   $40.34
                              -------    --------   -------   --------   -------   -------- -------- -------- --------  --------
Income from investment
  operations:
  Net investment income (loss)  1.35^      1.32       1.04^      1.12      1.36^      2.18    2.38     2.36     2.56     2.31
  Net gains or losses on
   securities (both realized
   and unrealized)              0.34       1.46       0.36       1.41      0.35       2.95   (0.36)   (2.37)    0.76     0.67
                              -------    --------   -------   --------   -------   -------- -------- -------- --------  --------
   Total from investment
     operations                 1.69       2.78       1.40       2.53      1.71       5.13    2.02    (0.01)    3.32     2.98
                              -------    --------   -------   --------   -------   -------- -------- -------- --------  --------
Less distributions:
  Dividends from net
    investment income           1.31       1.32       1.06       1.12      1.36       2.18    2.38     2.36     2.55     2.31
  Distributions from
    capital gains                --         --         --         --        --         --      --      0.54     0.49      --
                              -------    --------   -------   --------   -------   -------- -------- -------- --------  --------
   Total distributions          1.31       1.32       1.06       1.12      1.36       2.18    2.38     2.90     3.04     2.31
                              -------    --------   -------   --------   -------   -------- -------- -------- --------  --------
Net asset value, end of
  period                      $41.39     $41.01     $41.30     $40.96    $41.32     $40.97  $38.02   $38.38   $41.29   $41.01
                              ========   ========   ========  ========   ========  ======== ========= ======== ======== ========
Total Return (1)                4.26%(b)   7.23%(b)   3.52%(b)   6.58%(b)  4.33%(b)  13.87%   5.50%   (0.01%)   8.44%    7.64%(b)
Ratios/supplemental data:
  Net assets, end of period
   (millions)                    $29        $63        $14         $8      $661       $683    $587     $620     $590     $520
Ratios to average net
   assets: #
  Net expenses                  0.75%      0.75%      1.50%      1.50%     0.60%      0.63%   0.69%    0.03%    0.03%    0.02%
  Net investment income (loss)  4.02%      4.90%      3.09%      4.22%     4.08%      5.52%   6.30%    5.97%    6.27%    6.89%
  Expenses without waivers,
   reimbursements and earnings
   credits                      1.10%      1.25%      1.56%      1.75%     0.74%      0.75%   0.71%    0.49%    0.51%    0.49%
  Net investment income (loss)
   without waivers,
   reimbursements and
   earnings credits             3.67%      4.40%      3.03%      3.97%     3.94%      5.40%   6.28%    5.51%    5.79%    6.42%
Portfolio turnover rate          496%(b)    319%(b)    496%(b)    319%(b)   496%(b)    319%    157%     300%     306%     261%(b)
-------------------------------------------------------------------------------------------------------------------------------

  ^^ The fund changed its fiscal year end from October 31 to August 31.

  ** Commencement of offering of class of shares.

  *  Commencement of operations.

  ^  Calculated based upon average shares outstanding.

 (1) Total return figures do not include the effect of any front-end or deferred sales load.

 (b) Not annualized.

  # Short periods have been annualized.

See notes to financial statements.

                                            ENHANCED INCOME
                                                 FUND                         FLEMING EMERGING MARKETS DEBT FUND^^
                                            ---------------- -----------------------------------------------------------------
                                             INSTITUTIONAL                                       SELECT
                                            ---------------- -----------------------------------------------------------------
                                               11/30/01*      8/1/02      YEAR ENDED              1/1/99              4/17/97*
                                               THROUGH       THROUGH    ----------------------   THROUGH  YEAR ENDED   THROUGH
                                               8/31/02       8/31/02    7/31/02 7/31/01 7/31/00  7/31/99    12/31/98  12/31/97
                                               --------      -------    ------- ------- -------  -------  ----------  --------
Per share operating performance:
Net asset value, beginning of period           $10.00         $7.05      $7.82   $8.77   $7.29    $7.30       $9.76    $10.00
                                               --------      -------    ------- ------- -------  -------  ----------  --------
Income from investment operations:
  Net investment income (loss)                   0.18          0.05       0.77    0.88    0.95     0.49        1.15      0.58
  Net gains or losses on securities
   (both realized and unrealized)               (0.02)         0.49      (0.77)  (0.87)   1.42     0.02       (2.64)    (0.05)
                                               --------      -------    ------- ------- -------  -------  ----------  --------
   Total from investment operations              0.16          0.54     ---       0.01    2.37     0.51       (1.49)     0.53
                                               --------      -------    ------- ------- -------  -------  ----------  --------
Less distributions:
  Dividends from net investment income           0.18          0.06       0.77    0.96    0.89     0.52        0.97      0.60
  Distributions from capital gains                 --            --         --      --      --       --          --      0.17
                                               --------      -------    ------- ------- -------  -------  ----------  --------
   Total distributions                           0.18          0.06       0.77    0.96    0.89     0.52        0.97      0.77
                                               --------      -------    ------- ------- -------  -------  ----------  --------
Net asset value, end of period                 $ 9.98         $7.53      $7.05   $7.82   $8.77    $7.29       $7.30     $9.76
                                               ========      =======    ======= ======= =======  =======  ==========  ========
Total Return                                     1.58%(b)      7.69%(b)  (0.67%) (0.17%) 34.12%    7.27%(b)  (15.93%)    5.47%(b)
Ratios/supplemental data:
  Net assets, end of period (millions)           $300           $41        $35     $35     $20      $26         $19       $12
Ratios to average net assets: #
  Net expenses                                   0.20%         1.25%      1.25%   1.25%   1.25%    1.25%       1.25%     1.25%
  Net investment income (loss)                   2.40%         9.86%      9.59%  11.20%  11.01%   12.28%      10.05%     9.71%
  Expenses without waivers, reimbursements
    and earnings credits                         0.68%         1.30%      1.54%   1.92%   1.95%    2.51%       2.09%     2.40%
  Net investment income (loss) without
   waivers, reimbursements and
   earnings credits                              1.92%         9.81%      9.30%  10.53%  10.31%   11.02%       9.21%     8.56%
Portfolio turnover rate ~                         120%(b)        12%(b)    110%    141%    295%     555%(b)     791%      182%(b)
------------------------------------------------------------------------------------------------------------------------------

^^ The fund changed its fiscal year end from July 31 to August 31.

 *  Commencement of operations.

(b) Not annualized.

#   Short periods have been annualized.

~ Percentages prior to 9/10/01 reflect the portfolio turnover of Emerging Markets Debt Portfolio, in which the fund invested all of its investable assets.

See notes to financial statements.


                                                                         GLOBAL STRATEGIC INCOME FUND^^
                                                                   -------------------------------------------
                                                                      CLASS A                CLASS B
                                                                   -------------------      -------------------
                                                                   11/1/01     9/10/01**    11/1/01   9/10/01**
                                                                   THROUGH     THROUGH      THROUGH    THROUGH
                                                                   8/31/02    10/31/01      8/31/02   10/31/01
                                                                   -------    --------      -------   --------
Per share operating performance:
Net asset value, beginning of period                                 $8.91       $9.13        $8.91      $9.13
                                                                   -------    --------      -------   --------
Income from investment operations:
  Net investment income (loss)                                        0.55        0.09^        0.48       0.08^
  Net gains or losses on securities (both realized and unrealized)   (0.33)      (0.22)       (0.46)     (0.22)
                                                                   -------    --------      -------   --------
   Total from investment operations                                   0.22       (0.13)        0.02      (0.14)
                                                                   -------    --------      -------   --------
Less distributions:
  Dividends from net investment income                                0.47        0.09         0.32       0.08
  Tax return of capital                                               0.02          --         0.02         --
                                                                   -------    --------      -------   --------
   Total distributions                                                0.49          --         0.34         --
                                                                   -------    --------      -------   --------
Net asset value, end of period                                       $8.64       $8.91        $8.59      $8.91
                                                                   =======    ========      =======   ========
Total Return (1)                                                      2.54%(b)   (2.30%)(b) 0.27%(b)  (2.41%)(b)

Ratios/supplemental data:
  Net assets, end of period (millions)                                 $--+        $--+      $--+      $--+
Ratios to average net assets: #
  Net expenses                                                        1.25%       1.25%     1.75%      1.75%
  Net investment income (loss)                                        6.20%       6.99%     5.19%      6.50%
  Expenses without waivers, reimbursements and
   earnings credits                                                  35.90%!!    11.01%    23.23%!!   11.51%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits                              (28.45%)!!   (2.77%)  (16.29%)!!  (3.26%)
Portfolio turnover rate                                                178%(b)     107%(b)   178%(b)    107%(b)
--------------------------------------------------------------------------------------------------------------

^^  The fund changed its fiscal year end from October 31 to August 31.

**  Commencement of offering of class of shares.

^   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

(b) Not annualized.

 +  Amount rounds to less than one million.

  # Short periods have been annualized.

!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

See notes to financial statements.

                                                                GLOBAL STRATEGIC INCOME FUND^^
                                                 -----------------------------------------------------------
                                                                      INSTITUTIONAL
                                                 -----------------------------------------------------------
                                                  11/1/01                YEAR ENDED                  3/17/97*
                                                  THROUGH   -------------------------------------    THROUGH
                                                  8/31/02   10/31/01  10/31/00  10/31/99  10/31/98  10/31/97
                                                  -------   --------  --------  --------  --------  --------
Per share operating performance:
Net asset value, beginning of period                $8.95      $9.29     $9.35     $9.72    $10.16    $10.00
                                                  -------   --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income (loss)                       0.47      0.69^      0.88      0.62      0.75      0.46
  Net gains or losses on securities
   (both realized and unrealized)                   (0.30)     (0.16)    (0.25)    (0.37)    (0.45)     0.15
                                                  -------   --------  --------  --------  --------  --------
   Total from investment operations                  0.17       0.53      0.63      0.25      0.30      0.61
                                                  -------   --------  --------  --------  --------  --------
Less distributions:
  Dividends from net investment income               0.45       0.87      0.69      0.62      0.70      0.45
  Distributions from capital gains                     --         --        --        --      0.02        --
  Tax return of capital                              0.02         --        --        --      0.02        --
                                                  -------   --------  --------  --------  --------  --------
   Total distributions                               0.47       0.87      0.69      0.62      0.74      0.45
                                                  -------   --------  --------  --------  --------  --------
Net asset value, end of period                      $8.65       8.95     $9.29     $9.35     $9.72    $10.16
                                                  =======   ========  ========  ========  ========  ========
Total Return                                         1.92%(b)   5.86%     6.93%     2.62%     2.91%     6.15%(b)
Ratios/supplemental data:
  Net assets, end of period (millions)               $135       $143      $163      $183      $224      $105
Ratios to average net assets: #
  Net expenses                                       0.65%      0.65%     0.65%     0.65%     0.65%     0.65%
  Net investment income (loss)                       6.44%      7.50%     7.36%     6.70%     6.59%     7.12%
  Expenses without waivers, reimbursements and
   earnings credits                                  0.98%      0.80%     0.80%     0.78%     0.83%     1.18%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits               6.11%      7.35%     7.21%     5.29%     6.41%     6.59%
Portfolio turnover rate ~                             178%(b)    107%      266%      318%      368%      212%(b)

                                                           GLOBAL STRATEGIC INCOME FUND^^
                                                ---------------------------------------------------
                                                                     SELECT@
                                                 --------------------------------------------------
                                                 11/1/01            YEAR ENDED              11/5/97**
                                                 THROUGH  ------------------------------    THROUGH
                                                 8/31/02    10/31/01  10/31/00  10/31/99   10/31/98
                                                 -------    --------  --------  --------  ---------
Per share operating performance:
Net asset value, beginning of period               $8.95       $9.42     $9.47     $9.84     $10.28
                                                 -------    --------  --------  --------  ---------
Income from investment operations:
  Net investment income (loss)                      0.45       0.67^      0.87      0.60       0.70
  Net gains or losses on securities
   (both realized and unrealized)                  (0.31)      (0.38)    (0.26)    (0.38)     (0.49)
                                                 -------    --------  --------  --------  ---------
   Total from investment operations                 0.14        0.29      0.61      0.22       0.21
                                                 -------    --------  --------  --------  ---------
Less distributions:
  Dividends from net investment income              0.42        0.76      0.66      0.59       0.63
  Distributions from capital gains                    --          --        --        --       0.02
  Tax return of capital                             0.02          --        --        --         --
                                                 -------    --------  --------  --------  ---------
   Total distributions                              0.44        0.76      0.66      0.59       0.65
                                                 -------    --------  --------  --------  ---------
Net asset value, end of period                     $8.65       $8.95     $9.42     $9.47      $9.84
                                                 =======    ========  ========  ========  =========
Total Return                                        1.61%(b)    5.46%     6.57%     2.26%      1.97%(b)
Ratios/supplemental data:
  Net assets, end of period (millions)                $5          $5        $7        $9        $10
Ratios to average net assets: #
  Net expenses                                      1.00%       1.00%     1.00%     1.00%      1.00%
  Net investment income (loss)                      6.08%       7.32%     7.05%     6.35%      6.24%
  Expenses without waivers, reimbursements and
   earnings credits                                 1.48%       2.63%     2.50%     1.54%      1.89%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits              5.60%       5.69%     5.55%     5.81%      5.35%
Portfolio turnover rate ~                            178%(b)     107%      266%      318%       368%(b)

--------------------------------------------------------------------------------
^^   The fund changed its fiscal year end from October 31 to August 31.

@ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization described in
     Note 2. Prior periods have been restated to reflect the split.

*    Commencement of operations.

**   Commencement of offering of class of shares.

^    Calculated based upon average shares outstanding.

(b)  Not annualized.

#    Short periods have been annualized.

~ Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                       INTERMEDIATE BOND FUND^^
                                            ----------------------------------------------------------------------------------
                                                  CLASS A                                    SELECT
                                            -------------------    -----------------------------------------------------------
                                            11/1/01     2/16/01**  11/1/01                  YEAR ENDED                  1/1/97*
                                            THROUGH     THROUGH    THROUGH    --------------------------------------   THROUGH
                                            8/31/02    10/31/01    8/31/02    10/31/01  10/31/00  10/31/99  10/31/98  10/31/97
                                            -------    --------    -------    --------  --------  --------  --------  --------
Per share operating performance:
Net asset value, beginning of period         $10.48      $10.03     $10.49       $9.66     $9.69    $10.36    $10.19    $10.09
                                            -------    --------    -------    --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income (loss)                 0.32        0.35       0.33        0.53      0.55      0.55      0.62      0.55
  Net gains or losses on securities
   (both realized and unrealized)              0.11        0.45       0.10        0.83     (0.03)    (0.52)     0.17      0.10
                                            -------    --------    -------    --------  --------  --------  --------  --------
   Total from investment operations            0.43        0.80       0.43        1.36      0.52      0.03      0.79      0.65
                                            -------    --------    -------    --------  --------  --------  --------  --------
Less distributions:
  Dividends from net investment income         0.32        0.35       0.33        0.53      0.55      0.55      0.62      0.55
  Distributions from capital gains               --          --         --          --        --      0.15        --        --
                                            -------    --------    -------    --------  --------  --------  --------  --------
   Total distributions                         0.32        0.35       0.33        0.53      0.55      0.70      0.62      0.55
                                            -------    --------    -------    --------  --------  --------  --------  --------
Net asset value, end of period               $10.59      $10.48     $10.59      $10.49     $9.66     $9.69    $10.36    $10.19
                                            =======    ========    =======    ========  ========  ========  ========  ========
Total Return (1)                               4.19%(b)    8.19%(b)   4.23%(b)   14.48%     5.61%     0.33%     7.98%     6.71%(b)
Ratios/supplemental data:
  Net assets, end of period (millions)           $5          $4       $569        $500      $387      $376      $353      $319
Ratios to average net assets: #
  Net expenses                                 0.90%       0.90%      0.74%       0.75%     0.70%     0.04%     0.04%     0.06%
  Net investment income (loss)                 3.63%       4.95%      3.83%       5.29%     5.78%     5.55%     6.16%     6.67%
  Expenses without waivers,
   reimbursements and earnings credits         1.34%       1.43%      0.74%       0.77%     0.72%     0.50%     0.52%     0.54%
  Net investment income (loss) without
   waivers, reimbursements and earnings
   credits                                     3.19%       4.42%      3.83%       5.27%     5.76%     5.09%     5.68%     6.19%
Portfolio turnover rate                         500%(b)     238%(b)    500%(b)     238%      110%      123%      168%      193%(b)

-------------------
^^   The fund changed its fiscal year end from October 31 to August 31.

**   Commencement of offering of class of shares.

*    Commencement of operations.

(1)  Total return figures do not include the effect of any front-end sales load.

(b)  Not annualized.

#    Short periods have been annualized.

                       See notes to financial statements.

                                                                          SHORT TERM BOND FUND^^
                                           ----------------------------------------------------------------------------------
                                                  CLASS A                                 INSTITUTIONAL
                                           -------------------    -----------------------------------------------------------
                                           11/1/01     9/10/01**  11/1/01                      YEAR ENDED
                                           THROUGH     THROUGH    THROUGH    ------------------------------------------------
                                           8/31/02    10/31/01    8/31/02    10/31/01  10/31/00  10/31/99  10/31/98  10/31/97
                                           -------    --------    -------    --------  --------  --------  --------  --------
Per share operating performance:
Net asset value, beginning of period        $10.01       $9.87     $10.03       $9.58     $9.67     $9.96     $9.84     $9.85
                                           -------    --------    -------    --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income (loss)                0.27       0.05^       0.29       0.54^      0.60      0.58      0.59      0.61
  Net gains or losses on securities
   (both realized and unrealized)             0.05        0.15       0.06        0.46     (0.08)    (0.29)     0.12     (0.01)
                                           -------    --------    -------    --------  --------  --------  --------  --------
   Total from investment operations           0.32        0.20       0.35        1.00      0.52      0.29      0.71      0.60
                                           -------    --------    -------    --------  --------  --------  --------  --------
Less distributions:
  Dividends from net investment income        0.26        0.06       0.29        0.55      0.61      0.54      0.59      0.61
  Distributions from capital gains            0.04          --       0.04          --        --      0.04        --        --
                                           -------    --------    -------    --------  --------  --------  --------  --------
   Total distributions                        0.30        0.06       0.33        0.55      0.61      0.58      0.59      0.61
                                           -------    --------    -------    --------  --------  --------  --------  --------
Net asset value, end of period              $10.03      $10.01     $10.05      $10.03     $9.58     $9.67     $9.96     $9.84
                                           =======    ========    =======    ========  ========  ========  ========  ========
Total Return (1)                              3.18%(b)    2.01%(b)   3.55%(b)   10.70%     5.49%     3.03%     7.40%     6.24%
Ratios/supplemental data:
  Net assets, end of period (millions)         $10          $2       $618        $697      $415      $354      $233       $27
Ratios to average net assets: #
  Net expenses                                0.75%       0.75%      0.30%       0.30%     0.30%     0.29%     0.25%     0.25%
  Net investment income (loss)                3.01%       3.62%      3.53%       5.52%     6.30%     5.51%     5.84%     6.19%
  Expenses without waivers,
   reimbursements and earnings credits        1.00%      10.76%      0.54%       0.48%     0.47 %    0.51%     0.62%     0.96%
  Net investment income (loss) without
   waivers, reimbursements and earnings
   credits                                    2.76%      (6.39%)     3.29%       5.34%     6.13%     5.29%     5.47%     5.48%
Portfolio turnover rate ~                      215%(b)     160%(b)    215%(b)     160%      271%      398%      381%      219%

-------------------
^^   The fund changed its fiscal year from October 31 to August 31.

**   Commencement of offering of class of shares.

^    Calculated based upon average shares outstanding.

(1)  Total return figures do not include the effect of any front-end sales load.

(b)  Not annualized.

#    Short periods have been annualized.

~ Percentages prior to 9/10/01 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                      SHORT TERM BOND FUND^^
                                                  ------------------------------------------------------------
                                                                             SELECT@
                                                  ------------------------------------------------------------
                                                  11/1/01                       YEAR ENDED
                                                  THROUGH     ------------------------------------------------
                                                  8/31/02     10/31/01  10/31/00  10/31/99  10/31/98  10/31/97
                                                  -------     --------  --------  --------  --------  --------
Per share operating performance:
Net asset value, beginning of period               $10.03        $9.61     $9.70    $10.00     $9.87     $9.88
                                                  -------     --------  --------  --------  --------  --------
Income from investment operations:
Net investment income (loss)                         0.28        0.51^      0.58      0.57      0.56      0.58
Net gains or losses on securities
  (both realized and unrealized)                     0.04         0.46     (0.09)    (0.31)     0.13     (0.01)
                                                  -------     --------  --------  --------  --------  --------
Total from investment operations                     0.32         0.97      0.49      0.26      0.69      0.57
                                                  -------     --------  --------  --------  --------  --------
Less distributions:
  Dividends from net investment income               0.27         0.55      0.58      0.51      0.56      0.58
  Distributions from capital gains                   0.04           --        --      0.05        --        --
                                                  -------     --------  --------  --------  --------  --------
   Total distributions                               0.31         0.55      0.58      0.56      0.56      0.58
                                                  -------     --------  --------  --------  --------  --------
Net asset value, end of period                     $10.04       $10.03     $9.61     $9.70    $10.00     $9.87
                                                  =======     ========  ========  ========  ========  ========
Total Return                                         3.21%(b)    10.39%     5.19%     2.70%     7.24%     5.98%
Ratios/supplemental data:
  Net assets, end of period (millions)               $122          $67       $38       $39       $31       $15
Ratios to average net assets: #
  Net expenses                                       0.57%        0.60%     0.60%     0.57%     0.50%     0.50%
  Net investment income (loss)                       3.22%        5.22%     6.00%     5.24%     5.66%     5.94%
  Expenses without waivers, reimbursements
    and earnings credits                             0.72%        0.82%     0.82%     0.80%     0.98%     1.38%
  Net investment income (loss) without waivers,
   reimbursements and earnings credits               3.07%        5.00%     5.78%     5.01%     5.18%     5.06%
Portfolio turnover rate ~                             215%(b)      160%      271%      398%      381%      219%

-------------------
^^   The fund changed its fiscal year from October 31 to August 31.

@ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization described in
     Note 2. Prior periods have been restated to reflect the split.

^    Calculated based upon average shares outstanding.

(b)  Not annualized.

#    Short periods have been annualized.

~ Percentages prior to 9/10/01 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                  SHORT-TERM BOND FUND II^^
                                               -----------------------------------------------------------
                                                                          CLASS A
                                               -----------------------------------------------------------
                                               11/1/01                      YEAR ENDED
                                               THROUGH    ------------------------------------------------
                                               8/31/02    10/31/01  10/31/00  10/31/99  10/31/98  10/31/97
                                               -------    --------  --------  --------  --------  --------
Per share operating performance:
Net asset value, beginning of period            $10.38      $ 9.89    $ 9.94    $10.14    $10.10    $10.10
                                               -------    --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income (loss)                    0.25        0.43^     0.56      0.46      0.53      0.58
  Net gains or losses on securities
   (both realized and unrealized)                 0.06        0.53     (0.05)    (0.20)    0.02        --
                                               -------    --------  --------  --------  --------  --------
   Total from investment operations               0.31        0.96      0.51      0.26      0.55      0.58
                                               -------    --------  --------  --------  --------  --------
Less distributions:
  Dividends from net investment income            0.25        0.47      0.56      0.46      0.51      0.58
  Distributions from capital gains                0.11          --        --        --        --        --
                                               -------    --------  --------  --------  --------  --------
   Total distributions                            0.36        0.47      0.56      0.46      0.51      0.58
                                               -------    --------  --------  --------  --------  --------
Net asset value, end of period                  $10.33      $10.38    $ 9.89    $ 9.94    $10.14    $10.10
                                               =======    ========  ========  ========  ========  ========
Total Return (1)                                  3.06%(b)    9.95%     5.27%     2.64%     5.58%     5.91%
Ratios/supplemental data:
  Net assets, end of period (millions)             $70         $52       $19       $22       $19       $10
Ratios to average net assets: #
  Net expenses                                    0.75%       0.75%     0.75%     0.75%     0.76%     0.75%
  Net investment income (loss)                    2.66%       4.25%     5.68%     4.58%     5.28%     5.76%
  Expenses without waivers, reimbursements
   and earnings credits                           1.00%       1.15%     1.37%     1.37%     1.44%     1.31%
  Net investment income (loss) without
   waivers, reimbursements
   and earnings credits                           2.41%       3.85%     5.06%     3.96%     4.60%     5.20%
Portfolio turnover rate                            192%(b)     315%      139%      302%      439%      471%


                                                         SHORT-TERM BOND FUND II^^
                                                 ----------------------------------------
                                                                 CLASS M
                                                 ----------------------------------------
                                                 11/1/01        YEAR ENDED         7/1/99**
                                                 THROUGH    ------------------    THROUGH
                                                 8/31/02    10/31/01  10/31/00   10/31/99
                                                 -------    --------  --------   --------
Per share operating performance:
Net asset value, beginning of period              $10.37      $ 9.89    $ 9.94     $ 9.98
                                                 -------    --------  --------   --------
Income from investment operations:
  Net investment income (loss)                      0.23        0.35^     0.54       0.16
  Net gains or losses on securities
   (both realized and unrealized)                   0.06        0.58     (0.05)     (0.04)
                                                 -------    --------  --------   --------
   Total from investment operations                 0.29        0.93      0.49       0.12
                                                 -------    --------  --------   --------
Less distributions:
  Dividends from net investment income              0.22        0.45      0.54       0.16
  Distributions from capital gains                  0.11          --        --         --
                                                 -------    --------  --------   --------
   Total distributions                              0.33        0.45      0.54       0.16
                                                 -------    --------  --------   --------
Net asset value, end of period                    $10.33      $10.37    $ 9.89     $ 9.94
                                                 =======    ========  ========  =========
Total Return (1)                                    2.92%(b)    9.63%     5.04%      1.26%(b)
Ratios/supplemental data:
  Net assets, end of period (millions)            $1,127        $689       $13         $3
Ratios to average net assets: #
  Net expenses                                      1.00%       1.00%     0.99%      0.97%
  Net investment income (loss)                      2.41%       3.45%     5.51%      4.72%
  Expenses without waivers, reimbursements
   and earnings credits                             1.03%       1.11%     1.73%      1.41%
  Net investment income (loss) without
   waivers, reimbursements
   and earnings credits                             2.38%       3.34%     4.77%      4.28%
Portfolio turnover rate                              192%(b)     315%      139%       302%(b)

-------------------
^^   The fund changed its fiscal year end from October 31 to August 31.

**   Commencement of offering of class of shares.

^    Calculated based upon average shares outstanding.

(1)  Total return figures do not include the effect of any front-end sales load.

(b)  Not annualized.

#    Short periods have been annualized.

                       See notes to financial statements.

                                                                                 SHORT-TERM BOND FUND II^^
                                                   -------------------------------------------------------------------------------
                                                                                         SELECT
                                                   -------------------------------------------------------------------------------
                                                    11/01/01                              YEAR ENDED
                                                     THROUGH       ---------------------------------------------------------------
                                                     8/31/02        10/31/01     10/31/00      10/31/99      10/31/98     10/31/97
                                                   ---------       ---------    ---------     ---------     ---------    ---------
Per share operating performance:
Net asset value, beginning of period               $   10.40       $    9.90    $    9.95     $   10.15     $   10.11    $   10.12
                                                   ---------       ---------    ---------     ---------     ---------    ---------
Income from investment operations:
   Net investment income (loss)                         0.26            0.42^        0.59          0.49          0.57         0.62
   Net gains or losses on securities
      (both realized and unrealized)                    0.07            0.57        (0.05)        (0.20)         0.02        (0.01)
                                                   ---------       ---------    ---------     ---------     ---------    ---------
      Total from investment operations                  0.33            0.99         0.54          0.29          0.59         0.61
                                                   ---------       ---------    ---------     ---------     ---------    ---------
Less distributions:
   Dividends from net investment income                 0.27            0.49         0.59          0.49          0.55         0.62
   Distributions from capital gains                     0.11              --           --            --            --           --
                                                   ---------       ---------    ---------     ---------     ---------    ---------
      Total distributions                               0.38            0.49         0.59          0.49          0.55         0.62
                                                   ---------       ---------    ---------     ---------     ---------    ---------
Net asset value, end of period                     $   10.35       $   10.40    $    9.90     $    9.95     $   10.15    $   10.11
                                                   =========       =========    =========     =========     =========    =========
Total Return                                            3.30%(b)       10.29%        5.56%         2.97%         6.03%        6.23%
Ratios/supplemental data:
   Net assets, end of period (millions)                 $144            $144          $21           $28           $31          $38
Ratios to average net assets: #
   Net expenses                                         0.50%           0.50%        0.45%         0.42%         0.42%        0.42%
   Net investment income (loss)                         2.91%           4.15%        5.99%         4.89%         5.68%        6.08%
   Expenses without waivers, reimbursements
      and earnings credits                              0.70%           0.77%        1.02%         1.02%         1.04%        0.93%
   Net investment income (loss) without
      waivers, reimbursements and earnings
      credits                                           2.71%           3.88%        5.42%         4.29%         5.06%        5.57%
Portfolio turnover rate                                  192%(b)         315%         139%          302%          439%         471%

-------------------
^^   The fund changed its fiscal year end from October 31 to August 31.

^    Calculated based upon average shares outstanding.

(b)  Not annualized.

#    Short periods have been annualized.

                       See notes to financial statements.

                                                                      STRATEGIC INCOME FUND^^
                                         -------------------------------------------------------------------------------
                                                           CLASS A                                  CLASS B
                                         --------------------------------------    --------------------------------------
                                         11/1/01         YEAR ENDED    11/30/98*    11/1/01         YEAR ENDED   11/30/98*
                                         THROUGH    -----------------   THROUGH     THROUGH    -----------------  THROUGH
                                         8/31/02    10/31/01 10/31/00  10/31/99     8/31/02    10/31/01 10/31/00 10/31/99
                                         -------    -------- --------  --------    --------    -------- -------- --------
Per share operating performance:
Net asset value, beginning of period      $ 8.85      $ 9.05   $ 9.59   $ 10.00      $ 8.85      $ 9.05   $ 9.59   $10.00
                                          ------      ------   ------   -------      ------      ------   ------   ------
Income from investment operations:
   Net investment income (loss)             0.41        0.62     0.78      0.72        0.38        0.57     0.74     0.71
   Net gains or losses on securities
    (both realized and unrealized)         (0.31)      (0.20)   (0.53)    (0.41)      (0.31)      (0.20)   (0.53)   (0.41)
                                          ------      ------   ------   -------      ------      ------   ------   ------
      Total from investment operations      0.10        0.42     0.25      0.31        0.07        0.37     0.21     0.30
                                          ------      ------   ------   -------      ------      ------   ------   ------
Less distributions:
   Dividends from net investment income     0.38        0.60     0.78      0.72        0.34        0.55     0.74     0.71
   Tax return of capital                    0.02        0.02     0.01        --        0.02        0.02     0.01       --
                                          ------      ------   ------   -------      ------      ------   ------   ------
      Total distributions                   0.40        0.62     0.79      0.72        0.36        0.57     0.75     0.71
                                          ------      ------   ------   -------      ------      ------   ------   ------
Net asset value, end of period            $ 8.55      $ 8.85   $ 9.05   $  9.59      $ 8.56      $ 8.85   $ 9.05   $ 9.59
                                          ======      ======   ======   =======      ======      ======   ======   ======
Total Return (1)                            1.10%(b)    4.73%    2.59%     3.23%(b)    0.76%(b)    4.20%    2.17%    3.13%(b)
Ratios/supplemental data:
   Net assets, end of period (millions)       $3          $2       $2        $3          $7          $8       $8       $5
Ratios to average net assets: #
   Net expenses                             1.25%       1.25%    1.11%     0.15%       1.75%       1.75%    1.53%    0.17%
   Net investment income (loss)             5.74%       6.81%    7.84%     8.38%       5.28%       6.35%    7.42%    8.40%
   Expenses without waivers,
    reimbursements and earnings credits     3.13%       2.75%    2.43%     3.59%       3.63%       3.25%    3.06%    3.98%
   Net investment income (loss)
    without waivers, reimbursements
    and earnings credits                    3.86%       5.31%    6.52%     4.94%       3.40%       4.85%    5.89%    4.59%
Portfolio turnover rate                      176%(b)     174%     113%      136%(b)     176%(b)     174%     113%     136%(b)


                                                     STRATEGIC INCOME FUND^^
                                          --------------------------------------------
                                                            CLASS C
                                          --------------------------------------------
                                          11/1/01         YEAR ENDED          11/30/98*
                                          THROUGH    --------------------      THROUGH
                                          8/31/02    10/31/01    10/31/00     10/31/99
                                          -------    --------    --------    ---------
Per share operating performance:
Net asset value, beginning of period       $ 8.85      $ 9.05      $ 9.59      $10.00
                                           ------      ------      ------      ------
Income from investment operations:
   Net investment income (loss)              0.38        0.57        0.74        0.71
   Net gains or losses on securities
    (both realized and unrealized)          (0.31)      (0.20)      (0.53)      (0.41)
                                           ------      ------      ------      ------
      Total from investment operations       0.07        0.37        0.21        0.30
                                           ------      ------      ------      ------
Less distributions:
   Dividends from net investment income      0.34        0.55        0.74        0.71
   Tax return of capital                     0.02        0.02        0.01          --
                                           ------      ------      ------      ------
      Total distributions                    0.36        0.57        0.75        0.71
                                           ------      ------      ------      ------
Net asset value, end of period             $ 8.56      $ 8.85      $ 9.05      $ 9.59
                                           ======      ======      ======      ======
Total Return (1)                             0.78%(b)    4.21%       2.15%       3.12%(b)
Ratios/supplemental data:
   Net assets, end of period (millions)        $3          $3          $2          $4
Ratios to average net assets: #
   Net expenses                              1.75%       1.75%       1.49%       0.17%
   Net investment income (loss)              5.24%       6.33%       7.46%       8.40%
   Expenses without waivers,
    reimbursements and earnings credits      3.63%       3.25%       2.89%       3.98%
   Net investment income (loss)
    without waivers, reimbursements
    and earnings credits                     3.36%       4.83%       6.06%       4.59%
Portfolio turnover rate                       176%(b)     174%        113%        136%(b)

-------------------
^^  The fund changed its fiscal year end from October 31 to August 31.

*   Commencement of operations.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

(b) Not annualized.

#   Short periods have been annualized.

                       See notes to financial statements.


                                                                                       STRATEGIC INCOME FUND^^
                                                                     ------------------------------------------------------
                                                                                      CLASS M                      SELECT~
                                                                     ------------------------------------------    --------
                                                                     11/1/01         YEAR ENDED        10/28/99**  11/30/98*
                                                                     THROUGH    -------------------     THROUGH     THROUGH
                                                                     8/31/02    10/31/01   10/31/00    10/31/99    10/31/99
                                                                     -------    --------   --------    --------    --------
Per share operating performance:
Net asset value, beginning of period                                   $8.83       $9.03      $9.59       $9.64      $10.00
                                                                     -------    --------   --------    --------    --------
Income from investment operations:
 Net investment income (loss)                                           0.40        0.60       0.75        0.07        0.72
 Net gains or losses on securities
   (both realized and unrealized)                                      (0.31)      (0.20)     (0.55)      (0.05)      (0.41)
                                                                     -------    --------   --------    --------    --------
   Total from investment operations                                     0.09        0.40       0.20        0.02        0.31
                                                                     -------    --------   --------    --------    --------
Less distributions:
 Dividends from net investment income                                   0.36        0.58       0.75        0.07        0.72
 Tax return of capital                                                  0.02        0.02       0.01          --          --
                                                                     -------    --------   --------    --------    --------
   Total distributions                                                  0.38        0.60       0.76        0.07        0.72
                                                                     -------    --------   --------    --------    --------
Net asset value, end of period                                         $8.54       $8.83      $9.03       $9.59       $9.59
                                                                     =======    ========   ========    ========    ========
Total Return (1)                                                        1.03%(b)    4.50%      2.10%       0.16%(b)    1.10%(b)
Ratios/supplemental data:
 Net assets, end of period (millions)                                     $8         $10        $16         $12          $1
Ratios to average net assets: #
 Net expenses                                                           1.45%       1.45%      1.43%       0.17%       0.24%
 Net investment income (loss)                                           5.52%       6.69%      7.52%       4.56%       8.07%
 Expenses without waivers, reimbursements
   and earnings credits                                                 3.05%       2.55%      2.54%       3.73%       3.87%
 Net investment income (loss) without waivers,
   reimbursements and earnings credits                                  3.92%       5.59%      6.41%       1.00%       4.44%
Portfolio turnover rate                                                  176%(b)     174%       113%        136%(b)     176%(b)

-------------------
^^  The fund changed its fiscal year end from October 31 to August 31.

~ All outstanding shares were redeemed effective November 5, 1999. The Fund continues to offer Select Shares for sale.

**  Commencement of offering of class of shares.

*   Commencement of operations.

(1) Total return figures do not include the effect of any front-end sales load.

(b) Not annualized.

#   Short periods have been annualized.

                       See notes to financial statements.

                                                                               U.S. TREASURY INCOME FUND^^
                                                            ----------------------------------------------------------------
                                                                                        CLASS A
                                                            ----------------------------------------------------------------
                                                            11/01/01                        YEAR ENDED
                                                             THROUGH   -----------------------------------------------------
                                                             8/31/02   10/31/01   10/31/00    10/31/99   10/31/98   10/31/97
                                                            --------   --------   --------    --------   --------   --------
Per share operating performance:
Net asset value, beginning of period                          $11.77     $10.77     $10.67      $11.66     $11.26     $11.13
                                                              ------     ------     ------      ------     ------     ------
Income from investment operations:
 Net investment income (loss)                                   0.38       0.53+      0.68        0.71       0.75       0.66
 Net gains or losses on securities
   (both realized and unrealized)                               0.05       1.01+      0.10       (0.99)      0.40       0.13
                                                              ------     ------     ------      ------     ------     ------
   Total from investment operations                             0.43       1.54       0.78       (0.28)      1.15       0.79
                                                              ------     ------     ------      ------     ------     ------
Less distributions:
 Dividends from net investment income                           0.37       0.54       0.68        0.71       0.75       0.66
                                                              ------     ------     ------      ------     ------     ------
Net asset value, end of period                                $11.83     $11.77     $10.77      $10.67     $11.66     $11.26
                                                              ======     ======     ======      ======     ======     ======
Total Return (1)                                                3.80%(b)  14.72%      7.63%      (2.41%)    10.59%      7.35%
Ratios/supplemental data:
 Net assets, end of period (millions)                            $44        $46        $41         $69        $63        $85
Ratios to average net assets: #
 Net expenses                                                   0.75%      0.75%      0.75%       0.75%      0.79%      0.90%
 Net investment income (loss)                                   3.87%      4.74%+     6.45%       6.40%      6.53%      5.97%
 Expenses without waivers, reimbursements
   and earnings credits                                         1.32%      1.35%      1.30%       1.32%      1.30%      1.21%
 Net investment income (loss) without waivers,
   reimbursements and earnings credits                          3.30%      4.14%+     5.90%       5.83%      6.02%      5.66%
Portfolio turnover rate                                          228%(b)    134%        29%         59%        75%       179%

-------------------
^^  The fund changed its fiscal year end from October 31 to August 31.

(1) Total return figures do not include the effect of any front-end sales load.

(b) Not annualized.

#   Short periods have been annualized.

+   Restated.

                       See notes to financial statements.


                                                                              U.S. TREASURY INCOME FUND^^
                                                --------------------------------------------------------------------------------
                                                                            CLASS B                                SELECT
                                                ----------------------------------------------------------    ------------------
                                                11/1/02                       YEAR ENDED                      11/1/01    2/16/01**
                                                THROUGH  -------------------------------------------------    THROUGH    THROUGH
                                                8/31/02  10/31/01  10/31/00   10/31/99  10/31/98  10/31/97    8/31/02   10/31/01
                                                -------  --------  --------   --------  --------  --------    -------   --------
Per share operating performance:
Net asset value, beginning of period             $11.75    $10.75    $10.67     $11.66    $11.25    $11.11     $11.77    $11.10
                                                 ------    ------    ------     ------    ------    ------     ------    ------
Income from investment operations:
 Net investment income (loss)                      0.28      0.43+     0.59       0.61      0.65      0.58       0.39      0.37
 Net gains or losses in securities
   (both realized and unrealized)                  0.06      1.01+     0.08      (0.99)     0.41      0.13       0.06      0.66
                                                 ------    ------    ------     ------    ------    ------     ------    ------
   Total from investment operations                0.34      1.44      0.67      (0.38)     1.06      0.71       0.45      1.03
                                                 ------    ------    ------     ------    ------    ------     ------    ------
Less distributions:
 Dividends from net investment income              0.28      0.44      0.59       0.61      0.65      0.57       0.39      0.36
                                                 ------    ------    ------     ------    ------    ------     ------    ------
Net asset value, end of period                   $11.81    $11.75    $10.75     $10.67    $11.66    $11.25     $11.83    $11.77
                                                 ======    ======    ======     ======    ======    ======     ======    ======
Total Return (1)                                   3.04%(b) 13.74%     6.49%     (3.27%)    9.68%     6.56%      3.97%(b)  9.52%(b)
Ratios/supplemental data:
 Net assets, end of period (millions)               $21       $20       $16        $16       $14       $11        $78       $76
Ratios to average net assets: #
 Net expenses                                      1.64%     1.64%     1.64%      1.64%     1.64%     1.64%      0.55%     0.55%
 Net investment income (loss)                      2.99%     3.84%+    5.56%      5.51%     5.69%     5.24%      4.07%     4.73%
 Expenses without waivers, reimbursements
   and earnings credits                            1.82%     1.85%     1.80%      1.82%     1.79%     1.71%      0.86%     0.98%
 Net investment income (loss) without waivers,
   reimbursements and earnings credits             2.81%     3.63%+    5.40%      5.33%     5.54%     5.17%      3.76%     4.30%
Portfolio turnover rate                             228%(b)   134%       29%        59%       75%      179%       228%(b)   134%(b)

-------------------
^^  The fund changed its fiscal year end from October 31 to August 31.

**  Commencement of offering of class of shares.

(1) Total return figures do not include the effect of any deferred sales load.

(b) Not annualized.

#   Short periods have been annualized.

+   Restated.

                       See notes to financial statements.

JPMORGAN FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of
Mutual Fund Group, J.P. Morgan Institutional Funds, Mutual Fund Select Group, J.P. Morgan Series Trust and J.P. Morgan Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights, after the reclassification described in Note 3.K., present fairly, in all material respects, the financial position of JPMorgan Bond Fund, JPMorgan Bond Fund II, JPMorgan Enhanced Income Fund, JPMorgan Fleming Emerging Markets Debt Fund, JPMorgan Global Strategic Income Fund, JPMorgan Intermediate Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short-Term Bond Fund II, JPMorgan Strategic Income Fund and JPMorgan U.S. Treasury Income Fund (the "Funds") at August 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
October 25, 2002

                       See notes to financial statements.

JPMORGAN FUNDS
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.

NAME, CONTACT ADDRESS       POSITIONS         TERM OF OFFICE        PRINCIPAL                NUMBER OF PORT-      OTHER
AND DATE OF BIRTH           HELD WITH         AND LENGTH OF         OCCUPATIONS              FOLIOS IN JPMORGAN   DIRECTORSHIPS
                            EACH              TIME SERVED           DURING PAST              FUND COMPLEX         HELD OUTSIDE
                            JPMORGAN                                5 YEARS                  OVERSEEN BY          JPMORGAN FUND
                            TRUST                                                            TRUSTEE              COMPLEX
-------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)

William J. Armstrong;       Trustee           Trustee of Funds      Retired; Vice President  75                   None
522 Fifth Avenue,                             that are series of    and Treasurer of
New York, NY 10036;                           JPMF, JPMIF and       Ingersoll-Rand
12/4/1941                                     JPMST since 2001,     Company
                                              Funds that are
                                              series of MFSG
                                              since 1996 and
                                              Funds that are
                                              series of MFG
                                              since 1987.

Roland R. Eppley, Jr.;      Trustee           Trustee of Funds      Retired                  75                   Trustee of
522 Fifth Avenue,                             that are series of                                                  Janel
New York, NY 10036;                           JPMF, JPMIF and                                                     Hydraulics,
4/1/1932                                      JPMST since 2001,                                                   Inc.
                                              Funds that are
                                              series of MFSG
                                              since 1996 and
                                              Funds that are
                                              series of MFG
                                              since 1989.

Ann Maynard Gray;           Trustee           Since 2001            President of             75                   Director of
522 Fifth Avenue,                                                   Diversified Publishing                        Duke Energy
New York, NY 10036;                                                 Group; Formerly                               Corporation,
8/22/1945                                                           Vice President,                               Elan
                                                                    Capital Cities/ABC, Inc.                      Corporation,
                                                                                                                  plc and The
                                                                                                                  Phoenix
                                                                                                                  Companies

Matthew Healey;             Trustee and       Trustee of Funds      Retired; Chief           75                   None
522 Fifth Avenue,           President of      that are series of    Executive Officer
New York, NY 10036;         the Board of      JPMF since 1982,      of certain J.P. Morgan
8/23/1937                   Trustees          Funds that are        Fund Trusts
                                              series of JPMIF
                                              since 1992, Funds
                                              that are series of
                                              JPMST since 1996
                                              and Funds that are
                                              series of MFG and
                                              MFSG since 2001.

Fergus Reid, III;           Trustee and       Trustee of Funds      Chairman and             75                   Trustee of
522 Fifth Avenue,           Chairman of the   that are series of    Chief Executive Officer,                      Morgan
New York, NY 10036;         Board of          JPMF, JPMIF and       Lumelite Corporation                          Stanley Funds
8/12/1932                   Trustees          JPMST since 2001,
                                              Funds that are
                                              series of MFSG
                                              since 1996 and
                                              Funds that are
                                              series of MFG
                                              since 1987.

James J. Schonbachler;      Trustee           Since 2001            Retired; Managing        75                   Director of
522 Fifth Avenue,                                                   Director of Bankers                           Jonathans
New York, NY 10036;                                                 Trust Company,                                Landing
1/26/1943                                                           Group Head and                                Golf Club,
                                                                    Director, Bankers                             Inc.
                                                                    Trust, A.G., Zurich and
                                                                    Director, BT Brokerage
                                                                    Corp.

NAME, CONTACT ADDRESS    POSITIONS  TERM OF OFFICE        PRINCIPAL                NUMBER OF PORT-      OTHER
AND DATE OF BIRTH        HELD WITH  AND LENGTH OF         OCCUPATIONS              FOLIOS IN JPMORGAN   DIRECTORSHIPS
                         EACH       TIME SERVED           DURING PAST              FUND COMPLEX         HELD OUTSIDE
                         JPMORGAN                         5 YEARS                  OVERSEEN BY          JPMORGAN FUND
                         TRUST                                                     TRUSTEE              COMPLEX
---------------------------------------------------------------------------------------------------------------------------------
Robert J. Higgins;       Trustee    Since 2002            Retired; President,      75                   Director of Providian
522 Fifth Avenue,                                         Fleet Boston                                  Financial Corp., Lincoln
New York, NY 10036;                                       Financial Corp.                               Center for Performing
10/9/1945                                                                                               Arts and Rhode Island
                                                                                                        School of Design
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)
---------------------------------------------------------------------------------------------------------------------------------

Leonard M. Spalding*     Trustee    Trustee of Funds      Retired; Chief           75                   Director of Greenview
522 Fifth Avenue,                   that are series of    Executive Officer of                          Trust Co.
New York, NY 10036;                 JPMF, JPMIF and       Chase Mutual Funds;
7/20/1935                           JPMST since 2001      President and Chief
                                    and Funds that are    Executive Officer
                                    series of MFG and     of Vista Capital
                                    MFSG since 1998.      Management; Chief
                                                          Investment Executive
                                                          of the Chase
                                                          Manhattan Private
                                                          Bank

* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase & Co.

NAME, CONTACT ADDRESS     POSITIONS HELD        TERM OF OFFICE       PRINCIPAL OCCUPATIONS
AND DATE OF BIRTH         WITH EACH             AND LENGTH OF        DURING PAST 5 YEARS
                          JPMORGAN TRUST        TIME SERVED
------------------------------------------------------------------------------------------------------------------
George Gatch;             President             Since 2001           Managing Director, J.P. Morgan Investment
522 Fifth Avenue,                                                    Management, Inc. ("JPMIM") and
New York, NY 10036;                                                  J.P. Morgan Fleming Asset Management (USA),
12/21/1962                                                           Inc. ("JPMFAM(USA)") and head of JPMorgan
                                                                     Fleming's U.S. Mutual Funds and Financial
                                                                     Intermediaries Business ("FFI")

David Wezdenko;           Treasurer             Since 2001           Managing Director JPMIM and JPMFAM(USA)
522 Fifth Avenue,                                                    and Chief Operating Officer for FFI
New York, NY 10036;
10/2/1963

Sharon Weinberg;          Secretary             Since 2001           Managing Director JPMIM and JPMFAM(USA)
522 Fifth Avenue,                                                    and head of Business and Product Strategy for
New York, NY 10036;                                                  FFI
6/15/1959

Michael Moran;            Vice President and    Since 2001           Vice President, JPMIM and JPMFAM(USA) and
522 Fifth Avenue,         Assistant Treasurer                        Chief Financial Officer for FFI
New York, NY 10036;
7/14/1969

Stephen Ungerman;         Vice President and    Since 2001           Vice President, JPMIM and JPMFAM(USA),
522 Fifth Avenue,         Assistant Treasurer                        Head of the Fund Service Group within Fund
New York, NY 10036;                                                  Administration, formerly Tax Director and
6/2/1953                                                             Co- head of Fund Administration, Prudential
                                                                     Insurance Co. and formerly Assistant Treasurer
                                                                     of mutual funds, Prudential Insurance Co.

Judy R. Bartlett;         Vice President and    Since 2001           Vice President and Assistant General Counsel,
522 Fifth Avenue,         Assistant Secretary                        JPMIM and JPMFAM(USA), formerly attorney
New York, NY 10036;                                                  and Assistant Secretary, Mainstay Funds and
5/29/1965                                                            associate at law firm of Willkie,
                                                                     Farr & Gallagher

Joseph J. Bertini;        Vice President and    Since 2001           Vice President and Assistant General Counsel,
522 Fifth Avenue,         Assistant Secretary                        JPMIM and JPMFAM(USA) and formerly
New York, NY 10036;                                                  attorney in the Mutual Fund Group,
11/4/1965                                                            SunAmerica Asset Management, Inc.

Thomas J. Smith;          Vice President and    Since 2002           Vice President and Head of Compliance,
522 Fifth Avenue,         Assistant Secretary                        J.P. Morgan Chase & Co's. asset management
New York, NY 10036;                                                  business in the Americas, formerly member of
6/24/1955                                                            Investment Management - Risk
                                                                     Management/Compliance Group for the
                                                                     Chase Manhattan Corporation

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER (UNAUDITED)

JPMorgan Bond Fund ("BF")
JPMorgan Bond Fund II ("BFII")
JPMorgan Enhanced Income Fund ("EIF")
JPMorgan Fleming Emerging Markets Debt Fund ("EMDF")
JPMorgan Global Strategic Income Fund ("GSIF")
JPMorgan Intermediate Bond Fund ("IBF")
JPMorgan Short Term Bond Fund ("STBF")
JPMorgan Short Term-Bond Fund II ("STBFII")
JPMorgan Strategic Income Fund ("SIF")
JPMorgan U.S. Treasury Income Fund ("USTI")

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year end August 31, 2002. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2002. The information necessary to complete your income tax returns for the calendar year ending December 31, 2002 will be received under separate cover.

During the period ended August 31, 2002, the following long-term capital gains were distributed by the following Funds:

                                                                  LONG-TERM
                                                                CAPITAL GAINS
FUND                                                             DISTRIBUTION
--------------------------------------------------------------------------------
BF                                                                 $12,048,273

STBF                                                                 2,738,254

STBFII                                                               5,500,084

JPMORGAN FUNDS

U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS
Select Balanced Fund
Select Equity Income Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International
    Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Small Company
    Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free
    Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities
    Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

ANNUAL REPORT

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with the JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                      JPMorgan Funds Fullfillment Center
                              393 Manley Street
                       West Bridgewater, MA 02379-1039

      (C) J.P. Morgan Chase & Co., 2002 All Rights Reserved. October 2002

                                                                      AN-INC-802